SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss.240.14a-12

                               JOHN HANCOCK TRUST
                (Name of Registrant as Specified In Its Charter)
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
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      1)  Title of each class of securities to which transaction applies:

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          pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4)  Proposed maximum aggregate value of transaction:

      5)  Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

      2) Form, Schedule or Registration Statement No.:

      3) Filing Party:

      4) Date Filed:

                               JOHN HANCOCK TRUST
                               601 Congress Street
                           Boston, Massachusetts 02210


                                                          November 23, 2007

Dear Variable Annuity and Variable Life Contract Owners:

     Management has proposed a number of important changes variously affecting all of the separate investment portfolios (the "Funds") of John Hancock Trust (the "Trust" or "JHT"). To consider and vote on these proposed changes, a Special Meeting of Shareholders of JHT will be held at 601 Congress Street, Boston, Massachusetts 02210, on January 8, 2008 at 10:00 a.m., Eastern Time (the "Meeting"). We encourage you to read the attached materials in their entirety.

     The following is an overview of the proposals for which you are being asked to provide voting instructions.

     Proposals Affecting All or Most of the Funds. Shareholders of all or most of the Funds as indicated below are being asked to approve:

o The election of seven Trustees as members of the Board of Trustees of JHT (the "Board") (All Shareholders);

o (a) An Amendment to JHT's Agreement and Declaration of Trust authorizing a conversion of JHT to another form of business entity; and
     (b) The Reorganization of JHT from a Massachusetts business trust to a Delaware limited liability company pursuant to a Plan of Conversion (All Funds);

o Amendments to the Advisory Agreement between the Trust and John Hancock Investment Management Services, LLC ("JHIMS" or the "Adviser") for each Fund (except the "American Feeder Funds" as defined below):
     (a) clarifying that the Adviser has authority to manage Fund assets directly;
     (b) clarifying the liability standard applicable to the Adviser; and
     (c) transferring to a new Service Agreement with the Adviser the financial, accounting and administrative services currently performed by the Adviser under the Advisory Agreement (All Funds except the American Growth Trust, American International Trust, American Blue Chip Income and Growth Trust,
     American Growth-Income Trust, American Bond Trust, American Global Growth Trust, American Global Small Capitalization Trust, American High-Income Bond Trust, American Asset Allocation Trust and American New World Trust (collectively, the "American Feeder Funds"); and

o    Amended and restated fundamental investment restrictions relating to:

       o  Concentration;          o  Underwriting;        o  Loans; and
       o  Diversification;        o  Real Estate;         o  Senior securities.
       o  Borrowing;              o  Commodities;
       (All Funds except the American Feeder Funds and
       (i) in the case of the concentration  restriction,  the following funds:
       Global Real Estate Trust, Health Sciences Trust, Natural Resources Trust, Real Estate Securities Trust, Real Estate Equity Trust and Utilities Trust; and
       (ii) in the case of the diversification restriction, the following funds: Core Equity Trust, Dynamic Growth Trust, Financial Services Trust, Global Bond Trust, Global Real Estate Trust, Growth Opportunities Trust, Growth Trust, Health Sciences Trust, Intrinsic Value Trust, Natural Resources Trust, Real Estate Securities Trust, Real Return Bond Trust, Utilities Trust, U.S. Global Leaders Trust and U.S. Multi Sector Trust).

     Proposals Affecting Selected Funds. Shareholders of the Funds indicated below are being asked to approve:

o An Amendment to the Advisory Agreement for each Lifestyle Trust and the Index Allocation Trust restructuring the advisory fee (the Lifestyle Aggressive Trust, Lifestyle Growth Trust, Lifestyle Balanced Trust, Lifestyle Conservative Trust, Lifestyle Moderate Trust and Index Allocation Trust only)

o An amended Rule 12b-1 Distribution Plan ("12b-1 Plan") for each of the Series I, Series II and Series III shares of each of the American Growth Trust, American International Trust, American Blue Chip Income and Growth Trust, American Growth-Income Trust and American Bond Trust (collectively, the "Original American Feeder Funds") (Original American Feeder Funds only)

                                      * * *

     Although you are not a shareholder of JHT, your purchase payments and the earnings on such purchase payments under your variable annuity or variable life contracts issued by John Hancock Life Insurance Company (U.S.A.) ("JHLICO (U.S.A.)"), John Hancock Life Insurance Company of New York ("JHLICO New York"), John Hancock Life Insurance Company ("JHLICO") and John Hancock Variable Life Insurance Company ("JHVLICO") are invested in subaccounts of separate accounts established by these companies, and each subaccount invests in shares of one of the Funds. You have the right to instruct these insurance companies, as appropriate, how to vote the shares of JHT attributable to your contract as of November 10, 2007, the record date for the Meeting. JHLICO (U.S.A.), JHLICO New York, JHLICO and JHVLICO will vote all shares of JHT issued to such companies, and JHT will vote all shares held by its five Lifestyle Trusts and the Index Allocation Trust which are Funds that invest in other Funds of JHT, in proportion to the timely instructions received from owners of the contracts participating in separate accounts registered under the Investment Company Act of 1940, as amended.

     Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement for JHT, and a Voting Instructions Form for each Fund in which your contract values were invested as of the record date. The number of shares that represents your voting interest appears in each Voting Instructions Form. The Proxy Statement provides background information and describes in detail each of the matters to be voted on at the Meeting.

     The Board has unanimously approved each of the proposals and recommends that you give voting instructions "FOR" their approval.

     In order for shares to be voted at the Meeting based on your instructions, we urge you to read the Proxy Statement and then complete and mail your Voting Instructions Form(s) in the attached postage-paid envelope, allowing sufficient time for their receipt by January 7, 2008. To give voting instructions by touch-tone telephone or via the Internet, follow the instructions on the Voting Instructions Form.

     If you have any questions regarding the Meeting, please call one of the following numbers:

       --For JHLICO (U.S.A.) variable annuity contracts:       (800) 344-1029
       --For JHLICO (U.S.A.) variable life contracts:          (800) 827-4546
       --For JHLICO New York variable annuity contracts:       (800) 551-2078
       --For JHLICO New York variable life contracts:          (888) 267-7784
       --For JHLICO and JHVLICO contracts:                     (800) 824-0335

                                                     Sincerely,

                                                     /s/ JOHN J. DANELLO
                                                     John J. Danello
                                                     Secretary
                                                     John Hancock Trust

                               JOHN HANCOCK TRUST
                               601 Congress Street
                           Boston, Massachusetts 02210

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of John Hancock Trust:

     Notice is hereby given that a Special Meeting of Shareholders of John Hancock Trust (the "Trust" or "JHT") will be held at 601 Congress Street, Boston, Massachusetts 02210, on January 8, 2008 at 10:00 a.m., Eastern Time (the "Meeting"). A Proxy Statement providing information about the purposes of the Meeting is included with this notice. The Meeting will be held for the following purposes:

Proposal 1     Election of seven Trustees as members of the Board of Trustees of
               JHT.
                      (All shareholders of JHT will vote on Proposal 1).

Proposal 2 (a) An  Amendment  to  JHT's   Agreement  and  Declaration  of  Trust
               authorizing a conversion of JHT to another form of business entity; and

           (b) The Reorganization of JHT from a Massachusetts business trust to a Delaware limited liability company pursuant to a Plan of Conversion.
              (Shareholders of each Fund will vote separately on Proposals 2(a)
               and 2(b)).

Proposal 3     Approval of  Amendments  to the  Advisory  Agreement  between the
               Trust  and  John  Hancock  Investment  Management  Services,  LLC
               ("JHIMS" or the  "Adviser")  for each Fund (except the  "American
               Feeder Funds" as defined below):

           (a) Clarifying that the Adviser has authority to manage Fund assets directly;

           (b) Clarifying the liability standard applicable to the Adviser; and

           (c) Transferring to a new Service Agreement with the Adviser the financial, accounting and administrative services currently performed by the Adviser under the Advisory Agreement. (Shareholders of each Fund (except the American Growth Trust, American International Trust, American Blue Chip Income and Growth Trust, American Growth-Income Trust, American Bond Trust, American Global Growth Trust, American Global Small Capitalization Trust, American High-Income Bond Trust, American Asset Allocation Trust and American New World Trust (collectively, the "American Feeder Funds") will vote separately on Proposals 3(a) - 3(c)).

           (d) Approval of an Amendment to the Advisory Agreement for each Lifestyle Trust and the Index Allocation Trust restructuring the advisory fee.
               (Shareholders of each of the Lifestyle Aggressive Trust, Lifestyle Growth Trust, Lifestyle Balanced Trust, Lifestyle Conservative Trust, Lifestyle Moderate Trust and Index Allocation Trust will vote separately on Proposal 3(d)).

Proposal 4     Approval  of an amended  Rule  12b-1  Distribution  Plan  ("12b-1
               Plan") for each of the Series I, Series II and Series III shares of each of the "Original American Feeder Funds" (as defined below).
               (Shareholders  of each  class of  shares of the  American  Growth
               Trust, American International Trust, American Blue Chip Income and Growth Trust, American Growth-Income Trust and American Bond
               Trust (collectively, the "Original American Feeder Funds") will vote separately on Proposal 4).

Proposal 5     Approval  of  amended   and   restated   fundamental   investment
               restrictions regarding:
           (a) Concentration;
               (Shareholders of each Fund (except the American Feeder Funds, the
               Global  Real  Estate  Trust,   Health  Sciences  Trust,   Natural
               Resources Trust, Real Estate Securities Trust, Real Estate Equity
               Trust and  Utilities  Trust)  will vote  separately  on  Proposal
               5(a)).
           (b) Diversification;

               (Shareholders of each Fund (except the American Feeder Funds, Core Equity Trust, Dynamic Growth Trust, Financial Services Trust, Global Bond Trust, Global Real Estate Trust, Growth Opportunities Trust, Growth Trust, Health Sciences Trust, Intrinsic Value Trust, Natural Resources Trust, Real Estate Securities Trust, Real Return Bond Trust, Utilities Trust, U.S. Global Leaders Trust and U.S. Multi Sector Trust) will vote separately on Proposal 5(b)).
           (c) Borrowing;
           (d) Underwriting;
           (e) Real estate;
           (f) Commodities;
           (g) Loans; and.
           (h) Senior securities.
               (Shareholders of each Fund (except the American Feeder Funds) will vote separately on Proposals 5(c) - 5(h)).

               Any other business that may properly come before the Meeting.

     The Board of Trustees of JHT recommends that shareholders vote "FOR" all the Proposals.

     Each shareholder of record at the close of business on November 10, 2007 is entitled to receive notice of and to vote at the Meeting.

                                                     Sincerely,

                                                     /s/ JOHN J. DANELLO
                                                     John J. Danello
                                                     Secretary
                                                     John Hancock Trust

November 23, 2007
Boston, Massachusetts

                               JOHN HANCOCK TRUST


--------------------------------------------------------------------------------



                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY 8, 2008


--------------------------------------------------------------------------------



                                        November 23, 2007



500 Index Trust                        Global Allocation Trust              Mutual Shares Trust
500 Index Trust B                      Global Bond Trust                    Natural Resources Trust
Absolute Return Trust                  Global Real Estate Trust             Overseas Equity Trust
Active Bond Trust                      Global Trust                         Pacific Rim Trust
All Cap Core Trust                     Growth Trust                         Quantitative All Cap Trust
All Cap Growth Trust                   Growth & Income Trust                Quantitative Mid Cap Trust
All Cap Value Trust                    Growth Opportunities Trust           Quantitative Value Trust
American Asset Allocation Trust        Health Sciences Trust                Real Estate Equity Trust
American Blue Chip Income And          High Income Trust                    Real Estate Securities Trust
Growth Trust                           High Yield Trust                     Real Return Bond Trust
American Bond Trust                    Income Trust                         Science & Technology Trust
American Fundamental Holdings          Income & Value Trust                 Short-Term Bond Trust
  Trust                                Index Allocation Trust               Small Cap Trust
American Global Diversification        International Core Trust             Small Cap Growth Trust
  Trust                                International Equity Index Trust A   Small Cap Index Trust
American Global Growth Trust           International Equity Index Trust B   Small Cap Intrinsic Value Trust
American Global Small                  International Growth Trust           Small Cap Opportunities Trust
  Capitalization Trust                 International Opportunities Trust    Small Cap Value Trust
American Growth Trust                  International Small Cap Trust        Small Company Trust
American Growth-Income Trust           International Small CompanyTrust     Small Company Growth Trust
American High-Income Bond Trust        International Value Trust            Small Company Value Trust
American International Trust           Intrinsic Value Trust                Spectrum Income Trust
American New World Trust               Investment Quality Bond Trust        Strategic Bond Trust
Blue Chip Growth Trust                 Large Cap Trust                      Strategic Income Trust
Bond Index Trust A                     Large Cap Value Trust                Total Return Trust
Bond Index Trust B                     Lifestyle Aggressive Trust           Total Stock Market Index Trust
Capital Appreciation Trust             Lifestyle Balanced Trust             U.S. Core Trust
Classic Value Trust                    Lifestyle Conservative Trust         U.S. Global Leaders Growth Trust
Core Bond Trust                        Lifestyle Growth Trust               U.S. Government Securities Trust
Core Equity Trust                      Lifestyle Moderate Trust             U.S. High Yield Bond Trust
Dynamic Growth Trust                   Managed Trust                        U.S. Large Cap Trust
Emerging Growth Trust                  Mid Cap Index Trust                  U.S. Multi Sector Trust
Emerging Markets Value Trust           Mid Cap Intersection Trust           Utilities Trust
Emerging Small Company Trust           Mid Cap Stock Trust                  Value Trust
Equity-Income Trust                    Mid Cap Value Equity Trust           Value & Restructuring Trust
Financial Services Trust               Mid Cap Value Trust                  Value Opportunities Trust
Franklin Templeton Founding            Mid Value Trust                      Vista Trust
Allocation Trust                       Money Market Trust
Fundamental Value Trust                Money Market Trust B

                                TABLE OF CONTENTS
                        (Including Summary of Proposals)

                                                                                                           Page
Introduction
Shareholders and Voting Information
Proposal 1           Election of seven Trustees as members of the Board of Trustees of JHT...............
                              (All shareholders of JHT will vote on Proposal 1).

Proposal 2      (a)  An Amendment to JHT's Agreement and Declaration of Trust authorizing a conversion of JHT to another form of business entity ..........................................
                (b)  The Reorganization of JHT from a Massachusetts business trust to a Delaware limited liability company pursuant to a Plan of Conversion .................................
                              (Shareholders of each Fund will vote separately on Proposals 2(a) and
                              2(b)).

Proposal 3           Approval of Amendments to the Advisory Agreement between the Trust and John Hancock
                     Investment Management Services, LLC  ("JHIMS" or the "Adviser") for each Fund
                     (except the "American Feeder Funds" as defined below):
                (a)  Clarifying that the Adviser has authority to manage Fund assets directly............
                (b)  Clarifying the liability standard applicable to the Adviser.........................
                (c)  Transferring to a new Service Agreement with the Adviser the financial, accounting and administrative services currently performed by the Adviser under the Advisory
                     Agreement...........................................................................
                              (Shareholders of each Fund (except the American Growth Trust, American
                              International Trust, American Blue Chip Income and Growth Trust, American
                              Growth-Income Trust, American Bond Trust, American Global Growth Trust,
                              American Global Small Capitalization Trust, American High-Income Bond
                              Trust, American Asset Allocation Trust and American New World Trust
                              (collectively, the "American Feeder Funds") will vote separately on
                              Proposals 3(a) - 3(c)).

                (d)  Approval of an Amendment to the Advisory Agreement for each Lifestyle Trust and the
                     Index Allocation Trust restructuring the advisory fee...............................
                              (Shareholders of each of the Lifestyle Aggressive Trust, Lifestyle Growth
                              Trust, Lifestyle Balanced Trust, Lifestyle Conservative Trust, Lifestyle
                              Moderate Trust and Index Allocation Trust will vote separately on Proposal
                              3(d)).

Evaluation by the Board of Amendments to Advisory Agreement Under Proposal 3.............................
Description of Current and Amended Advisory Agreement ...................................................
Proposal 4           Approval of an amended Rule 12b-1 Distribution Plan ("12b-1 Plan") for each of the
                     Series I, Series II and Series III shares of each of the "Original American Feeder
                     Funds" (as defined below).
                              (Shareholders of each class of shares of the American Growth Trust,
                              American International Trust, American Blue Chip Income and Growth Trust,
                              American Growth-Income Trust and American Bond Trust (collectively, the
                              "Original American Feeder Funds") will vote separately on Proposal 4).

Proposal 5           Approval of amended and restated fundamental investment restrictions regarding:
                (a)  Concentration.......................................................................
                              (Shareholders of each Fund (except the American Feeder Funds, Global Real
                              Estate Trust, Health Sciences Trust, Natural Resources Trust, Real Estate
                              Securities Trust, Real Estate Equity Trust and Utilities Trust) will vote separately on Proposal 5(a)).

                (b)  Diversification.....................................................................
                              (Shareholders of each Fund (except the American Feeder Funds, Core Equity
                              Trust, Dynamic Growth Trust, Global Bond Trust, Global Real Estate Trust,
                              Growth Opportunities Trust, Growth Trust, Financial Services Trust, Health
                              Sciences Trust, Intrinsic Value Trust, Natural Resources Trust, Real
                              Estate Securities Trust, Real Return Bond Trust, Utilities Trust, U.S.
                              Global Leaders Trust and U.S. Multi Sector Trust) will vote separately on
                              Proposal 5(b)).

                (c)  Borrowing...........................................................................
                (d)  Underwriting........................................................................
                (e)  Real estate.........................................................................
                (f)  Commodities.........................................................................
                (g)  Loans...............................................................................
                (h)  Senior securities ..................................................................
                              (Shareholders  of each Fund  (except the American  Feeder  Funds) will vote separately on Proposals 5(c) - 5(h)).

Independent Registered Public Accounting Firm ...........................................................
Other Matters ...........................................................................................

Appendices:

Appendix A         Outstanding Shares and Share Ownership ...............................................
Appendix B         Procedures for the Selection of Independent Trustees .................................
Appendix C         Declaration of Trust .................................................................
Appendix D         Form of LLC Agreement ................................................................
Appendix E         Comparison of Massachusetts and Delaware Governing Instruments
                    and State Laws ......................................................................
Appendix F         Form of Plan of Conversion ...........................................................
Appendix G         Advisory Agreement Marked to Show Changes from Proposal 3 Amendments .................
Appendix H         Additional Information About the Adviser and the Advisory Agreement ..................
Appendix I         Advisory Fee Schedules and Comparable Funds Managed by the Adviser ...................
Appendix J         Form of Service Agreement ............................................................
Appendix K         Forms of Rule 12b-1 Plans for Series I, Series II and Series III shares of the
                   Original American Feeder Funds........................................................

                               JOHN HANCOCK TRUST
                               601 Congress Street
                           Boston, Massachusetts 02210

                                -----------------

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY 8, 2008

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Board" or "Trustees") of John Hancock Trust ("JHT" or the "Trust") of proxies to be used at a special meeting of shareholders of JHT to be held at 601 Congress Street, Boston, Massachusetts 02210, on January 8, 2008 at 10:00 a.m., Eastern Time (the "Meeting"). Pursuant to the Trust's Agreement and Declaration of Trust (the "Declaration of Trust"), the Board has designated November 10, 2007 as the record date for determining shareholders eligible to vote at the Meeting (the "Record Date"). All shareholders of record at the close of business on the Record Date are entitled to one vote for each share (and fractional votes for fractional shares) of beneficial interest of JHT held. This Proxy Statement is first being sent to shareholders on or about November 23, 2007.

     JHT. JHT is a no-load open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The shares of JHT being offered as of the Record Date were divided into 112 series corresponding to the 112 portfolios (each a "Fund," collectively the "Funds") named on the cover of this Proxy Statement and offered by JHT.

     Investment Management. John Hancock Investment Management Services, LLC ("JHIMS" or the "Adviser") serves as investment adviser for JHT and each of the Funds that has an adviser. Pursuant to an investment advisory agreement with the Trust dated May 1, 1999, as amended (the "Advisory Agreement"), JHIMS is responsible for, among other things, administering the business and affairs of JHT and selecting, contracting with, compensating and monitoring the investment subadvisers that manage the investment and reinvestment of the assets of the Funds pursuant to subadvisory agreements with JHIMS. JHIMS is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Each of the subadvisers to the Funds is also registered as an investment adviser under the Advisers Act or is exempt from such registration.

     The Distributor. John Hancock Distributors, LLC ("JH Distributors") serves as JHT's distributor.

     The offices of JHIMS and JH Distributors are located at 601 Congress Street, Boston, Massachusetts 02210, and their ultimate parent entity is Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as "Manulife Financial" in Canada and Asia and primarily as "John Hancock" in the United States.

                                      * * *

     As used in this Proxy Statement, the term "American Feeder Funds" refers collectively to the American Growth Trust, American International Trust,
American  Blue Chip  Income  and Growth  Trust,  American  Growth-Income  Trust,
American Bond Trust, American Global Growth Trust, American Global Small Capitalization Trust, American High-Income Bond Trust, American Asset Allocation Trust and American New World Trust, and the term "Lifestyle Trusts" refers collectively to the Lifestyle Aggressive Trust, Lifestyle Growth Trust, Lifestyle Balanced Trust, Lifestyle Moderate Trust and Lifestyle Conservative Trust.

                       SHAREHOLDERS AND VOTING INFORMATION

Shareholders of JHT

     JHT does not sell its shares directly to the public but generally only to insurance companies and their separate accounts as the underlying investment media for variable life and variable annuity contracts ("variable contracts") issued by such companies, to certain entities affiliated with the insurance companies and to the Funds of JHT, specifically those that operate as funds of funds such as the Lifestyle Trusts, the Index Allocation Trust and the Franklin Templeton Founding Allocation Trust (sometimes collectively referred to as the "Funds of Funds"). Only shares of a particular Fund are entitled to vote on matters which affect only the interests of that Fund.

     As of the Record Date, shares of JHT were legally owned by John Hancock Life Insurance Company (U.S.A.) ("JHLICO (U.S.A.)"), John Hancock Life Insurance Company of New York ("JHLICO New York"), John Hancock Life Insurance Company ("JHLICO"), John Hancock Variable Life Insurance Company ("JHVLICO") (collectively, the "Insurance Companies") and the Funds of Funds.

     The Insurance Companies hold shares principally in their separate accounts. They may also hold shares directly. An Insurance Company may legally own in the aggregate more than 25% of the shares of a Fund. For purposes of the 1940 Act, any person who owns "beneficially" more than 25% of the outstanding shares of a Fund is presumed to "control" the Fund. Shares are generally deemed to be beneficially owned by a person who has the power to vote or dispose of the shares. An Insurance Company has no power to exercise any discretion in voting or disposing of any of the shares that it legally owns, except that it may have the power to dispose of shares that it holds directly. Consequently, an Insurance Company would be presumed to control a Fund only if it holds directly for its own account, and has the power to dispose of, more than 25% of the shares of the Fund. The Funds of Funds, individually or collectively, may hold more than 25% of the shares of an underlying Fund. As currently operated, the Funds of Funds have no power to exercise any discretion in voting these shares, and the power to dispose of the shares resides not with the Fund of Funds or with JHT but rather with the subadviser to the Fund of Funds as a result of its advisory arrangements. Under these circumstances, JHT does not view a Fund of Funds as being the beneficial owner of shares of underlying Funds for purposes of the 1940 Act presumption of control. See "Solicitation of Proxies and Voting Instructions" below.

     Each of JHLICO (U.S.A.) and JHLICO New York is a wholly-owned subsidiary of The Manufacturers Life Insurance Company ("Manulife"), a Canadian stock life insurance company. Each of JHLICO and JHVLICO is a wholly-owned subsidiary of John Hancock Financial Services, Inc. ("JHFS"). The ultimate parent entity of Manulife and JHFS is Manulife Financial Corporation ("MFC"), the holding company of Manulife and its subsidiaries, collectively known as "Manulife Financial." The principal offices of Manulife Financial are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

     JHLICO (U.S.A.) is a stock life insurance company originally organized under the laws of Pennsylvania, redomesticated under the laws of Michigan and having its principal address at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. JHLICO New York is a stock life insurance company organized under the laws of New York and having its principal address at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. JHLICO is a life insurance company organized under the laws of Massachusetts and having its principal offices at 200 Clarendon Street, Boston, Massachusetts 02117. JHVLICO is a life insurance company organized under the laws of Massachusetts and having its principal offices at 197 Clarendon Street, Boston, Massachusetts 02117.

     The number of votes eligible to be cast at the Meeting with respect to each Fund, the percentage ownership of the outstanding shares of each Fund by each of the Insurance Companies and by the Funds of Funds, and other share ownership information, as of the Record Date, are set forth in Appendix A ("Outstanding Shares and Share Ownership") to this Proxy Statement.

     JHT will furnish, without charge, a copy of its annual report for the fiscal year ended December 31, 2006 and semi-annual report for the six-month period ended June 30, 2007 to any shareholder or contract owner upon request. To obtain a report, please contact JHT by calling 1-800-344-1029 or by writing to JHT at 601 Congress Street, Boston, Massachusetts 02210, Attn.: Gordon Shone.

Voting Procedures

     Proxies  may be  revoked  at any time  prior to the  voting  of the  shares represented thereby by: (i) mailing written instructions addressed to the Secretary of JHT at 601 Congress Street, Boston, Massachusetts 02210; or (ii) signing and returning a new proxy, in each case if received by JHT by December 17, 2007. All valid proxies will be voted in accordance with specifications thereon, or in the absence of specifications, for approval of all applicable Proposals.

     Quorum; Definition of a Majority of Outstanding Voting Securities. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of 30% of the outstanding shares of JHT at the close of business on that date present in person or by proxy will constitute a quorum for the Meeting. A Majority of the Outstanding Voting Securities (defined below) of JHT (or of a Fund or class of shares of a Fund, as applicable) is required to approve a proposal, except as otherwise stated herein. As used in this Proxy Statement, the vote of a "Majority of the Outstanding Voting Securities" means the affirmative vote of the lesser of:

(1) 67% or more of the voting securities of JHT or a Fund, as applicable, present at the Meeting, if the holders of more than 50% of the outstanding voting securities of JHT or a Fund, as applicable, are present in person or by proxy or
(2) more than 50% of the outstanding voting securities of JHT or a Fund, as applicable.

Shareholders are entitled to one vote for each Series I, Series II, Series III and NAV share held and fractional votes for fractional shares held. No shares have cumulative voting rights.

     In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to one or more proposals in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Meeting generally will require the affirmative vote of the holders of a majority of JHT's shares cast at the Meeting, and any adjournment with respect to a proposal will require the affirmative vote of the holders of a majority of the shares entitled to vote on the proposal cast at the Meeting. The persons named as proxies will vote for or against any adjournment in their discretion.

     Abstentions. Abstentions are counted as shares eligible to vote at the Meeting in determining whether a quorum is present, but do not count as votes cast with respect to a proposal. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions as if they were votes against a proposal.

     Cost of Preparation and Distribution of Proxy Materials. The costs of the preparation of these proxy materials and their distribution will be borne 50% by the Adviser and 50% by the Funds, with the costs borne by the Funds allocated among them on the basis of their relative net assets. In addition to the solicitation of proxies by the use of the mails, proxies may be solicited by officers and employees of JHT, the Adviser or its agents or affiliates, personally or by telephone. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by the Adviser for their out-of-pocket expenses.

     Fund Voting. Shares of all Funds will vote in the aggregate and not separately by Fund or class of shares with respect to the election of Trustees (Proposal 1). Shares of each Fund will vote separately, and in the aggregate and not by class of shares, with respect to the amendment to the Declaration of Trust (Proposal 2(a)) and the Plan of Conversion (Proposal 2(b)). Shares of the applicable Fund or Funds will vote separately, and in the aggregate and not by class of shares, on the Proposals with respect to amendments to the Advisory Agreement (Proposal 3) and to the fundamental investment restrictions of the Funds (Proposal 5), and each of the Series I, Series II and Series III share classes of each Original American Feeder Fund will vote separately as a class on the proposed amendments to Rule 12b-1 plans (Proposal 4).

Solicitation of Proxies and Voting Instructions

     JHT is soliciting proxies from the shareholders of the Funds, including the Insurance Companies, which have the right to vote upon matters that may be voted upon at a special shareholders' meeting. The Insurance Companies will furnish this Proxy Statement to the owners of variable contracts participating in their separate accounts which are registered with the Securities and Exchange
Commission ("SEC") under the 1940 Act ("Registered Accounts") and that hold shares of the Funds to be voted at the Meeting and will solicit voting instructions from those contract owners.

     Each Insurance Company will vote shares of the Funds held in its Registered
Accounts: (i) for which timely voting instructions are received from contract owners, in accordance with such instructions; and (ii) for which no voting instructions are timely received, in the same proportion as the instructions received from contract owners participating in all its Registered Accounts. The Insurance Companies will vote all other shares of the Funds held by them in the same proportion as the voting instructions timely received by all the Insurance Companies from contract owners participating in all their Registered Accounts. In addition, JHT will vote shares of an underlying Fund held by the Funds of Funds in the same proportion as the voting instructions timely received by all the Insurance Companies from contract owners participating in all their Registered Accounts that invest in that underlying Fund. In the event, however, that shares of an underlying Fund are held only by one or more of the Funds of Funds, JHT will vote the shares of that underlying Fund in accordance with voting instructions received from the Insurance Companies. The Insurance Companies will solicit voting instructions from contract owners whose contract values are determined by investment in such Funds of Funds by Registered Accounts and will provide voting instructions to JHT in the same proportion as the voting instructions timely received from such contract owners. The effect of proportional voting as described above is that a small number of contract owners can determine the outcome of the voting.

     Three Funds of JHT - the American Fundamental Holdings Trust, American Global Diversification Trust and Absolute Return Trust -- have not yet commenced operations. The sole initial shareholder of these Funds has advised JHT that it intends to vote in favor of each proposal in this Proxy Statement that applies to any of such Funds.

     The sole initial shareholder of the Series III shares of each of the American Feeder Funds has advised JHT that it intends to vote in favor of the amended Rule 12b-1 Plan for Series III shares of each such Fund under Proposal 4.

                                   PROPOSAL 1

                          ELECTION OF SEVEN TRUSTEES AS
                     MEMBERS OF THE BOARD OF TRUSTEES OF JHT

                            (All Shareholders of JHT)

     Shareholders are being asked to elect each of the individuals listed below (the "nominees") as a member of the Board of Trustees. All of the nominees currently are Trustees of JHT and have served in that capacity continuously since originally elected or appointed. Because JHT does not hold regular annual shareholder meetings, each nominee, if elected, will hold office until his or her successor is elected and qualified or until he or she otherwise dies, retires, resigns, is removed or becomes disqualified.

     The persons named as proxies intend, in the absence of contrary instructions, to vote all proxies for the election of the nominees. If, prior to the Meeting, any nominee becomes unable to serve for any reason, the persons named as proxies reserve the right to substitute another person or persons of their choice as nominee or nominees. All of the nominees have consented to being named in this proxy statement and to serve if elected. JHT knows of no reason why any nominee would be unable or unwilling to serve if elected.

     The business and affairs of JHT, including of all the Funds, are managed under the direction of the Board. The following table presents certain information regarding the current Trustees of JHT, including their principal occupations which, unless specific dates are shown, are of more than five years duration. In addition, the table includes information concerning other directorships held by each Trustee in other registered investment companies or publicly traded companies. Information is listed separately for the nominee who is an "interested person" (as defined in the 1940 Act) of the Trust (the "Interested Trustee") and the nominees who are not interested persons of the Trust (the "Independent Trustees"). As stated above, JHT currently has 112 separate Funds, and each Trustee oversees all Funds. In addition, some Trustees also oversee other funds in the John Hancock fund complex. As of August 31, 2007, the John Hancock fund complex consisted of 273 funds (including separate series of series mutual funds): JHT (112 Funds); John Hancock Funds II ("JHF II") (95 funds); John Hancock Funds III ("JHF III") (13 funds); and 53 other John Hancock funds (collectively, the "John Hancock Fund Complex" or "Fund Complex"). Each Trustee's business address is 601 Congress Street, Boston, Massachusetts 02210.

                                              Interested Trustee (1)
                                                  Principal Occupation(s) and Other           Number of Funds in
      Name and            Position(s) with                  Directorships                        Fund Complex
     Birth Year                 JHT                    During the Past 5 Years               Overseen by Trustee

James R. Boyle (2)         Trustee             Chairman and Director, John Hancock                     273
Born: 1959                 (since 2005)        Advisers, LLC, The Berkeley Financial
                                               Group, LLC  (holding company) and John
                                               Hancock Funds, LLC.; President, John
                                               Hancock Annuities; Executive Vice
                                               President, JHLICO (since June 2004);
                                               President U.S. Annuities; Senior Vice
                                               President, The Manufacturers Life Insurance
                                               Company (U.S.A) (prior to 2004) (3).

(1) Prior to December 14, 2006, John D. Richardson was a Trustee who was an "interested person," as defined in the 1940 Act, due to his former positions with MFC (or its affiliates), the ultimate controlling person of the Adviser. Mr. Richardson retired as a Trustee effective December 14, 2006 and was elected by the Board to serve, subject to annual review by the Board, as a non-voting "Trustee Emeritus."

(2) The Trustee is an "interested person," as defined in the 1940 Act, due to his position with MFC (or its affiliates), the ultimate controlling parent of the Adviser.
(3) Prior to January 1, 2005, John Hancock Life Insurance Company (U.S.A.) was named The Manufacturers Life Insurance Company (U.S.A.).

                                               Independent Trustees
                                                                                          Number of Funds in
         Name and           Position(s) with     Principal Occupation(s) and Other           Fund Complex
        Birth Year                JHT           Directorships During Past Five Years     Overseen by Trustee

Charles L. Bardelis         Trustee          Director, Island Commuter Corp. (marine             220
Born: 1941                  (since 1988)     transport).

                                             Trustee of JHF II (since 2005), Former
                                             Trustee of JHF III (2005 to 2006).

Peter S. Burgess            Trustee          Consultant (financial, accounting and               220
Born: 1942                  (since 2005)     auditing matters (since 1999)); Certified
                                             Public Accountant; Partner, Arthur
                                             Andersen (prior to 1999).

                                             Director of the following publicly traded
                                             companies: PMA Capital Corporation (since
                                             2004) and Lincoln Educational Services
                                             Corporation (since 2004).

                                             Trustee of JHF II (since 2005), Former
                                             Trustee of JHF III (2005 to 2006).

Elizabeth G. Cook           Trustee          Expressive Arts Therapist, Massachusetts            220
Born: 1937                  (since 2005) (1) General Hospital (September 2001 to
                                             present); Expressive Arts Therapist, Dana
                                             Farber Cancer Institute (September 2000
                                             to January 2004); President, The
                                             Advertising Club of Greater Boston.

                                             Trustee of JHF II (since 2005), Former
                                             Trustee of JHF III (2005 to 2006).

Hassell H. McClellan        Trustee          Associate Professor, The Wallace E.                 220
Born: 1945                  (since 2005) (1) Carroll School of Management, Boston
                                             College.

                                             Trustee of JHF II (since 2005), Former
                                             Trustee of JHF III (2005 to 2006).

James M. Oates              Trustee and      Managing Director, Wydown Group                     220
Born: 1946                  Chairman of the  (financial consulting firm) (since
                            Board            1994);  Chairman, Emerson Investment
                            (since 2004)     Management, Inc. (since 2000); Chairman,
                                             Hudson Castle Group, Inc. (formerly IBEX
                                             Capital Markets, Inc.) (financial
                                             services company) (1997 to 2006);
                                             Independent Chairman, Hudson Castle
                                             Group, Inc. (since 2007).

                                             Director of the following publicly traded
                                             companies:  Stifel Financial (since
                                             1996); Investor Financial Services
                                             Corporation (since 1995); Investors Bank
                                             and Trust (1995 to 2007); and Connecticut
                                             River Bancorp (since 1998).

                                             Trustee of JHF II (since 2005), Former
                                             Trustee of JHF III (2005 to 2006);
                                             Director, Phoenix Mutual Funds (since
                                             1988; overseeing 20 funds).

F. David Rolwing            Trustee          Former Chairman, President and CEO,                 112
Born: 1934                  (since 1997)(2)  Montgomery Mutual Insurance Company (1991 to 1999) (Retired 1999).

(1) Prior to 2004, Ms. Cook and Mr. McClellan were Trustees of John Hancock Variable Series Trust I. Its separate series were combined with corresponding Funds of JHT on April 29, 2005.
(2) Prior to 1997, Mr. Rolwing was a Trustee of Manulife Series Fund, Inc. Its separate series were combined with corresponding Funds of JHT on December 31, 1996.

JHT from time to time changes subadvisers or engages new subadvisers to the Funds. A number of such subadvisers are publicly traded companies or are controlled by publicly traded companies. During the five most recent calendar years, two Independent Trustees (or their immediate family members) owned shares (the value of which exceeded $120,000) of a subadviser (or its controlling parent company). Prior to joining the Board in June 2005, Mr. Burgess and a trust of which he was a trustee owned shares of Bank of America, N.A. (controlling parent of Marsico Capital Management, LLC ("Marsico")). Mr. Oates also owned shares of Bank of America prior to the time the subadvisory agreement with Marsico was approved by the Board of Trustees. Mr. Oates also owned shares of State Street Corporation (controlling parent of SSgA Funds Management, Inc.), prior to joining the Board of Trustees. These Trustees do not currently hold such shares.

     Correspondence intended for any of the Trustees may be sent to the attention of the individual Trustee or to the Board at 601 Congress Street, Boston, Massachusetts 02210. All communications addressed to the Board or individual Trustees will be logged and sent to the Board or individual Trustee.

Officers of the Trust

     The following table presents information regarding the current officers of JHT, including their principal occupations which, unless specific dates are shown, are of more than five years duration. Each of the officers is an affiliated person of the Adviser. Each such officer's business address is 601 Congress Street, Boston, Massachusetts 02210-2805.

Name and                   Position(s)           Principal Occupation(s) During Past 5 Years
Birth Year                 with JHT

Keith F. Hartstein         President and        Senior Vice President, Manulife Financial Corporation (since
Born:  1956                Chief Executive      2004); Director, President and Chief Executive Officer, John
                           Officer (since       Hancock Advisers, LLC, The Berkeley Group, John Hancock Funds,
                           2005)                LLC (since 2005); Director, MFC Global Investment Management
                                                (U.S.), LLC ("MFC Global (U.S.)") (since 2005); Director, John
                                                Hancock Signature Services, Inc. (since 2005); President and
                                                Chief Executive Officer, JHIMS (since 2006); President and
                                                Chief Executive Officer, JHF II, JHF III, and JHT; Director,
                                                Chairman and President, NM Capital Management, Inc. (since
                                                2005); Chairman, Investment Company Institute Sales Force
                                                Marketing Committee (since 2003); Director, President and
                                                Chief Executive Officer, MFC Global (U.S.) (2005-2006);
                                                Executive Vice President, John Hancock Funds, LLC (until
                                                2005).

John G. Vrysen             Chief Operating      Senior Vice President, Manulife Financial Corporation (since
Born:  1955                Officer  (since      2006); Director, Executive Vice President and Chief Operating
                           2007)                Officer, John Hancock Advisers, LLC, The Berkeley Group and

                                                John Hancock Funds, LLC (June 2007-Present); Chief Operating
                                                Officer, John Hancock Funds, JHF II, JHF III and JHT (June
                                                2007 to Present); Director, Executive Vice President, and
                                                Chief Financial Officer, John Hancock Advisers, LLC, The
                                                Berkeley Group and John Hancock Funds, LLC (until June 2007);
                                                Executive Vice President and Chief Financial Officer, JHIMS
                                                (since 2005); Vice President and Chief Financial Officer, MFC
                                                Global (U.S.) (since 2005); Director, John Hancock Signature
                                                Services, Inc. (since 2005); Chief Financial Officer, John
                                                Hancock Funds, JHF II, JHF III and JHT (2005-June 2007 ); Vice
                                                President and General Manager, Fixed Annuities, U.S. Wealth
                                                Management (until 2005); Vice President, Operations Manulife
                                                Wood Logan (2000-2004).

Francis V. Knox, Jr.       Chief Compliance     Vice President and Chief Compliance Officer, JHIMS and MFC
Born:  1947                Officer (since       Global (U.S.) (since 2005); Chief Compliance Officer, John
                           2005)                Hancock Funds, JHF II, JHF III and JHT (since 2005); and Vice
                                                President and Assistant Treasurer, Fidelity Group of Funds
                                                (until 2004).

Gordon M. Shone            Treasurer (since     Treasurer, John Hancock Funds (since 2006); JHF II, JHF III
Born:  1956                2005)                and JHT (since 2005); Vice President and Chief Financial
                                                Officer, JHT (2003-2005); Senior Vice President, JHLICO
                                                (U.S.A.) (since 2001); Vice President, JHIMS and John Hancock
                                                Advisers, LLC (since 2006), The Manufacturers Life Insurance
                                                Company (U.S.A.) (1998-2000).

Charles A. Rizzo           Chief Financial      Chief Financial Officer, John Hancock Funds, JHF II, JHF III
Born:  1959                Officer (since       and JHT (June 2007-Present); Assistant Treasurer, Goldman
                           2007)                Sachs Mutual Fund Complex (registered investment companies)
                                                (2005-June 2007); Vice President, Goldman Sachs (2005-June
                                                2007); Managing Director and Treasurer of Scudder Funds,
                                                Deutsche Asset Management (2003-2005); Director, Tax and
                                                Financial Reporting, Deutsche Asset Management (2002-2003);
                                                Vice President and Treasurer, Deutsche Global Fund Services
                                                (1999-2002).

John J. Danello            Secretary (since     Vice President/Chief Counsel, US Wealth Management, John
Born:  1955                2007)                Hancock Financial Services, Inc. (since 2005); Vice
                                                President/Chief Counsel, Life Insurance & Asset Management,
                                                Allmerica Financial Corporation, Inc. (2001 to 2005).

     Currently, the President, Treasurer and Secretary of JHT are furnished to JHT pursuant to the Advisory Agreement and receive no compensation from JHT. These officers spend only a portion of their time on the affairs of JHT. If shareholders of the Funds voting on the amendment to the Advisory Agreement under Proposal 3(c) of this Proxy Statement approve such amendment, JHT will in the future reimburse the Adviser for its expenses attributable to the services of its officers who are serving as Treasurer and Secretary of JHT.

Duties of Trustees; Board Meetings and Board Committees

     JHT is organized as a Massachusetts business trust. Under JHT's Declaration of Trust, the Trustees are responsible for managing the affairs of JHT, including the appointment of advisers and subadvisers. The Trustees may appoint officers of JHT who assist in managing its day-to-day affairs. The Board met six times during JHT's last fiscal year.

     The Board has established an Audit Committee, a Compliance Committee, three Investment Committees and a Nominating Committee. The Board does not have a compensation committee.

     Audit Committee. The Audit Committee is composed solely of Independent Trustees (Messrs. Burgess, Bardelis and Oates). It met four times during JHT's last fiscal year. The Audit Committee reviews the internal and external accounting, auditing and financial reporting procedures and practices of JHT and, among other things, considers the selection of the independent registered public accounting firm for JHT and approves all significant services proposed to be performed by the independent registered public accounting firm.

     Compliance  Committee.  The  Compliance  Committee  is  composed  solely of
Independent Trustees (Ms. Cook and Messrs. McClellan and Rolwing) (the Interested Trustee may serve as an ex-officio member). It met four times during JHT's last fiscal year. The Compliance Committee meets to discuss JHT's compliance program and reviews and makes recommendations to the full Board regarding certain compliance matters relating to JHT.

     Investment Committees. The Investment Committees are composed solely of Independent Trustees (with the Interested Trustee and the President of the Trust serving as ex-officio members in certain cases). Each met four times during JHT's last fiscal year. Each Investment Committee reviews investment matters relating to a particular group of Funds.

     Nominating Committee. The Nominating Committee is composed of all of the Independent Trustees. It did not meet during the last fiscal year. The Nominating Committee selects and nominates candidates as additional Independent Trustees or to fill vacancies on the Board.

     The Nominating Committee has adopted Procedures for the Selection of Independent Trustees, a copy of which is attached as Appendix B to this Proxy Statement While the re-nomination of existing Trustees will not be viewed as automatic, the Nominating Committee will generally favor the re-nomination of an existing Trustee rather than a new candidate if the re-nomination is consistent with the "Statement of Policy on Criteria for Selecting Independent Trustees" included as Exhibit A to Appendix B. Consequently, while the Nominating Committee will consider nominees recommended by shareholders to serve as Trustees, the Nominating Committee may only act upon such recommendations if there is a vacancy on the Board or the Nominating Committee determines that the selection of a new or additional Trustee is in the best interests of JHT.

     When evaluating a person as a potential nominee to serve as an Independent Trustee, the Nominating Committee will generally consider, among other factors:
(i) whether the person is "independent" and otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the Funds, with consideration being given to the person's business, academic or other experience and education (including financial or accounting knowledge) and to such other factors as the Nominating Committee may consider relevant; (iv) the character and integrity of the person; (v) the person's experience on corporate or other institutional bodies having oversight responsibilities; and (vi) desirable personality traits, including independence, leadership and ability to work with others. The Independent Trustees seek to achieve a group that reflects a diversity of experiences in respect of industries, professions and other experiences, and that is diversified as to gender and race. It is the intent of the Nominating Committee that at least one Independent Trustee be an "audit committee financial expert" as defined by the SEC.

     In the event that a vacancy arises or a change in Board membership is determined to be advisable, the process of identifying nominees will involve the consideration of candidates recommended by one or more of the following sources: current Trustees, officers, shareholders, contract owners and any other source the Nominating Committee deems appropriate. In addition, the Nominating Committee may use the services of a professional search firm to assist in identifying or evaluating potential candidates or nominees.

     The Nominating Committee will consider nominees recommended by shareholders or contract owners investing in JHT through insurance company separate accounts in the manner described in Appendix B to this Proxy Statement. Nominations should be forwarded to the attention of the Secretary of the Trust at 601 Congress Street, Boston, MA 02210.

Compensation of Trustees

     The Trust pays fees only to its Independent Trustees. Effective September 1, 2007, the Independent Trustees receive an annual retainer of $100,000 and a fee of $14,000 for each meeting of the Trustees that they attend in person. The Chairman of the Board of Trustees receives an additional $60,000 annual retainer. The Chairman of the Audit Committee receives $10,000 as an annual retainer. The Chairman of the Compliance Committee receives $7,500 as an annual retainer. Trustees are reimbursed for travel and other out-of-pocket expenses.

     The following table shows the compensation paid to each Trustee for his or her service as a trustee during JHT's fiscal year ended December 31, 2006. JHT does not have a pension, retirement or deferred compensation plan for any of its Trustees or officers.

                                                                          Total Compensation from
                                      Aggregate Compensation from JHT     John Hancock Fund Complex
                                      for Fiscal Year Ended               for Fiscal Year Ended
Independent Trustees                  December 31, 2006                   December 31, 2006

Charles L. Bardelis                   $144,200                            $212,200
Peter S. Burgess                      $149,200                            $217,200
Elizabeth Cook                        $147,950                            $193,950
Hassell H. McClellan                  $144,200                            $212,200
James M. Oates                        $199,200                            $280,534
F. David Rolwing                      $144,200                            $144,200

Interested Trustee (1)
James R. Boyle                        $0                                  $0

___________________
(1) Prior to December 14, 2006, John D. Richardson was a Trustee who was an "interested person," as defined in the 1940 Act, due to his former positions with MFC (or its affiliates), the ultimate controlling person of the Adviser. Mr. Richardson retired as a Trustee effective December 14, 2006 and was elected by the Board to serve, subject to annual review by the Board, as a non-voting "Trustee Emeritus." For his service as a Trustee during JHT's fiscal year ended December 31, 2006, Mr. Richardson received compensation from the Adviser.

Trustee Ownership of Shares of the Funds

     The table below sets forth the dollar range of the value of the shares of each Fund, and the dollar range of the aggregate value of the shares of all funds in the John Hancock Fund Complex overseen by a Trustee, owned beneficially by the Trustees as of August 31, 2007. The table lists only those Funds in which one or more of the Trustees owned shares. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Trustees may not own shares of the Funds directly; they may own shares beneficially through variable insurance contracts. Exact dollar amounts of securities held are not listed in the table. Rather, the ranges are identified according to the following key:

A - $0
B - $1 up to and including $10,000
C - $10,001 up to and including $50,000
D - $50,001 up to and including $100,000
E - $100,001 or more

                              Charles L.   Peter S.    Elizabeth    Hassell H.   James M.      F. David     James R.
Funds                         Bardelis     Burgess     G. Cook      McClellan    Oates         Rolwing      Boyle

Lifestyle Aggressive               A           E            A            A            A             A            C

Lifestyle Balanced                 A           A            E            A            A             A            A

Lifestyle Growth                   A           A            A            A            E             A            A

Money Market                       E           A            A            A            A             A            A

Aggregate Dollar Range of
All Funds in John Hancock          E           E            E            A            E             A            C
Fund Complex Overseen by
Trustee*

     ________________________

     *Ms. Cook and Messrs. Bardelis, Boyle, Burgess, McClellan and Oates are also Trustees of and oversee each of the 95 series of JHF II.

     Required Vote

          Trustees are elected by a plurality of the votes cast by holders of shares of JHT present in person or represented by proxy at the Meeting.

          The Board, including all the Independent Trustees, recommends that shareholders of JHT vote "FOR" all of the nominees.

                                   PROPOSAL 2


          (a) APPROVAL OF AMENDMENT TO DECLARATION OF TRUST AUTHORIZING THE CONVERSION OF JHT TO ANOTHER FORM OF BUSINESS ENTITY

                                       and

         (b) APPROVAL OF THE REORGANIZATION OF JHT FROM A MASSACHUSETTS
             BUSINESS TRUST TO A DELAWARE LIMITED LIABILITY COMPANY
                        PURSUANT TO A PLAN OF CONVERSION

                                   (All Funds)

                                  Introduction

     At its meeting on September 27-28, 2007, the Board, including all of the Independent Trustees, unanimously determined that it would be in the best interests of JHT and its shareholders (as well as contract owners whose contract values are determined by investment in shares of JHT) to reorganize JHT from a business trust organized under the laws of the Commonwealth of Massachusetts to a limited liability company organized under the laws of the State of Delaware (a "Delaware LLC") through a conversion of JHT to a Delaware LLC as permitted by the Delaware Limited Liability Company Act (the "DLLC Act") (the "Reorganization"). The Board also approved a Plan of Conversion (sometimes referred to herein as the "Plan") to effect the Reorganization and a Limited Liability Company Operating Agreement (the "LLC Agreement") to govern the affairs of JHT as a Delaware LLC. In order to resolve any uncertainty regarding the authority of JHT under the Declaration of Trust to engage in a conversion and to assure compliance with the provisions of the DLLC Act, the Board further approved, and recommends that shareholders of JHT approve, an amendment to the Declaration of Trust that expressly authorizes the Board to approve the conversion of JHT to another form of business entity.

     Under Proposal 2(a), shareholders of JHT are being asked to approve the amendment to the Declaration of Trust expressly authorizing the Board to approve the conversion of JHT to another form of business entity. Under Proposal 2(b), shareholders are being asked to approve the Reorganization pursuant to the Plan providing for the conversion of JHT to a Delaware LLC and the LLC Agreement.

     As described under Proposal 2(b), a "conversion" is the transformation of an entity operated in one business form into a different business form. Although the proposed Reorganization will result in a change in the state and form of organization of JHT, the current business of JHT and of each of the Funds will continue in substantially the same manner after the Reorganization. There will be no material change in the economic and voting interest of a JHT shareholder who becomes a member (hereinafter "shareholder") of the Delaware LLC into which JHT converts as a result of the Reorganization.

     Evaluation by the Board of Trustees. A discussion of the considerations of the Board of Trustees at its meeting on September 27-28, 2007 in approving the Reorganization pursuant to the Plan, the LLC Agreement and the amendment to the Declaration of Trust is set forth below under "Evaluation by the Board of the Reorganization and the Amendment."

     Required Vote. For each Fund, approval of each of the amendment to the Declaration of Trust under Proposal 2(a) and the Reorganization pursuant to the Plan under Proposal 2(b) will require the affirmative vote of the holders of a Majority of the Outstanding Voting Securities of that Fund. Shareholders of each Fund will vote separately, and not by class of shares, with respect to each of Proposals 2(a) and 2(b). If shareholders of a Fund do not approve both Proposals 2(a) and 2(b), the Board will take such action as it deems appropriate and in the best interests of that Fund and its shareholders. This may include transferring the Fund to a new Massachusetts business trust.

                                  PROPOSAL 2(a)

                  APPROVAL OF AMENDMENT TO DECLARATION OF TRUST

                                   (All Funds)

     The DLLC Act permits a Massachusetts business trust to convert to a Delaware LLC provided that, among other things, the conversion is approved in the manner provided for by the Massachusetts business trust's governing documents or by applicable law and the limited liability company agreement of the Delaware LLC is approved by the same authorization required to approve the conversion. With respect to JHT, the applicable provision is Article VII,
Section 7.2 of the Declaration of Trust ("Section 7.2"), which addresses "Reorganization[s]." Section 7.2 currently refers expressly to a merger, consolidation or sale of assets of JHT (or a series of JHT), but not to a
"conversion." Because the conversion contemplated by the Plan will lead to results for JHT and its shareholders that are substantially the same as those that would follow if the reorganization were structured as a merger, consolidation or sale of assets, the Board believes that Section 7.2 currently authorizes JHT to effect the Reorganization pursuant to the Plan. The Board, however, wishes to avoid any doubt as to the scope of Section 7.2 and as to compliance with the DLLC Act and, therefore, has approved an amendment to
Section 7.2 that refers expressly to the conversion of JHT to another form of business entity, including specifically a limited liability company. The amendment also makes clear that the Board has the authority to approve a conversion to the same extent that it may currently approve a merger, consolidation or sale of assets without approval by shareholders.

     The Board believes that it has authority to adopt the proposed amendment to
Section 7.2 under the authority conferred on it by Article VII, Section 7.3 of the Declaration of Trust, which permits the Board to amend the Declaration of Trust without shareholder approval if the amendment does not adversely affect the rights of any shareholder. Notwithstanding such authority, the Board has determined that it is appropriate to seek shareholder approval of the proposed amendment to Section 7.2.

     If the proposed amendment is approved by shareholders, Section 7.2 will be amended to provide in its entirety as follows (new language is underlined):

     Section 7.2 REORGANIZATION. The Trust or one or more Series of Shares may merge or consolidate with, or convert to, any other trust, partnership, association, corporation, limited liability company or other organization and the Trustees may sell, convey and transfer the assets of the Trust, or the assets belonging to any one or more Series of Shares ("Transferor
     Series of Shares"), to another trust, partnership, association, corporation, limited liability company or other organization, or to the Trust to be held as assets belonging to another Series of Shares, in exchange for cash, securities or other consideration (including, in the case of a transfer to another Series of Shares of the Trust, Shares of such other Series of Shares) with such transfer being made subject to, or with the assumption by the transferee of, the liabilities belonging to each Transferor Series of Shares if deemed appropriate by the Trustees. The Trustees shall have the authority to effect any such merger, consolidation, conversion or transfer of assets, without action or approval of the Shareholders, to the extent consistent with applicable laws and regulations.

     As stated above, the Board has approved the Reorganization providing for the conversion of JHT to a Delaware LLC and has approved the LLC Agreement, subject to shareholder approval of the proposed amendment to the Declaration of Trust under Proposal 2(a) and the Reorganization pursuant to the Plan and the LLC Agreement under Proposal 2(b).

     The  Board,  including  all  the  Independent  Trustees,   recommends  that
shareholders of JHT vote "FOR" Proposal 2(a).

                                  PROPOSAL 2(b)

            APPROVAL OF REORGANIZATION PURSUANT TO PLAN OF CONVERSION

                                   (All Funds)

     As stated above, the Board has approved the Reorganization of JHT pursuant to the Plan of Conversion providing for the conversion of JHT from a Massachusetts business trust to a Delaware LLC. In connection therewith, the Board also approved the LLC Agreement. Under this Proposal 2(b) shareholders of JHT are being asked to approve the Reorganization, including the conversion, and the LLC Agreement.

Proposed Reorganization

     The proposed Reorganization contemplates the conversion of JHT to a Delaware LLC, to be known as John Hancock Variable Insurance Portfolios, LLC ("JHVIP"), pursuant to Section 18-214 of the DLLC Act and the Plan which is described below. As provided in Section 18-214 of the DLLC Act, for all purposes of the laws of the State of Delaware, following the conversion JHVIP will be deemed to be the same entity as JHT and the conversion will constitute the continuation of JHT in the form of a Delaware LLC. The conversion will not affect any obligations or liabilities incurred by JHT prior to the Reorganization and will not result in the termination or assignment of any contract with JHT (unless a contract specifically provides that it requires consent for or does not survive a conversion).

     At the Effective Time (as defined below) of the Reorganization, JHVIP will continue the business of JHT, and each series (also referred to as a "Fund") of JHVIP will continue the operations of a corresponding Fund of JHT and will have, as compared to the corresponding JHT Fund immediately prior to the
Reorganization:

     o the same investment objective, strategies and restrictions (including, if approved by shareholders at the Meeting, any amended fundamental investment restrictions described in Proposals 5(a) - 5(g) of this Proxy Statement);

     o   the same portfolio securities allocated to it;

     o the same advisory and subadvisory arrangements (including, if approved by shareholders at the Meeting, any amendments to the Advisory Agreement described in Proposals 3(a) - 3(d) of this Proxy Statement); and

     o the same distribution and administrative services arrangements (including, if approved by shareholders at the Meeting, any new or amended such agreements as described in Proposals 3(c) and 4 of this Proxy Statement).

     Immediately following the Reorganization, a shareholder of a JHT Fund will hold the same economic and voting interest in the corresponding JHVIP Fund that the shareholder had in the JHT Fund immediately prior to the Reorganization.

     In addition, the Board of Directors and the officers of JHVIP will be the same as the Board of Trustees, including any persons elected under Proposal 1 of this Proxy Statement, and officers of JHT, and JHVIP will operate in substantially the same manner as JHT.

     The operations of JHT, as a Massachusetts business trust, are governed by its Declaration of Trust, By-laws and applicable Massachusetts law. The operations of JHVIP, as a Delaware LLC, will be governed by the LLC Agreement and applicable Delaware law. Copies of the Declaration of Trust, as amended, and the form of the LLC Agreement are included as, respectively, Appendices C and D to this Proxy Statement. For a comparison of the governing instruments and laws applicable to JHT as a Massachusetts business trust and to JHVIP as a Delaware LLC, see Appendix E hereto ("Comparison of Massachusetts and Delaware Governing Instruments and State Laws"). If shareholders approve this Proposal 2(b) and the Reorganization is implemented, the existing shareholders of JHT immediately prior to the Effective Time will be considered to be, as of the Effective Time, parties to the LLC Agreement.

     As stated above, the current operations and business of JHT will continue in substantially the same manner after the Reorganization. JHVIP will be authorized to issue an unlimited number of limited liability company interests (hereinafter "shares" or "shares of limited liability company interest") in the same series and classes as the current, corresponding series and classes of shares of beneficial interest in JHT. The shares of the JHT Funds and the shares of their corresponding JHVIP Funds will: (i) be fully paid and non-assessable;
(ii) have the same conversion rights; (iii) have no preemptive or subscription rights; (v) have the same voting and liquidation rights; and (vi) have one vote per share and a proportionate fractional vote for each fractional share (except that, in the case of JHVIP, the Board of Directors may determine, with respect to a matter to be submitted to shareholders, that each dollar of net asset value (number of shares owned times net asset value per share of a series or class, as applicable) shall be entitled to one vote and each fractional dollar amount shall be entitled to a proportionate fractional vote). JHT and JHVIP will have the same fiscal year. Moreover, following the Reorganization, JHVIP will continue to operate under a "manager of managers" structure in reliance upon an exemptive order received by JHT from the SEC. Pursuant to the order, the Adviser may, without obtaining shareholder approval, enter into and change the terms (including subadvisory fees) of subadvisory agreements with Fund subadvisers that are not affiliates of the Adviser.

     Currently, for federal income tax purposes, each of the Funds is classified as an association (i.e., a corporation) for federal income tax purposes. Each Fund also qualifies as a separate regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and as such does not have to pay income tax as long as it distributes sufficient taxable income and net capital gains to its shareholders. Following the Reorganization, it is expected that most of the Funds will initially continue to be classified as associations and qualify as RICs. The Reorganization will, however, position the Funds to choose other classifications for federal and state income tax purposes. Management has advised the Board that it may recommend to the Board, to be effective at or after the Effective Time of the Reorganization, and may recommend to the Board of JHVIP from time to time following the Reorganization, that one or more Funds choose to be taxed as partnerships or as "disregarded entities." As discussed below, the classification of a Fund for federal income tax purposes as a partnership or a disregarded entity may benefit the Fund under certain circumstances. It would also result in tax treatment to the insurance companies investing in the Fund that differs, in some cases favorably, from the tax treatment resulting from an investment in a RIC. See "Reasons for the Reorganization" and "Federal Income Tax Consequences" below.

     Private letter rulings ("PLRs") have been requested from the Internal Revenue Service ("IRS") and the Massachusetts Department of Revenue confirming that: (i) the tax status of each JHVIP Fund will be determined separately; and
(ii) the above-described entity classifications will be available with respect to the Funds (and future funds established by JHVIP) for, respectively, federal and Massachusetts income tax purposes.

Reasons for the Reorganization

     In recent years, a number of investment companies organized as Massachusetts business trusts have reorganized into Delaware statutory entities, principally Delaware statutory trusts, in order to operate with greater efficiency and flexibility and subject to the greater certainty with respect to shareholder and trustee or director liability and other legal rights and obligations that is afforded by Delaware law. The Reorganization is intended to achieve these same benefits for JHT.

     Management of JHT has determined that an investment company formed as a Delaware LLC has certain advantages over an investment company organized as a
Massachusetts business trust, including greater certainty regarding the potential liability of shareholders and directors. Massachusetts business trust law does not specifically provide that the shareholders or trustees of a business trust are not subject to personal liability for any claims against or liabilities of the trust solely by reason of being or having been a shareholder or trustee of the trust or that the liabilities of one series of a trust are not enforceable against another series of the trust. The DLLC Act provides in substance that: (i) the debts, obligations and liabilities of a Delaware LLC, whether arising in contract, tort or otherwise, are solely the debts, obligations and liabilities of the Delaware LLC, and no shareholder or director of a Delaware LLC shall be obligated personally for any such debt, obligation or liability solely by reason of being a shareholder or acting as a director of the Delaware LLC; and (ii) a Delaware LLC may provide for protection of its directors against personal liability for their acts as directors and limit the enforceability of the liabilities of one series solely to the assets of that series.

     Another advantage of a Delaware LLC compared to a Massachusetts business trust is Delaware's well-established, business-oriented body of legal precedent in the area of corporation law and the laws governing other Delaware statutory entities such as limited partnerships. This body of precedent would in many circumstances be relevant in deciding issues pertaining to a Delaware LLC and could benefit JHVIP and its shareholders by making more certain, and less burdensome and expensive, the resolution of litigation or other legal controversies.

     Moreover, the Delaware laws that govern limited liability companies permit investment companies to simplify their operations by reducing administrative burdens and expenses. For example, Delaware law allows a Delaware LLC to be formed by filing a simple form with the State of Delaware, which rarely needs to be amended, at the time the company is formed, and by adopting a limited liability company agreement for the Delaware LLC. In contrast, JHT -- as a Massachusetts business trust -- is required to file a certificate with the Commonwealth of Massachusetts with resolutions adopted by the Board each time there is a need to make a material amendment to the Declaration of Trust (for example, to establish additional series and classes of shares).

     As described above, it is anticipated that Management may recommend to the Board, to be effective at or after the Effective Time of the Reorganization, and may recommend to the Board of Directors of JHVIP from time to time following the Reorganization, that one or more Funds choose to be taxed as partnerships or disregarded entities rather than as RICs for federal income tax purposes. There may be positive and negative consequences for a Fund that chooses to be taxed as a partnership or is a disregarded entity. Such a Fund will not have to comply with the income qualification test for RICs under Section 851(b) of the Code, which will allow the Fund greater flexibility in purchasing a wider variety of investment assets. It will also no longer be subject to the requirement of
Section 852 of the Code that a RIC distribute substantially all of its taxable income and net capital gains, which is expected to reduce certain accounting and administrative costs necessary to calculate distributions. These benefits may, however, be offset by negative consequences in certain circumstances. For example, the Fund may incur increased expenses associated with partnership accounting. If the Fund invests extensively in foreign securities, it may (depending upon the provisions of tax treaties with particular foreign counties) be subject to less favorable treatment than a RIC with respect to the availability of reduced foreign withholding tax rates. Accordingly, the determination whether there would be a net benefit to a Fund from its classification for federal income tax purposes as a partnership or disregarded entity will be made on a Fund by Fund basis, and the reclassification of any Fund as a partnership or disregarded entity will require a determination by the Board (or the Board of JHVIP following the Reorganization) that such reclassification is in the best interests of the Fund, its shareholders and contract owners.

     The classification of a Fund for federal income tax purposes as a partnership or a disregarded entity will result in tax treatment to the insurance companies investing in the Fund through their separate accounts that differs, in some cases favorably, from the tax treatment resulting from an investment in a RIC. A Fund taxed as a partnership will not be subject to income tax, and any income, gains, losses, deductions and credits of the Fund will instead be "passed-through" pro rata directly to its partners and will retain the same character for federal income tax purposes. A Fund that has only one shareholder and elects not to be taxed as a corporation would be treated as a disregarded entity. A disregarded entity is ignored for federal income tax purposes, with the result that its property is treated as owned directly by its sole owner, and any income, gains or losses are reported on such owner's tax return. Applicable income tax law makes the benefits resulting from certain tax credits or deductions relating to foreign taxes paid and dividends received by a Fund available to the insurance companies that are the shareholders of the Fund, directly or through their separate accounts, and not to the owners of contracts funded in those separate accounts. Such tax benefits are not available to contract owners regardless of whether a separate account invests in a Fund that chooses to be taxed as a RIC or a Fund that chooses to be taxed as a partnership. These benefits can be material, and the insurance companies expect them to increase significantly as to certain Funds as a result of the Reorganization and any subsequent reclassification of such Funds because of the different tax rules that apply when an insurance company invests in a partnership or disregarded entity instead of a RIC. The insurance companies do not pass these benefits through to the separate accounts and ultimately the contract owners principally because: (i) the deductions and credits are allowed to the insurance company and not the contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the separate account assets that is passed through to contract owners. The insurance companies believe that their utilization of these tax benefits does not have any adverse impact on contract owners.

Description of the Plan of Conversion

     The following description of the Plan of Conversion (the "Plan") is qualified in its entirety by reference to the form of the Plan attached to this Proxy Statement as Appendix F.

     Under the Plan and pursuant to and with the effect provided in Section 18-214 of the DLLC Act, JHT will convert from a Massachusetts business trust to a Delaware LLC and will change its name to JHVIP as of the close of regularly scheduled trading on the New York Stock Exchange ("NYSE") on __________, 2008 or such other time and date as may be determined by the management of JHT (the "Effective Time"). The conversion will be effected by filing with the office of the Secretary of State of the State of Delaware a Certificate of Conversion to Limited Liability Company and a Certificate of Formation and by adopting the LLC Agreement, all of which will become effective simultaneously.

     At the Effective Time:

     (i) the shares of beneficial interest in each Fund of the Massachusetts business trust, JHT, outstanding as of the Effective Time will be converted into shares of limited liability company interest in the corresponding Fund of JHVIP, reflecting the same economic and voting interests, with Series I, Series II, Series III and NAV shares of each Fund of JHT being converted into, respectively, the same number of Series I, Series II, Series III and NAV shares of the corresponding Fund of JHVIP;

     (ii) the Declaration of Trust and By-laws of JHT will cease to have any force or effect, and the DLLC Act, the Certificate of Formation and the LLC Agreement, substantially in the form attached hereto as Appendix D, will govern the affairs of JHVIP and the conduct of its business for all periods at and after the Effective Time; and

     (iii) the members of the Board of Trustees and the officers of JHT will continue, respectively, as members of the Board of Directors and officers of JHVIP, and the Directors and officers of JHVIP will serve as such until their respective successors have been duly elected or appointed in accordance with the LLC Agreement.

     JHT will file with the office of the Secretary of the Commonwealth of Massachusetts, to be effective as of the Effective Time or as soon as practicable thereafter, a Certification of Termination removing from the records of such Secretary the existence of JHT as a Massachusetts business trust.

     As a result of the conversion and at the Effective Time, for all purposes of the laws of the State of Delaware, JHVIP will be deemed to be the same entity as JHT and the conversion will constitute a continuation of the existence of JHT in the form of a Delaware LLC pursuant to Section 18-214(g) of the DLLC Act. All of the rights, privileges, and powers of JHT, all property, real, personal and mixed, of and all debts due to JHT and all other things and causes of action belonging to JHT will remain vested in JHVIP and will be the property of JHVIP. All rights of creditors and all liens upon the property of JHT will be preserved unimpaired, and all debts, liabilities, duties of JHT will remain attached to JHVIP and may be enforced against JHVIP to the same extent as if the debts, liabilities and duties had originally been incurred or contracted by JHVIP in its capacity as a Delaware LLC. The rights, privileges, powers and interests in property of JHT, as well as its debts, liabilities and duties, will not be deemed, as a consequence of the conversion, to have been transferred or assigned to JHVIP. Any existing claim, action or proceeding by or against JHT may be prosecuted to judgment or decree as if the conversion had not taken place, or JHVIP may be substituted in such action or proceeding.

     The Plan authorizes the management of JHT to implement the Reorganization without further authorization by the Board if certain conditions have been satisfied, including the issuance by the IRS and the Massachusetts Department of Revenue of the respective PLRs described above, or in lieu thereof the receipt by JHT of an opinion of counsel to substantially the same effect as the requested PLRs, and approval by shareholders of JHT of Proposals 2(a) and 2(b) of this Proxy Statement.

     In continuing the operations of JHT, JHVIP will amend JHT's registration statements under the federal securities laws to reflect its new Delaware LLC structure.

     The Plan may be amended or supplemented by the Board, and may be terminated and the Reorganization abandoned by the Board or by the management of JHT, at any time prior to the Effective Time.

     Under the Plan, the expenses of the Reorganization, whether or not consummated, will be borne by the Adviser (or one or more of its affiliates). Pursuant to this obligation, the Adviser will pay 50% of the costs of the preparation and distribution of this Proxy Statement.

Evaluation by the Board of the Reorganization and the Amendment

     The Board was advised of and had preliminary discussions regarding the proposed Reorganization at its meetings held on March 22-23, 2007 and June 28-29, 2007. On the recommendation of management, the Board, including all the Independent Trustees, considered the Reorganization and the proposed amendment to the Declaration of Trust authorizing the conversion of JHT at its meeting held on September 27-28, 2007. At that meeting, the Board reviewed information and materials regarding the Reorganization (including the Plan) and the amendment presented or prepared by the Adviser, as well as the LLC Agreement in substantially the form attached hereto as Appendix D. In its review of the Reorganization pursuant to the Plan, the LLC Agreement and the amendment, the Board was assisted by legal counsel, and the Independent Trustees were also assisted by independent legal counsel. In reaching its decision at the September 27-28, 2007 meeting to recommend to shareholders approval of the Reorganization pursuant to the Plan, the Board concluded that the participation of JHT and each of the Funds in the Reorganization is in the best interests of JHT and each Fund, as well as in the best interests of shareholders of and contract owners whose contract values are determined by investment in shares of the Funds and that the interests of such existing shareholders and contract owners will not be diluted as a result of the Reorganization. The Board also concluded that approval of the amendment to the Declaration of Trust authorizing the conversion of JHT was an appropriate step to take in implementing the Reorganization.

     In determining whether to approve and to recommend that shareholders approve the Reorganization pursuant to the Plan, the Board made inquiry into a number of matters and factors deemed relevant by the Board, including, but not limited to, the following factors: (1) the nature of the Reorganization, which is designed to effect a change in the state and form of organization of JHT without effecting any material change in the operations of JHT or its separate Funds; (2) the continuity following the Reorganization of the advisory, sub-advisory, distribution and administrative services arrangements of JHT and the Funds and of each Fund's investment portfolio; (3) the additional administrative and operational flexibility of JHT and the Funds expected to result from the Reorganization; (4) the terms of the Plan and the LLC Agreement;
(5) the absence of any dilution of the interests of shareholders and contract holders whose contract values are determined by investment in shares of the Funds ("contract holders"); (6) any direct and indirect costs to be incurred by the Funds as a result of the Reorganization; (7) any direct or indirect benefits to the Adviser or its affiliates to be realized as a result of the Reorganization; (8) the federal income tax consequences of the Reorganization; and (9) possible alternatives to the Reorganization.

     The Board's decision to approve and to recommend to shareholders approval of the Reorganization pursuant to the Plan was based on a number of factors, including the following:

  1. The Reorganization will result in a change in the state and form of organization of JHT, but the current business of JHT and of each of the Funds will continue in substantially the same manner after the Reorganization;

  2. The Funds of JHVIP will have the same investment objectives, strategies and restrictions, advisory and subadvisory arrangements and distribution and administrative services arrangements;

  3. The members of the Board of Directors and the officers of JHVIP will be the same as, respectively, the members of the Board of Trustees and the officers of JHT immediately prior to the Reorganization;

  4. Management has advised the Board that reorganizing JHT into a Delaware LLC will permit it to operate subject to greater certainty under Delaware law with respect to shareholder and director liability and other legal rights and obligations and with greater efficiency and flexibility and that these advantages may be expected to result in potential cost savings benefiting shareholders and contract owners;

  5. The Reorganization will not result in any dilution of shareholder or contract owner values;

  6. Management has advised the Board that it may recommend to the Board, or to the JHVIP Board from time to time after the Reorganization, that one or more Funds choose to be taxed as partnerships (or as disregarded entities) rather than as RICs for federal income tax purposes and that this reclassification may materially benefit affiliates of the Adviser, namely, the Insurance Companies that invest in JHT (and will invest in JHVIP) through their variable contract separate accounts, because of the change in the Insurance Companies' tax status from shareholders of RICs to partners in a partnership (or the holder of an interest in a disregarded entity). Management has advised the Board that any such reclassification of a Fund will be subject to a determination by the Board (or the JHVIP Board of Directors after the Reorganization) that the reclassification is in the best interests of the Fund, its shareholders and such contract owners. Moreover, the Adviser (or one or more of its affiliates) will bear the expenses of the Reorganization and for this purpose will pay 50% of the expenses of this Proxy Statement and proxy solicitation; and

  7. The  Reorganization  is  expected  to qualify as a tax-free  reorganization under the Code with respect to each Fund that continues to elect to be classified as a RIC following the Reorganization, and no gain or loss is expected to be recognized by any contract owner for federal income tax purposes solely as a result of the Reorganization with respect to such Funds; and although the Reorganization with respect to each Fund that chooses to be taxed as a partnership or disregarded entity rather than as a RIC at of the time of the Reorganization, or any such reclassification of a Fund following the Reorganization, is expected to be treated as a taxable transaction, no gain or loss is expected to be recognized by any contract owner for federal income tax purposes solely as a result of the Reorganization with respect to such Fund or of such reclassification.

Federal Income Tax Consequences

     In addition to the tax matters discussed above under "Proposed Reorganization" and "Reasons for the Reorganization," the following is a discussion regarding the federal income tax consequences of the Reorganization and of the anticipated reclassification for federal income tax purposes of one or more Funds, at the time of or following the Reorganization, as partnerships or disregarded entities.

     As a condition to the implementation of the Reorganization, JHT will have received an opinion from Dykema Gossett PLLC, tax counsel to JHT in connection with the Reorganization, to the effect that, based on the facts and assumptions stated therein and the issuance of a favorable PLR from the IRS (or an opinion of counsel as described above), the federal income tax consequences to the Funds, the Insurance Companies that are the shareholders of the Funds and the contract owners are as follows:

     (A) with respect to each Reorganization of a JHT Fund that is a RIC into a JHVIP Fund that will elect to be a corporation taxable as a RIC, for federal income tax purposes, such Reorganization should be taxed as follows: (1) such Reorganization will qualify as a tax-free reorganization within the meaning of
Section 368(a)(1) of the Code with respect to each JHT Fund and JHVIP Fund; (2) no gain or loss will be recognized by each JHT Fund and JHVIP Fund upon the deemed exchange of all of the assets and liabilities, if any, of the JHT Fund to its corresponding JHVIP Fund solely in exchange for shares of the JHT Fund; (3) no gain or loss will be recognized by shareholders of the JHT Fund upon the deemed exchange of such Fund's shares solely for shares of the JHVIP Fund; (4) the tax basis of the shares of the JHVIP Fund received by each shareholder of the JHT Fund pursuant to such Reorganization will be the same as the tax basis of the shares of the JHT Fund held by such shareholder immediately prior to such Reorganization; (5) the holding periods of the shares of the JHVIP Fund received by each shareholder of the JHT Fund pursuant to such Reorganization will be the same as the holding periods of the shares of the JHT Fund held by such shareholder (provided the shares of the JHT Fund were held as a capital asset on the date of the Reorganization) immediately prior to such Reorganization; (6) the tax basis of the assets of the JHT Fund in the hands of the JHVIP Fund will be the same as the tax basis of those assets to the JHT Fund immediately prior to such Reorganization; and (7) the holding periods of the assets of the JHT Fund in the hands of the JHVIP Fund will be the same as the holding periods of those assets to the JHT Fund immediately prior to such Reorganization.

     (B) with respect to each reclassification, at the time of or following the Reorganization, of, respectively, a JHT Fund or a JHVIP Fund that is a RIC (each, a "JHVIP RIC") owned by more than one shareholder into a JHVIP Fund that is a partnership (a "JHVIP Partnership"), for federal income tax purposes, such reclassification will more likely than not be taxed as follows: (1) each JHVIP RIC will be deemed to have distributed its net assets to its shareholders in complete liquidation and cancellation of its shares and the shareholders will be deemed to have contributed such assets to the corresponding JHVIP Partnership in exchange for shares of such JHVIP Partnership; (2) such reclassification will not qualify as a tax-free reorganization under Section 368(a)(1) of the Code and will be treated as a taxable transaction; (3) each JHVIP RIC will recognize gain or loss upon the distribution of its assets to its shareholders as if its assets were sold at their fair market value; (4) the shareholders of each JHVIP RIC will also recognize gain or loss on the receipt of the assets of the JHVIP RIC equal to the difference between the shareholder's tax basis in its shares of the JHVIP RIC and the fair market value of the assets distributed to the shareholders; (5) the shareholders will have a tax basis in the distributed assets equal to the fair market value of such assets on the date of the distribution; (6) the shareholders will not recognize any gain or loss on their contribution of the distributed assets to the JHVIP Partnership in exchange for shares of such JHVIP Partnership; (7) the JHVIP Partnership will take a carryover tax basis in the assets equal to their tax basis in the hands of each contributing shareholder; (8) each shareholder's tax basis in the shares of the JHVIP Partnership received by such shareholder will equal the tax basis of the contributed assets in the hands of such shareholder at the time of the contribution; (9) the holding periods of the shareholders of the JHVIP RIC for their shares of the JHVIP Partnership will start as of the effective time of such reclassification; and (10) each JHVIP Partnership's holding periods for the assets acquired from the shareholders will start as of the effective time of such reclassification.

     (C) with respect to each reclassification, at the time of or following the Reorganization, of a JHVIP RIC that is owned by a single shareholder into a JHVIP Fund that is a disregarded entity (a "JHVIP DR"), for federal income tax purposes, such reclassification will more likely than not be taxed as follows:
(1) each JHVIP RIC will be deemed to have distributed its net assets to its shareholder in complete liquidation and cancellation of its shares; (2) because the JHVIP DR is a disregarded entity for federal income tax purposes, the transfer of assets to it will be disregarded with the result that the property of the JHVIP DR will be treated as owned directly by the shareholder; (3) the liquidation transaction will not qualify as a tax-free reorganization under
Section 368(a)(1) of the Code and will be treated as a taxable transaction; (4) each JHVIP RIC will recognize gain or loss upon the distribution of its assets to its shareholder as if its assets were sold at their fair market value; (5) the shareholder of such JHVIP RIC will recognize gain or loss on the receipt of the assets of the JHVIP RIC equal to the difference between the shareholder's tax basis in its shares of the JHVIP RIC and the fair market value of the assets distributed to such shareholder; (6) the shareholder will have a tax basis in the distributed assets equal to the fair market value of such assets on the date of the distribution; and (7) the shareholder's holding period for the assets acquired from the JHVIP RIC will start as of the effective time of such reclassification.

     (D) With respect to each Reorganization of a JHT Fund that is a RIC into a JHVIP Fund that will elect to be a corporation taxable as a RIC, for federal income tax purposes, no contract owner should recognize any gain or loss as a result of the Reorganization. With respect to each reclassification of a JHVIP RIC into a JHVIP Partnership or a JHVIP DR, for federal income tax purposes, if each Insurance Company and its related variable contracts are properly structured under the insurance company provisions of the Code, such reclassification should not be a taxable event for those contract owners who have all or a part of their contract allocated to such JHVIP Partnership or JHVIP DR.

     As described above, a PLR has been requested from the IRS only with respect to: (i) whether the tax status of each JHVIP Fund will be determined separately; and (ii) the availability of the above-described entity classifications with respect to the Funds (and future funds established by JHVIP). Other than such PLR, neither the Insurance Companies nor JHT or any of the Funds have sought a tax ruling from the IRS regarding any other federal income tax consequences of the Reorganization, but each is acting in reliance upon the opinion of counsel discussed above. That opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Contract owners should consult their own tax advisors concerning the potential tax consequences, including state and local income taxes.

     The  Board,  including  all  the  Independent  Trustees,   recommends  that
shareholders of each Fund vote "FOR" Proposal 2(b).

                                   PROPOSAL 3

                APPROVAL OF AMENDMENTS TO THE ADVISORY AGREEMENT

                                  Introduction

     At its meeting on September 27-28, 2007, the Board, including all the Independent Trustees, approved the following amendments to the Advisory Agreement between JHT and the Adviser, each of which amendments is discussed below under a separate proposal as follows:

    Proposal      Amendment
      3(a)        Amendment clarifying that the Adviser has authority to manage Fund assets directly;
      3(b)        Amendment clarifying the liability standard applicable to the Adviser;
      3(c)        Amendment transferring to a new Administrative Services Agreement with the Adviser the financial, accounting and administrative services currently performed by the Adviser under the Advisory Agreement; and
      3(d)        Amendment to the Advisory Agreement for each Lifestyle Trust and the Index
                  Allocation Trust restructuring the advisory fee.

     Proposals 3(a) - 3(c) apply to each of the Funds except the American Feeder Funds that, as feeder funds investing in corresponding master funds, do not have an investment adviser. Proposal 3(d) applies only to the Lifestyle Trusts and the Index Allocation Trust. For convenience (and unless the context otherwise requires), "Fund(s)" as used under each of Proposals 3(a) - 3(d) refers only to the Funds voting on the particular Proposal.

     Description of Current and Amended Advisory Agreements. The terms of the current Advisory Agreement and the Advisory Agreement as proposed to be amended by Proposals 3(a) - 3(d) are summarized below under "Description of Current and Amended Advisory Agreements." A copy of the form of the Advisory Agreement marked to show changes resulting from the proposed amendments is included as Appendix G to this Proxy Statement.

     Additional Information. For additional information about the Adviser, including "Management and Control of the Adviser," the amounts of advisory fees paid to the Adviser with respect to each Fund for the fiscal year ended December 31, 2006, and "Payments by JHT to Affiliates of the Adviser," see Appendix H hereto ("Additional Information About the Adviser and the Advisory Agreement"). The current advisory fee schedule for each of the Funds and information regarding comparable funds managed by the Adviser are set forth in Appendix I hereto ("Advisory Fee Schedules and Comparable Funds Managed by the Adviser").

     Evaluation by the Board of Trustees. A discussion of the evaluation by the Board of Trustees at its meeting on September 27-28, 2007 of the proposed amendments to the Advisory Agreement is set forth at the end of Proposal 3 under "Evaluation by the Board of Trustees of Amendments to the Advisory Agreement."

     Required Vote. Shareholders of each Fund voting on a proposed amendment will vote separately with respect to that proposal. For each Fund, approval of Proposals 3(a), 3(b), 3(c) and 3(d), as applicable, will require the affirmative vote of a Majority of the Outstanding Voting Securities of the Fund. If shareholders of a Fund do not approve a proposed amendment, the amendment will not take effect, and the terms of the current Advisory Agreement that would have been amended will continue in effect, as to that Fund.

                                  PROPOSAL 3(a)

                   AMENDMENT TO ADVISORY AGREEMENT CLARIFYING
          THAT THE ADVISER HAS AUTHORITY TO MANAGE FUND ASSETS DIRECTLY

                  (All Funds except the American Feeder Funds)

     Shareholders of the Funds are being asked to approve an amendment to the Advisory Agreement clarifying that the Adviser has authority to manage each Fund's assets directly without a subadviser ("Amendment 3(a)").

     Under the Advisory Agreement, the Adviser administers the business and affairs of JHT and the Funds and retains and compensates subadvisers that manage the investment of the assets of the Funds pursuant to subadvisory agreements with the Adviser. Currently, the Adviser has retained one or more subadvisers to manage the assets of each of the Funds.

     From time to time, the Adviser may desire to manage, or may need the flexibility to manage, the assets of a Fund directly without a subadviser, for example, in the event of the unexpected resignation of a subadviser or during a period of transition from one Fund subadviser to another. Although the Adviser's authority directly to manage the assets of any or all of the Funds may be viewed as implicit in its position as investment adviser to the Funds, proposed
Amendment 3(a) will clarify and make explicit that the Adviser has such authority, subject to the approval of the Board of Trustees of JHT.

     The Advisory Agreement with respect to each of the Lifestyle Trusts and the Franklin Templeton Founding Allocation Trust currently authorizes the Adviser to manage the assets of those Funds directly. The Advisory Agreement with respect to the other Funds does not include such authority. Moreover, the Advisory Agreement with respect to all of the Funds, including the Lifestyle Trusts and the Templeton Founding Allocation Trust, does not currently specifically set forth any obligations of the Adviser with respect to its direct management of Fund assets. Consequently, Proposed Amendment 3(a) will:

     (i) add to the Advisory Agreement for the Funds other than the Lifestyle Trusts and the Templeton Founding Allocation Trust express authority for the Adviser to manage Fund assets directly; and

     (ii) add to the Advisory Agreement for all the Funds, including the Lifestyle Trusts and the Templeton Founding Allocation Trust, the provisions described below setting forth the obligations of the Adviser in the event it elects directly to manage the assets of a Fund.

     Amendment 3(a) will add to the Advisory Agreement a new Section which will state substantially as follows (for convenience, the terms "JHT" and "Funds" have been substituted herein for, respectively, the terms "Trust" and "Portfolios" as used in the Advisory Agreement):

          With respect to any one or more of the [Funds] . . . , the Adviser may elect to manage the investments and determine the composition of the assets of the [Funds], subject to the approval of the Trustees of [JHT]. In the event of such election, the Adviser, subject always to the direction and control of the Trustees of [JHT], will manage the investments and determine the composition of the assets of the [Funds] in accordance with [JHT's] registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the [Funds], the
     Adviser:

     i. will obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the [Funds] or are under consideration for inclusion in the [Funds];

     ii. will formulate and implement a continuous investment program for each [Fund] consistent with the investment objectives and related investment policies for each such [Fund] as described in [JHT's] registration statement, as amended;

     iii. will take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

     iv. will regularly report to the Trustees of [JHT] with respect to the implementation of these investment programs;

     v. will provide assistance to [JHT's] Custodian regarding the fair value of securities held by the [Funds] for which market quotations are not readily available;

     vi. will furnish, at its expense, (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the [Funds] (excluding determination of net asset value and shareholder accounting services);

     vii. will select brokers and dealers to effect all transactions subject to the following conditions: the Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable; the Adviser is directed at all times to seek to execute brokerage transactions for the [Funds] in accordance with such policies or practices as may be established by the Trustees and described in [JHT's] registration statement as amended; the Adviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Adviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to accounts managed by the Adviser; and the Adviser may use for the benefit of its other clients, or make available to companies affiliated with the Adviser for the benefit of such companies or their clients, any such brokerage and research services that the Adviser obtains from brokers or dealers;

     viii. to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, on occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the [Fund] as well as other clients of the Adviser, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner the Adviser considers to be the most equitable and consistent with its fiduciary obligations to the [Fund] and to its other clients;

     ix. will maintain all accounts, books and records with respect to the [Funds] as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act") and the rules thereunder;

     x. will vote all proxies received in connection with securities held by the Fund; and

     xi. to the extent required by Rule 17a-10 [under the 1940 Act], is prohibited from consulting with subadvisers to other Portfolios or to portfolios under common control with any [Fund] concerning transactions for a [Fund] in securities or other assets.

     The obligations of the Adviser as set forth above are substantially the same as the obligations of the subadvisers to the Funds in managing Fund assets pursuant to their respective subadvisory agreements with the Adviser.

     Management of JHT does not presently anticipate any changes to the current investment management of any of the Funds.

     The proposed amendment will not result in any increase in the advisory fee that each Fund pays the Adviser under the Advisory Agreement and will have no material impact on the expenses borne by the Funds under the Advisory Agreement.

     If approved by the shareholders of a Fund, the amended Advisory Agreement is expected to become effective as to that Fund promptly after such approval.

     The  Board,  including  all  the  Independent  Trustees,   recommends  that
shareholders of each Fund vote "FOR" Proposal 3(a).



                                  PROPOSAL 3(b)

                   AMENDMENT TO ADVISORY AGREEMENT CLARIFYING
                THE LIABILITY STANDARD APPLICABLE TO THE ADVISER

                  (All Funds except the American Feeder Funds)

     Shareholders of the Funds are being asked to approve an amendment to the Advisory Agreement which is intended to clarify the standard of liability applicable to the Adviser under the Advisory Agreement ("Amendment 3(b)").

     The Advisory Agreement does not currently set forth a standard of liability applicable to the Adviser in the performance of its duties under the Advisory Agreement. Proposed Amendment 3(b) would amend the Advisory Agreement by adding a liability provision stating substantially as follows:

     LIABILITY OF THE ADVISER

     In the absence of (a) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, (b) reckless disregard by the Adviser of its obligations and duties hereunder, or (c) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in
     Section 36(b)(3) of the 1940 Act), neither the Adviser nor its officers, directors or employees shall be subject to any liability whatsoever to [JHT] or to any shareholder for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of a [Fund].

     This liability provision is consistent with the requirements of Section 17(i) of the 1940 Act (prohibiting an advisory agreement from protecting an adviser from liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard) and is consistent with standard industry practice. Indeed, advisory and subadvisory agreements generally, including the Adviser's subadvisory agreements with Fund subadvisers, include this provision or a substantially similar one. The proposed amendment is thus intended expressly to apply to the Adviser the same standard of liability that applies to most fund advisers and subadvisers, including the subadvisers to the Funds. The amendment will also conform the standard of liability that applies to the Adviser with respect to JHT with the same standard that currently applies to the

Adviser in its capacity as investment adviser to, and under its advisory agreements with, JHF II and JHF III. In addition, in view of Proposal 3(a) above which, if approved by shareholders, will expressly authorize the Adviser to manage assets of the Funds directly, management believes such authority should appropriately be subject to the industry's standard limitation of liability.

     If approved by the shareholders of a Fund, the amended Advisory Agreement is expected to become effective as to that Fund promptly after such approval.

     The  Board,  including  all  the  Independent  Trustees,   recommends  that
shareholders of each Fund vote "FOR" Proposal 3(b).


                                  PROPOSAL 3(c)

     AMENDMENT TRANSFERRING TO A NEW SERVICE AGREEMENT WITH THE ADVISER THE
      FINANCIAL, ACCOUNTING AND ADMINISTRATIVE SERVICES CURRENTLY PERFORMED
                   BY THE ADVISER UNDER THE ADVISORY AGREEMENT

                  (All Funds except the American Feeder Funds)

     Shareholders of the Funds are being asked to approve an amendment to the Advisory Agreement which will transfer to a new Service Agreement (the "Service Agreement") with the Adviser the financial, accounting and administrative services ("non-advisory services") currently performed by the Adviser under the Advisory Agreement ("Amendment 3(c)"). The Form of the Service Agreement is included as Appendix J to this Proxy Statement and is substantially the same as the service agreement pursuant to which the Adviser currently provides non-advisory services to the American Feeder Funds that invest in corresponding master funds and do not have an advisory agreement with the Adviser. The Service Agreement provides for JHT's reimbursement of the Adviser for its expenses attributable to providing substantially the same non-advisory services as are currently performed under the Advisory Agreement. The Service Agreement also provides for JHT to reimburse the Adviser for its expenses attributable to the services of its personnel who are serving as Treasurer or Secretary of JHT. These expenses are borne by the Adviser under the current Advisory Agreement.

     The proposed amendment will not result in any increase in the advisory fee that each Fund pays the Adviser under the Advisory Agreement or in any change in the nature and level of services provided by the Adviser to the Funds and is not expected to have any material impact on the expenses borne by the Funds.

The Proposed Amendment and the Service Agreement

     Under proposed Amendment 3(c), the non-advisory services described below, which are currently performed by the Adviser under the Advisory Agreement, will instead be performed by the Adviser under the Service Agreement. Separating the investment management services and the non-advisory services performed by the Adviser into two separate agreements is expected to provide greater flexibility in the future to adjust the non-advisory services arrangements for the Funds without having to incur the expenses of holding a shareholders meeting to approve an amendment to the Advisory Agreement.

     The non-advisory services performed by the Adviser under the Advisory Agreement and the services to be performed by the Adviser under the Service Agreement are substantially the same although, as indicated in the table below and Appendix J hereto, these same services are described with greater specificity under the Service Agreement.

Non-Advisory Services
Under Advisory Agreement*                                  Services Under Service Agreement*

--Maintaining the existence and records of JHT and         --Maintaining each Fund's registration statement
the registrations and qualifications of  JHT's             and federal and state registration.
shares under federal law.

--Preparing notices and proxy solicitation                 --Preparing notices and proxy solicitation
materials.                                                 materials.

--Performing administrative, regulatory compliance,        --Performing tax, accounting, recordkeeping and
financial, accounting, bookkeeping and                     financial management services and functions as
recordkeeping functions of JHT, including:                 follows:

      --Preparing all tax returns.                               --Preparing (or arranging for the
                                                           preparation of) all tax returns.

      --Preparing all annual, semi-annual and                    --Preparing and submitting reports to
periodic reports to shareholders.                          existing shareholders.

      --Preparing all regulatory reports.                        --Preparing financial data or reports
                                                           required by the SEC or other regulatory
                                                           authorities.

                                                                 --Supervising, reviewing and/or preparing
                                                           and maintaining books and records required under
                                                           the 1940 Act.

                                                                 --Preparing materials in connection with
                                                           Board meetings.

                                                                 --Supervising and coordinating certain
                                                           services provided by outside counsel.

                                                                 --Providing research advice and
                                                           consultation about legal, regulatory and
                                                           compliance issues.

--Furnishing JHT office facilities and equipment           --Providing office facilities for the
and personnel necessary for the operations of JHT.         performance of the services and such staff and
                                                           personnel as are reasonably necessary to perform
                                                           the services.

___________________
* The obligation to provide services and personnel under both agreements does not include services performed and personnel provided pursuant to contracts with JHT by third-party custodians, transfer agents and other service providers.

Reimbursement Under the Agreements

     Under both the Advisory Agreement and the Service Agreement, JHT is obligated to reimburse the Adviser for its expenses attributable to the non-advisory services provided, including the compensation and related personnel expenses of personnel performing services under the agreements and the expenses of office space, office equipment and miscellaneous other office expenses. For purposes of the Advisory Agreement, the Adviser determines the expenses to be reimbursed pursuant to expense allocation procedures established by the Adviser in accordance with generally accepted accounting principles. The Service Agreement provides that expenses to be reimbursed will "not exceed levels that are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality."

     Although both agreements thus provide for reimbursement of the Adviser's non-advisory services expenses, approval of Proposal 3(c) will result in two changes with respect to reimbursement arrangements as described below.

     First. Under the Service Agreement, but not under the Advisory Agreement, the Board of Trustees is authorized to change from time to time the compensation paid to the Adviser for its non-advisory services. Accordingly, under the Service Agreement, the Board could in the future approve a different type of reimbursement or compensation arrangement, including, for example, an arrangement providing for compensation determined as a percentage of the Funds' average daily net assets. Although any material change in the compensation paid to the Adviser for performing any services under the Advisory Agreement would require shareholder approval, such a change under the Service Agreement would not be subject to shareholder approval. Consequently, if shareholders approve Proposal 3(c) transferring to the Service Agreement the non-advisory services currently performed by the Adviser under the Advisory Agreement, shareholders will not in the future be asked to vote on material changes in the terms of the Service Agreement, including reimbursement or compensation arrangements.

     In this connection, management of JHT, although it has made no final determination, is currently considering whether to recommend to the Board that it approve an asset-based compensation arrangement for the Adviser under the Service Agreement. As presently contemplated, a change from a reimbursement arrangement to an asset-based compensation arrangement would facilitate administration and accounting with respect to the provision of services under the Service Agreement and would not be expected to result in any material change in the expenses borne by the Funds for such services.

     Second. The Advisory Agreement expressly provides, and if shareholders approve Proposal 3(c), will continue to provide, that the Adviser will permit its officers and employees to serve as President, Treasurer and Secretary of JHT. It also provides that the Adviser bears "expenses directly attributable to officers or employees of the Adviser who are serving as President, Treasurer or Secretary" of JHT. Under Proposal 3(c), however, while the Adviser will continue to bear expenses attributable to its officer or employee who is serving as President of JHT, such expenses attributable to officers or employees of the Adviser who are serving as Treasurer or Secretary of JHT will be reimbursed to the Adviser by JHT.

     This change with respect to reimbursement arrangements is not expected to have any material impact on the expenses borne by the Funds. If this change had been in effect under the Advisory Agreement for the fiscal year ended December 31, 2006, the estimated additional cost to JHT of reimbursing the Adviser for expenses attributable to the services of its personnel as Treasurer and Secretary of JHT would have been approximately $297,622 (or approximately 0.0004% of average annual net assets). On a Fund-by-Fund basis, the additional cost would have ranged from a low of $119 (for the Emerging Growth Trust) to a high of $33,820 (for the Lifestyle Balanced Trust).

     If Proposal 3(c) is approved by the shareholders of a Fund, the amended Advisory Agreement and the new Service Agreement are expected to become effective as to that Fund promptly after such approval and upon disclosure in the JHT prospectus.

     The  Board,  including  all  the  Independent  Trustees,   recommends  that
shareholders of each Fund vote "FOR" Proposal 3(c).

                                  PROPOSAL 3(d)

            AMENDMENT TO ADVISORY AGREEMENT FOR EACH LIFESTYLE TRUST AND THE INDEX ALLOCATION TRUST RESTRUCTURING THE ADVISORY FEE

               (Lifestyle Trusts and Index Allocation Trust only)

     Shareholders of the five Lifestyle Trusts and the Index Allocation Trust are being asked to approve an amendment to the Advisory Agreement for those Funds. The amendment will restructure the advisory fees paid by the Funds by applying different advisory fee rates to "Affiliated Fund Assets" and "Other Assets" (as such terms are defined below) and will also add a breakpoint to the advisory fee rate for the Index Allocation Trust.

     Each of the Funds operates as a fund of funds and is authorized to invest in affiliated underlying funds, principally other Funds of JHT (excluding the Money Market Trust B, 500 Index Trust B, International Equity Index Trust B and Bond Index Trust B) as well as the funds of JHF II and JHF III, which are also advised by the Adviser ("Affiliated Fund Assets"). In the future, each of the Funds will be authorized and also expects to invest directly in securities that are not mutual fund shares (e.g., equity securities and fixed-income securities) and other instruments and in underlying funds that are not affiliated with the Adviser, including exchange-traded funds ("ETFs") ("Other Assets"). The Funds currently intend to invest principally in Other Assets that are securities and ETFs.

     Under the current advisory fee structure for the Funds, which originally contemplated that the Funds would invest only in Affiliated Fund Assets, the Adviser receives a relatively low advisory fee at the fund-of-funds level and its regular advisory fee with respect to each of the affiliated underlying funds that the Adviser also manages. To the extent that the Funds invest in Other Assets, the Adviser would currently receive only the advisory fee at the fund-of-funds level. Consequently, in anticipation of the expected, future investment by the Funds in Other Assets, the Adviser desires to have in place an advisory fee structure that provides for appropriate compensation for its advisory services with respect to both Affiliated Fund Assets and Other Assets. The Adviser believes that the ability of the Funds to invest in both Affiliated Fund Assets and Other Assets is a benefit to each Fund and that providing different fee rates for each such category of assets will permit the assets of a Fund to be allocated among Affiliated Fund Assets and Other Assets without the allocation having any impact on the total amount of advisory fees that would be earned.

     Shareholders of each Fund bear directly the operating expenses of the Fund and indirectly their proportionate share of the operating expenses of underlying funds. Thus, to the extent that a Fund invests in Affiliated Fund Assets, shareholders of the Fund bear directly the advisory fee and other expenses paid by the Fund and indirectly their proportionate shares of the advisory fees and other expenses paid by affiliated underlying funds. As stated above, with respect to Other Assets the Funds currently intend to invest principally in securities that are not mutual fund shares (e.g., equity securities and fixed-income securities) and in ETFs. These securities do not have operating expenses, and ETFs are expected generally to have lower operating expenses than affiliated underlying funds. Consequently, to the extent that a Fund invests in such Other Assets in lieu of Affiliated Fund Assets, shareholders will pay a higher advisory fee at the Fund level with respect to such Other Assets, but the underlying fund expenses borne indirectly by shareholders will decrease. This decrease in underlying fund expenses is expected to offset in whole or in part or to exceed the advisory fee increase. To the extent that the decrease in underlying fund expenses exceeds the increase in advisory fees, total fund operating expenses will also decrease. However, to the extent that a Fund may in the future invest, in lieu of in Affiliated Fund Assets, in Other Assets that are unaffiliated underlying funds, the underlying fund expenses borne indirectly by the shareholders of the Fund, as well as total fund operating expenses, could increase or decrease depending on whether the operating expenses of the underlying unaffiliated funds are higher or lower than the operating expenses of the affiliated underlying funds in which the Fund could otherwise have invested.

Current and Amended Advisory Fees

     As compensation for its services under the Advisory Agreement, the Adviser receives a fee from JHT computed separately for each Fund. The amount of the advisory fee is determined by applying the daily equivalent of an annual fee rate to the net assets of the Fund. The annual fee rate for each of the Lifestyle Trusts is calculated each day by applying annual percentage rates (including breakpoints) for the Fund to applicable portions (as determined by breakpoints) of "Aggregate Net Assets" and dividing the sum of the amounts so determined by Aggregate Net Assets. For each of the Lifestyle Trusts, the term Aggregate Net Assets includes the net assets of the Fund, the net assets of the four other Lifestyle Trusts, and the net assets of the five, corresponding "Lifestyle Funds" of JHF II (the Lifestyle Aggressive Fund, Lifestyle Growth Fund, Lifestyle Balanced Fund, Lifestyle Moderate Fund and Lifestyle Conservative Fund), but only for the period during which the subadviser for the Fund also serves as the subadviser for such other JHT and JHF II funds. The annual fee rate for the Index Allocation Trust is calculated each day by applying an annual percentage rate to the net assets of that Fund.

     Under the amended Advisory Agreement, different annual percentage rates will be applied, as described above, to Affiliated Fund Assets and Other Assets and, for the Index Allocation Trust, these rates will include a breakpoint. The annual percentage rates for the Funds under the current Advisory Agreement and the amended Advisory Agreement are set forth in the following tables. As indicated in the tables, the annual percentage rates for Affiliated Fund Assets under the amendment will be the same as such rates for all assets under the current Advisory Agreement (except for the new fee breakpoint for the Index Allocation Trust), and the new annual percentage rates for Other Assets under the amended Advisory Agreement reflect an increase of 0.450% (at each breakpoint) over the current rates (or over the amended Index Allocation Trust rates) for Affiliated Fund Assets. This increase is intended to provide the Adviser with substantially the same advisory fee (at the fund of funds level) for Other Assets that it receives as an aggregate advisory fee (at the fund of funds and affiliated underlying funds levels) for Affiliated Fund Assets.

                                            Current Advisory Fee Rates
For All Assets:
---------------
Fund                                   Percentage Rates
----                                   ----------------
Each Lifestyle Trust                   0.050% of the first $7.5 billion and 0.040% of the excess over $7.5 billion (as a percentage of Aggregate Net Assets).

Index Allocation Trust                 0.050% at all asset levels (as a percentage of average annual net assets).

                                            Amended Advisory Fee Rates
For Affiliated Fund Assets:
---------------------------
Fund                                   Percentage Rates
----                                   ----------------
Each Lifestyle Trust                   0.050% of the first $7.5 billion and 0.040% of the excess over $7.5 billion (as a percentage of Aggregate Net Assets).

Index Allocation Trust                 0.050% of the first $500 million and 0.040% of the excess over $500 million (as a percentage of average annual net assets).

For Other Assets:
-----------------
Fund                                   Percentage Rates
----                                   ----------------
Each Lifestyle Trust                   0.500% of the first $7.5 billion and 0.490% of the excess over $7.5 billion (as a percentage of Aggregate Net Assets).

Index Allocation Trust                 0.500% of the first $500 million and 0.490% of the excess over $500 million (as a percentage of average annual net assets).

Fund Fees and Expenses Under the Current and Amended Advisory Agreements

     The Funds did not invest in Other Assets during the fiscal year ended December 31, 2006. Consequently, the fees and expenses of each Fund for that fiscal year would have been the same even if the proposed amendment had been in effect for that fiscal year. For purposes of illustrating the proposed restructuring of advisory fees, the following table sets forth: (1) the fees and expenses for each class of shares of each Fund as a percentage of the Fund's average net assets for the fiscal year ended December 31, 2006 under the current Advisory Agreement; and (2) the pro forma such fees and expenses for the fiscal year ended December 31, 2006 assuming that the amended Advisory Agreement had been in effect for that fiscal year and assuming also that each Fund during that year had invested 20% of its net assets in Other Assets that were ETFs). Under these assumptions, as indicated by the pro forma figures in the table below, the increase in advisory fees at the Fund level attributable to investments in Other Assets is accompanied by a decrease in underlying fund ("Acquired Fund") fees and expenses resulting in a decrease in total operating expenses. The fees and expenses do not reflect the fees and expenses of any variable insurance contract that may use JHT as its underlying investment medium and would be higher if they did. None of the Funds charges a sales load or surrender fee although these fees may be imposed by the variable insurance contract.

                                          Annual Fund Operating Expenses
                                   (As a percentage of average daily net assets)

                                                                    Acquired
                                                                    Fund
                                                                    Fees                      Contractual
                                 Manage                             and       Total           Expense        Net
                                 ment         12b-1     Other                 Operating       Reimburse-     Operating
Funds                            Fees         Fees      Expenses    Expenses  Expenses (1)    ment           Expenses
Lifestyle Aggressive
Current Advisory Agreement
NAV Class                          0.04%       0.00%      0.02%      0.90%        0.96%          0.00%        0.96%
Series I Class                     0.04%       0.05%      0.02%      0.90%        1.01%          0.00%        1.01%
Series II Class                    0.04%       0.25%      0.02%      0.90%        1.21%          0.00%        1.21%

Amended Advisory Agreement
(Pro forma)
NAV Class                          0.13%       0.00%      0.02%      0.79%        0.94%          0.00%        0.94%
Series I Class                     0.13%       0.05%      0.02%      0.79%        0.99%          0.00%        0.99%
Series II Class                    0.13%       0.25%      0.02%      0.79%        1.19%          0.00%        1.19%


Lifestyle Balanced
Current Advisory Agreement
NAV Class                          0.04%       0.00%      0.01%      0.84%        0.89%          0.00%        0.89%
Series I Class                     0.04%       0.05%      0.01%      0.84%        0.94%          0.00%        0.94%
Series II Class                    0.04%       0.25%      0.01%      0.84%        1.14%          0.00%        1.14%

Amended Advisory Agreement
(Pro forma)
NAV Class                          0.13%       0.00%      0.01%      0.74%        0.88%          0.00%        0.88%
Series I Class                     0.13%       0.05%      0.01%      0.74%        0.93%          0.00%        0.93%
Series II Class                    0.13%       0.25%      0.01%      0.74%        1.13%          0.00%        1.13%


Lifestyle Conservative
Current Advisory Agreement
NAV Class                          0.04%       0.00%      0.02%      0.78%        0.84%          0.00%        0.84%
Series I Class                     0.04%       0.05%      0.02%      0.78%        0.89%          0.00%        0.89%
Series II Class                    0.04%       0.25%      0.02%      0.78%        1.09%          0.00%        1.09%

Amended Advisory Agreement
(Pro forma)
NAV Class                          0.13%       0.00%      0.02%      0.69%        0.84%          0.00%        0.84%
Series I Class                     0.13%       0.05%      0.02%      0.69%        0.89%          0.00%        0.89%
Series II Class                    0.13%       0.25%      0.02%      0.69%        1.09%          0.00%        1.09%

Lifestyle Growth
Current Advisory Agreement
NAV Class                          0.04%       0.00%      0.01%      0.87%        0.92%          0.00%        0.92%
Series I Class                     0.04%       0.05%      0.01%      0.87%        0.97%          0.00%        0.97%
Series II Class                    0.04%       0.25%      0.01%      0.87%        1.17%          0.00%        1.17%

Amended Advisory Agreement
(Pro forma)
NAV Class                          0.13%       0.00%      0.01%      0.76%        0.90%          0.00%        0.90%
Series I Class                     0.13%       0.05%      0.01%      0.76%        0.95%          0.00%        0.95%
Series II Class                    0.13%       0.25%      0.01%      0.76%        1.15%          0.00%        1.15%


Lifestyle Moderate
Current Advisory Agreement
NAV Class                          0.04%       0.00%      0.02%      0.81%        0.87%          0.00%        0.87%
Series I Class                     0.04%       0.05%      0.02%      0.81%        0.92%          0.00%        0.92%
Series II Class                    0.04%       0.25%      0.02%      0.81%        1.12%          0.00%        1.12%

Amended Advisory Agreement
(Pro forma)
NAV Class                          0.13%       0.00%      0.02%      0.71%        0.86%          0.00%        0.86%
Series I Class                     0.13%       0.05%      0.02%      0.71%        0.91%          0.00%        0.91%
Series II Class                    0.13%       0.25%      0.02%      0.71%        1.11%          0.00%        1.11%


Index Allocation
Current Advisory Agreement
NAV Class (3)                      0.05%       0.00%      0.09%      0.53%        0.67%          0.12%        0.55%
Series I Class (3)                 0.05%       0.05%      0.09%      0.53%        0.72%          0.12%        0.60%
Series II Class                    0.05%       0.25%      0.09%      0.53%        0.92%          0.12%        0.80%

Amended Advisory Agreement
(Pro forma)
NAV Class (3)                      0.14%       0.00%      0.09%      0.46%        0.69%          0.21%        0.48%
Series I Class (3)                 0.14%       0.05%      0.09%      0.46%        0.74%          0.21%        0.53%
Series II Class                    0.14%       0.25%      0.09%      0.46%        0.94%          0.21%        0.73%

_________________________
(1) "Total Operating Expenses" includes fees and expenses incurred indirectly by each Lifestyle Portfolio as a result of its investment in other investment companies (e.g., underlying funds) (each, an "Acquired Fund"). The total operating expenses shown may not correlate to the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section of the Lifestyle Portfolios' prospectus, which does not include Acquired Fund Fees and Expenses.
(2) The Adviser has contractually agreed to reimburse "Expenses" of the Index Allocation Trust that exceed 0.02% of the average annual net assets of the Index Allocation Trust until May 1, 2008. "Expenses" includes all expenses of the Index Allocation Trust except Rule 12b-1 fees, Underlying Fund expenses, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This reimbursement may be terminated any time after May 1, 2008.

Examples: The following examples are intended to help shareholders compare the costs of investing in the Series I, Series II and NAV shares of the Funds under the current and amended Advisory Agreements. The examples assume that a shareholder invests $10,000 in the particular Fund for the time periods indicated and redeems all of the shares at the end of those periods. The examples also assume that a shareholder's investment has a 5% return each year and that each Fund's operating expense levels remain the same as those set forth in the expense table above. The examples should not be considered a representation of future expenses of any Fund. Actual expenses may be greater or less than those shown.

Funds                                          1 Year       3 Years       5 Years         10 Years

Lifestyle Aggressive
Current Advisory Agreement
NAV Class                                      $   98       $   306       $   531         $  1,179
Series I Class                                    103           322           558            1,237
Series II Class                                   123           384           665            1,467

Amended Advisory Agreement
(Pro forma)
NAV Class                                      $   96       $   300       $   521         $  1,156
Series I Class                                    101           316           548            1,214
Series II Class                                   121           378           655            1,444

Lifestyle Balanced
Current Advisory Agreement
NAV Class                                      $   91       $   284       $   494         $  1,098
Series I Class                                     96           300           521            1,157
Series II Class                                   116           363           629            1,388

Amended Advisory Agreement
(Pro forma)
NAV Class                                      $   90       $   280       $   487         $  1,083
Series I Class                                     95           296           514            1,142
Series II Class                                   115           359           622            1,374

Lifestyle Conservative
Current Advisory Agreement
NAV Class                                      $   86       $   269       $   467         $  1,040
Series I Class                                     91           285           494            1,099
Series II Class                                   111           347           602            1,331

Amended Advisory Agreement
(Pro forma)
NAV Class                                      $   86       $   269       $   467         $  1,040
Series I Class                                     91           285           494            1,099
Series II Class                                   111           347           602            1,331

Lifestyle Growth
Current Advisory Agreement
NAV Class                                      $   94       $   292       $   508         $  1,127
Series I Class                                     99           308           535            1,186
Series II Class                                   119           371           642            1,417

Amended Advisory Agreement
(Pro forma)
NAV Class                                      $   92       $   287       $   499         $  1,109
Series I Class                                     97           303           526            1,168
Series II Class                                   117           366           633            1,399

Lifestyle Moderate
Current Advisory Agreement
NAV Class                                      $   89       $   277       $   482         $  1,072
Series I Class                                     94           293           509            1,131
Series II Class                                   114           356           617            1,363


Amended Advisory Agreement
(Pro forma)
NAV Class                                      $   88       $   275       $   477         $  1,062
Series I Class                                     93           290           504            1,121
Series II Class                                   113           353           612            1,353

Index Allocation
Current Advisory Agreement
NAV Class                                      $   56       $   202       $   360         $    821
Series I Class                                     61           218           388              881
Series II Class                                    82           281           497            1,118

Amended Advisory Agreement
(Pro forma)
NAV Class                                      $   49       $   201       $   366         $    843
Series I Class                                     55           217           393              903
Series II Class                                    75           280           502            1,140

Advisory Fees Paid

     As stated above, during the fiscal year ended December 31, 2006, the Funds did not invest in Other Assets. Consequently, the aggregate advisory fees paid by each Fund for that fiscal year would have been the same even if the proposed amendment had been in effect for that fiscal year. For purposes of illustrating the proposed restructuring of advisory fees, the following table sets forth for each Fund: (1) the aggregate amount of advisory fees paid by the Fund to the Adviser for the fiscal year ended December 31, 2006; (2) the aggregate amount of advisory fees that the Fund would have paid to the Adviser for the fiscal year ended December 31, 2006 if the amended Advisory Agreement had been in effect for that year and assuming that each Fund during that year had invested 20% of its net assets in Other Assets that were ETFs; and (3) the difference between the amounts of advisory fees under (1) as compared to (2) stated as a percentage of the amount under (1).

                                                     (2)                                      (3)
                           (1)                         Advisory Fees Payable Under Amended
                              Advisory Fees Paid        Agreement for Year Ended 12/31/06     Percentage
                           Under Current Agreement      (Assuming 20% Investment in Other     Increase
Fund                       for Year Ended 12/31/06                   Assets)

Lifestyle Aggressive
Trust                          $    247,814                  $       788,980                     218%
Lifestyle Growth Trust
                               $  3,425,135                  $    10,944,789                     220%
Lifestyle Balanced Trust
                               $  2,935,469                  $     9,371,954                     219%
Lifestyle Moderate Trust
                               $    693,854                  $      2,219,986                    220%
Lifestyle Conservative
Trust                          $    274,250                  $       873,681                     219%

Index Allocation Trust         $     20,615                  $        58,151                     182%

     If Proposal 3(d) is approved by the shareholders of a Fund, the amended Advisory Agreement is expected to become effective as to that Fund promptly after such approval.

     The  Board,  including  all  the  Independent  Trustees,   recommends  that
shareholders of each Fund vote "FOR" Proposal 3(d).


                      EVALUATION BY THE BOARD OF AMENDMENTS
                     TO ADVISORY AGREEMENT UNDER PROPOSAL 3

     At its meeting on September 27-28, 2007, the Board, including all the Independent Trustees, approved the proposed amendments to the Advisory Agreement with respect to the Funds under Proposal 3. The Board also approved the new Service Agreement with the Adviser described under Proposal 3(c).

     The Board, including the Independent Trustees, is responsible for selecting JHT's investment adviser, approving the Adviser's selection of Fund subadvisers and approving JHT's advisory and subadvisory agreements, their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates JHT's advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for JHT and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

  1. the nature, extent and quality of the services to be provided by the Adviser to JHT and by the subadviser to the Fund;
  2. the investment performance of the Fund and its subadviser;
  3. the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund;
  4. the costs of the services to be provided and the profits to be realized by the Adviser (including any subadvisers affiliated with the Adviser) and its affiliates from the Adviser's relationship with JHT; and
  5. comparative services rendered and comparative advisory and subadvisory fee rates.

     The Board believes that information relating to all these factors is relevant to its evaluation of JHT's advisory agreements. With respect to its evaluation of subadvisory agreements with subadvisers not affiliated with the Adviser, the Board believes that, in view of JHT's "manager-of-managers" advisory structure, the costs of the services to be provided and the profits to be realized by such unaffiliated subadvisers from their relationship with JHT, generally, are not a material factor in the Board's consideration of these subadvisory agreements because such fees are paid to subadvisers by the Adviser and not by the Funds and because the Board relies on the ability of the Adviser to negotiate such subadvisory fees at arms-length.

     The Board approved the annual continuation of the Advisory Agreement with respect to each of the Funds at its meeting on June 8, 2007. A discussion of the basis of the Board's approval of the Advisory Agreement and the factors considered by the Board at that meeting is available in JHT's semi-annual report to Shareholders for the six-month period ended June 30, 2007. A copy of the report may be obtained by calling JHT at 1-800-344-1029 or by writing to JHT at 601 Congress Street, Boston, Massachusetts 02210, Attn.: Gordon Shone.

     In approving each of the amendments to the Advisory Agreement, the Board noted the skill and competency of the Adviser in its past management of JHT's affairs and subadvisory relationships, the qualifications of the Adviser's personnel to manage directly fund assets and to serve as officers of JHT, and the high level and quality of services that the Adviser may reasonably be expected to continue to provide the Funds. In assessing the impact of the proposals on the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates, the Board also considered the extent to which implementation of the Reorganization discussed under Proposal 2(b) might impact such costs and profits. See "Evaluation by the Board of the Reorganization and the Amendment." The Board concluded that the Adviser may reasonably be expected ably to perform its services under the Advisory Agreement as proposed to be amended.

     Specific factors considered by the Board in approving Proposals 3(a), 3(b), 3(c) and 3(d) are set forth below.

     Proposal 3(a). The Board considered with respect to Proposal 3(a) the benefit to each Fund of expressly authorizing the Adviser to manage the assets of the Fund directly from time to time, noting that the Adviser's ability to manage a Fund's assets directly provides the Adviser with additional management flexibility that may be particularly advantageous to a Fund in the event of an unexpected subadviser resignation or during a transition between Fund subadvisers and that the Adviser's election to manage directly the assets of any Fund will be subject to Board approval.

     Proposal 3(b). The Board considered with respect to Proposal 3(b) the benefit to each Fund of providing in the Advisory Agreement a specific standard of liability applicable to the Adviser, noting that the proposed standard of liability is consistent with industry standards and the requirements of Section 17(i) of the 1940 Act and is substantially the same as the standard of liability applicable to Fund subadvisers under their respective subadvisory agreements with the Adviser.

     Proposal 3(c). The Board considered with respect to Proposal 3(c) and the new Service Agreement with the Adviser that the transfer to the Service Agreement of the non-advisory services currently performed by the Adviser under the Advisory Agreement would not result in any change in the level and quality of services provided to the Funds, would provide greater flexibility in that future changes to the non-advisory services arrangements for the Funds would no longer require the expense of obtaining shareholder approval and would not, without further Board approval, result in any material increase in the costs to the Funds of the Adviser's provision of such services. With respect to the change pursuant to Proposal 3(c) under which JHT will reimburse the Adviser for the provision of services to the Funds by an officer or employee of the Adviser who is serving as Treasurer or Secretary of JHT, the Board took into account that management represented that such change is not expected to have any material impact on the expenses borne by the Funds and concluded that it was not unreasonable for JHT to bear such expenses. The Board concluded that the proposed amendment and the Service Agreement are in the best interests of the Funds and their shareholders (including contract owners), that the services to be performed under the Service Agreement are required for the operation of the Funds and that the reimbursement arrangement under the Service Agreement is fair and reasonable.

     Proposal 3(d). The Board considered with respect to Proposal 3(d) the benefit to each Lifestyle Trust and the Index Allocation Trust of having a different advisory fee on Affiliated Fund Assets than on Other Assets. The Board noted that the Adviser currently receives an advisory fee at the underlying fund level with respect to Affiliated Fund Assets but would not receive any comparable compensation with respect to investments in Other Assets, that it was reasonable to provide for such compensation in view of the services to be provided by the Adviser. The Board also noted that providing the Adviser with the ability to invest in both Affiliated Fund Assets and Other Assets as deemed appropriate by the Adviser was a benefit to each Fund. Although the advisory fee with respect to investments in Other Assets will increase, the increase is expected to be offset in whole or in part by a decrease in underlying fund expenses.

             DESCRIPTION OF CURRENT AND AMENDED ADVISORY AGREEMENTS

     The following is a summary of the terms of the current Advisory Agreement and the Advisory Agreement as proposed to be amended pursuant to Proposals 3(a)
- 3(d). Except for the proposed amendments discussed above, the terms of the current Advisory Agreement and the amended Advisory Agreement are identical. The description below is qualified by reference to the form of the Advisory Agreement which is included as Appendix G to this Proxy Statement and which is marked to show changes resulting from amendments under Proposals 3(a) - 3(d).

     Duties of the Adviser. Under the current and amended Advisory Agreements, the Adviser administers the business and affairs of JHT and the Funds and retains and compensates subadvisers that manage the investment and reinvestment of the assets of the Funds pursuant to subadvisory agreements with the Adviser. In this connection, the Adviser: (i) monitors the compliance of the subadvisers with the investment objectives and policies of the Funds; (ii) reviews the performance of the subadvisers; and (iii) reports periodically on such performance to the Board.

     For Funds that approve Proposal 3(a), the amended Advisory Agreement will expressly authorize the Adviser, at its election and subject to Board approval, to manage assets of the Funds directly. The obligations of the Adviser in directly managing fund assets are described under that Proposal.

     Compensation. Under the current and amended Advisory Agreements, the Adviser receives, as compensation for its services, a fee from JHT computed separately for each Fund. The amount of the advisory fee for most Funds is determined by applying the daily equivalent of an annual fee rate to the net assets of the Fund. The annual fee rate for a Fund is calculated each day by applying annual percentage rates (including breakpoints) for a Fund to applicable portions (as determined by breakpoints) of Aggregate Net Assets and dividing the sum of the amounts so determined by Aggregate Net Assets. The term Aggregate Net Assets includes the net assets of the Fund and may include as well the net assets of one or more other funds managed by the Adviser and the same subadviser but only for the period during which the subadviser for the Fund also serves as the subadviser for such other fund(s). The annual percentage rates for the advisory fees for the Funds are set forth in Appendix I to this Proxy Statement.

     The annual percentage rates for the advisory fees for the Funds are the same under both agreements for all Funds except the Lifestyle Trusts and the Index Allocation Trust. The advisory fee rates for these Funds are proposed to be restructured as described in Proposal 3(d).

     Expenses Paid by JHT. Under the current Advisory Agreement, JHT is responsible for the payment of all expenses of its organization, operations and business, except those that the Adviser or subadvisers have agreed to pay pursuant to the Advisory Agreement or any of the subadvisory agreements. Expenses borne by JHT include:

   o reimbursement of the Adviser's expense of providing administrative, compliance, financial, accounting, bookkeeping and recordkeeping functions to JHT;
   o charges and expenses of the custodian, independent accountants and transfer, bookkeeping and dividend disbursing agent appointed by JHT;
   o brokers' commissions;
   o issue and transfer taxes on securities transactions to which JHT is a party;
   o taxes and fees payable by JHT;
   o legal fees and expenses in connection with the affairs of JHT, including registering and qualifying its shares with regulatory authorities and in connection with any litigation; and
   o costs for printing annual and semi annual reports, prospectuses and proxy statements and mailing these documents to shareholders (including variable contract owners).

     Under the amended Advisory Agreement, for Funds that approve Proposal 3(c), the administrative, compliance, financial, accounting, bookkeeping and recordkeeping functions performed by the Adviser under the current Advisory Agreement will be transferred to and performed by the Adviser under a new Service Agreement. Under the Service Agreement, JHT will continue to reimburse the Adviser for its expenses attributable to performing these services. In addition, under the amended Advisory Agreement, JHT, rather than the Adviser as under the current Advisory Agreement, will bear the expenses attributable to the services to JHT of officers or employees of the Adviser who serve as Treasurer or Secretary of JHT.

     Liability of the Adviser. The current Advisory Agreement does not contain a liability standard for the Adviser. For Funds that approve Proposal 3(b), the amended Advisory Agreement will provide that the Adviser will not be liable to JHT or its shareholders for losses resulting from the Adviser's acts or omissions in the performance of its duties in the absence of: (i) willful misfeasance, bad faith, or gross negligence on the part of the Adviser; (ii) reckless disregard by the Adviser of its duties; or (iii) a breach of fiduciary duty by the Adviser with respect to the receipt of compensation for services (subject to the limitations of Section 36(b) of the 1940 Act).

     Term of the Advisory Agreement. The term of the current and the amended Advisory Agreements will initially continue in effect as to a Fund for a period no more than two years from the date of its execution (or the execution of an amendment making the agreement applicable to that Fund) and thereafter if such continuance is specifically approved at least annually either: (a) by the Trustees; or (b) by the vote of a Majority of the Outstanding Voting Securities of that Fund. In either event, such continuance shall also be approved by the vote of the majority of the Independent Trustees.

     Any required shareholder approval of any continuance of the current or amended Advisory Agreement shall be effective with respect to any Fund if a Majority of the Outstanding Voting Securities of that Fund votes to approve such continuance even if such continuance may not have been approved by a Majority of the Outstanding Voting Securities of: (a) any other Fund affected by the Agreement; or (b) all of the Funds of JHT.

     Failure of Shareholders to Approve Continuance. If the outstanding voting securities of any Fund fail to approve any continuance of the current or amended Advisory Agreement, the Adviser may continue to act as investment adviser with respect to such Fund pending the required approval of the continuance of such agreement or a new agreement with the Adviser or a different adviser, or other definitive action. The compensation received by the Adviser during such period will be no more than: (a) its actual costs incurred in furnishing investment advisory and management services to such Fund; or (b) the amount it would have received under the Advisory Agreement in respect of such Fund, whichever is less.

     Termination of the Agreement. The current and the amended Advisory Agreements may be terminated at any time without the payment of any penalty on 60 days' written notice to the other party or parties to such agreement. The following parties may terminate the agreement:

   o the Trustees of JHT;
   o a Majority of the Outstanding Voting Securities of JHT, or with respect to any Fund, a Majority of the Outstanding Voting Securities of such Fund; and
   o the Adviser.

The Advisory Agreement will automatically terminate in the event of its assignment.

     Amendments to the Agreement. The current and the amended Advisory Agreements may be amended by the parties thereto provided the amendment is approved by the vote of a Majority of the Outstanding Voting Securities of each relevant Fund and by the vote of a majority of the Trustees of JHT, including a majority of the Independent Trustees.

     Any required shareholder approval of any amendment shall be effective with respect to any Fund if a Majority of the Outstanding Voting Securities of that Fund votes to approve the amendment, even if the amendment may not have been approved by a Majority of the Outstanding Voting Securities of: (a) any other Fund affected by the amendment; or (b) all the Funds of JHT.

     JHT has received an order from the SEC that permits the Adviser from time to time, without the expense and delays associated with JHT's obtaining shareholder approval, to enter into and change the terms (including subadvisory fees) of subadvisory agreements with Fund subadvisers that are not affiliates of the Adviser.


                                   PROPOSAL 4

                      APPROVAL OF AMENDED RULE 12b-1 PLANS
                    FOR CERTAIN OF THE AMERICAN FEEDER FUNDS

   (American Bond Trust, American Blue Chip Income and Growth Trust, American Growth-Income Trust, American Growth Trust and American International Trust
                                     only)

     At its September 27-28, 2007 meeting, the Board, including all the Independent Trustees, approved an amended distribution plan pursuant to Rule 12b-1 under the 1940 Act for each of the Series I, Series II and Series III shares (each an "Amended 12b-1 Plan") of each of the following funds: American Bond Trust, American Blue Chip Income and Growth Trust, American Growth-Income Trust, American Growth Trust, American International Trust (collectively, the "Original American Feeder Funds" or sometimes for purposes of this Proposal the "Funds"). Each of the Funds operates as a "feeder fund" in a master-feeder structure and invests all or substantially all of its assets in a corresponding "master fund" of the American Funds Insurance Series ("AFIS"). For convenience, the Amended 12b-1 Plans are sometimes collectively referred to in this Proposal as the "Amended 12b-1 Plan."

     Holders of Series I, Series II and Series III shares of each Fund are being asked to approve an Amended 12b-1 Plan providing for an increase in the Rule 12b-1 fees payable by those share classes. Under each current and Amended 12b-1 Plan, each share class pays a 12b-1 fee, stated as a percentage of average daily net assets attributable to the share class, to the Distributor, which the Distributor may then use for distribution-related and other service expenses. Except for the proposed increase in 12b-1 fees, the terms of the current and Amended 12b-1 Plan are the same and are described below under "Description of the Amended 12b-1 Plan."

     The Amended 12b-1 Plan will increase by 0.25% the Rule 12b-1 fee payable by each share class of the Original American Feeder Funds. However, if shareholders of each share class of a Fund approve the Amended 12b-1 Plan, there will be a corresponding decrease of 0.25% in the 12b-1 fee payable at the AFIS master fund level and, thus, no increase in the aggregate 12b-1 fees payable by the Fund.

     Shareholders of the Original American Feeder Funds pay directly the expenses of those Funds, including 12b-1 fees, and bear indirectly their proportionate shares of the expenses of the corresponding AFIS master funds, including 12b-1 fees. Currently the Original American Feeder Funds invest in Class 2 shares of the AFIS master funds which are subject to a 0.25% 12b-1 fee. If shareholders of each share class of an Original American Feeder Fund approve the Amended 12b-1 Plan, the Original American Feeder Fund will redeem its entire interest in Class 2 shares of its corresponding master fund and re-invest in the master fund's Class 1 shares which are not subject to 12b-1 fees. Consequently, there will be no increase in the aggregate Rule 12b-1 fees paid by any share class of an Original American Feeder Fund.

     Effective May 1, 2007, a number of new JHT American Feeder Funds (the "New Funds") commenced operations. The New Funds have in place for their Series I, Series II and Series III shares the 12b-1 fees that would be in effect for the Original American Feeder Funds under the proposed Amended 12b-1 Plan, and the New Funds invest in Class 1 shares of their corresponding AFIS master funds. AFIS has requested that the Original American Feeder Funds, in the same manner as the New Funds, invest in Class 1 shares rather than Class 2 shares of the master funds. The Amended 12b-1 Plan is intended to accomplish this result and to conform the 12b-1 fee structures of the Original American Feeder Funds and the New Funds.

     The following chart compares the Rule 12b-1 fee arrangement for each share class of the Original American Feeder Funds under the current and Amended Rule 12b-1 Plan. Each Rule 12b-1 fee in the chart: (i) is stated as an annual percentage of the Original American Feeder Fund's average daily net assets attributable to the share class and (ii) reflects the maximum annual Rule 12b-1 fee that may be assessed under the applicable Rule 12b-1 Plan.

                                                    Series I                    Series II                  Series III
                                             Current        Amended       Current       Amended      Current        Amended
                                           12b-1 Plan     12b-1 Plan     12b-1 Plan   12b-1 Plan    12b-1 Plan    12b-1 Plan
Original American Feeder Funds                0.35%          0.60%         0.50%         0.75%        0.00%          0.25%
AFIS Master Fund                              0.25%          0.00%         0.25%         0.00%        0.25%          0.00%
Aggregate Rule 12b-1 Fees                     0.60%          0.60%         0.75%         0.75%        0.25%          0.25%

Fees and Expenses of the Funds

     The following table sets forth: (i) the fees and expenses (as a percentage of average net assets) of the Series I, Series II and Series III shares of each of the Original American Feeder Funds for the fiscal year ended December 31, 2006; and (ii) the pro forma fees and expenses of each such share class assuming that the Amended 12b-1 Plan had been in effect for that fiscal year and that each Fund had invested in Class 1 shares rather than Class 2 shares of its corresponding master fund during that fiscal year. The fees and expenses shown in the table reflect the aggregate fees and expenses of each Original American Feeder Fund and its corresponding master fund. The fee table and the expenses shown in the Examples below do not reflect the fees and expenses of any variable insurance contract that may use JHT as its underlying investment medium. If such fees and expenses had been reflected, expenses shown below would be higher.

                            Annual Portfolio Expenses

                                    Current Fees and Expenses                Proposed New Fees and Expenses
Original American Feeder   Management   12b-1     Other      Total      Manage-     12b-1   Other       Total
Fund                       Fees (1)     Fees (2)  Expenses   Annual     ment Fees   Fees    Expenses    Annual
                                                  (3)        Expenses   (1)         (2)     (3)         Expenses
American Bond Trust
         --Series I        0.41%        0.60%     0.04%      1.05%      0.41%       0.60%   0.04%       1.05%
         --Series II       0.41%        0.75%     0.04%      1.20%      0.41%       0.75%   0.04%       1.20%
         --Series III (4)  0.41%        0.25%     0.04%      0.70%      0.41%       0.25%   0.04%       0.70%
American Blue Chip
Income and Growth Trust
         --Series I        0.42%        0.60%     0.05%      1.07%      0.42%       0.60%   0.05%       1.07%
         --Series II       0.42%        0.75%     0.05%      1.22%      0.42%       0.75%   0.05%       1.22%
         --Series III (4)  0.42%        0.25%     0.05%      0.72%      0.42%       0.25%   0.05%       0.72%
American Growth-Income
Trust
         --Series I        0.27%        0.60%     0.04%      0.91%      0.27%       0.60%   0.04%       0.91%
         --Series II       0.27%        0.75%     0.04%      1.06%      0.27%       0.75%   0.04%       1.06%
         --Series III (4)  0.27%        0.25%^    0.04%      0.56%      0.27%       0.25%^  0.04%       0.56%
American Growth Trust
         --Series I        0.32%        0.60%     0.05%      0.97%      0.32%       0.60%   0.05%       0.97%
         --Series II       0.32%        0.75%     0.05%      1.12%      0.32%       0.75%   0.05%       1.12%
         --Series III (4)  0.32%        0.25%     0.05%      0.62%      0.32%       0.25%   0.05%       0.62%
American International
Trust
         --Series I        0.50%        0.60%     0.08%      1.18%      0.50%       0.60%   0.08%       1.18%
         --Series II       0.50%        0.75%     0.08%      1.33%      0.50%       0.75%   0.08%       1.33%
         --Series III (4)  0.50%        0.25%     0.08%      0.83%      0.50%       0.25%   0.08%       0.83%

________________
(1) The Original American Feeder Funds are not subject to a management fee. The management fee is assessed against the master fund.
(2) The figures shown in these columns are the aggregate of the Rule 12b-1 fees imposed by both the Original American Feeder Fund and its corresponding master fund.
(3) The figures shown in these columns are the aggregate of the Other Expenses of both the Original American Feeder Fund and its corresponding master fund.
(4) Series III shares for each of the Original American Feeder Funds were approved by the Board on March 23, 2007. Series III expenses are based on estimates for the current fiscal year.

Examples: The following examples are intended to help shareholders compare the costs of investing in the Series I, Series II and Series III shares of the Original American Feeder Funds under the current and the Amended 12b-1 Plan. The examples assume that a shareholder invests $10,000 in the particular class of shares for the time periods indicated and redeems all of the shares at the end of those periods. The examples also assume that a shareholder's investment has a 5% return each year and that each Fund's total annual expenses remain the same as those set forth in the expense table above. The examples should not be considered a representation of future expenses.

                                       Current Fees and Expenses                Proposed New Fees and Expenses
Original American
Feeder Fund                     1 Year     3 Years    5 Years   10 Years   1 Year     3 Years    5 Years   10 Years
American Bond Trust
         --Series I           $    107    $    334   $    579  $   1,283  $   107    $    334   $    579  $   1,283
         --Series II               122         381        660      1,455      122         381        660      1,455
         --Series III               72         224        390        871       72         224        390        871
American Blue Chip Income
and Growth Trust
         --Series I           $    109    $    340   $    590  $   1,306  $   109    $    340   $    590  $   1,306

         --Series II               124         387        670      1,477      124         387        670      1,477
         --Series III               74         230        401        894       74         230        401        894
American Growth-Income Trust
         --Series I           $     93    $    290   $    504  $     1,120 $   93    $    290   $    504   $  1,120
         --Series II               108         337        585        1,294    108         337        585      1,294
         --Series III               57         179        313          701     57         179        313        701
American Growth Trust
         --Series I           $     99    $    309   $    536  $     1,190 $   99    $    309   $    536   $    1,190
         --Series II               114         356        617        1,363    114         356        617        1,363
         --Series III               63         199        346          774     63         199        346          774
American International Trust
         --Series I           $    120    $    375   $    649  $     1,432 $  120    $    375   $    649   $    1,432
         --Series II               135         421        729        1,601    135         421        729        1,601
         --Series III               85         265        460        1,025     85         265        460        1,025

Information Regarding the Current 12b-1 Plans

     The current 12b-1 Plan for each of the Series I and Series II shares of each Original American Feeder Fund was adopted by the Board on April 3, 2003 and amended on December 13, 2004, and the current 12b-1 Plan for the Series III shares of each Original American Feeder Fund was adopted by the Board on March 23, 2007. Each of the current 12b-1 Plans was re-approved by the Board on June 8, 2007.

     For the fiscal year ended December 31, 2006, the aggregate Rule 12b-1 fees for the Series I and Series II shares of each Original American Feeder Fund and its corresponding master fund are set forth below. As stated above, such aggregate fees would have been the same if the Amended 12b-1 Plan had been in effect for that fiscal year. No information is shown for Series III shares of the Original American Feeder Funds because the current 12b-1 Plan for that share class became effective after the end of JHT's last fiscal year.

                                                    Dollar Amount of    Percentage of Average
Original American Feeder Fund                        Rule 12b-1 Fees         Net Assets
-----------------------------                       ----------------    ---------------------
American Bond Trust
     Series I                                                 $2,642            0.60%
     Series II                                            $1,736,795            0.75%
American Blue Chip Income and Growth Trust
     Series I                                                $36,562            0.60%
     Series II                                              $953,635            0.75%
American Growth-Income Trust
     Series I                                                $56,258            0.60%
     Series II                                            $5,230,937            0.75%
American Growth Trust
     Series I                                               $251,597            0.60%
     Series II                                            $6,544,854           0.750%
American International Trust
     Series I                                               $187,188            0.60%
     Series II                                            $3,922,835            0.75%

Description of the Amended 12b-1 Plan

     The description below of the Amended 12b-1 Plan is qualified in its entirety by reference to the form of the Amended 12b-1 Plan which is included as Appendix K to this Proxy Statement. The terms of the Amended 12b-1 Plan and the current 12b-1 Plan differ only with respect to the proposed increase in 12b-1 fee rates under the Amended 12b-1 Plan as described above.

     To the extent consistent with applicable laws, regulations and rules, the Distributor may use the Rule 12b-1 fee of each class of shares to pay (i) expenses relating to the distribution of shares of such class; (ii) expenses relating to shareholder or administrative services for shareholders or contract owners whose variable contracts have invested in such shares; and (iii) "service fees" that come within Rule 2830(d)(5) of the Conduct Rules of the Financial Industry Regulatory Authority ("FINRA") (formerly, the National Association of Securities Dealers) (i.e., payments "for personal service and/or the maintenance of shareholder accounts"). Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fee of a class of shares of an Original
American Feeder Fund to one or more affiliated or unaffiliated insurance companies that have issued variable contracts for which the Original American Feeder Fund serves as an underlying investment vehicle as compensation for providing some or all of the services identified in the preceding sentence. In this connection, the distribution agreement between JHT and the Distributor (the "Distribution Agreement") authorizes the Distributor to enter into participation agreements regarding the sale of shares of JHT with such insurance companies or with their affiliated broker-dealers.

     The Amended 12b-1 Plan contains a provision authorizing for purposes of Rule 12b-1 any payments in addition to Rule 12b-1 fees which an Original American Feeder Fund makes to the Distributor or any of its affiliates, including payments of advisory fees, which might be deemed to be an indirect financing of distribution expenses. This provision is known as a "defensive 12b-1 plan." It does not authorize an Original American Feeder Fund to make additional payments for distribution expenses directly out of its assets. Rather, it is intended to provide assurance that the Adviser may use its own resources, including advisory fee profits, to pay distribution-related expenses of an Original American Feeder Fund without such payments being deemed an "indirect" financing of distribution-related activities prohibited by Rule 12b-1 unless authorized by a written 12b-1 Plan. The SEC has not objected to the use of defensive 12b-1 plans but has taken the position that they are unnecessary in that an investment adviser's use of its legitimate advisory fee profits to pay for fund distribution is not an indirect use of fund assets for distribution.

     Consistent with the requirements of Rule 12b-1 and with respect to the Amended 12b-1 Plan for each class of shares of the Original American Feeder
Funds: (i) the Amended 12b-1 Plan must be approved by a Majority of the Outstanding Voting Securities of the class; (ii) the Amended 12b-1 Plan must be approved by a vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting thereon;
(iii) the Amended 12b-1 Plan provides, in substance, (a) that it will continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually in the manner described in (ii) above,
(b) that any person authorized to direct the disposition of monies paid or payable by an Original American Feeder Fund under an Amended 12b-1 Plan shall provide to the Board for review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made, (c) that the Amended 12b-1 Plan may be terminated at any time by vote of a majority of the Independent Trustees, and (d) that the Distribution Agreement may be terminated without penalty at any time by vote of a majority of the Independent Trustees or by vote of a Majority of the Outstanding Voting Securities of such class on not more than 60 days' written notice and will terminate in the event of its assignment; (iv) the Amended 12b-1 Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval, and all material amendments to the Amended 12b-1 Plan must be approved by the Independent Trustees; (v) the selection and nomination of the Independent Trustees is committed to such Trustees; and (vi) in implementing or continuing the Amended 12b-1 Plan, the Trustees who vote to approve such implementation or continuation must conclude that there is a reasonable likelihood that the Amended 12b-1 Plan will benefit the class of shares and its holders, including contract owners whose contract values are determined by investment in such class of shares.

Evaluation by the Board of Trustees

     In evaluating the Amended 12b-1 Plan at its September 27-28, 2007 meeting, the Board, including all the Independent Trustees, was furnished with a legal memorandum explaining the requirements of and the Board's duties under Rule 12b-1 and considered numerous factors as well as information and materials furnished by the Adviser and the Distributor relating to the impact that adoption of the Amended 12b-1 Plan would have on each of the Original American Feeder Funds, their shareholders and participating contract owners.

     The Trustees were advised that the Amended 12b-1 Plan was intended to accommodate AFIS' request that the Original American Feeder Funds invest in Class 1 rather than Class 2 shares of the master funds and would conform the 12b-1 fee structures of the Original American Feeder Funds and the New Funds while maintaining aggregate 12b-1 fees at a level necessary to preserve the Original American Feeder Funds' competitive position in the marketplace. The Trustees determined that adopting the Amended 12b-1 Plan for each share class of the Original American Feeder Funds in conjunction with having the Original American Feeder Funds invest in the Class 1 shares of their corresponding master funds which have no Rule 12b-1 fee would not result in any increase in the aggregate Rule 12b-1 fees payable by the Original American Feeder Funds and would be revenue neutral as to the Distributor and its affiliates. The Trustees also noted that there would be no other changes to the Funds' current Rule 12b-1 Plans.

     Based on their evaluation, the Trustees, including all the Independent Trustees, determined that adopting the Amended 12b-1 Plan would be in the best interests of the Original American Feeder Funds and their shareholders and participating contract owners and that there is a reasonable likelihood that the Amended 12b-1 Plan for each class of shares of each of the Original American Feeder Funds will benefit each such Fund and its shareholders and participating contract owners.

Required Vote

     Approval of the Amended 12b-1 Plan for each class of shares of each of the Original American Feeder Funds requires the affirmative vote of a Majority of the Outstanding Voting Securities of each class, voting separately.

     The Amended 12b-1 Plan for each class of shares of an Original American Feeder Fund will not be implemented, and the Fund will not switch to investing in Class 1 shares of the master fund, unless and until all classes of shares of the Original American Feeder Fund approve the Amended 12b-1 Plan. If the shareholders of a class do not approve the Amended 12b-1 Plan for that class, the Board will consider what, if any, course of action should be taken. Although the Board has made no determination regarding this contingency, it is possible that the Board would determine to re-solicit the shareholders of such class to approve the Amended 12b-1 Plan.

     The Board, including all the Independent Trustees, recommends that holders of Series I, Series II and Series III shares of each Original American Feeder Fund vote "FOR" Proposal 4.


                                   PROPOSAL 5

                        APPROVAL OF AMENDED AND RESTATED
                       FUNDAMENTAL INVESTMENT RESTRICTIONS

                                  Introduction

     JHT has adopted investment policies for each of the Funds. Investment policies that can only be changed by a vote of shareholders are considered "fundamental." The 1940 Act requires that certain policies, including those dealing with industry concentration, diversification, borrowing money, underwriting securities of other issuers, purchasing or selling real estate or commodities, making loans and the issuance of senior securities be fundamental. The Board may elect to designate other policies as fundamental. All of JHT's fundamental policies are referred to as investment restrictions.

     Shareholders of each Fund are being asked to approve amendments amending and restating the fundamental investment restrictions that apply to that Fund. The amendment to each investment restriction is set forth in a separate proposal below (Proposals 5(a) - 5(h)), and the Funds that will vote on each proposal are identified under the caption for that proposal. For each proposal, the term "Funds" refers to the Funds voting on the particular proposal.

     The Adviser has reviewed each of the current investment restrictions and has recommended to the Board that they be amended and restated. The primary purpose of the proposed amendments is to conform and standardize the investment restrictions that apply and are expected to apply to the Funds of JHT and other funds in the John Hancock Fund Complex. Standardizing the investment restrictions among the funds of the Fund Complex is expected to facilitate more effective management of the funds by the Adviser and the subadvisers, enhance monitoring compliance with applicable restrictions and eliminate conflicts among comparable restrictions resulting from minor variations in their terms. In addition, to reflect changes over time in industry practices and regulatory requirements, the proposed amendments are intended to update those fundamental restrictions that are more restrictive than are required under the federal securities laws or that are no longer required. The proposed amendments are also intended to simplify JHT's fundamental restrictions and to incorporate maximum flexibility that will permit the investment restrictions to accommodate future regulatory changes without the need for further shareholder action.

     The proposed amendments are not expected to have any material effect on the manner in which any Fund is managed or on its current principal investment objective. Certain of the proposed changes may result in an increase in the level of investment risk associated with an investment in the Funds. Such increased investment risk, if any, is discussed below under the relevant proposal.

     The Board has concluded that the proposed amendments to the investment restrictions are appropriate and will benefit the Funds and their shareholders. The Board unanimously recommends that shareholders of each Fund approve the proposed amendments applicable to that Fund.

     If approved by shareholders of a Fund, each amended investment restriction will become effective as to that Fund when JHT's prospectus and/or statement of additional information are revised or supplemented to reflect the amendment. If a proposed amendment is not approved by shareholders of a Fund, JHT's current investment restriction will remain in effect as to that Fund.

     Required Vote. Shareholders of each Fund will vote separately on each proposed amendment that applies to that Fund. As to any Fund, approval of each of Proposals 3(a) - 3(h) will require the affirmative vote of a Majority of the Outstanding Voting Securities of that Fund.


                                  PROPOSAL 5(a)

            AMENDED FUNDAMENTAL RESTRICTION RELATING TO CONCENTRATION

 (All Funds Except the American Feeder Funds, Global Real Estate Trust, Health
  Sciences Trust, Natural Resources Trust, Real Estate Securities Trust, Real
                    Estate Equity Trust and Utilities Trust)

     Under the 1940 Act, a fund's policy regarding concentration of investments in the securities of companies in any particular industry must be fundamental. The staff of the SEC takes the position that any fund that invests more than 25% of its total assets in a particular industry (excluding the U.S. government, its agencies or instrumentalities) is deemed to be "concentrated" in that industry.

     JHT's current investment restriction relating to concentration states that each Fund will not:

          Invest more than 25% of the value of its total assets in securities of issuers having their principal activities in any particular industry, excluding U.S. Government securities and obligations of domestic branches of U.S. banks and savings and loan associations, except that this restriction shall not apply to Health Sciences Trust, Real Estate Securities Trust, Utilities Trust, Natural Resources Trust, Real Estate Equity Trust and Global Real Estate Trust. (JHT has determined to forego the exclusion from the above policy of obligations of domestic branches of U.S. savings and loan associations and to limit the exclusion of obligations of domestic branches of U.S. banks to the Money Market Trust and Money Market Trust B.)

          The Natural Resources Trust will concentrate it assets in securities of issuers in natural resource-related companies worldwide.

          For purposes of this restriction, neither telecommunication companies, finance companies nor utility companies as a group are considered to be a single industry. Such companies will be grouped instead according to their services; for example, gas, electric and telephone utilities will each be considered a separate industry. Also for purposes of this restriction, foreign government issuers and supranational issuers are not considered members of any industry.

          For purposes of the concentration policy, the Lifestyle Trusts, the Absolute Return Trust, Index Allocation Trust, Franklin Templeton Founding Allocation Trust and any other fund of funds will look through to the portfolio holdings of the underlying funds in which they invest and will aggregate the holdings of the underlying funds to determine concentration in a particular industry in accordance with the above policy. For purposes of this policy only those underlying funds that are part of the John Hancock family of funds will be aggregated; the Lifestyle Trusts, Absolute Return Trust, the Index Allocation Trust, the Franklin Templeton Founding Allocation Trust and any other fund-of-funds will not aggregate underlying fund holdings, if any, in non-John Hancock funds.

     Under the proposed amendment, the restriction with respect to concentration will provide as follows:

          Each Fund may not concentrate, as that term is used in the 1940 Act, its investments in a particular industry in violation of the requirements of the 1940 Act, as amended, and as interpreted or modified by the Securities and Exchange Commission from time to time.

     The proposed amendment will not affect the concentration policies of the following Funds that are excluded by name from the current investment restriction and are not voting with respect to the proposed amendment: the Global Real Estate Trust, Health Sciences Trust, Natural Resources Trust, Real Estate Securities Trust, Real Estate Equity Trust and Utilities Trust.

     Discussion of Proposed Amendment. The proposed amendment permits investment in an industry up to the most recently prescribed limits under the 1940 Act and related regulatory interpretations. In addition, the proposed amendment is expected to reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restriction with respect to concentration. Each Fund currently has, and will continue to have, a fundamental investment restriction that prohibits the Fund from concentrating its investments in any one industry. As noted, the 1940 Act does not define what constitutes "concentration" in an industry, but the SEC has taken the position that investment of 25% or more of a Fund's total assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities) constitutes concentration. The Funds' proposed fundamental restriction is consistent with this interpretation.

     The  Board,  including  all  the  Independent  Trustees,   recommends  that
shareholders of each Fund vote "FOR" Proposal 5(a).


                                  PROPOSAL 5(b)

           AMENDED FUNDAMENTAL RESTRICTION RELATING TO DIVERSIFICATION

 (All Funds Except the American Feeder Funds, Core Equity Trust, Dynamic Growth Trust, Financial Services Trust, Global Bond Trust, Global Real Estate Trust,
Growth Opportunities Trust, Growth Trust, Health Sciences Trust, Intrinsic Value
 Trust, Natural Resources Trust, Real Estate Securities Trust, Real Return Bond Trust, Utilities Trust, U.S. Global Leaders Trust and U.S. Multi Sector Trust)

     Section 5(b)(1) of the 1940 Act sets forth the requirements that must be met for an open-end investment company to be diversified. Section 13(a)(1) of the 1940 Act provides that an investment company may not change its classification from diversified to non-diversified unless authorized by the vote of a majority of its outstanding voting securities.

     A diversified fund is limited as to the amount it may invest in any single issuer. Specifically, with respect to 75% of its total assets, a diversified fund currently may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. In addition, with respect to 75% of its total assets, a diversified fund may not hold more than 10% of the outstanding voting securities of any one issuer. Under the 1940 Act, these restrictions do not apply to U.S. government securities, securities of other investment companies, cash and cash items.

     JHT's current investment restriction relating to diversification states that each Fund will not:

          Purchase the securities of any issuer if the purchase would cause more than 5% of the value of the Fund's total assets to be invested in the securities of any one issuer (excluding U.S. Government securities) or cause more than 10% of the voting securities of the issuer to be held by the Fund, except that up to 25% of the value of each Fund's total assets may be invested without regard to these restrictions. The Core Equity Trust, U.S. Global Leaders Growth Trust, Utilities Trust, Health Sciences Trust, Global Bond Trust, the Dynamic Growth Trust, Real Estate Securities Trust, Natural Resources Trust, Real Return Bond Trust, Financial Services Trust, Growth Trust, Intrinsic Value Trust, U.S. Multi Sector Trust, Growth Opportunities Trust, the Lifestyle Trusts, the Index Allocation Trust, Absolute Return Trust, the Franklin Templeton Founding Allocation Trust and Global Real Estate Trust are not subject to these restrictions.

     Under  the   proposed   amendment,   the   restriction   with   respect  to
diversification will provide as follows:

          Each Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     Discussion of Proposed Amendment. The proposed amendment modifies each Fund's fundamental investment restriction regarding the Fund's classification as a "diversified" fund under the 1940 Act to rely on the definition of the term "diversified" in the 1940 Act rather than stating the relevant limitations expressed under current law. By relying on the definition of the term "diversified," the proposed amendment also clarifies that securities issued by other investment companies are not subject to the fundamental restriction regarding portfolio diversification. In addition, the proposed amendment is expected to reduce administrative burdens by simplifying and making uniform the fundamental investment restriction with respect to diversification.

     The  Board,  including  all  the  Independent  Trustees,   recommends  that
shareholders of each Fund vote "FOR" Proposal 5(b).

                                  PROPOSAL 5(c)

              AMENDED FUNDAMENTAL RESTRICTION RELATING TO BORROWING

                  (All Funds Except the American Feeder Funds)

     Under Section 18(f)(1) of the 1940 Act, a fund may not borrow money, except as expressly permitted by Section 18. Sections 8(b)(1)(B) and 13(a)(2) of the 1940 Act together require that JHT have a fundamental investment restriction addressing borrowing for each of the Funds. Generally, a fund may borrow up to 33 1/3% of its total assets (including the amount borrowed) from banks and may borrow an additional 5% of its total assets for temporary purposes from any other person.

     JHT's current investment restriction relating to borrowing states that each Fund will not:

          Borrow money, except that each Fund may borrow (i) for temporary or emergency purposes (not for leveraging) up to 33 1/3% of the value of the Fund's total assets (including amounts borrowed) less liabilities (other than borrowings) and (ii) in connection with reverse repurchase agreements, mortgage dollar rolls and other similar transactions.

     Under the proposed amendment, the restriction with respect to borrowing will provide as follows:

          Each Fund may not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     Discussion of Proposed Amendment. Under the proposed amendment, a Fund's ability to borrow money is not subject to the limitation included in the current investment restriction that a Fund may borrow only for temporary or emergency purposes (not for leverage). To the extent a Fund borrows money, positive or negative performance by the Fund's investments may be magnified. Therefore, borrowed money creates an opportunity for greater capital gain but at the same time increases exposure to capital risk. In the same manner as the current investment restriction, the proposed borrowing restriction provides the Funds with borrowing flexibility. It permits the Funds to engage in transactions that technically could constitute a borrowing, such as reverse repurchase agreements and mortgage dollar rolls, but which have been permitted by the SEC and its staff, subject to the satisfaction of certain conditions designed to reduce or eliminate the leveraging effects of such transactions. However, under the proposed amendment, a Fund would not have to determine whether a particular transaction is "similar" to a reverse repurchase agreement or mortgage dollar roll. To the extent a Fund uses such flexibility in the future, the Fund may be subject to some additional costs and risks inherent in borrowing, such as reduced total return and increased volatility. The proposed amendment also conforms JHT's investment restriction relating to borrowing to a format that is expected to become standard for the funds in the John Hancock Fund Complex.

     The  Board,  including  all  the  Independent  Trustees,   recommends  that
shareholders of each Fund vote "FOR" Proposal 5(c).

                                  PROPOSAL 5(d)

            AMENDED FUNDAMENTAL RESTRICTION RELATING TO UNDERWRITING

                  (All Funds Except the American Feeder Funds)

     Sections 8(b)(1)(D) and 13(a)(2) of the 1940 Act together require that JHT have a fundamental restriction addressing the underwriting of securities for each of the Funds. Section 12(c) of the 1940 Act prohibits those Funds that are diversified investment companies from making any underwriting commitments in excess of limits set forth in the Section. None of the Funds intends to enter into formal underwriting commitments. Certain Funds may acquire restricted securities (i.e., securities that may be sold only if registered under the Securities Act of 1933 or pursuant to an exemption from registration such as that provided by Rule 144A). These acquisitions, however, are not deemed to be underwriting commitments within the meaning of Section 12(c).

     JHT's current investment restriction relating to underwriting states that each Fund will not:

          Underwrite securities of other issuers except insofar as JHT may be considered an underwriter under the 1933 Act in selling portfolio securities.

     Under the proposed amendment, the restriction with respect to underwriting will provide as follows:

          Each Fund may not engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

     Discussion of Proposed Amendment. The amendment revises the current investment restriction without making any material change and will conform JHT's restriction to a format that is expected to become standard for the funds in the John Hancock Fund Complex.

     The  Board,  including  all  the  Independent  Trustees,   recommends  that
shareholders of each Fund vote "FOR" Proposal 5(d).


                                  PROPOSAL 5(e)

             AMENDED FUNDAMENTAL RESTRICTION RELATING TO REAL ESTATE

                  (All Funds Except the American Feeder Funds)

     Sections 8(b)(1)(F) and 13(a)(2) of the 1940 Act together require JHT to have a fundamental restriction governing the purchasing or sale of real estate for each of the Funds. The 1940 Act does not prohibit an investment company from investing in real estate, either directly or indirectly.

     JHT's current investment restriction relating to real estate states that each Fund will not:

          Purchase or sell real estate, except that each Fund may invest in securities issued by companies which invest in real estate or interests therein and each of the Funds other than the Money Market Trust and Money Market Trust B may invest in mortgages and mortgage-backed securities.

     Under the proposed amendment, the restriction with respect to real estate will provide as follows:

          Each Fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities.

     Discussion of Proposed Amendment. The current restriction permits Funds other than the Money Market Trust and Money Market Trust B to invest directly in securities issued by companies investing in real estate and interests in real estate as well as in mortgages and mortgage-backed securities. The proposed amendment permits these money market funds as well as the other Funds to invest in such securities and defines such securities more broadly. The proposal also permits each Fund to hold and to sell real estate acquired as a result of the Fund's ownership of securities. The amendment will conform JHT's investment restriction with respect to real estate to a format that is expected to become standard for the funds in the John Hancock Funds Complex.

     The  Board,  including  all  the  Independent  Trustees,   recommends  that
shareholders of each Fund vote "FOR" Proposal 5(e).


                                  PROPOSAL 5(f)

             AMENDED FUNDAMENTAL RESTRICTION RELATING TO COMMODITIES

                  (All Funds Except the American Feeder Funds)

     Sections 8(b)(1)(F) and 13(a)(2) of the 1940 Act together require that JHT have a fundamental restriction dealing with the purchase or sale of commodities for each of the Funds. Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, may, under certain circumstances, also be considered to be commodities. Mutual funds typically invest in futures contracts and related options on these and other types of commodity contracts for hedging purposes, to implement tax or cash management strategies, or to enhance returns.

     JHT's current investment restriction relating to commodities states that each Fund will not:

          Purchase or sell commodities or commodity contracts, except that each Fund other than the Money Market Trust and Money Market Trust B may purchase and sell futures contracts on financial instruments and indices and options on such futures contracts and each Fund other than the Money Market Trust, Money Market Trust B and U.S. Government Securities Trust may purchase and sell futures contracts on foreign currencies and options on such futures contracts. The Absolute Return Trust, Small Cap Intrinsic Value Trust, Franklin Templeton Founding Allocation Trust, Income Trust, Mutual Shares Trust, Mid Cap Intersection Trust and the Emerging Markets Value Trust may also without limitation purchase and sell futures contracts, options on futures contracts, and options linked to commodities of all types, including physical commodities, and may enter into swap contracts and any other commodity-linked derivative instruments including those linked to physical commodities. Additionally, the Absolute Return Trust, Small Cap Intrinsic Value Trust, Franklin Templeton Founding Allocation Trust, Income Trust, Mutual Shares Trust, Mid Cap Intersection Trust and the Emerging Markets Value Trust indirectly may invest in commodities, including physical commodities, by investing in other investment companies and/or other investment vehicles that invest entirely or substantially in commodities and/or commodity-linked investments.

     Under the proposed amendment, the restriction with respect to commodities will provide as follows:

          Each Fund may not purchase or sell commodities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     Discussion of Proposed Amendment. The present restriction does not permit the Funds to purchase physical commodities. Under the proposed amendment, each Fund would be permitted to purchase or sell commodities as permitted by the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction. Currently, the 1940 Act does not prohibit investments in physical commodities or contracts related to physical commodities. As a result, if this proposal is approved by shareholders of a Fund, the Fund would have the flexibility to invest in physical commodities and contracts related to physical commodities to the extent the Adviser and the Board determine such investments could assist the Fund in achieving its investment objective and are consistent with the best interests of the Fund's shareholders.

     If a Fund were to invest in a physical commodity or a contract related to a physical commodity, it would be subject to the additional risks of such an investment. These may include price volatility, relative illiquidity and market speculation by other investors in such commodity or related contracts. The proposed amendment also permits the Funds to invest in securities, derivatives and other instruments backed by or linked to commodities of all types including physical commodities, other investment companies and other investment vehicles that invest in commodities or commodity linked investments. Thus, the Funds would have additional flexibility to invest in all types of financial instruments that are considered to be commodities. In addition, the proposed amendment is intended to reduce administrative burdens by simplifying and making uniform the investment restriction with respect to commodities that applies to the Funds.

     The  Board,  including  all  the  Independent  Trustees,   recommends  that
shareholders of each Fund vote "FOR" Proposal 5(f).


                                  PROPOSAL 5(g)

                AMENDED FUNDAMENTAL RESTRICTION RELATING TO LOANS

                  (All Funds Except the American Feeder Funds)

     Sections 8(b)(1)(G) and 13(a)(2) of the 1940 Act together require that JHT have a fundamental restriction governing the making of loans to other persons for each of the Funds. In addition to a loan of cash, a loan may include certain transactions and investment-related practices under certain circumstances (e.g., lending portfolio securities, purchasing certain debt instruments and entering into repurchase agreements).

     JHT's current investment restriction relating to loans states that each Fund will not:

          Lend money to other persons, except by the purchase of obligations in which the Fund is authorized to invest and by entering into repurchase agreements. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve the lending of money.

          Lend securities in excess of 33 1/3% of the value of its total assets. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities.

     Under the proposed amendment, the restriction with respect to loans will provide as follows:

          Each Fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     Discussion of Proposed Amendment. The proposed amendment would allow each Fund to lend money and other assets - thus becoming a creditor - to the full extent permitted under the 1940 Act. Thus, the Funds would continue to be able to engage in the types of transactions presently permitted by the current restrictions such as securities loans and repurchase agreements. The proposed amendment also clarifies that the Funds may engage in other activities that could be deemed to be lending, such as the acquisition of loans, loan participations and other forms of debt instruments. Loans and debt instruments involve the risk that the party responsible for repaying a loan or paying the principal and interest on a debt instrument will not meet its obligation. The proposed amendment is also intended to conform JHT's fundamental restriction with respect to loans to a format that is expected to become standard for the funds in the John Hancock Fund Complex.

     The  Board,  including  all  the  Independent  Trustees,   recommends  that
shareholders of each Fund vote "FOR" Proposal 5(g).



                                  PROPOSAL 5(h)

                   AMENDED FUNDAMENTAL RESTRICTION RELATING TO
                                SENIOR SECURITIES

                  (All Funds Except the American Feeder Funds)

     Under Section 18(f)(1) of the 1940 Act, a fund may not issue "senior securities," a term that is defined, generally, to refer to obligations that have a priority over shares of the fund with respect to the distribution of its assets or the payment of dividends. Sections 8(b)(1)(C) and 13(a)(2) of the 1940 Act together require that JHT have a fundamental restriction addressing senior securities for each of the Funds. SEC staff interpretations permit a fund, under certain conditions, to engage in a number of types of transactions that might otherwise be considered to create senior securities, including short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions).

     JHT's current investment restriction relating to senior securities states that:

          JHT may not issue senior securities, except to the extent that the borrowing of money in accordance with [the fundamental restriction with respect to borrowing described under Proposal 5(c)] may constitute the issuance of a senior security. (For purposes of this restriction, purchasing securities on a when-issued, forward commitment or delayed delivery basis and engaging in hedging and other strategic transactions will not be deemed to constitute the issuance of a senior security.)

     Under the proposed amendment, the restriction with respect to senior securities will provide as follows:

          Each Fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     Discussion of Proposed Amendment. The proposed amendment permits the Funds to issue senior securities in accordance with the most recent regulatory requirements, or, provided certain conditions are met, to engage in the types of transactions that have been interpreted by the SEC staff as not constituting the issuance of senior securities. Such transactions include covered reverse repurchase transactions, futures, permitted borrowings, short sales and other strategies. The proposed amendment is also intended to conform JHT's fundamental restriction with respect to senior securities to a format that is expected to become standard for the funds in the John Hancock Fund Complex.

     The  Board,  including  all  the  Independent  Trustees,   recommends  that
shareholders of each Fund vote "FOR" Proposal 5(h).


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The firm of PricewaterhouseCoopers LLP ("PwC"), 125 High Street, Boston, Massachusetts 02110, has been selected as the independent registered public accounting firm for JHT for the fiscal year ending December 31, 2007 and has served as such for the last two fiscal years. The independent registered public accounting firm examines annual financial statements for JHT, reviews regulatory filings that include those financial statements and provides other audit-related, non-audit, and tax-related services to JHT. Representatives of PwC are not expected to be present at the Meeting but have been given the opportunity to make a statement, if they so desire, and will be available should any matter arise requiring their participation.

     Audit Fees. These fees relate to professional services rendered by PwC for the audits of JHT's annual financial statements or services normally provided by the accounting firm in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of JHT, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC. During the last two fiscal years, PwC has billed the following amounts for such professional services:

     December 31, 2006 -- $1,605,439
     December 31, 2005 -- $1,206,882

     Audit-Related Fees. These fees relate to professional services rendered by PwC for separate audit reports in connection with Rule 17f-2 (under the 1940
Act) security counts and fund merger audit services. During the last two fiscal years, PwC has billed the following amounts for such professional services:

     December 31, 2006 -- $37,500
     December 31, 2005 -- $52,575

     Tax Fees. These fees relate to professional services rendered by PwC for tax compliance, tax advice and tax planning. The tax services provided by PwC related to the review of JHT's federal and state income tax returns, excise tax calculations and returns and a review of JHT's calculations of capital gain and income distributions. During the last two fiscal years, PwC has billed the following amounts for such professional services:

     December 31, 2006 -- $257,681
     December 31, 2005 -- $170,543

     All Other Fees. These fees relate to products and services provided by PwC other than those reported above under "Audit Fees," "Audit-Related Fees" and "Tax Fees" above. During the last two fiscal years, there were no "other fees" billed by PwC.

     The SEC's auditor independence rules require the Audit Committee of the Board to pre-approve: (a) all audit and permissible non-audit services provided by JHT's independent registered public accountants directly to JHT; and (b) those permissible non-audit services provided by JHT's independent registered public accounting firm to the Adviser (not including any subadviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to JHT (the "Affiliated Service Providers"), if the services relate directly to the operations and financial reporting of JHT. The Audit Committee has adopted policies and procedures regarding the pre-approval of audit and non-audit
services  by  the  Trust's   independent   registered   public  accounting  firm
("Auditor"). The procedures are designed to assure that these services do not impair the Auditor's independence. The procedures also require the Audit Committee to pre-approve non-audit services provided by the Auditor to Manulife Financial Corporation (or any subsidiary thereof) where such services provided have a direct impact on the operations or financial reporting of JHT, as further assurance that such services do not impair the Auditor's independence. The procedures follow two different approaches to pre-approving services: (1) proposed services may be pre-approved ("general pre-approval"); or (2) proposed services will require specific pre-approval ("specific pre-approval"). Unless a type of service provided by the Auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. The procedures describe the audit, audit-related, tax and all other services that have been pre-approved by the Audit Committee. The Audit Committee annually reviews these services and the amount of fees for each such service that have been pre-approved. The Audit Committee may delegate pre-approval authority to its chairperson or any other member or members. The procedures identify as prohibited services those services which, if performed by the Auditor, would result in the Auditor losing its independence.

     During the last two fiscal years, PwC billed no fees that the Audit Committee was required to pre-approve pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     The Audit Committee has considered whether the provision of non-audit services that were rendered to Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the Auditor's independence. The aggregate non-audit fees billed by PwC for services rendered to JHT and Affiliated Service Providers for each of the last two fiscal years were:

     December 31, 2006 -- $1,832,000
     December 31, 2005 -- $300,300


                                  OTHER MATTERS

     The Board does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

     JHT is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of JHT must be received by JHT a reasonable time before JHT's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

                        BY ORDER OF THE BOARD OF TRUSTEES

November 23, 2007
Boston, Massachusetts

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD(S) IN THE ENCLOSED ENVELOPE.

                                   APPENDICES





                               PROXY STATEMENT OF
                               JOHN HANCOCK TRUST


                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY 8, 2008



                                November 23, 2007



Appendix A  Outstanding Shares and Share Ownership
Appendix B  Procedures for the Selection of Independent Trustees
Appendix C  Declaration of Trust
Appendix D  Form of LLC Agreement
Appendix E  Comparison of Massachusetts and Delaware Governing Instruments and
            State Laws
Appendix F  Form of Plan of Conversion
Appendix G Advisory Agreement Marked to Show Changes from Proposal 3 Amendments Appendix H Additional Information About the Adviser and the Advisory Agreement Appendix I Advisory Fee Schedules and Comparable Funds Managed by the Adviser Appendix J Form of Service Agreement
Appendix K  Forms of Rule 12b-1 Plans for Series I, Series II and Series III
            shares of the Original American Feeder Funds

                                                                      APPENDIX A


                     OUTSTANDING SHARES AND SHARE OWNERSHIP

     As of the Record Date, the number of votes eligible to be cast at the Meeting with respect to the Series I, Series II, Series III and NAV shares (as applicable) of each Fund, and the percentage ownership thereof by JHLICO
(U.S.A.), JHLICO New York, JHLICO, JHVLICO and collectively by the Lifestyle Trusts, the Index Allocation Trust and the Franklin Templeton Founding Allocation Trust (the "Funds of Funds") are set forth below:

---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
                                             Percentage    Percentage   Percentage   Percentage   Percentage of
                       Share        Number    of Shares     of Shares    of Shares    of Shares    Shares held
Fund                   Class         of       held by       held by      held by      held by     by Funds of
                                  Eligible     JHLICO      JHLICO New    JHLICO       JHVLICO        Funds*
                                    Votes      U.S.A.         York
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
500 Index Trust        NAV
                       Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
500 Index Trust B      NAV
                       Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Absolute Return Trust  NAV
                       Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Active Bond Trust      NAV
                       Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
All Cap Core Trust     NAV
                       Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
All Cap Growth Trust   NAV
                       Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
All Cap Value Trust    NAV
                       Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
American Asset         NAV
Allocation Trust       Series I
                       Series II
                       Series III
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
American Blue Chip     NAV
Income And Growth      Series I
Trust                  Series II
                       Series III
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
American Bond Trust    NAV
                       Series I
                       Series II
                       Series III
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
American Global        NAV
Growth Trust           Series I
                       Series II
                       Series III
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
American Global        NAV
Small Capitalization   Series I
Trust                  Series II
                       Series III
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------

---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
                                             Percentage    Percentage   Percentage   Percentage   Percentage of
                       Share        Number    of Shares     of Shares    of Shares    of Shares    Shares held
Fund                   Class         of       held by       held by      held by      held by     by Funds of
                                  Eligible     JHLICO      JHLICO New    JHLICO       JHVLICO        Funds*
                                    Votes      U.S.A.         York
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
American Growth Trust  NAV
                       Series I
                       Series II
                       Series III
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
American               NAV
Growth-Income Trust    Series I
                       Series II
                       Series III
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
American High-Income   NAV
Bond Trust             Series I
                       Series II
                       Series III
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
American               NAV
International Trust    Series I
                       Series III
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
American New World     NAV
Trust                  Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Blue Chip Growth       NAV
Trust                  Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Bond Index Trust A     NAV
                       Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Bond Index Trust B     NAV
                       Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Capital Appreciation   NAV
Trust                  Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Classic Value Trust    NAV
                       Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Core Bond Trust        NAV
                       Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Core Equity Trust      NAV
                       Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Dynamic Growth Trust   NAV
                       Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Emerging Growth Trust  NAV
                       Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Emerging Markets       NAV
Value Trust            Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Emerging Small         NAV
Company Trust          Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------

---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
                                             Percentage    Percentage   Percentage   Percentage   Percentage of
                       Share        Number    of Shares     of Shares    of Shares    of Shares    Shares held
Fund                   Class         of       held by       held by      held by      held by     by Funds of
                                  Eligible     JHLICO      JHLICO New    JHLICO       JHVLICO        Funds*
                                    Votes      U.S.A.         York
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Equity-Income Trust    NAV
                       Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Financial Services     NAV
Trust                  Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Franklin Templeton     NAV
Founding Allocation    Series I
Trust                  Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Fundamental Value      NAV
Trust                  Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Global Allocation      NAV
Trust                  Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Global Bond Trust      NAV
                       Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Global Real Estate     NAV
Trust                  Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Global Trust           NAV
                       Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Growth Trust           NAV
                       Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Growth & Income        NAV
Trust                  Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Growth Opportunities   NAV
Trust                  Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Health Sciences Trust  NAV
                       Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
High Income Trust      NAV
                       Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
High Yield Trust       NAV
                       Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Income Trust           NAV
                       Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------

---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
                                             Percentage    Percentage   Percentage   Percentage   Percentage of
                       Share        Number    of Shares     of Shares    of Shares    of Shares    Shares held
Fund                   Class         of       held by       held by      held by      held by     by Funds of
                                  Eligible     JHLICO      JHLICO New    JHLICO       JHVLICO        Funds*
                                    Votes      U.S.A.         York
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Income & Value Trust   NAV
                       Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Index Allocation       NAV
Trust                  Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
International Core     NAV
Trust                  Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
International Equity   NAV
Index Trust A          Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
International Equity   NAV
Index Trust B          Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
International Growth   NAV
Trust                  Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
International          NAV
Opportunities Trust    Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
International Small    NAV
Cap Trust              Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
International Small    NAV
Company Trust          Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
International Value    NAV
Trust                  Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Intrinsic Value Trust  NAV
                       Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Investment Quality     NAV
Bond Trust             Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Large Cap Trust        NAV
                       Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Large Cap Value Trust  NAV
                       Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Lifestyle Aggressive   NAV
Trust                  Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------

---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
                                             Percentage    Percentage   Percentage   Percentage   Percentage of
                       Share        Number    of Shares     of Shares    of Shares    of Shares    Shares held
Fund                   Class         of       held by       held by      held by      held by     by Funds of
                                  Eligible     JHLICO      JHLICO New    JHLICO       JHVLICO        Funds*
                                    Votes      U.S.A.         York
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Lifestyle Balanced     NAV
Trust                  Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Lifestyle              NAV
Conservative Trust     Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Lifestyle Growth       NAV
Trust                  Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Lifestyle Moderate     NAV
Trust                  Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Managed Trust          NAV
                       Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Mid Cap Index Trust    NAV
                       Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Mid Cap Intersection   NAV
Trust                  Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Mid Cap Stock Trust    NAV
                       Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Mid Cap Value Equity   NAV
Trust                  Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Mid Cap Value Trust    NAV
                       Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Mid Value Trust        NAV
                       Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Money Market Trust     NAV
                       Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Money Market Trust B   NAV
                       Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Mutual Shares Trust    NAV
                       Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Natural Resources      NAV
Trust                  Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------

---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
                                             Percentage    Percentage   Percentage   Percentage   Percentage of
                       Share        Number    of Shares     of Shares    of Shares    of Shares    Shares held
Fund                   Class         of       held by       held by      held by      held by     by Funds of
                                  Eligible     JHLICO      JHLICO New    JHLICO       JHVLICO        Funds*
                                    Votes      U.S.A.         York
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Overseas Equity Trust  NAV
                       Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Pacific Rim Trust      NAV
                       Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Quantitative All Cap   NAV
Trust                  Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Quantitative Mid Cap   NAV
Trust                  Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Quantitative Value     NAV
Trust                  Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Real Estate Equity     NAV
Trust                  Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Real Estate            NAV
Securities Trust       Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Real Return Bond       NAV
Trust                  Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Science & Technology   NAV
Trust                  Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Short-Term Bond Trust  NAV
                       Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Small Cap Trust        NAV
                       Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Small Cap Growth       NAV
Trust                  Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Small Cap Index Trust  NAV
                       Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Small Cap Intrinsic    NAV
Value Trust            Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Small Cap              NAV
Opportunities Trust    Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------

---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
                                             Percentage    Percentage   Percentage   Percentage   Percentage of
                       Share        Number    of Shares     of Shares    of Shares    of Shares    Shares held
Fund                   Class         of       held by       held by      held by      held by     by Funds of
                                  Eligible     JHLICO      JHLICO New    JHLICO       JHVLICO        Funds*
                                    Votes      U.S.A.         York
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Small Cap Value        NAV
Trust                  Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Small Company Trust    NAV
                       Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Small Company Growth   NAV
Trust                  Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Small Company Value    NAV
Trust                  Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Special Value Trust    NAV
                       Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Spectrum Income Trust  NAV
                       Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Strategic Bond Trust   NAV
                       Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Strategic Income       NAV
Trust                  Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Total Return Trust     NAV
                       Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Total Stock Market     NAV
Index Trust            Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
U.S. Core Trust        NAV
                       Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
U.S. Global Leaders    NAV
Growth Trust           Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
U.S. Government        NAV
Securities Trust       Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
U.S. High Yield Bond   NAV
Trust                  Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
U.S. Large Cap Trust   NAV
                       Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------

---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
                                             Percentage    Percentage   Percentage   Percentage   Percentage of
                       Share        Number    of Shares     of Shares    of Shares    of Shares    Shares held
Fund                   Class         of       held by       held by      held by      held by     by Funds of
                                  Eligible     JHLICO      JHLICO New    JHLICO       JHVLICO        Funds*
                                    Votes      U.S.A.         York
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
U.S. Multi Sector      NAV
Trust                  Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Utilities Trust        NAV
                       Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Value Trust            NAV
                       Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Value &                NAV
Restructuring Trust    Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Value Opportunities    NAV
Trust                  Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------
Vista Trust            NAV
                       Series I
                       Series II
---------------------- ---------- ---------- ------------ ------------- ------------ ------------ ---------------

        ___________________________
        *Represents the aggregate percentage ownership of the Lifestyle Trusts, Index Allocation Trust and the Franklin Templeton Founding Allocation Trust.

          As of the Record Date, to the knowledge of JHT, no record owner of one or more variable contracts had voting authority with respect to 5% or more of the outstanding shares of any class of any of the Funds.

          As of the Record Date, the Trustees and officers of the Trust, in the aggregate, beneficially owned or had the right to provide voting instructions for less than 1% of the outstanding shares of any class of any of the Funds.

                                                                      APPENDIX B

                           PROCEDURES OF THE TRUST FOR
                      THE SELECTION OF INDEPENDENT TRUSTEES
                           (As adopted March 23, 2007)

                        Review of Shareholder Nominations

     Shareholder nominations may be submitted to the Secretary of John Hancock Trust (the "Trust") who will then forward the nominations to the Chairman of the Nominating Committee. Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934 in order to be considered by the Nominating Committee. In evaluating a nominee recommended by a shareholder, the Nominating Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder's candidate among the slate of its designated nominees, the candidate's name will be placed on the Trust's proxy card. If the Board determines not to include such candidate among its designated nominees, and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder's candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the Trust's proxy statement.

     As noted in Exhibit A, while the re-nomination of existing Trustees will not be viewed as automatic, the Nominating Committee will generally favor the re-nomination of an existing Trustee rather than a new candidate if the re-nomination is consistent with the "Statement of Policy on Criteria for Selecting Independent Trustees" set forth in Annex A to Exhibit A. Consequently, while the Nominating Committee will consider nominees recommended by shareholders to serve as trustees, the Nominating Committee may only act upon such recommendations if there is a vacancy on the Board, or the Nominating Committee determines that the selection of a new or additional Trustee is in the best interests of the Trust. In the event that a vacancy arises or a change in the Board membership is determined to be advisable, the Nominating Committee will, in addition to any shareholder recommendations, consider candidates identified by other means as discussed in Exhibit A.

                                    Exhibit A

            Procedures for the Selection of New Independent Trustees

(1) The Nominating Committee shall consider recommendations for nominations from a wide variety of sources, including members of the Board, business contacts, the Company's legal counsel, community leaders and members of management. The Nominating Committee may retain a professional search firm or a consultant to assist the Nominating Committee in a search for a qualified candidate.

(2) A biography of each candidate shall be acquired and shall be reviewed by counsel to the Independent Trustees and counsel to the Trust to determine the candidate's eligibility to serve as an Independent Trustee.

(3) The Nominating Committee will select Independent Trustee candidates in accordance with its Statement of Policy on Criteria for Selecting Independent Trustees (attached hereto as Annex A). While the re-nomination of existing
Trustees will not be viewed as automatic, the Nominating Committee will generally favor the re-nomination of an existing Trustee rather than a new candidate if the re-nomination is consistent with the Statement of Policy on Criteria for Selecting Independent Trustees. The Nominating Committee in considering the re-nomination of any existing Trustee will take into account such Trustee's performance on the Board including any Board committee.

(4) The Nominating Committee shall meet to review the materials relating to each eligible candidate and to determine whether one or more of the candidates should be interviewed in person by the Nominating Committee. If the Nominating Committee determines that any candidate should be interviewed, he or she shall be interviewed by at least a majority of the members of the Nominating Committee. After interviewing the Trustee candidate(s), the Nominating Committee shall meet to determine whether to recommend one or more of the candidates to the full Board of Trustees.

                                     Annex A

       Statement of Policy on Criteria for Selecting Independent Trustees

The Nominating Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to) the criteria set forth below. The Nominating Committee may determine that a candidate who does not satisfy these criteria in one or more respects should nevertheless be considered as a nominee if the Nominating Committee finds that the criteria satisfied by the candidate and the candidate's other qualifications demonstrate substantially the same level of fitness to serve as an Independent Trustee.

1. The candidate should have unquestioned personal integrity and such other personal characteristics as a capacity for leadership and the ability to work well with others.

2. The candidate may not be an "interested person" (as defined in the Investment Company Act of 1940) of the Adviser, and should have no material relationship, whether business, professional, familial or other, that would create an appearance of a lack of independence in respect of the Adviser or affiliates.

3. The candidate should be willing and able to commit the time necessary for attendance at meetings and the performance of other duties of an Independent Trustee.

4. The candidate should have business, professional, academic or other experience and qualifications which demonstrate that he or she will make a valuable contribution as an Independent Trustee. In addition, the candidate should have sufficient financial or accounting knowledge to add value to the deliberations of the Independent Trustees.

5. The candidate should have experience on corporate or other institutional bodies having oversight responsibilities.

6. In addition, the Independent Trustees will strive to achieve a group that reflects a diversity of experiences in respect of industries, professions and other experiences, and that is diversified as to gender and race.

It is the intent of the Nominating Committee that at least one Independent Trustee be an "audit committee financial expert" as that term is defined in Item 3 of Form N-CSR.

                                                                      APPENDIX C

                              DECLARATION OF TRUST
                                   (Composite)

     The Agreement and Declaration of Trust of JHT, originally dated September 29, 1988, has been amended from time to time. The Declaration of Trust as set forth below is a composite that includes all amendments to date except those which added new series or Funds to JHT.

                                     * * * *

                               JOHN HANCOCK TRUST

                       AGREEMENT AND DECLARATION OF TRUST

                           [Table of contents omitted]

     AGREEMENT AND DECLARATION OF TRUST, made at Boston, Massachusetts, this 29th day of September, 1988, by the Trustees hereunder and by the holders of shares of beneficial interest to be issued hereunder as hereinafter provided.

                               W I T N E S S E T H

     WHEREAS, this Trust has been formed to carry on the business of an investment company and exercise all powers necessary and appropriate to the conduct of such operations;

     WHEREAS, this Trust is authorized to issue its shares of beneficial interest in separate series, all in accordance with the provisions hereinafter set forth; and

     WHEREAS, the Trustees have agreed to manage all property coming into their hands as trustees of a Massachusetts voluntary association with transferable shares, in accordance with the provisions hereinafter set forth;

     NOW, THEREFORE, the Trustees hereby declare that they will hold all cash, securities and other assets which they may from time to time acquire in any manner as Trustees hereunder IN TRUST to manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of shares of beneficial interest in this Trust or in the separate series of shares created hereunder as hereinafter set forth.

                                    ARTICLE I

                              NAME AND DEFINITIONS

     Section 1.1 Name. This Trust shall be known as "John Hancock Trust," and the Trustees shall conduct the business of the Trust, have all documents executed and sue or be sued under that name or any other name or names as they may from time to time determine.

     Section 1.2 Definitions. Whenever used herein, unless otherwise required by the context or specifically provided:

     (a) The "Trust" refers to the Massachusetts business trust established by this Declaration of Trust, as amended from time to time, inclusive of each and every Series of Shares established and designated hereunder.

     (b) "Trustees" refers to the Trustees of the Trust named herein so long as they shall continue in office and to all other individuals who may from time to time be duly appointed or elected, qualified and serving as Trustees in accordance with the provisions hereof, and reference herein to a Trustee or the Trustees shall refer to each such individual in his or her capacity as a trustee hereunder.

     (c) "Shares" refers to the transferable units of interest into which the beneficial interest in the Trust and each Series of Shares (as the context may require) shall be divided from time to time, and includes (i) fractions of Shares as well as whole Shares and (ii) each separate class of Shares into which each Series of Shares shall be divided from time to time.

     (d) "Series of Shares" refers to series of Shares established and designated under or in accordance with the provisions of Article IV.

     (e) "Shareholder" means a record owner of Shares.

     (f) The "1940 Act" refers to the Investment Company Act of 1940 and the Rules and Regulations thereunder, all as amended from time to time.

     (g) "Declaration of Trust" shall mean this Agreement and Declaration of Trust as amended or restated from time to time.

     (h) "By-Laws" shall mean the By-Laws of the Trust as amended or restated from time to time.

     (i) "Affiliated Person," "Assignment," "Commission," "Interested Person," "Majority Shareholder Vote" (the 67% or 50% requirement of the third sentence of Section 2(a) (42) of the 1940 Act, whichever may be applicable) and "Principal Underwriter" shall have the meanings given them in the 1940 Act.

     (j) "Trust Property" shall mean as of any particular time any and all property, real or personal, tangible or intangible, which at such time is owned or held by or for the account of the Trust or the Trustees.

                                   ARTICLE II

                                PURPOSE OF TRUST

     The purpose of the Trust is to operate as an investment company and to offer Shareholders one or more investment programs primarily in securities, debt instruments and other instruments and rights of a financial character.

                                   ARTICLE III

                                  THE TRUSTEES

     Section 3.1 Number, Designation, Election, Term, etc.

     (a) Initial Trustee. Upon the execution by him of this Declaration of Trust or a counterpart hereof or some other writing in which he accepts such Trusteeship and agrees to the provisions hereof, J. Jacques Deschenes, whose address is 116 Huntington Avenue, Boston, Massachusetts 02116, shall become a Trustee of the Trust.

     (b) Number. The Trustees serving as such, whether named above or hereafter becoming a Trustee, may increase or decrease the number of Trustees to a number other than the number theretofore determined; provided that after the initial meeting of Trustees, the number may not be decreased to less than three. No decrease in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term, but the number of Trustees may be decreased in conjunction with the removal of a Trustee pursuant to subsection
(e) of this Section 3.1.

     (c) Election and Term. The Trustees shall be elected by the Shareholders of the Trust at the first meeting of Shareholders. Each Trustee, whether named above or hereafter becoming a Trustee, shall serve as a Trustee of the Trust during the lifetime of this Trust and until its termination as hereinafter provided except as such Trustee sooner dies, resigns, retires or is removed. The Trustees may elect successor Trustees and may, pursuant to Section 3.1(f) hereof, appoint Trustees to fill vacancies. Trustees need not own Shares.

     (d) Resignation and Retirement. Any Trustee may resign his or her trust or retire as a Trustee, by written instrument signed by him or her and delivered to the other Trustees or to the Chairman, if any, the President or the Secretary of the Trust, and such resignation or retirement shall take effect upon such delivery or upon such later date as is specified in such instrument.

     (e) Removal.  Any Trustee may be removed with or without cause at any time:
(i) by action of two-thirds of the Trustees prior to such removal; or (ii) by vote of Shareholders holding not less than two-thirds of the Shares then outstanding, cast in person or by proxy at any meeting called for the purpose. Any such removal shall be effective as of the date of such action or such later date as may be specified in such action.

     (f) Vacancies. Any vacancy or anticipated vacancy resulting from any reason, including without limitation the death, resignation, retirement or removal of any of the Trustees, or resulting from an increase in the number of Trustees by the other Trustees may be filled by action of a majority of the remaining Trustees through the appointment in writing of such other person as such remaining Trustees in their discretion shall determine. Until a vacancy is filled, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed on the Trustees by this Declaration of Trust. An appointment as Trustee shall be effective upon the written acceptance of the person named therein to serve as a Trustee and agreement by such person to be bound by the provisions of this Declaration of Trust, except that any such appointment in anticipation of a vacancy to occur by reason of retirement, resignation, or increase in number of Trustees to be effective at a later date shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted such appointment and shall have agreed in writing to be bound by this Declaration of Trust and the appointment is effective, the Trust estate shall vest in the new Trustee, together with the continuing Trustees, without any further act or conveyance.

     (g) Effect of Death, Resignation, etc. The death, resignation, retirement, removal, or incapacity of the Trustees, or any one of them, shall not operate to annul or terminate the Trust or to revoke or terminate any existing agency or contract created or entered into pursuant to the terms of this Declaration of Trust. When a Trustee ceases to be a Trustee, his right, title and interest in the assets of the Trust shall automatically cease and vest in the remaining Trustees. Such cessation and vesting shall be effective whether or not conveyancing documents have been executed and delivered, but the individual (or his legal representative) shall execute and deliver such documents as the remaining Trustees shall require for the purpose of recording the conveyance to the remaining Trustees or the Trust of any Trust Property held in the name of that individual.

     (h) No Accounting. Except to the extent required by law or under circumstances which would justify his removal for cause, no person ceasing to be a Trustee as a result of his death, resignation, retirement, removal or incapacity (nor the estate of any such person) shall be required to make an accounting to the Shareholders or remaining Trustees upon such cessation.

     (i) Meetings. Regular meetings of the Trustees may be held without call or notice at a time and place fixed by the By-Laws or by resolution of the Trustees. Special meetings of the Trustees shall be held from time to time upon the call of the Chairman, if any, the President, the Secretary or any two Trustees. Notice of any special meeting shall be mailed or otherwise given as specified in the By-Laws. A quorum for all meetings of the Trustees shall be a majority of the Trustees then in office. Unless provided otherwise in this Declaration of Trust or the By-Laws, any action of the Trustees may be taken at a meeting by vote of a majority of the Trustees present (a quorum being present).

     All or any one or more Trustees may participate in a meeting of the Trustees by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and participation in a meeting pursuant to such communications systems shall constitute presence in person at such meeting.

     Unless provided otherwise in this Declaration of Trust, any action that may be taken at a meeting by the Trustees may be taken without a meeting by written consents of a majority of the Trustees then in office.

     Section 3.2 Powers of Trustees. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility and the purpose of the Trust. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without The Commonwealth of Massachusetts, in any and all states of the United States of America, in the District of Columbia, in any and all foreign countries and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. The Trustees shall not in any way be bound or limited by any present or future law or custom in regard to investments by trustees. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration of Trust, the presumption shall be in favor of a grant of power to the Trustees. The Trustees will not be required to obtain any court order to deal with trust property.

     Without limiting the foregoing, the Trustees may:

     (a) By-Laws. Adopt By-Laws, not inconsistent with this Declaration of Trust, providing for the conduct of the business and affairs of the Trust and may amend and repeal them to the extent that such By-Laws do not reserve that right to the Shareholders;

     (b) Series of Shares. From time to time in accordance with the provisions hereof establish Series of Shares, each such Series of Shares to operate as a separate investment medium; allocate assets, liabilities and expenses of the Trust to a particular Series of Shares or apportion the same among two or more Series of Shares provided that any liabilities or expenses incurred or arising in connection with a particular Series of Shares, as determined by the Trustees, shall be payable solely out of the assets of that Series of Shares;

     (c) Officers, Agents, etc. As they consider appropriate, elect and remove officers and appoint and terminate agents and consultants and hire and terminate employees, any one or more of the foregoing of whom may be a Trustee, and may provide for the compensation of all of the foregoing;

     (d) Committees. Appoint from their own number, and terminate, any one or more committees consisting of two or more Trustees, including without implied limitation an executive committee, which may, when the Trustees are not in session, exercise some or all of the power and authority of the Trustees as the Trustees may determine; notice, quorum, voting and other procedures for each committee shall be as determined by the Trustees or, in the absence of such determination, shall be the same as the procedures that apply to meetings and other proceedings of the Trustees;

     (e) Advisory Boards. Appoint one or more advisory boards for the Trust or for one or more Series of Shares, the members of each of which shall not be Trustees and need not be Shareholders;

     (f) Advice and Custody. Employ one or more advisers, administrators, depositories and custodians and may authorize any depository or custodian to employ domestic and foreign subcustodians or agents and to deposit all or any part of such assets in one or more domestic and foreign systems for the central handling of securities;

     (g) Transfer and Dividend Agents. Retain transfer, dividend, accounting or Shareholder servicing agents or any of the foregoing;

     (h) Distribution. Provide for the distribution of Shares by the Trust through one or more distributors, principal underwriters or otherwise;

     (i) Record Dates. Set record dates or times for the determination of Shareholders or various of them with respect to various matters;

     (j) Compensation. Compensate or provide for the compensation of the Trustees, officers, advisers, administrators, custodians, other agents, consultants and employees of the Trust or the Trustees on such terms as they may deem appropriate;

     (k) Delegation. In general, delegate to any officer of the Trust, to any committee of the Trustees and to any employee, adviser, administrator, distributor, depository, custodian, transfer and dividend disbursing agent, or any other agent or consultant of the Trust such authority, powers, functions and duties as they consider desirable or appropriate for the conduct of the business and affairs of the Trust, including without implied limitation the power and authority to act in the name of the Trust and of the Trustees, to sign documents and to act as attorney-in-fact for the Trustees;

     (l) Investments. Invest and reinvest cash and other property, and hold cash or other property uninvested;

     (m)  Disposition  of  Assets.  Sell,  exchange,   lend,  pledge,  mortgage,
hypothecate, write options on and lease any or all of the assets of the Trust;

     (n) Ownership Powers. Vote or give assent, or exercise any rights of ownership with respect to stock or other securities, including without limitation debt instruments, or other property; and execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or other property as the Trustees shall deem proper;

     (o) Subscription. Exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

     (p) Form of Holding. Hold any security or other property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in the name of the Trustees or of the Trust or of any Series of Shares or in the name of a custodian, subcustodian or other depository or a nominee or nominees or otherwise;

     (q) Reorganization, etc. Consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security of which is or was held in the Trust; consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer; and pay calls or subscriptions with respect to any security held in the Trust;

     (r) Voting Trusts, etc. Join with other holders of any securities in acting through a committee, depository, voting trustee or otherwise, and in that connection deposit any security with, or transfer any security to, any such committee, depository or trustee, and delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and agree to pay, and pay, such portion of the expenses and compensation of such committee, depository or trustee as the Trustees shall deem proper;

     (s) Compromise. Compromise, prosecute, defend, arbitrate or otherwise adjust any claims, actions, suits, proceedings, or demands in favor of or against the Trust or any Series of Shares or any matter in controversy, including but not limited to claims for taxes;

     (t) Partnerships, etc. Enter into joint ventures, general or limited partnerships and any other combinations or associations;

     (u) Borrowing and Security. Borrow funds and mortgage and pledge the assets of the Trust or any part thereof to secure obligations arising in connection with such borrowing;

     (v) Guarantees, etc. Endorse or guarantee the payment of any notes or other obligations of any person; make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof; and mortgage and pledge the Trust Property or any part thereof to secure any of or all such obligations;

     (w) Indemnification. To the extent permitted by law, provide for the indemnification out of the assets of the Trust of any person with whom the Trust has dealings, including any investment adviser, administrator, transfer agent, distributor, principal underwriter and selected dealers to such extent as the Trustees shall determine;

     (x) Insurance. Purchase and pay for entirely out of Trust Property such insurance as they may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, consultants, investment advisers, managers, administrators, distributors, principal underwriters, or independent contractors, or any thereof (or any person connected therewith), of the Trust individually against all claims and liabilities of every nature arising by reason of holding or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person in any such capacity, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability;

     (y) Pensions, etc. Pay pensions for faithful service, as deemed appropriate by the Trustees, and adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust; and

     (z) Minimum Total Investment. Establish, from time to time, a minimum total investment for Shareholders of any Series of Shares, and require redemption of the Shares of any Shareholders whose investment is less than such minimum.

     Section 3.3 Certain Contracts. Notwithstanding any limitations of any present or future law or custom in regard to delegation of powers by trustees generally, the Trustees may, at any time and from time to time and without limiting the generality of their power and authority otherwise set forth herein, enter into one or more contracts with any one or more corporations, trusts, associations, partnerships, limited partnerships, other types of organizations, and individuals, including North American Life Assurance Company and its affiliates ("Contracting Party"), to provide for the performance and assumption of services, duties and responsibilities to, for or on behalf of the Trust, with respect to the entire Trust or any Series of Shares, or on behalf of the Trustees, including but not limited to those set forth in paragraphs (a) to (g) below, as the Trustees may determine appropriate.

     (a) Advisory. Subject to the general supervision of the Trustees and in conformity with the stated policy of the Trustees with respect to the investments of the Trust or of the assets belonging to any Series of Shares, to

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

manage such investments and assets, make investment decisions with respect thereto, furnish statistical and research facilities and services, and to place purchase and sale orders for portfolio transactions relating to such investments and assets. The Trustees may authorize the investment adviser to employ one or more subadvisers, from time to time, to perform such of the acts and services of the investment adviser, and upon such terms and conditions, as may be agreed upon between the investment adviser and subadviser;

     (b) Administration. Subject to the general supervision of the Trustees and in conformity with any policies of the Trustees with respect to the operations of the Trust and each Series of Shares, to supervise all or any part of the operations of the Trust and each Series of Shares, and to provide all or any part of the administrative and clerical personnel, office space and office equipment and services appropriate for the efficient administration and operations of the Trust and each Series of Shares;

     (c) Distribution. To distribute the Shares of the Trust and each Series of Shares, to be principal underwriter of such Shares, and to act as agent of the Trust and each Series of Shares in the sale of Shares and the acceptance or rejection of orders for the purchase of Shares;

     (d) Custodian and Depository. To act as a depository for and to maintain custody of property of the Trust and each Series of Shares and accounting records in connection therewith;

     (e) Transfer and Dividend Disbursing Agency. To maintain records of the ownership of outstanding Shares, the issuance and redemption and the transfer thereof, and to disburse any dividends declared by the Trustees and in accordance with the policies of the Trustees and the instructions of any particular Shareholder to reinvest any such dividends;

     (f)  Shareholder  Servicing.   To  provide  service  with  respect  to  the
relationship of the Trust and its Shareholders, records with respect to Shareholders and their Shares, and similar matters; and

     (g)   Accounting.   To   handle   all  or  any   part  of  the   accounting
responsibilities, whether with respect to the Trust Property, Shareholders or otherwise.

     Section 3.4 Parties to Contracts. The same person may be the Contracting Party for some or all of the services, duties and responsibilities to, for and of the Trust and the Trustees, and the contracts with respect thereto may contain such terms interpretive of or in addition to the delineation of the services, duties and responsibilities provided for, including provisions relating to the standard duty of and the rights to indemnification of the Contracting Party and others, as the Trustees may determine. Nothing herein shall preclude, prevent or limit the Trust or a Contracting Party from entering into subcontractual arrangements relative to any of the matters referred to in Sections 3.3(a) through (g) hereof.

     The fact that:

          (a) any of the Shareholders, Trustees, or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser, principal underwriter or distributor or agent of or for any Contracting Party, or of or for any parent or affiliate of any Contracting Party or that the Contracting Party or any parent or affiliate thereof is a Shareholder or has an interest in the Trust or any Series of Shares, or that

          (b) any Contracting Party may have a contract providing for the rendering of any similar services to one or more other corporations, trusts, associations, partnerships, limited partnerships or other organizations, or have other business or interests, shall not affect the validity of any contract for the performance and assumption of services, duties and responsibilities to, for or of the Trust or any Series of Shares or the Trustees or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust, any Series of Shares or Shareholders, provided that in the case of any relationship or interest referred to in the preceding clause
(a) on the part of any Trustee or officer of the Trust either:

          (c) the material facts as to such relationship or interest have been disclosed to or are known by the Trustees not having any such relationship or interest and the contract involved is approved in good faith by a majority of such Trustees not having any such relationship or interest (even though such unrelated or disinterested Trustees are less than a quorum of all the Trustees),

          (d) the material facts as to such relationship or interest and as to the contract have been disclosed to or are known by the Shareholders entitled to vote thereon and the contract involved is specifically approved in good faith by vote of the Shareholders, or

          (e) the specific contract involved is fair to the Trust as of the time it is authorized, approved or ratified by the Trustees or by the Shareholders.

     Section 3.5 Payment of Trust Expenses and Compensation of Trustees. The Trustees are authorized to pay or cause to be paid out of the assets of the Trust or any Series of Shares and to charge or allocate the same to, between or among such one or more of the Series of Shares that may be established and designated pursuant to Article IV, as the Trustees deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust or any Series of Shares, or in connection with the management thereof, including, but not limited to, the Trustees' compensation and such expenses and charges for the services of the Trust's officers, employees, investment adviser, administrator, distributor, principal underwriter, auditor, counsel, depository, custodian, transfer agent, dividend disbursing agent, accounting agent, Shareholder servicing agent, and such other agents, consultants, and independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur; provided, however, that all expenses, fees, charges, taxes and liabilities incurred or arising in connection with a particular Series of Shares, as determined by the Trustees, shall be payable solely out of the assets of that Series of Shares. Without limiting the generality of any other provision hereof, the Trustees shall be entitled to reasonable compensation from the Trust for their services as Trustees and may fix the amount of such compensation.

     Section 3.6 Ownership of Assets of the Trust. Title to all of the assets of each Series of Shares and of the Trust shall at all times be considered as vested in the Trustees. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or any Series of Shares or any right of partition or possession thereof, but each Shareholder shall have an undivided beneficial interest in each Series of Shares in which he or she is a Shareholder.

                                   ARTICLE IV

                                     SHARES

     Section 4.1 Description of Shares. The beneficial interest in the Trust shall be divided into Shares, par value $0.01 per share.

     (a) Series of Shares. The Trustees shall have the authority, without action or approval of the Shareholders, from time to time to divide the Shares into two or more Series of Shares as they deem necessary or desirable. Each Series of Shares shall be separate from each other Series of Shares. The Trustees shall have exclusive power without the requirement of shareholder approval to establish and designate such separate Series of shares, and to fix and determine the relative rights and preferences as between the Shares of the separate Series of Shares as to purchase price, right of redemption and the price, terms and manner of redemption, special and relative rights as to dividends and other distributions and on liquidation, sinking or purchase fund provisions, conversion rights, on conditions under which the several Series of Shares shall have separate voting rights or no voting rights.

     Each Shares of a Series of Shares shall represent a beneficial interest only in the assets belonging to that Series of Shares, and such interest shall not extend to the assets of any other Series of Shares or to the assets of the Trust generally. Shareholders of a particular Series of Shares shall not be entitled to participate in a derivative or class action on behalf of any other Series of Shares or the Shareholders of any other Series of Shares.

     The establishment and designation of any Series of Shares in addition to those established and designated in Section 4.2 shall be effective upon the execution by a majority of the Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series of Shares. At any time that there are no Shares outstanding of any particular Series of Shares previously established and designated, the Trustees may by an instrument executed by a majority of their number abolish that Series of Shares and the establishment and designation thereof.

     The Trustees shall also have the authority, without action or approval of the Shareholders, from time to time to designate any class of Shares of a Series of Shares as a separate Series of Shares as they deem necessary or desirable. The designation of any class of Shares of a Series of Shares as a separate Series of Shares shall be effective at the time specified in an instrument setting forth such designation and executed by a majority of the Trustees. The Trustees shall allocate the assets, liabilities and expenses attributable to any class of Shares designated as a separate Series of Shares to such separate Series of Shares and shall designate the relative rights and preferences of such Series of Shares, provided that such relative rights and preferences are not materially adversely different from the relative rights and preferences of the class of Shares designated as a separate Series of Shares.

     Any Trustee, officer or other agent of the Trust, and any organization in which any such person is interested, may acquire, own, hold and dispose of Shares of any Series of Shares to the same extent as if such person were not a Trustee, officer or other agent of the Trust; and the Trust may issue and sell or cause to be issued and sold and may purchase Shares of any Series of Shares from any person or any such organization subject only to the general limitations, restrictions or other provisions applicable to the sale of Shares of such Series of Shares generally.

     (b) Classes of Shares. The Trustees shall have authority, without action or approval of the Shareholders, from time to time to divide the Shares of any Series of Shares into two or more classes as they deem necessary or desirable. The Trustees may allocate liabilities and expenses of a Series of Shares to a particular class of Shares of that Series of Shares or apportion the same among two or more classes of Shares of that Series of Shares. The liabilities and expenses being borne solely by a class of Shares shall be appropriately reflected (in the manner determined by the Trustees) in the net asset value, dividends and liquidation rights of the Shares of such class. As provided in
Section 4.2(f), a class may have exclusive voting rights with respect to the liabilities and expenses being borne solely by such class and with respect to any other matter which does not affect the interest of any other class.

     (c) Number and Issuance of Shares. The number of authorized Shares is unlimited as is the number of Shares of each Series of Shares and of each class that may be issued. The Trustees may issue Shares of any Series of Shares and of any class for such consideration and on such terms as they may determine (or for no consideration if pursuant to a Share dividend or split-up), all without action or approval of the Shareholders. All Shares when so issued on the terms and for the consideration determined by the Trustees shall be fully paid and non-assessable. The Trustees may classify or reclassify any unissued Shares or any Shares previously issued and reacquired into one or more Series of Shares that may be established and designated from time to time. The Trustees may hold as treasury shares, reissue for such consideration and on such terms as they may determine, or cancel, at their discretion from time to time, any Shares of any Series of Shares reacquired by the Trust. The Trustees may from time to time divide or combine the Shares of any Series of Shares or any class into a greater or lesser number without thereby changing the proportionate beneficial interest in the Series of Shares or class. The Trustees may from time to time close the transfer books or establish record dates and time for the purposes of determining the holders of Shares entitled to be treated as such, to the extent provided or referred to in Section 5.5.

     Section 4.2 Establishment and Designation of Series of Shares. Without limiting the authority of the Trustees set forth in Section 4.1 to establish and designate any further Series of Shares, the Trustees hereby establish and designate six Series of Shares:

        1.  Equity Trust
        2.  Bond Trust
        3.  Money Market Trust
        4.  Global Equity Trust
        5.  Global Government Bond Trust
        6.  Convertible Securities Trust

The Shares of these Series of Shares and any Shares of any further Series of Shares that may from time to time be established and designated by the Trustees shall have the relative rights and preferences described below in this Section 4.2; provided that the Trustees may determine otherwise with respect to some further Series of Shares at the time of establishing and designating the same; and provided further that the Trustees, in their absolute discretion, may amend any previously established relative rights and preferences as they may deem necessary or desirable to enable the Trust to comply with the 1940 Act or other applicable law.

     (a) Assets Belonging to Series of Shares. All consideration received by the Trust for the issue or sale of Shares of a particular Series of Shares, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be (collectively, "Specific Asset Items"), shall be held by the Trustees in trust for the benefit of the holders of Shares of that Series of Shares and shall irrevocably belong to that Series of Shares for all purposes, and shall be so recorded upon the books of account of the Trust. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds or payments which are not readily identifiable as belonging to any particular Series of Shares (collectively "General Asset Items"), the Trustees shall allocate such General Asset Items to and among any one or more of the Series of Shares established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable; and any General Asset Items so allocated to a particular Series of Shares shall belong to that Series of Shares. Each allocation of assets by the Trustees shall be conclusive and binding upon the Shareholders of all Series of Shares for all purposes. The Specific Asset Items of a Series of Shares together with any General Asset Items allocated to that Series of Shares are hereby referred to as "assets belonging to" that Series of Shares.

     (b) Liabilities Belonging to Series of Shares. The assets belonging to each particular Series of Shares shall be charged with all the liabilities, expenses, costs, charges and reserves which, as determined by the Trustees, are readily identifiable as belonging to that particular Series of Shares (collectively "Specific Liability Items"). Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series of Shares (collectively "General Liability Items") shall be allocated and charged by the Trustees to and among any one or more of the Series of Shares established and designated from time to time in such manner and on such basis as the Trustees, in their sole discretion, deem fair and equitable. Expenses related to the distribution of the Shares of a class may be borne solely by that class (as shall be determined by the Trustees). Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Series of Shares and of all classes for all purposes. The Specific Liability Items of a Series of Shares together with any General Liability Items allocated to that Series of Shares are herein referred to as "liabilities belonging to" that Series of Shares.
Distribution expenses being borne solely by a class of Shares are herein referred to as "expenses being borne solely" by a class. Under no circumstances shall the assets belonging to any particular Series of Shares be charged with the liabilities belonging to any other Series of Shares. All persons who have extended credit which the Trustees have allocated to a particular Series of Shares, or who have a claim or contract which the Trustees have allocated to a particular Series of Shares, shall look only to the assets of that particular Series of Shares for payment of such credit, claim or contract.

     (c) Income and Capital. The Trustees shall have full discretion to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders.

     (d) Dividends and Distributions. The Trustees shall from time to time distribute ratably among the Shareholders of a Series of Shares such proportion of the net profits, surplus (including paid-in surplus), capital, or assets held by the Trustees with respect to that Series of Shares as they may deem proper with any expenses being borne solely by a class of Shares of that Series of Shares being reflected in the net profits or other assets being distributed to such class. Dividends and distributions may be paid with such frequency as the Trustees may determine, which may be daily or otherwise, pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine. Distributions may be made in cash or property (including without limitation any type of obligations of the Trust or any assets thereof), and the Trustees may distribute ratably among the Shareholders additional Shares issuable hereunder in such manner, at such times, and on such terms as the Trustees deem proper. Such distributions may be among the Shareholders of record at the time of declaring a distribution or among the Shareholders of record at such later date as the Trustees shall determine. The Trustees may always retain from the net profits of a Series of Shares such amount as they may deem necessary to pay the liabilities belonging to the Series of Shares or to meet obligations of the Series of Shares, or as they may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees shall deem appropriate.

     Inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books, the above provisions shall be interpreted to give the Trustees the power in their discretion to distribute for any fiscal year as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust and the Series of Shares to avoid or reduce liability for taxes.

     (e) Liquidation. In the event of the liquidation or dissolution of the Trust or of any Series of Shares, the Shareholders of each affected Series of Shares shall be entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to that Series of Shares over the liabilities belonging to that Series of Shares. The assets so distributable to the Shareholders of any particular Series of Shares shall be distributed among the Shareholders of each class according to their respective rights taking into account the proper allocation of expenses being borne solely by any class of Shares of that Series of Shares.

     (f) Voting. Shareholders shall be entitled to vote only with respect to such matters as may be required by law, the Declaration of Trust or the By-Laws and such additional matters as the Trustees may consider necessary or desirable. On each matter submitted to a vote of the Shareholders, each holder of a Share shall be entitled to one vote for each whole Share and to a proportionate fractional vote for each fractional Share standing in his name on the books of the Trust. All Shares of the Trust then entitled to vote shall be voted by Series of Shares, except that when voting for the election of Trustees and when otherwise permitted by the 1940 Act, Shares shall be voted in the aggregate and not by Series of Shares. As to any matter which does not affect the interest of a particular Series of Shares, only the holders of Shares of the one or more affected Series of Shares shall be entitled to vote. As to any matter relating to expenses being borne solely by a class of a Series of Shares or to any other matter which does not affect the interest of a particular class of a particular Series of Shares, only the holders of Shares of the one or more affected classes of the Series of Shares shall be entitled to vote.

     (g) Redemption by Shareholder. Each holder of Shares of a particular Series of Shares shall have the right at such time as may be permitted by the Trust to require the Trust to redeem all or any part of his Shares of that Series of Shares, subject to the terms and conditions set forth in this Declaration of Trust and to such additional terms and conditions that may be adopted by the Trustees. Shares of any particular Series of Shares may be redeemed solely out of the assets belonging to that Series of Shares. Payment of the redemption price shall be in cash; provided, however, that if the Trustees determine, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable, the Trust may make payment wholly or partly in securities or other assets belonging to the Series of Shares of which the Shares being redeemed are part at the value of such securities or assets used in such determination of net asset value. The amount per Share at which the Trust redeems or repurchases Shares shall be determined by the application of a formula adopted for such purpose by resolution of the Trustees provided that (i) such amount per Share shall not exceed the cash equivalent of the proportionate interest of each Share in the assets of the particular Series of Shares at the time of the purchase or redemption and (ii) if so authorized by the Trustees, the Trust may, at any time and from time to time, charge fees for effecting such redemption, at such rates as the Trustees may establish. Notwithstanding the foregoing, the Trust, at the discretion of the Trustees, may postpone payment of the redemption price and may suspend the right of the holders of Shares of any Series of Shares to require the Trust to redeem Shares of that Series of Shares during any period or at any time when and to the extent permissible under the 1940 Act.

     (h) Redemption by Trust. Each Share of each Series of Shares is subject to redemption by the Trust at the redemption price determined pursuant to subsection (g) of this Section 4.2: (i) at any time, if the Trustees determine in their sole discretion that failure to so redeem may have materially adverse consequences to the holders of the other Shares of the Trust or any Series of Shares, or (ii) upon such other conditions as may from time to time be determined by the Trustees and described in the then current Prospectus for a Series of Shares with respect to maintenance of Shareholder accounts of a minimum or maximum amount, number of Shares or percentage of Shares in that Series of Shares. Upon such redemption the holders of the Shares so redeemed shall have no further right with respect thereto other than to receive payment of such redemption price.

     (i) Net Asset Value. The net asset value of a Series of Shares shall be the amount determined by subtracting the liabilities belonging to that Series of Shares from the assets belonging to that Series of Shares. The net asset value of each outstanding Share of each Series of Shares shall be determined at such time or times on such days as the Trustees may determine. The method of determination of the net asset value of a Series of Shares shall be determined by the Trustees from time to time with any expenses being borne solely by a class of Shares being reflected in the net asset value of such Shares. The power and duty to make the calculations may be delegated by the Trustees to the adviser, administrator, manager, custodian, transfer agent or such other person as the Trustees may determine. The Trustees may suspend the determination of net asset value to the extent permitted by the 1940 Act.

     The Trustees may determine to maintain the net asset value per Share of any of the classes of any Series of Shares at a designated constant dollar amount and in connection therewith may adopt procedures for the continuing declarations of income and capital gains attributable to that Series of Shares as dividends payable in additional Shares of that Series of Shares at the designated constant dollar amount and for the handling of any losses attributable to that Series of Shares. Such procedures may provide that in the event of any loss each Shareholder shall be deemed to have contributed to the capital of the Trust attributable to that Series of Shares his pro rata portion of the total number of Shares required to be cancelled in order to permit the net asset value per Share of that Series of Shares to be maintained, after reflecting such loss, at the designated constant dollar amount. Each Shareholder of the Trust shall be deemed to have agreed, by his investment in any Series of Shares with respect to which the Trustees shall have adopted any such procedure, to make the contribution referred to in the preceding sentence in the event of any such loss.

     (j) Transfer. Subject to such limitations as may be set forth herein or in the By-Laws, all Shares shall be transferable, but transfers of Shares of a particular Series of Shares will be recorded on the Share transfer records of the Trust applicable to that Series of Shares only at such times as Shareholders shall have the right to require the Trust to redeem Shares of that Series of Shares and at such other times as may be permitted by the Trustees. Shares shall be transferable on the records of the Trust upon delivery to the Trust or its transfer agent of such evidence of assignment, transfer, succession or authority to transfer as the Trustees or the transfer agent may reasonably require, accompanied by any certificate or certificates representing such shares previously issued to the transferor. Upon such delivery the transfer shall be recorded on the books of the Trust. The Trust shall be entitled to treat the record holder of Shares as shown on its books as the owner of such Shares for all purposes, including the payment of dividends and the right to receive notice and to vote with respect thereto, regardless of any transfer, pledge or other disposition of such Shares until the Shares have been transferred on the books of the Trust in accordance with the requirements of this Declaration of Trust.

     (k) Equality. All Shares of each Series of Shares shall represent an equal proportionate interest in the assets belonging to that Series of Shares (subject to the liabilities belonging to that Series of Shares), and each Share of each Series of Shares shall be equal to each other Share of that Series of Shares; provided that such equality need not be maintained among all Shares of a Series of Shares but shall be maintained among all Shares of each class of that Series of Shares whenever the Trustees divide the Shares of the Series of Shares into classes pursuant to Section 4.1.

     (l) Fractions. Any fractional Share of any class or any Series of Shares, if any such fractional Share is outstanding, shall carry proportionately all the rights and obligations of a whole Share of that class of that Series of Shares, including rights and obligations with respect to voting, receipt of dividends and distributions, redemption of Shares, and liquidation of the Trust.

     (m) Conversion and Exchange Rights. The Trustees shall have the authority to provide that holders of Shares of any class of any Series of Shares shall have the right to convert such Shares into, or to exchange such Shares for, Shares of the same or one or more other Series of Shares in accordance with such requirements and procedures as may be established by the Trustees.

     Section 4.3 Ownership of Shares. The ownership of Shares shall be recorded on the books of the Trust or of a transfer or similar agent for the Trust. No certificates certifying the ownership of Shares need be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Shares certificates, the use of facsimile signatures, the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive for all purposes as to who are the Shareholders of the Trust and of any Series or class of Shares and as to the number of Shares of each class of each Series of Shares held from time to time by each such Shareholder.

     Section 4.4 Investments in the Trust. The Trustees may accept investments in the Trust from such persons and on such terms and for such consideration, as they from time to time authorize. The Trustees may authorize any distributor, principal underwriter, custodian, transfer agent or other person to accept orders for the purchase of Shares that conform to such authorized terms and to reject any purchase orders for Shares whether or not conforming to such authorized terms.

     Section 4.5 No Preemptive Rights. Shareholders shall have no preemptive or other right to receive, purchase or subscribe to any additional Shares or other securities issued by the Trust.

     Section 4.6 Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust on the terms and conditions described herein. Nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

     Section 4.7 Status of Shares and Limitation of Personal Liability. Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the Trust or any Series of Shares thereof nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but only to the rights of said decent under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust Property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders partners. Neither the Trust nor the Trustees nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder nor, except as specifically provided herein, to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

                                    ARTICLE V

                    SHAREHOLDERS' VOTING POWERS AND MEETINGS

     Section 5.1 Voting Powers.  The Shareholders  shall have power to vote only
(i) for the election or removal of Trustees as provided in Section 3.1, (ii) with respect to any contract with a Contracting Party as provided in Section 3.3 as to which Shareholder approval is contemplated by the 1940 Act, (iii) with respect to any termination or reorganization of the Trust or any Series of Shares to the extent and as provided in Sections 7.1 and 7.2, (iv) with respect to any amendment of the Declaration of Trust to the extent and as provided in
Section 7.3, (v) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or any Series of Shares thereof or the Shareholders (provided, however, that a Shareholder of a particular Series of Shares shall not be entitled to bring, maintain or participate in a derivative or class action on behalf of any other Series of Shares (or Shareholder of any other Series of Shares)) and (vi) with respect to such additional matters relating to the Trust as may be required by this Declaration of Trust, the By-Laws or any registration of the Trust with the Commission (or any successor agency ) or any state, or as the Trustees may consider necessary or desirable. Only Shareholders of record shall be entitled to vote. There shall be no cumulative voting in the election of Trustees. Until Shares of any Series or class of Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration of Trust or the By-Laws to be taken by Shareholders as to such Series or class of Shares.

     Section 5.2 Proxies. At any meeting of Shareholders, any holder of Shares entitled to vote thereat may vote in person or by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of the Trustees, proxies may be solicited in the name of one or more persons, including one or more Trustees or one or more of the officers of the Trust. When any Shares are held in the names of two or more persons, any one of them may vote at any meeting in person or by proxy in respect of such Shares, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Shares. If the holder of any Shares is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person as regards the charge or management of such Shares, he may vote by his guardian or such other person appointed or having such control, and such vote may be given in person or by proxy. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger.

     Section 5.3 Meetings. Meetings of Shareholders of the Trust or of any Series of Shares may be called by the Trustees (or such other person or persons as may be specified in the By-Laws) from time to time for the purpose of taking action upon any matter requiring the vote or authority of such Shareholders as herein provided or upon any other matter deemed by the Trustees to be necessary or desirable. Written notice of any meeting of Shareholders shall be given at least seven days before such meeting by mailing such notice, postage prepaid stating the time, place and purpose of the meeting, to each Shareholder entitled to vote at such meeting at the Shareholder's address as it appears on the records of the Trust. If the Trustees (or such other person or persons as may be specified in the By-Laws) fail to call or give notice of any meeting of Shareholders for 30 days after written application by Shareholders holding at least 25% of the Shares issued and outstanding, and entitled to vote at the meeting, requesting a meeting be called for a purpose requiring action by the Shareholders as provided herein or in the By-Laws, then Shareholders holding at least 25% of such Shares then outstanding may call and give notice of such meeting, and thereupon the meeting shall be held in the manner provided for herein in case of call thereof by the Trustees. The preceding sentence shall apply upon written application by Shareholders holding less than 25% of the Shares issued and outstanding, and entitled to vote at the meeting, when the By-Laws so provide. Notice of a meeting need not be given to any Shareholder if a written waiver of notice, executed by him or her before or after the meeting, is filed with the records of the meeting, or to any Shareholder who attends the meeting without protesting prior thereto or at its commencement the lack of notice to him or her.

     Section 5.4 Place of Meetings. All meetings of the Shareholders shall be held at the principal office of the Trust or at such other place within the United States as shall be designated by the Trustees or the President of the Trust.

     Section 5.5 Record Dates. For the purpose of determining the Shareholders who are entitled to notice of and to vote or act at any meeting or any adjournment thereof, or who are entitled to receive any dividend or distribution, or for the purpose of any other action, the Trustees may from time to time close the transfer books for such period, not exceeding 30 days (except at or in connection with the termination of the Trust), as the Trustees may determine; or without closing the transfer books, the Trustees may fix a date and time not more than 60 days prior to the date of any meeting of Shareholders or other action as the date and time of record for the determination of Shareholders entitled to notice of and to vote at such meeting or any adjournment thereof or to be treated as Shareholders of record for purposes of such other action, and any Shareholder who was a Shareholder at the date and time so fixed shall be entitled to vote at such meeting or any adjournment thereof or to be treated as a Shareholder of record for purposes of such other action, even though he has since that date and time disposed of his Shares, and no Shareholder becoming such after that date and time shall be so entitled to vote at such meeting or any adjournment thereof or to be treated as a Shareholder of record for purposes of such other action.

     Section 5.6 Quorum and Required Vote. Thirty percent of the Shares entitled to vote on a matter shall be a quorum for the transaction of business on that matter at a Shareholders' meeting, but any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. A majority of the Shares voted, at a meeting at which a quorum is present, shall decide any questions and a plurality shall elect a Trustee, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by this Declaration of Trust or the By-Laws. If voting is by a Series of Shares or a class of Shares, the aforesaid quorum and voting requirements shall apply to the action to be taken on those matters by the Shareholders of such Series of Shares or class of Shares.

     Section 5.7 Action by Written Consent. Any action taken by Shareholders may be taken without a meeting if the Shareholders of a majority of the outstanding shares entitled to vote on the matter (or such larger proportion thereof as shall be required by the 1940 Act or by any express provision of this Declaration of Trust or the By-Laws) consent to the action in writing and such written consents are filed with the records of the meetings of Shareholders. Such consents shall be treated for all purposes as a vote taken at a meeting of Shareholders.

     Section  5.8  Additional  Provisions.   The  By-Laws  may  include  further
provisions for Shareholders' votes and meetings and related matters not inconsistent with the provisions hereof.

                                   ARTICLE VI

                    LIMITATION OF LIABILITY; INDEMNIFICATION

     Section 6.1 Trustees, Shareholders, etc. Not Personally Liable; Notice. All persons extending credit to, contracting with or having any claim against the Trust shall look only to the assets of the Series of Shares with respect to which such persons extended credit or contracted, or with respect to which such claim arose for payment under such credit, contract or claim; and neither the Shareholders of any Series of Shares nor the Trustees nor any of the Trust's officers, employees or agents, whether past, present or future, nor any other Series of Shares shall be personally liable therefor. Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust, any Series of Shares or the Trustees or any of them shall be conclusively deemed to have been executed or done only by or for the Trust (or the Series of Shares) or the Trustees and not personally. Nothing in this Declaration of Trust shall protect any Trustee or officer against any liability to the Trust or the Shareholders to which such Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or of such officer.

     Every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer shall give notice that this Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts and shall recite that the same was executed or made by or on behalf of the Trust or by them as Trustees or Trustee or as officers or officer and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets belonging to the Trust, or the particular Series of Shares in question, as the case may be, but the omission thereof shall not operate to bind any Trustees or Trustee or officers or officer or Shareholders or Shareholder individually.

     Section 6.2 Trustee's Good Faith Action; Expert Advice; No Bond or Surety. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing, (a) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, adviser, administrator, distributor or principal underwriter, custodian, or transfer, dividend disbursing, Shareholder servicing or accounting agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee; (b) the Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and their duties as Trustees, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (c) in discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent public accountant, and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of a Contracting Party appointed by the Trustees pursuant to Section 3.3. The Trustees as such shall not be required to give any bond or surety or any other security for the performance of their duties.

     Section 6.3 Indemnification of Shareholders. In case any Shareholder (or former Shareholder) of any Series of Shares shall be charged or held to be personally liable solely by reason of being or having been a Shareholder and not because of such Shareholder's acts or omissions or for some other reason, the Trust (upon proper and timely request by the Shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against all loss and expense arising from such liability, but in each case only out of the assets of such Series of Shares.

     Section 6.4 Indemnification of Trustees, Officers, etc. The Trust shall indemnify (from the assets of the Series of Shares in question) each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers, or trustees of another organization in which the Trust has an interest as a shareholder, creditor or otherwise) (herein referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and against all expenses, including but not limited to accountants and counsel fees, reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except as otherwise provided in Section 6.5. Expenses, including accountants and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time from the assets of the Series of

Shares in question in advance of the final disposition of any such action, suit or proceeding, upon receipt of an undertaking by or on behalf of the Covered Person to repay the amounts so paid to the Series of Shares in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided that (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Trustees who are neither Interested Persons of the Trust (the "disinterested Trustees") nor parties to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

     Section 6.5 Exceptions to Indemnification. Indemnification shall not be provided to a Covered Person under Section 6.4 if it shall have been finally adjudicated in a decision on the merits by the court or other body before which the proceeding was brought that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or (ii) is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (either and both of the conduct described in (i) and (ii) being referred to hereafter as "Disabling Conduct"). As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without a final adjudication in a decision on the merits that such Covered Person is liable by reason of Disabling Conduct, indemnification shall be provided if there has been (i) a determination by the court or other body before which the proceeding was brought that the Covered Person was not liable by reason of Disabling Conduct, (ii) a dismissal of a court action or any administrative or other proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that the Covered Person was not liable by reason of Disabling Conduct either by a vote a majority of a quorum of disinterested Trustees who are not parties to the proceeding, or by an independent legal counsel in a written opinion. Approval by the Trustees or by independent legal counsel of indemnification as to any matter disposed of by a compromise payment by the Covered Person shall not prevent the recovery from the covered Person of any amount paid to such Covered Person as indemnification for such payment or for any other expenses if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to be liable by reason of Disabling Conduct.

     Section 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

     Section 6.7 Liability of Third Persons Dealing with Trustee. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

                                   ARTICLE VII

                                  MISCELLANEOUS

     Section 7.1 Duration and Termination of Trust. Unless terminated as provided herein, the Trust shall continue without limitation of time and, without limiting the generality of the foregoing, no change, alteration or modification with respect to any Series of Shares shall operate to terminate the Trust. The Trust may be terminated at any time by the Trustees by written notice to the Shareholders or by a Majority Shareholder Vote, Shares of each Series of Shares voting separately by Series of shares. Any Series of Shares may be terminated at any time by the Trustees by written notice to the Shareholders of that Series of Shares or by a Majority Shareholder Vote of the Shares of that Series of Shares.

     Upon termination of the Trust or any Series of Shares, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated as may be determined by the Trustees, the Trust shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets to distributable form in cash, securities or other property, or any combination thereof, and distribute the proceeds to the Shareholders of the Series of Shares involved, in conformity with provisions of subsection (e) of Section 4.2.

     Section 7.2 Reorganizations. The Trust or one or more Series of Shares may merge or consolidate with any other trust, partnership, association, corporation or other organization and the Trustees may sell, convey and transfer the assets of the Trust, or the assets belonging to any one or more Series of Shares ("Transferor Series of Shares"), to another trust, partnership, association, corporation or other organization, or to the Trust to be held as assets belonging to another Series of Shares, in exchange for cash, securities or other consideration (including, in the case of a transfer to another Series of Shares of the Trust, Shares of such other Series of Shares) with such transfer being made subject to, or with the assumption by the transferee of, the liabilities belonging to each Transferor Series of Shares if deemed appropriate by the Trustees. The Trustees shall have the authority to effect any such merger, consolidation or transfer of assets, without action or approval of the Shareholders, to the extent consistent with applicable laws and regulations.

     Section 7.3 Amendments. All rights granted to the Shareholders under this Declaration of Trust are granted subject to the reservation of the right to amend this Declaration of Trust as herein provided, except that no amendment shall repeal the limitations on personal liability of any Shareholder or Trustee or repeal the prohibition of assessment upon the Shareholders without the express consent of each Shareholder or Trustee involved. Subject to the foregoing, the provisions of this Declaration of Trust (whether or not related to the rights of Shareholders) may be amended at any time by an instrument in writing signed by a majority of the then Trustees (or by an officer of the Trust pursuant to the vote of a majority of such Trustees): (a) for one or more of the following purposes: to change the name of the Trust, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof or, as the Trustees deem necessary or advisable, to conform this Declaration of Trust to the requirements of applicable federal laws or regulations, including the requirements of the Internal Revenue Code with respect to regulated investment companies, but the Trustees shall not be liable for failing to do so; and (b) for any other purpose so long as such amendment does not adversely affect the rights of any Shareholder with respect to which such amendment is or purports to be applicable. Any amendment to this Declaration of Trust that adversely affects the rights of Shareholders may be effected at any time by an instrument in writing signed by a majority of the then Trustees (or by an officer of the Trust pursuant to a vote of a majority of such Trustees) when authorized to do so by a Majority Shareholder Vote in accordance with subsection (f) of Section 4.2. An amendment which would adversely affect the Shareholders of one or more Series of Shares but not the Shareholders of all Series of Shares shall be authorized by a Majority Shareholder Vote of the Shareholders of each Series of Shares so affected, and no vote of Shareholders of a Series of Shares not so affected shall be required.

     Section 7.4 Resident Agent. The Trustees shall have power to appoint on behalf of the Trust a resident agent and maintain a resident agent for the Trust in The Commonwealth of Massachusetts, and from time to time, to replace the resident agent so appointed.

     Section 7.5. Filing of Copies; References; Headings. The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each amendment hereto shall be filed by the Trust with the Secretary of The Commonwealth of Massachusetts and with the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required, but the failure to make any such filing shall not impair the effectiveness of this instrument or any such amendment. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such amendments have been made, as to the identities of the Trustees and officers, and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such amendments. A restated Declaration of Trust, containing the original Declaration of Trust and all amendments theretofore made, may be executed from time to time by a majority of Trustees and shall, upon filing with the Secretary of The Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration of Trust and the various amendments thereto. In this instrument and in any such amendment, references to this instrument, and all expressions like "herein," "hereof" and "hereunder" shall be deemed to refer to this instrument as a whole as the same may be amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

     Section 7.6 Applicable Law. This Declaration of Trust is made in The Commonwealth of Massachusetts and is created under and is to be governed by and construed and administered according to the laws of The Commonwealth of Massachusetts. The Trust shall be of the type referred to in Section 1 of Chapter 182 of the Massachusetts General Laws and of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

     Section 7.7 Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the Trust, appears to be a Trustee hereunder, or Secretary or Assistant Secretary of the Trust, certifying to: (a) the number or identity of Trustees or Shareholders, (b) the due authorization of the execution of any instrument or writing, (c) the form of any vote passed at a meeting of Trustees or Shareholders, (d) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirement of this Declaration of Trust, (e) the form of any By-Laws adopted by or the identity of any officers elected by the Trustees, or
(f) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any person dealing with the Trustees and their successors.

     Section 7.8 Provisions in Conflict with Law or Regulations. The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code, the laws of The Commonwealth of Massachusetts or other applicable laws and regulations, the conflicting provisions shall be deemed superseded by such law or regulation to the extent necessary to eliminate such conflict; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

     If any provision of this Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall pertain only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.

                                                                      APPENDIX D

                              FORM OF LLC AGREEMENT



                            LIMITED LIABILITY COMPANY

                               OPERATING AGREEMENT

                                       OF

                 JOHN HANCOCK VARIABLE INSURANCE PORTFOLIOS, LLC

                     (A DELAWARE LIMITED LIABILITY COMPANY)

                         Dated as of ____________, 200_


                           [Table of contents omitted]


     This LIMITED LIABILITY COMPANY OPERATING AGREEMENT ("Agreement") of John Hancock Variable Insurance Portfolios, LLC (the "Company") is made as of this _____ day of ___________, 200_, by and among the Company, the Continuing Shareholders (as defined herein) and those persons and entities hereafter admitted as Shareholders.

                               W I T N E S S E T H

     WHEREAS, this Agreement is made and entered into as of the date set forth above for the purpose of continuing the business of John Hancock Trust, a Massachusetts business trust (the "Trust"), as a Delaware limited liability company in accordance with the provisions hereinafter set forth;

     WHEREAS, the Trust was converted into the Company pursuant to Section 18-214 of the Delaware Limited Liability Company Act (6 Del. C. ss. 18-101 et seq.), as amended from time to time (the "Act") (the "Conversion"), by the filing of a Certificate of Conversion to Limited Liability Company (the "Certificate of Conversion") and a Certificate of Formation of the Company (the "Certificate of Formation") with the Secretary of State of the State of Delaware on ____________, 200_, which Certificates specified an effective time for the Conversion and formation of ________ [a.m./p.m.] on _________, 200_; and

     WHEREAS, the Trustees and owners of shares of beneficial interest in the Trust (each as defined in the Agreement and Declaration of Trust of the Trust, dated September 29, 1988, as amended from time to time (the "Declaration of Trust")) of the Trust intend that (i) each series and class of shares thereof of the Trust shall convert to and become a corresponding Series and Class thereof, respectively, of the Company, (ii) such conversion shall constitute a continuation of the existence of each series and class of shares thereof of the Trust in the form of a corresponding Series and Class thereof of the Company,
(iii) each such Series and Class thereof of the Company shall be deemed to have commenced its existence on the date its corresponding series and class of shares thereof of the Trust commenced its existence, (iv) all of the rights, privileges and powers of each series and class of shares thereof of the Trust, and all property, real, personal and mixed, and all debts due to such series and class of shares thereof of the Trust, as well as all other things and causes of action belonging to such series and class of shares thereof of the Trust, shall remain vested in its corresponding Series (and/or Class thereof as the case may be) of the Company and shall be the property of such Series (and/or Class thereof as the case may be), and the title to any real property vested by deed or otherwise in such series or class of shares of the Trust shall not revert or be in any way impaired by reason of such conversion; but all rights of creditors and all liens upon any property of such series or class of shares thereof of the Trust shall be preserved unimpaired, and all debts, liabilities and duties of such series or class of shares thereof of the Trust shall remain attached to its corresponding Series (and/or Class thereof as the case may be) of the Company, and may be enforced against it to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by it in its capacity as a Series (and/or Class thereof as the case may be) of the Company, and (v) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series (or class of shares thereof) of the Trust shall be enforceable against the assets of its corresponding Series (and/or Class thereof as the case may be) of the Company only, and not against the assets of the Company generally or any other Series thereof, and none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Trust or the Company generally or any other series of the Trust or Series of the Company, respectively, shall be enforceable against the assets of such Series.

     NOW, THEREFORE, the business and affairs of the Company will be governed by the this Agreement and the Board of Directors will manage the Company upon the following terms and conditions.

                                    ARTICLE I

                              NAME AND DEFINITIONS

     Section 1.1 Name; Continuation. The name of the limited liability company is "John Hancock Variable Insurance Portfolios, LLC" and its business shall be administered under that name or any other name as the Board of Directors may from time to time determine. The parties hereto confirm that the Conversion was approved in accordance with the Declaration of Trust and the Act, and this Agreement was approved by the same authorization. The parties hereto further confirm that, as required by the Act, an "authorized person" of the Company executed the Certificate of Conversion and the Certificate of Formation and that each such Certificate was delivered to and filed with the Secretary of State of the State of Delaware. Upon the filing of such Certificates, the powers of the "authorized person" of the Company that executed such Certificates ceased, and any Person duly authorized by the Board of Directors shall be an "authorized person" of the Company for purposes of executing any other certificates (and any amendments and/or restatements thereof) necessary for the Company to qualify to do business in any jurisdiction in which the Company may wish to conduct business. Effective as of the time of the Conversion on the date hereof, (i) this Agreement becomes effective and replaces and supersedes the Declaration of Trust in its entirety for all periods on and after the Conversion, (ii) the Continuing Shareholders are admitted as members of the Company, (iii) each series (and class of shares thereof) of the Trust existing immediately prior to the Conversion hereby continues as the corresponding Series (and Class thereof, as applicable) of the Company set forth opposite such series (or class of shares thereof) of the Trust on Attachment A attached hereto, and all of the beneficial interests in the Trust issued and outstanding immediately prior to the Conversion are converted into all of the limited liability company interests of the Company, with each beneficial interest in each such series (and class of shares thereof) of the Trust being automatically converted into the Shares in the corresponding Series (and Class thereof, as applicable) set forth opposite the name of such series (or class of shares thereof) on Attachment A to this Agreement, (iv) each holder of a share of beneficial interest in a series of the Trust shall become the holder of a Share in the corresponding Series of the Company, and (v) each of the Persons who was a holder of a share of beneficial interest in the Trust immediately prior to the Conversion is hereby automatically admitted as a Shareholder of the Company, and is hereby issued the Shares reflected on the books and records of the Company, and each such Shareholder is automatically associated with the Series (and Class thereof, as applicable) in which it holds Shares. In accordance with Section 18-214(g) of the Act, for all purposes of the laws of the State of Delaware, the Company shall constitute a continuation of the existence of the Trust in the form of a Delaware limited liability company and shall be deemed to be the same entity as the Trust.

     Section 1.2 Definitions. Wherever they are used herein, the following terms have the following respective meanings:

     (a) "1934 Act" means the Securities Exchange Act of 1934, as amended from time to time.

     (b) "1940 Act" means the Investment Company Act of 1940, as amended from time to time.

     (c) "Act" means the Delaware Limited Liability Company Act (6 Del. C. ss. 18-101 et seq.), as amended from time to time.

     (d) "Administrator" means the party, other than the Company, to the contract described in Section 3.3 hereof.

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     (e) "Agreement" means this Limited  Liability Company Operating  Agreement, as amended from time to time. References in this Limited Liability Company Operating Agreement to "Agreement," "hereof," "herein," and "hereunder" shall be deemed to refer to this Agreement rather than exclusively to the article or section in which such words appear.

     (f) "Board of Directors" means all persons who may from time to time serve as Directors in accordance with the provisions of Article II hereof, and reference herein to a Director or the Directors shall refer to such person or persons in their capacities as directors hereunder. Each Director shall be a "manager" for purposes of the Act.

     (g) "Capital Account" has the meaning set forth in Section 9.2 hereof.

     (h) "Carrying Value" means, with respect to any Company Property of a Tax Partnership Series, such Property's adjusted basis for federal income tax purposes, except in the case of an asset contributed to a Tax Partnership Series by any Shareholder; Carrying Value means the fair market value of such asset at the time of contribution determined in the manner an asset's fair market value is determined for purposes of determining the net asset value of the Shares in such Tax Partnership Series as provided in Section 7.1 hereof.

     (i) "Class" means any class of Shares within a Series as may be established and designated from time to time pursuant to Article V hereof.

     (j) "Code" means the Internal Revenue Code of 1986, as amended. A reference to a section of the Code shall refer to the corresponding provision of any successor statute.

     (k) The terms "Commission" and "Interested Person" have the meanings given them in the 1940 Act. Except as such term may be otherwise defined in conjunction with the establishment of any Series, the term "majority of the Outstanding Shares" shall have the same meaning as is assigned to the term "vote of a majority of the outstanding voting securities" in the 1940 Act.

     (l) "Company" means John Hancock Variable Insurance Portfolios, LLC.

     (m) "Company Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Company, including but not limited to any and all assets allocated or belonging to any Series or Class thereof, as the context may require.

     (n) "Continuing Shareholders" means the record owners of outstanding shares of beneficial interest of the Trust immediately before the effective time of the Conversion who, by operation of law and in accordance with the terms of the Plan of Conversion, become Shareholders of the Company at the effective time of the Conversion.

     (o) "Conversion" means the conversion of the Trust from a Massachusetts business trust to a Delaware limited liability company, in accordance with the terms of the Act, the Trust's Declaration of Trust, and the Plan of Conversion.

     (p) "Custodian" means any Person other than the Company who has custody of any Company Property as required by Section 17(f) of the 1940 Act, but does not include a system for the central handling of securities described in said
Section 17(f).

     (q) "Distributor" means the party, other than the Company, to the contract described in Section 3.1 hereof.

     (r) "Eligible Shareholder" means: (1) any life insurance company, provided it holds Shares for one or more of its segregated asset accounts or for both such accounts and its general account under the circumstances contemplated by Treasury Regulation 1.817-5(f); (2) any Series; or (3) any person that is permitted to hold Shares under the circumstances described in Treasury Regulation 1.817-5(f)(3)(ii) - (iii).

     (s) "Fundamental Restrictions" means the investment restrictions set forth in the Prospectus and Statement of Additional Information for any Series and designated as fundamental restrictions therein with respect to such Series.

     (t) "Him" and "his" shall include the feminine and neuter, as well as the masculine, genders.

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     (u) "Investment  Adviser" means the party,  other than the Company,  to the contract described in Section 3.2 hereof.

     (v) "Net Income" and "Net Loss" shall mean in the case of each Tax Partnership Series the taxable income or loss, as the case may be, of such Tax Partnership Series determined in accordance with Code Section 703(a) (for this purpose, all items of income gain, loss, or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

          (1) Any income of a Tax Partnership Series that is exempt from federal income tax and not otherwise taken into account in computing Net Income or Net Loss shall be added to such taxable income or loss;

          (2) Upon the adjustment of the Carrying Value of Company Property of a Tax Partnership Series pursuant to the definition of Carrying Value, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such Company Property for purposes of computing Net Income or Net Loss;

          (3) Gain or loss resulting from any disposition of Company Property where such gain or loss is recognized for federal income tax purposes shall be computed by reference to the Carrying Value of the Company Property disposed of; notwithstanding that the adjusted tax basis of such Company Property differs from its Carrying Value; and

          (4) Any  expenditures  of a Tax Partnership  Series  described in Code
          Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Section 1.704 1(b)(2)(iv)(i) of the Treasury Regulations, and not otherwise taken into account in computing Net Income or Net Loss, shall be subtracted from such taxable income or loss.

     (w) "Non-interested Director" has the meaning set forth in Section 4.3 hereof.

     (x) "Person" means and includes individuals, corporations, partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.

     (y) "Plan of Conversion" means the instrument, dated _____________, 200_, pursuant to which the Trust, a Massachusetts business trust, converted to a Delaware limited liability company and agreed to be bound by the terms of this Agreement.

     (z) "Prospectus" means the Prospectuses and Statements of Additional Information included in the Registration Statement of the Company under the Securities Act of 1933, as amended, as such Prospectuses and Statements of Additional Information may be amended or supplemented and filed with the Commission from time to time.

     (aa) "Series" individually or collectively means separate series of limited liability company interests, within the meaning of Section 18-215 of the Act, which represent the separately managed component(s) of the Company (or, if the Company shall have only one such component, then that one) as may be established and designated from time to time pursuant to Article V hereof, with records maintained for any such series that account for the assets associated with such series separately from the other assets of the Company and any other Series.

     (bb) "Shareholder" means a record owner of Outstanding Shares. Each Shareholder shall be a "member of the Company" for purposes of the Act and agrees to be bound by this Agreement.

     (cc) "Shares" means the units into which the limited liability company interests in the Company shall be divided from time to time, including the Shares of any and all Series or of any Class within any Series (as the context may require), and includes fractions of Shares as well as whole Shares. "Outstanding Shares" means those Shares shown from time to time on the books of the Company or its Transfer Agent as then issued and outstanding, but shall not include Shares which have been redeemed or repurchased by the Company or a Series and which are at the time held in the treasury of the Company.

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     (dd) "Tax  Allocation  Period" shall mean for each Tax  Partnership  Series each period beginning on (1) the later of: (i) the day after the end of the prior Tax Allocation Period; (ii) the date hereof; or (iii) the effective date of the creation of such Tax Partnership Series, and ending on (2) the close of business on the earlier of: (i) the next date upon which net asset value is determined under Section 7.1; (ii) the effective date of an issuance or redemption of Shares with respect to such Tax Partnership Series; (iii) the end of the Tax Year; or (iv) the date on which the Tax Partnership Series liquidates.

     (ee) "Tax Matters Partner" has the meaning set forth in Section 9.6 hereof.

     (ff) "Tax Partnership Series" has the meaning set forth in Section 9.1 hereof.

     (gg) "Tax Year" shall mean the calendar year unless otherwise required by Code Section 706 or the Treasury Regulations thereunder.

     (hh) "Transfer Agent" means any Person other than the Company who maintains the Shareholder records of the Company, such as the list of Shareholders, the number of Shares credited to each account, and the like.

     (ii) "Treasury Regulations" shall mean regulations promulgated under the Code.

     (jj) "Trust" means John Hancock Trust, formerly a Massachusetts business trust, the business and affairs of which are being continued by and through the Company as a result of the Conversion.

                                   ARTICLE II

                    BUSINESS, BOARD OF DIRECTORS AND OFFICERS

     Section 2.1 General Powers. The Company shall carry on the business of an investment company and may engage in any activity and shall possess and may exercise all the powers and privileges that are permissible under the Act.

     The Board of Directors shall have exclusive and absolute control over the Company Property and over the business of the Company and of each Series. The Board of Directors shall have power to conduct the business of the Company and of each Series and carry on its operations in any and all of its branches and maintain offices both within and without the State of Delaware, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments. Until changed by the Board of Directors, the principal office of the Company and each Series shall be in Boston, Massachusetts. The Board of Directors may also do all such other things and execute, or have executed, all such instruments as it deems necessary, proper or desirable in order to promote the interests of the Company and of each Series although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Company made by the Board of Directors in good faith shall be conclusive. In construing the provisions of this Agreement, the presumption shall be in favor of a grant of power to the Board of Directors.

     The enumeration of any specific power herein shall not be construed as limiting the aforesaid powers.

     Section 2.2 Investments. The Company and each Series, under the control of the Board of Directors, shall have the power:

     (a) To operate as and carry on the business of an investment company, and exercise all the powers necessary and appropriate to the conduct of such operations.

     (b) To invest in, hold for investment, or reinvest in, cash; securities, including common, preferred and preference stocks; warrants; subscription rights; profit-sharing interests or participations and all other contracts for or evidence of equity interests; bonds, debentures, bills, time notes and all other evidences of indebtedness; negotiable or non-negotiable instruments; government securities, including securities of any state, municipality or other political subdivision thereof, or any governmental or quasi-governmental agency or instrumentality; and money market instruments including bank certificates of deposit, finance paper, commercial paper, bankers' acceptances and all kinds of repurchase agreements, of any corporation, company, trust, association, firm or other business organization however established, and of any country, state,

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municipality   or  other   political   subdivision,   or  any   governmental  or
quasi-governmental agency or instrumentality; any other security, instrument or contract and the Company shall be deemed to have the foregoing powers with respect to any additional securities in which the Company may invest should the Fundamental Restrictions be amended.

     (c) To acquire (by purchase, subscription or otherwise), to hold, to trade in and deal in, to acquire any rights or options to purchase or sell, to sell or otherwise dispose of, to lend and to pledge any such securities, to enter into repurchase agreements, reverse repurchase agreements, firm commitment agreements, forward foreign currency exchange contracts, interest rate, mortgage, total return, credit default, currency or other swaps, and interest rate caps, floors and collars, to purchase and sell options on securities, indices, currency, swaps or other financial assets, futures contracts and options on futures contracts of all descriptions and to engage in all types of hedging, risk management or income enhancement transactions.

     (d) To exercise all rights, powers and privileges of ownership or interest in all securities and repurchase agreements included in the Company Property, including the right to vote thereon and otherwise act with respect thereto and to do all acts for the preservation, protection, improvement and enhancement in value of all such securities and repurchase agreements.

     (e) To acquire (by purchase, lease or otherwise) and to hold, use, maintain, develop and dispose of (by sale or otherwise) any property, real or personal, including cash or foreign currency, and any interest therein.

     (f) To borrow money and in this connection issue notes or other evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security the Company Property; and to endorse, guarantee, or undertake the performance of any obligation or engagement of any other person and to lend Company Property.

     (g) To aid by further investment any corporation, company, trust, association or firm, any obligation of or interest in which is included in the Company Property or in the affairs of which the Company or a Director has any direct or indirect interest; to do all acts and things designed to protect, preserve, improve or enhance the value of such obligation or interest; and to guarantee or become surety on any or all of the contracts, stocks, bonds, notes, debentures and other obligations of any such corporation, company, trust, association or firm.

     (h) To enter into a plan of distribution and any related agreements whereby the Company may finance directly or indirectly any activity which is primarily intended to result in the distribution and/or servicing of Shares.

     (i) To adopt on behalf of the Company or any Series thereof an alternative purchase plan providing for the issuance of multiple Classes of Shares (as authorized herein at Section 5.11).

     (j) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or arising out of or connected with the aforesaid business or purposes, objects or powers.

     The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Company or any Series.

     Notwithstanding any other provision herein, the Company and each Series shall have full power as contemplated in Sections 8.4 and 8.5, without any requirement of approval by Shareholders, to invest part or all of the Company Property (or part or all of the assets of any Series), or to dispose of part or all of the Company Property (or part or all of the assets of any Series) and invest the proceeds of such disposition, in securities issued by one or more other investment companies registered under the 1940 Act. Any such other investment company may be classified as a disregarded entity, partnership or corporation for federal income tax purposes.

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     The Company or any Series shall not be limited to investing in  obligations maturing before the possible dissolution of the Company or termination of such Series, nor shall the Company or any Series or the Board of Directors be limited by any law limiting the investments which may be made by fiduciaries.

     Section 2.3 Transferability of Shares. A Shareholder may not transfer Shares without first obtaining the consent of the Board of Directors, which consent shall not be unreasonably withheld, and shall in any event be given within a reasonable time after receipt of notice of the proposed transfer, provided that the Board of Directors may withhold its consent if it determines that the transfer may result in a person which is not an Eligible Shareholder becoming a record or beneficial owner of the Shares, may cause a Series to cease to be an entity (for federal income tax purposes) to which Treasury Regulation 1.817-5(f) applies, may cause a Tax Partnership Series to be treated as a "publicly traded partnership" as defined in Section 7704(b) of the Code or may result in a violation of the 1940 Act or the 1933 Act or other applicable law. Notwithstanding the foregoing, a Shareholder may transfer the Shares of which it is the record owner without obtaining the consent of the Board of Directors if the transfer is made to a successor which is an Eligible Shareholder in connection with a merger, consolidation, conversion, sale of substantially all assets or similar transaction to which the Shareholder is a party.

     Section 2.4 Issuance and Repurchase of Shares. The Company and each Series shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and, subject to the provisions set forth in Articles VI and VII and
Section 5.11 hereof, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Company or of the particular Series with respect to which such Shares are issued, whether capital or surplus or otherwise, to the full extent now or hereafter permitted by the Act.

     Section 2.5 Delegation; Committees. The Board of Directors shall have power, consistent with its continuing exclusive authority over the management of the Company and each Series and the Company Property, to delegate from time to time to such of its number or to officers, employees or agents of the Company or any Series the doing of such things and the execution of such instruments, either in the name of the Company or any Series of the Company or otherwise as the Board of Directors may deem expedient, to the same extent as such delegation is permitted by the 1940 Act.

     Section 2.6 Collection and Payment. The Company and each Series shall have power to collect all property due to the Company or such Series; to pay all claims, including taxes, against the Company Property (subject to Section 5.13 hereof); to prosecute, defend, compromise or abandon any claims relating to the Company Property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Company or such Series; and to enter into releases, agreements and other instruments.

     Section 2.7 Expenses. The Company and each Series shall have the power to incur and pay any expenses which in the opinion of the Board of Directors or the officers of the Company or such Series are necessary or incidental to carry out any of the purposes of this Agreement, and to pay reasonable compensation from the funds of the Company or such Series to the Directors. The Board of Directors shall fix the compensation of all officers, employees and Directors.

     Section 2.8 Manner of Acting.

     (a) Board of Directors Meetings. The Board of Directors may in its discretion provide for regular or stated meetings of the Board of Directors. Notice of regular or stated meetings need not be given. Meetings of the Board of Directors other than regular or stated meetings shall be held whenever called by the Chairman, the President, the Secretary or by any two of the Directors, at the time being in office. Notice of the time and place of each meeting other than regular or stated meetings shall be given by the Secretary or an Assistant Secretary or by the person calling the meeting and shall be mailed to each Director at least two days before the meeting, or shall be given by telephone, cable, wireless, facsimile or electronic means to each Director at his business address, or personally delivered to him at least one day before the meeting. Such notice may, however, be waived by any Director. Notice of a meeting need not be given to any Director if a written waiver of notice, executed by him before or after the meeting, is filed with the records of the meeting, or to any Director who attends the meeting without protesting prior thereto or at its commencement the lack of notice to him. A notice or waiver of notice need not specify the purpose of any meeting.

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     The Board of Directors may meet by means of a telephone  conference circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other and participation by such means shall be deemed to have been at a meeting held at a place designated by the Directors. Participation in a telephone conference meeting shall constitute presence in person at such meeting. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken by the Directors without a meeting, without prior notice and without a vote if a majority of the Directors consent to the action in writing and the written consents are filed with the records of the Board of Directors meetings. Such consents shall be treated as a vote for all purposes.

     (b) Board of Directors Quorum and Manner of Acting. A majority of the Directors shall be present in person at any regular or special meeting of the Board of Directors in order to constitute a quorum for the transaction of business at such meeting and (except as otherwise required by law or this Agreement) the act of a majority of the Directors present at any such meeting, at which a quorum is present, shall be the act of the Board of Directors. In the absence of a quorum, a majority of the Directors present may adjourn the meeting from time to time until a quorum shall be present. Notice of an adjourned meeting need not be given.

     (c) Committees. Effective as of the time of the Conversion, each committee of the Trustees of the Trust existing immediately prior to the Conversion, including the Audit Committee, Compliance Committee, Nominating Committee and one or more Investment Committees, shall continue as such committee of the Board of Directors of the Company, and, except as otherwise provided herein, shall have and exercise the same authority at and after the Conversion as it had and exercised immediately prior to the Conversion. Each such Committee, and such other committees as the Board of Directors may by resolution designate from time to time, shall consist of at least two Directors. The Executive Committee, if any, shall have the power to conduct the current and ordinary business of the Company while the Board of Directors is not in session, including the purchase and sale of securities and the designation of securities to be delivered upon redemption of Shares of the Company or a Series thereof, and such other powers of the Board of Directors as the Board of Directors may, from time to time, delegate to the Executive Committee except those powers which by law or the Agreement the Board of Directors is prohibited from delegating. The powers conferred upon other committee members would be subject to the same limitations as with respect to the Executive Committee. The Board of Directors may, by resolution, designate one or more alternate members of any committee to serve in the absence of any member or other alternate member of such committee. Each member and alternate member of a committee shall be a Director and shall hold office at the pleasure of the Board of Directors. The Board of Directors may designate a chairman of any such committee. In the absence of such designation a committee may elect its own Chairman. The Chairman of the Board shall be a member of the Executive Committee.

     The Board of Directors, by resolution, may also appoint a committee consisting of less than the whole number of Directors then in office, which committee may be empowered to act for and bind the Board of Directors and the Company and Series, as if the acts of such committee were the acts of all the Directors then in office, with respect to the institution, prosecution, dismissal, settlement, review or investigation of any action, suit or proceeding by or against the Company or any Series which shall be pending or threatened to be brought before any court, administrative agency or other adjudicatory body.

     (d) Committee Meetings, Quorum and Manner of Acting. The Board of Directors may: (i) provide for stated meetings of any committee; (ii) specify the manner of calling and notice required for special meetings of any committee; (iii) specify the number of members of a committee required to constitute a quorum and the number of members of a committee required to exercise specified powers delegated to such committee; (iv) authorize the making of decisions to exercise specified powers by written assent of the requisite number of members of a committee without a meeting; and (v) authorize the members of a committee to meet by means of a telephone conference circuit. Each committee shall keep regular minutes of its meetings and records of decisions taken without a meeting and cause them to be recorded in a book designated for that purpose and kept in the office of the Company.

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

     Section 2.9 Miscellaneous Powers. The Company and any Series or the Board of Directors on behalf of the Company and any Series, as appropriate, shall have the power to: (a) employ or contract with such persons as the Board of Directors may deem desirable for the transaction of the business of the Company or any Series; (b) enter into joint ventures, partnerships and any other combinations or associations; (c) remove Directors, fill vacancies in or add to or subtract from their number, elect and remove such officers and appoint and terminate such agents or employees as it considers appropriate, and appoint from its own number, and terminate, any one or more committees which may exercise some or all of the power and authority of the Board of Directors as the Board of Directors may determine; (d) purchase, and pay for out of Company Property or the Company Property of the appropriate Series of the Company, as applicable, insurance policies insuring the Shareholders, Directors, officers, employees, agents, Investment Advisers, Administrators, Distributors, selected dealers or independent contractors of the Company or a Series against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Company would have the power to indemnify such Person against such liability; (e) establish pension, profit-sharing, share purchase, and other retirement, incentive and benefit plans for any Directors, officers, employees and agents of the Company or a Series; (f) to the extent permitted by law, indemnify any Person with whom the Company or any Series thereof has dealings, including the Investment Adviser, Administrator, Distributor, Transfer Agent and selected dealers, to such extent as the Board of Directors shall determine; (g) guarantee indebtedness or contractual obligations of others; (h) determine and change the fiscal year and Tax Year of the Company or any Series thereof and the method by which its or their accounts shall be kept; (i) adopt a seal for the Company, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Company or any Series; and (j) elect to make any Federal or state income tax elections, to the extent permitted by applicable law and regulations and upon obtaining any necessary approval of the Commissioner of Internal Revenue, in such manner, as the Board of Directors determine to be most favorable to the Shareholders, and the Board of Directors may rely upon the advice of the accountants retained by the Company or a Series as to the availability and effect of all such elections.

     Section 2.10 Principal Transactions. Except for transactions not permitted by the 1940 Act or rules and regulations adopted, or orders issued, by the Commission thereunder, the Company or a Series may buy any securities from or sell any securities to, or lend any assets of the Company or any Series thereof to any Director or officer of the Company or any firm of which any such Director or officer is a member acting as principal, or have any such dealings with the Investment Adviser, Distributor or Transfer Agent or with any Interested Person of such person; and the Company or a Series thereof may employ any such Person, or firm or company in which such person is an Interested Person, as broker, legal counsel, registrar, transfer agent, distribution disbursing agent or custodian upon customary terms.

     Section 2.11 Litigation. The Company or the Board of Directors on its behalf, as appropriate, shall have the power to engage in and to prosecute, defend, compromise, abandon, or adjust by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims, and demands relating to the Company or any Series, and, subject to Section 5.13 hereof, out of the assets of the Company or any Series thereof to pay or to satisfy any debts, claims or expenses incurred in connection therewith, including those of litigation, and such power shall include without limitation the power of the Board of Directors or any appropriate committee thereof, in the exercise of their or its good faith business judgment, to dismiss any action, suit, proceeding, dispute, claim, or demand, derivative or otherwise, brought by the Company or any Series, whether or not the Company or any Series or any of the Directors may be named individually therein or the subject matter arises by reason of business for or on behalf of the Company or any Series.

     Section 2.12 Number of Directors. The number of Directors shall be such number as shall be fixed from time to time by vote of a majority of the Board of Directors, provided, however, that the number of Directors shall in no event be less than one (1).

     Section 2.13 Election and Term. The initial Directors shall be the Trustees of the Trust then in office immediately prior to the effective time of the Conversion who, by operation of law and in accordance with the Plan of Conversion, become the Directors of the Company at the effective time of the Conversion. The Directors may succeed themselves and shall be elected by the Shareholders owning of record a plurality of the Shares voting at a meeting of Shareholders on a date fixed by the Board of Directors. Except in the event of resignations or removals pursuant to Section 2.14 hereof, each Director shall hold office until the term of his office terminates in accordance with Section

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2.15 hereof.  In the event less than a majority of the Directors  holding office has been elected by Shareholders, the Directors then in office shall call a Shareholders' meeting for the election of Directors. Except for the foregoing circumstances, the Directors shall continue to hold office and may appoint successor Directors.

     Section 2.14 Resignation and Removal. Any Director may resign his position (without the need for any prior or subsequent accounting) by an instrument in writing signed by him and delivered to the Board of Directors and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any of the Directors may be removed (provided the aggregate number of Directors after such removal shall not be less than one) with cause, by the action of two-thirds of the remaining Directors or by action of Shareholders holding two-thirds of the outstanding Shares of the Company, voting as a single class (for purposes of determining the circumstances and procedures under which any such removal by the Shareholders may take place, the provisions of Section 16(c) of the 1940 Act (or any successor provisions) shall be applicable to the same extent as if the Company were subject to the provisions of that Section).

     Section 2.15 Vacancies. The term of office of a Director shall terminate and a vacancy shall occur in the event of his death, retirement, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Director. No such vacancy shall operate to annul the Agreement or to revoke any existing agency created pursuant to the terms of the Agreement. In the case of an existing vacancy, including a vacancy existing by reason of an increase in the number of Directors, subject to the provisions of
Section 16(a) of the 1940 Act, the remaining Directors shall fill such vacancy by the appointment of such other person as they in their discretion shall see fit, made by vote of a majority of the Directors then in office. Any such appointment shall not become effective, however, until the person named in the vote approving the appointment shall have accepted in writing such appointment and agreed in writing to be bound by the terms of the Agreement. An appointment of a Director may be made in anticipation of a vacancy to occur at a later date by reason of retirement, resignation or increase in the number of Directors, provided that such appointment shall not become effective prior to such retirement, resignation or increase in the number of Directors. Whenever a vacancy in the number of Directors shall occur, until such vacancy is filled as provided in this Section 2.15, the Directors in office, regardless of their number, shall have all the powers granted to the Board of Directors and shall discharge all the duties imposed upon the Board of Directors by the Agreement. The vote by a majority of the Directors in office, fixing the number of Directors, shall be conclusive evidence of the existence of such vacancy.

     Section 2.16 Delegation of Power to Other Directors. Any Director may, by power of attorney, delegate his power for a period not exceeding six (6) months at any one time to any other Director or Directors; provided that in no case shall fewer than one (1) Director personally exercise the powers granted to the Directors under this Agreement except as herein otherwise expressly provided.

     Section 2.17 Officers and Chairman.

     (a) General Provisions. The officers of the Company and any Series shall be a President, a Treasurer, a Secretary and a Chief Compliance Officer, who shall be elected by the Board of Directors. The Board of Directors may elect or appoint such other officers or agents as the business of the Company may require, including one or more Vice Presidents, one or more Assistant Secretaries, and one or more Assistant Treasurers. The Board of Directors may delegate to any officer or committee the power to appoint any subordinate officers or agents.

     (b) Election, Term of Office and Qualifications. The officers of the Company and any Series thereof shall be elected by the Board of Directors. Each officer elected by the Board of Directors shall hold office at the pleasure of the Board of Directors. Any two or more offices may be held by the same person. The Chairman of the Board shall be selected from among the Board of Directors and may hold such office only so long as he/she continues to be a Director. Any Director or officer may be but need not be a Shareholder of the Company. The initial officers of the Company shall be officers of the Trust then in office immediately prior to the effective time of the Conversion who, by operation of law and in accordance with the Plan of Conversion, become the officers of the Company at the effective time of the Conversion. The initial Chairman of the Board of Directors of the Company shall be the Chairman of the Board of Trustees of the Trust then in office immediately prior to the effective time of the Conversion who, by operation of law and in accordance with the Plan of Conversion, becomes the Chairman of the Board of Directors of the Company at the effective time of the Conversion.

     (c) Removal. Except for the Chief Compliance Officer, the Directors, at any regular or special meeting of the Board of Directors, may remove any officer with or without cause, by a vote of a majority of the Board of Directors then in office. Any officer or agent appointed by an officer or committee may be removed with or without cause by such appointing officer or committee.

     (d) Powers and Duties of the Chairman. The Chairman shall preside at the meetings of the Shareholders and of the Board of Directors. He may call meetings of the Board of Directors and of any committee thereof whenever he deems it necessary.

     (e) Powers and Duties of the Vice Chairmen. The Board of Directors may, but need not, appoint one or more Vice Chairmen of the Company. The Vice Chairman shall perform such duties as may be assigned to him or her from time to time by the Board of Directors or the Chairman.

     (f) Powers and Duties of the President. The President shall be the chief executive officer of the Company and shall preside at all meetings of the Board of Directors and Shareholders in the absence of the Chairman. Subject to the control of the Board of Directors and to the control of any committees of the Board of Directors, within their respective spheres as provided by the Board of Directors, he shall at all times exercise general supervision over the business and policies of the Company and each Series. He shall have the power to employ attorneys and counsel for the Company or any Series or Class thereof and to employ such subordinate officers, agents, clerks and employees as he may find necessary to transact the business of the Company or any Series or Class thereof. He shall also have the power to grant, issue, execute or sign such powers of attorney, proxies or other documents as may be deemed advisable or necessary in furtherance of the interests of the Company or any Series thereof. The President shall have such other powers and duties, as from time to time may be conferred upon or assigned to him by the Board of Directors. The President shall serve as the Company's principal executive officer for purposes of reports to the Commission under the 1934 Act (or comparable successor statute), unless the Board of Directors designates otherwise.

     (g) Powers and Duties of Vice Presidents. In the absence or disability of the President, the Vice President or, if there be more than one Vice President, any Vice President designated by the Board of Directors, shall perform all the duties and may exercise any of the powers of the President, subject to the control of the Board of Directors. Each Vice President shall perform such other duties as may be assigned to him from time to time by the Board of Directors and the President.

     (h) Powers and Duties of the Treasurer. The Treasurer shall be the principal financial and accounting officer of the Company. He shall deliver all funds of the Company or any Series or Class thereof which may come into his hands to such Custodian as the Board of Directors may employ. He shall render a statement of condition of the finances of the Company or any Series or Class thereof to the Board of Directors as often as it shall require the same, and he shall in general perform all the duties incident to the office of a Treasurer and such other duties as from time to time may be assigned to him by the Board of Directors. The Treasurer shall give a bond for the faithful discharge of his duties, if required so to do by the Board of Directors, in such sum and with such surety or sureties as the Board of Directors shall require.

     (i) Powers and Duties of the Secretary. The Secretary shall keep the minutes of all meetings of the Board of Directors and of the Shareholders in proper books provided for that purpose; he shall have custody of the seal of the Company; he shall have charge of the Share transfer books, lists and records unless the same are in the charge of a transfer agent. He shall attend to the giving and serving of all notices by the Company in accordance with the provisions of this Agreement and as required by law; and subject to this Agreement, he shall in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Board of Directors.

     (j) Powers and Duties of the Chief Compliance Officer. The Chief Compliance Officer shall be responsible for administering the Company's policies and procedures reasonably designed to prevent violation of the federal securities laws. The Chief Compliance Officer shall report directly to Board of Directors. The Chief Compliance Officer must annually furnish the Board of Directors with a written report on the operation of the Company's policies and procedures and those of its service providers.

     (k) Powers and Duties of Assistant Treasurers. In the absence or disability of the Treasurer, any officer designated by the Board of Directors shall perform all the duties, and may exercise any of the powers, of the Treasurer. Each officer shall perform such other duties as from time to time may be assigned to him by the Board of Directors. Each officer performing the duties and exercising the powers of the Treasurer, if any, and any Assistant Treasurer, shall give a bond for the faithful discharge of his duties, if required so to do by the Board of Directors, in such sum and with such surety or sureties as the Board of Directors shall require.

     (l) Powers and Duties of Assistant Secretaries. In the absence or disability of the Secretary, any Assistant Secretary designated by the Board of Directors shall perform all the duties, and may exercise any of the powers, of the Secretary. Each Assistant Secretary shall perform such other duties as from time to time may be assigned to him by the Board of Directors.

     (m) Resignation. Any officer may resign at any time by written instrument signed by such officer and delivered to the Chairman, the President or the Secretary or to a meeting of the Board of Directors. Such resignation shall be effective upon receipt unless specified to be effective at some other time.

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

     (n) Compensation of Officers and Directors and Members of the Advisory Board. Subject to any applicable provisions of this Agreement, the compensation of the officers and Directors and members of an advisory board shall be fixed from time to time by the Board of Directors or, in the case of officers, by any committee or officer upon whom such power may be conferred by the Board of Directors. No officer shall be prevented from receiving such compensation as such officer by reason of the fact that he is also a Director.

     (o) Designation and Compensation of Chief Compliance Officer. The designation and compensation of the Chief Compliance Officer must be approved by a majority of the entire Board of Directors, including a majority of the Non-interested Directors. The Chief Compliance Officer can be removed from that position only by action of (and with the approval of) a majority of the entire Board of Directors, including a majority of the Non-interested Directors. The Chief Compliance Officer must meet, no less frequently than annually, separately with the Non-interested Directors.

     Section 2.18 Director Emeritus. The Board of Directors may, from time to time, in its discretion, confer upon such of its former members as it may determine the title of "Director Emeritus." Such title shall be honorary in nature, and persons upon whom the title may be conferred shall not be members of the Board of Directors, shall not vote upon matters submitted to a vote of the Board of Directors (or any committee thereof), and shall serve as Director Emeritus pursuant to such policies and procedures as the Board of Directors may establish from time to time.

     A Director Emeritus shall be entitled to attend all Board of Directors meetings. The Director Emeritus shall also attend meetings of such committees of the Board of Directors and perform such other duties as the Chairman of the Board of Directors may request from time to time. For his or her services, a Director Emeritus shall be entitled to receive such compensation from the Company as the Board of Directors shall determine from time to time.

                                   ARTICLE III

                                    CONTRACTS

     Section 3.1 Distribution Contract. The Company may from time to time enter into an exclusive or non-exclusive distribution contract or contracts providing for the sale of the Shares to net the Company or the applicable Series of the Company not less than the amount provided for in Section 7.1 of Article VII hereof, whereby the Company may either agree to sell the Shares to the other party to the contract or appoint such other party as their sales agent for the Shares, and in either case on such terms and conditions, if any, as may be prescribed in this Agreement, and such further terms and conditions as the Board of Directors may in its discretion determine not inconsistent with the provisions of this Article III; and such contract may also provide for the repurchase of the Shares by such other party as agent of the Company.

     Section 3.2 Advisory or Management Contract. The Company or any Series may from time to time enter into one or more investment advisory or management contracts or, if the Company has multiple Series, separate investment advisory or management contracts with respect to one or more Series whereby the other party or parties to any such contracts shall undertake to furnish the Company or such Series management, investment advisory, administration, accounting, legal, statistical and research facilities and services, promotional or marketing activities, and such other facilities and services, if any, as the Board of Directors shall from time to time consider desirable and all upon such terms and conditions as the Board of Directors may in its discretion determine. Notwithstanding any provisions of the Agreement, the Company or a Series may authorize the Investment Advisers, or any of them, under any such contracts (subject to such general or specific instructions as the Board of Directors may from time to time adopt) to effect purchases, sales, loans or exchanges of portfolio securities and other investments of the Company or such Series or may authorize any officer, employee or Director to effect such purchases, sales, loans or exchanges pursuant to recommendations of such Investment Advisers, or any of them (and all without further action by the Board of Directors). Any such purchases, sales, loans and exchanges shall be deemed to have been authorized by the Board of Directors. The Board of Directors may, in its sole discretion, call a meeting of Shareholders in order to submit to a vote of Shareholders at such meeting the approval or continuance of any such investment advisory or management contract. If the Shareholders of any one or more of the Series of the Company should fail to approve any such investment advisory or management contract, the Investment Adviser may nonetheless serve as Investment Adviser with respect to any Series whose Shareholders approve such contract. To the extent consistent with the 1940 Act and the positions of the Commission and its staff thereunder, the Company shall not be required to submit an investment advisory or management contract to Shareholders for their approval.

     Section 3.3 Administration Agreement. The Company or a Series may from time to time enter into an administration agreement or, if the Company has multiple Series or Classes, separate administration agreements with respect to each Series or Class, whereby the other party to such agreement shall undertake to manage the business affairs of the Company or of a Series or Class thereof and furnish the Company or a Series or a Class thereof with office facilities, and shall be responsible for the ordinary clerical, bookkeeping and recordkeeping services at such office facilities, and other facilities and services, if any, and all upon such terms and conditions as the Board of Directors may in its discretion determine.

     Section 3.4 Service Agreement. The Company or a Series may from time to time enter into Service Agreements with respect to one or more Series or Classes thereof whereby the other parties to such Service Agreements will provide administration and/or support services pursuant to administration plans and service plans, and all upon such terms and conditions as the Board of Directors may in its discretion determine.

     Section 3.5 Transfer Agent. The Company may from time to time enter into a transfer agency and shareholder service contract whereby the other party to such contract shall undertake to furnish transfer agency and shareholder services to the Company. The contract shall have such terms and conditions as the Board of Directors may in its discretion determine not inconsistent with the Agreement. Such services may be provided by one or more Persons.

     Section 3.6 Custodian. The Company or a Series may appoint or otherwise engage one or more banks or trust companies, each having an aggregate capital, surplus and undivided profits (as shown in its last published report) of at least two million dollars ($2,000,000) to serve as Custodian with authority as its agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained herein. The Company or a Series may also authorize the Custodian to employ one or more sub-custodians, including such foreign banks and securities depositories as meet the requirements of applicable provisions of the 1940 Act, and upon such terms and conditions as may be agreed upon between the Custodian and such sub-custodian, to hold securities and other assets of the Company or such Series and to perform the acts and services of the Custodian, subject to applicable provisions of law and such resolutions as may be adopted by the Board of Directors.

     Section 3.7 Affiliations of Directors or Officers. The fact that:

     (i) any of the Shareholders, Directors or officers of the Company or any Series thereof is a shareholder, equityholder, director, officer, partner, trustee, employee, manager, adviser or distributor of or for any partnership, corporation, trust, association or other organization or of or for any parent or affiliate of any organization, with which a contract of the character described in Sections 3.1, 3.2, 3.3 or 3.4 above or for services as Custodian, Transfer
Agent or disbursing agent or for providing accounting, legal and printing services or for related services may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder of or has an interest in the Company, or that

     (ii) any partnership, corporation, trust, association or other organization with which a contract of the character described in Sections 3.1, 3.2, 3.3 or
3.4 above or for services as Custodian, Transfer Agent or disbursing agent or for related services may have been or may hereafter be made also has any one or more of such contracts with one or more other partnerships, corporations, trusts, associations or other organizations, or has other business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Director or officer of the Company from voting upon or executing the same or in and of itself create any liability or accountability to the Company or its Shareholders.

     Section 3.8 Compliance with 1940 Act. Any contract entered into pursuant to Sections 3.1 or 3.2 shall be consistent with and subject to the requirements of
Section 15 of the 1940 Act (including any amendment thereof or other applicable Act of Congress hereafter enacted), as modified by any applicable order or orders of the Commission, with respect to its continuance in effect, its termination and the method of authorization and approval of such contract or renewal thereof.

                                   ARTICLE IV

         LIMITATIONS OF LIABILITY OF SHAREHOLDERS, DIRECTORS AND OTHERS

     Section 4.1 No Personal Liability of Shareholders, Directors To the fullest extent permitted by law, no Shareholder shall be subject to any personal liability whatsoever to any person in connection with Company Property or the acts, obligations or affairs of the Company or any Series thereof. To the fullest extent permitted by law, no Director, officer, employee or agent of the Company or any Series thereof shall be subject to any personal liability whatsoever to any person, other than to the Company or its Shareholders, in connection with Company Property or the affairs of the Company, except to the extent arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such person; and all such persons shall look solely to the Company Property, or to the Company Property of one or more specific Series of the Company if the claim arises from the conduct of such Director, officer, employee or agent with respect to only such Series, for satisfaction of claims of any nature arising in connection with the affairs of the Company or any Series. To the fullest extent permitted by law, if any Shareholder, Director, officer, employee, or agent, as such, of the Company or any Series thereof, is made a party to any suit or proceeding to enforce any such liability of the Company or any Series thereof, he shall not, on account thereof, be held to any personal liability. To the fullest extent permitted by law, the Company shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such
Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) out of the Company Property for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The indemnification and reimbursement required by the preceding sentence shall be made only out of Company Property of the one or more Series whose Shares were held by said Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section 4.1 shall neither impair any other right to which such
Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Company or any Series thereof to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

     Section 4.2 Non-Liability of Directors. No Director, officer, employee or agent of the Company or any Series thereof shall be liable to the Company or to any Shareholder, Director, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Director to redress a breach of duty owed by such person by virtue of his having been or being a Director) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Section 4.3 Mandatory Indemnification.

     (a) Subject to the exceptions and limitations contained in paragraph (b) below:

     (i) every person who is, or has been, a Director, officer, employee or agent of the Company (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) shall be indemnified by the Company, or by one or more Series thereof if the claim arises from his or her conduct with respect to only such Series (unless the Series was terminated prior to any such liability or claim being known to the Board of Directors, in which case such obligations, to the extent not satisfied out of the assets of a Series, the obligation shall be an obligation of the Company), to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Director or officer and against amounts paid or incurred by him in the settlement thereof; (ii) the words "claim," "action," "suit," or

     "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     (b) No indemnification shall be provided hereunder to a Director or officer:

     (i) against any liability to the Company, a Series thereof or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;
     (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith and in the reasonable belief that his action was in the best interest of the Company or a Series thereof;
     (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(ii) resulting in a payment by a Director or officer, unless there has been a determination that such Director or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:
          (A) by the court or other body approving the settlement or other disposition;
          (B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the
          Non-interested Directors acting on the matter (provided that a majority of the Non-interested Directors then in office acts on the matter) or (y) written opinion of independent legal counsel; or
          (C) by a vote of a majority of the Outstanding Shares entitled to vote (excluding Shares owned of record or beneficially by such individual), voting as a single class.

     (c) The rights of indemnification herein provided may be insured against by policies maintained by the Company, shall be severable, shall not affect any other rights to which any Director or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Director or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Company or any Series thereof other than Directors and officers may be entitled by contract or otherwise under law.

     (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this
Section 4.3 may be advanced by the Company or a Series thereof prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

     (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Company or Series thereof shall be insured against losses arising out of any such advances; or (ii) a majority of the Non-interested Directors acting on the matter (provided that a majority of the Non-interested Directors act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

     As used in this Section 4.3, a "Non-interested Director" is one who (i) is not an Interested Person of the Company (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (ii) is not involved in the claim, action, suit or proceeding.

     Section 4.4 No Bond Required of Directors. No Director shall be obligated to give any bond or other security for the performance of any of his duties hereunder.

     Section 4.5 No Duty of Investigation; Notice in Company Instruments. No purchaser, lender, transfer agent or other Person dealing with the Company or any Director, officer, employee or agent of the Company or a Series thereof shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Company or by said Director, officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Company or of said Director, officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Company or a Series thereof or undertaking, and every other act or thing whatsoever executed in connection with the Company shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Directors under this Agreement or in their capacity as officers, employees or agents of the Company or a Series thereof. Every written obligation, contract, instrument, certificate, Share, other security of the Company or a Series thereof or undertaking made or issued by or on behalf of the Company may recite that the obligations of the Company or a Series thereof under any such instrument are not binding upon any of the Directors or Shareholders individually, but bind only the Company Property, or the Company Property of the applicable Series, and may contain any further recital which they may deem appropriate, but the omission of such recital shall not operate to bind the Directors or Shareholders individually. The Company shall at all times maintain insurance for the protection of the Company Property or the Company Property of the applicable Series, its Shareholders, Directors, officers, employees and agents in such amount as the Board of Directors shall deem adequate to cover possible tort liability, and such other insurance as the Board of Directors in its sole judgment shall deem advisable.

     Section 4.6 Reliance on Experts. A Director, officer or employee (or a liquidating trustee) of the Company or a Series shall be fully protected in relying in good faith upon the records of the Company or such Series and upon information, opinions, reports or statements presented by another Director, officer or employee (or liquidating trustee) of the Company or a Series, or by a committee of the Company or the Board of Directors, or by any other Person as to matters the Director, officer or employee (or liquidating trustee) reasonably believes are within such other Person's professional or expert competence, including (but not limited to) information, opinions, reports or statements as to, among other matters, the value and amount of the assets, liabilities, profits or losses of the Company or a Series, or the value and amount of assets or reserves or contracts, agreements or other undertakings that would be sufficient to pay claims and obligations of the Company or a Series or to make reasonable provision to pay such claims and obligations, or any other facts pertinent to the existence and amount of assets from which distributions to Shareholders or creditors might properly be paid.

                                    ARTICLE V

                  SHARES OF LIMITED LIABILITY COMPANY INTEREST

     Section 5.1 Limited Liability Company Interests. Limited liability company interests of the Company shall be divided into Shares without par value. The number of such Shares of limited liability company interest authorized hereunder is unlimited. The Board of Directors shall have the exclusive authority without the requirement of Shareholder approval to establish and designate from time to time one or more Series of Shares and one or more Classes thereof as the Board of Directors deems necessary or desirable. The Board of Directors shall also have the exclusive authority without the requirement of Shareholder approval to designate from time to time any Class of Shares of a Series as a separate Series of Shares and to allocate the assets, liabilities and expenses attributable to such Class of Shares to such separate Series of Shares, provided that the preferences, privileges and rights of such separate Series of Shares are not materially, adversely different from the preferences, privileges and rights of such Class of Shares. Each Share of any Series shall represent an equal proportionate Share in the assets of that Series with each other Share in that Series. Subject to the provisions of Section 5.11 hereof, the Board of Directors may also authorize the creation of additional Series of Shares (the proceeds of which may be invested in separate, independently managed portfolios) and additional Classes of Shares within any Series. All Shares issued hereunder including, without limitation, Shares issued in connection with a distribution of Shares or a split in Shares, shall be fully paid and nonassessable.

     Section 5.2 Rights of Shareholders. The ownership of the Company Property of every description is vested in the Company or the applicable Series and the right to conduct any business hereinbefore described is vested exclusively in the Board of Directors, and the Shareholders shall have no interest therein other than the limited liability company interest conferred by their Shares, and, to the fullest extent permitted by law, they shall have no right to call for any partition or division of any property, profits, rights or interests of the Company, nor can they be called upon to share or assume any losses of the Company or suffer an assessment of any kind by virtue of their ownership of

Shares. The Shares shall be personal property giving only the rights specifically set forth in this Agreement. The Shares shall not entitle the holder thereof to preference, preemptive, appraisal, conversion or exchange rights, except as the Board of Directors may determine with respect to any Series or Class of Shares.

     Section 5.3 Admission as Shareholder.. Notwithstanding any other provision of this Agreement, a Person shall be admitted as a Shareholder of the Company upon such Person's acquisition of a Share and the reflection thereof on the record of Shareholders, without any further action required of any Person, and such Shareholder shall be deemed to have agreed to be bound by this Agreement upon such acquisition of a Share

     Section 5.4 Issuance of Shares. The Company may issue Shares only to Eligible Shareholders. Subject to the preceding sentence, the Company may, from time to time without a vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times and on such terms as the Board of Directors may deem best, in its sole discretion, except that only Shares previously contracted to be sold may be issued during any period when the right of redemption is suspended pursuant to Section 6.9 hereof, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses. In connection with any issuance of Shares, the Company may issue fractional Shares and Shares held in the treasury. The Board of Directors may from time to time divide or combine the Shares of the Company or, if the Shares be divided into Series or Classes, of any Series or any Class thereof of the Company, into a greater or lesser number without thereby changing the proportionate limited liability company interest in the Company or in the Company Property allocated or belonging to such Series or Class. Contributions to the Company or Series thereof may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/1000ths of a Share or integral multiples thereof.

     Section 5.5 Register of Shares. A register shall be kept at the principal office of the Company or an office of the Transfer Agent, which shall contain the names and addresses of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Such register shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any distribution, nor to have notice given to him as provided herein, until he has given his address to the Transfer Agent or such other officer or agent of the Company as shall keep the said register for entry thereon. It is not contemplated that certificates will be issued for the Shares; however, the Board of Directors, in its discretion, may authorize the issuance of Share certificates and promulgate appropriate rules and regulations as to their use.

     Section 5.6 Transfer of Shares. Shares may be transferred only to Eligible Shareholders. Shares that may be transferred pursuant to Section 2.3 hereof shall be transferable on the records of the Company only by the record holder thereof or by his agent thereunto duly authorized in writing, upon delivery to the Company or the Transfer Agent of a duly executed instrument of transfer, together with such evidence of the genuineness of each such execution and authorization and of other matters as may reasonably be required. Upon such delivery the transfer shall be recorded on the register of the Company. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Company nor any transfer agent or registrar nor any Director, officer, employee or agent of the Company shall be affected by any notice of the proposed transfer. Any person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Company or the Transfer Agent, but until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Company nor any Transfer Agent or registrar nor any Director, officer or agent of the Company shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

     Section 5.7 Notices Any and all notices to which any Shareholder may be entitled and any and all communications shall be deemed duly served or given if mailed, postage prepaid, addressed to any Shareholder of record at his last known address as recorded on the register of the Company.

     Section 5.8 Treasury Shares. Shares held in the treasury shall, until resold pursuant to Section 5.4, not confer any voting rights on the Company or the Board of Directors, nor shall such Shares be entitled to any distributions declared with respect to the Shares.

     Section 5.9 Voting Powers. Only Shareholders of record shall be entitled to vote. The Shareholders shall have power to vote only: (i) for the election of Directors as provided in Section 2.13; (ii) with respect to any investment advisory contract entered into pursuant to Section 3.2 submitted to Shareholders for their approval; (iii) with respect to termination or dissolution, as applicable, of the Company or a Series or Class thereof to the limited extent and as provided in Section 8.2; (iv) with respect to any amendment of this Agreement to the limited extent and as provided in Section 8.3; (v) with respect to a merger, consolidation, conversion or sale of assets to the limited extent and as provided in Section 8.4; (vi) with respect to any plan adopted pursuant to Rule 12b-1 (or any successor rule) under the 1940 Act, and related matters; and (vii) with respect to such additional matters relating to the Company as may be required by this Agreement, or any registration of the Company as an investment company under the 1940 Act with the Commission (or any successor agency) or as the Board of Directors may consider necessary or desirable. As determined by the Board of Directors without the vote or consent of Shareholders, on any matter submitted to a vote of Shareholders either: (i) each whole Share shall entitle the holder to one vote as to any matter on which it is entitled to vote and each fractional Share shall entitle the holder to a proportionate fractional vote; or (ii) the holder of each dollar of net asset value (number of Shares owned times net asset value per share of such Series or Class, as applicable) shall be entitled to one vote on any matter on which such Shares are entitled to vote and the holder of each fractional dollar amount shall be entitled to a proportionate fractional vote. The Board of Directors may, in conjunction with the establishment of any further Series or any Classes of Shares, establish conditions under which the several Series or Classes of Shares shall have separate voting rights or no voting rights. There shall be no cumulative voting in the election of Directors. Until Shares are issued, the Board of Directors may exercise all rights of Shareholders and may take any action required by law or this Agreement to be taken by Shareholders.

     Section 5.10 Shareholder Meetings and Voting

     (a) Meetings of Shareholders. No annual or regular meetings of Shareholders are required. Special meetings of the Shareholders, including meetings involving only the holders of Shares of one or more but less than all Series or Classes thereof, may be called at any time by the Chairman of the Board of Directors or the President or any Vice-President of the Company, and shall be called by the President or the Secretary of the Company at the request, in writing or by resolution, of a majority of the Board of Directors, or at the written request of the holder or holders of ten percent (10%) or more of the total number of Outstanding Shares of the Company entitled to vote at such meeting. Meetings of the Shareholders of any Series shall be called by the President or the Secretary at the written request of the holder or holders of ten percent (10%) or more of the total number of Outstanding Shares of such Series of the Company entitled to vote at such meeting. Any such request shall state the purpose of the proposed meeting. Meetings of Shareholders of the Company or a Series or Class thereof may be held at such place within or without the State of Delaware as the Board of Directors shall designate.

     (b) Notice of Meetings. Notice of all meetings of the Shareholders, stating the time, place and purposes of the meeting, shall be given by the Board of Directors by delivering (by electronic, telephonic, facsimile or computerized means or other alternative means as may be approved by resolutions adopted by the Board of Directors) or mailing to each Shareholder at his address as recorded on the register of the Company mailed at least seven (7) days before the meeting, provided, however, that notice of a meeting need not be given to a Shareholder to whom such notice need not be given under the proxy rules of the Commission under the 1940 Act and the Securities Exchange Act of 1934, as amended. Any adjourned meeting may be held as adjourned without further notice. No notice need be given to any Shareholder who shall have failed to inform the Company of his current address or if a written waiver of notice, executed before or after the meeting by the Shareholder or his attorney thereunto authorized, is filed with the records of the meeting.

     (c) Record Date for Meetings and Other Purposes. For the purpose of determining the Shareholders who are entitled to notice of and to vote at any meeting, or to participate in any distribution, or for the purpose of any other action, the Board of Directors may from time to time close the transfer books for such period, not exceeding sixty (60) days, as the Directors may determine; or without closing the transfer books the Directors may fix a date not more than ninety (90) days prior to the date of any meeting of Shareholders or distribution or other action as a record date for the determination of the persons to be treated as Shareholders of record for such purposes.

     (d) Proxies. At any meeting of Shareholders, any holder of Shares entitled to vote thereat may vote by proxy, provided that either: (i) an instrument authorizing such proxy to act is executed in writing by the Shareholder or by his duly authorized attorney in fact (who may be so authorized by a writing or by any non-written means permitted by the laws of the State of Delaware) and dated not more than eleven (11) months before the meeting unless the instrument specifically provides for a longer period; or (ii) such proxy to act is authorized by such electronic, telephonic, computerized or other alternative means as may be approved by a resolution adopted by the Board of Directors, which authorization is received not more than eleven (11) months before the meeting. Proxies may be solicited in the name of one or more Directors or one or more of the officers of the Company. When any Share is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Share, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Share. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. The placing of a Shareholder's name on a proxy pursuant to telephonic or electronically transmitted instructions obtained pursuant to procedures reasonably designed to verify that such instructions have been authorized by such Shareholder shall constitute execution of such proxy by or on behalf of such Shareholder.

     (e) Abstentions and Broker Non-Votes. Outstanding Shares represented in person or by proxy (including Broker Non-Votes and Shares the holders of which abstain from voting with respect to one or more proposals presented for Shareholder approval) will be counted for purposes of determining whether a quorum is present at a meeting. Except as otherwise provided by law, abstentions will be treated as Shares that are present and entitled to vote for purposes of determining the number of Shares that are present and entitled to vote with respect to any particular proposal, but will not be counted as a vote cast on such proposal. A "Broker Non-Vote" occurs if a broker or nominee holding Shares in "street name" indicates on the proxy that it does not have discretionary authority to vote as to a particular proposal. Except as otherwise provided by law, Broker Non-Votes will be treated as present and entitled to vote for purposes of determining the number of Shares that are present and entitled to vote with respect to such proposal, but will not be counted as a vote cast on such proposal.

     (f) Quorum. Except as otherwise provided by law or this Agreement, the holders of thirty percent of the Shares issued and outstanding and entitled to vote at the meeting, present in person, present by means of remote communication in a manner, if any, authorized by the Board of Directors in its sole discretion, or represented by proxy, shall constitute a quorum for the transaction of business. A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum.

     (g) Action Without Meeting. Any action that may be taken by Shareholders may be taken without a meeting, without prior notice and without a vote if a majority of the Outstanding Shares entitled to vote on the matter (or such larger proportion thereof as shall be required by law or this Agreement) consent to the action in writing and the written consents are filed with the records of the meetings of Shareholders. Such consents shall be treated for all purposes as a vote taken at a meeting of Shareholders.

     (h) Action at Meeting. When a quorum is present at any meeting, any matter other than the election of Directors to be voted upon by the Shareholders at such meeting shall be decided by the vote of the holders of Shares having a majority of the votes cast by the holders of all of the Shares present or represented and voting on such matter (or if there are two or more Series or Classes of Shares entitled to vote as separate Series or Classes, then in the case of each such Series or Class, the holders of a majority of the Shares of that Series or Class present or represented and voting on such matter), except when a different vote is required by law or this Agreement. When a quorum is present at any meeting, any election by Shareholders of Directors shall be determined by a plurality of the votes cast by the Shareholders entitled to vote on the election.

     (i) Inspection of Records. Shareholders of the Company and each Series thereof shall have the right, subject to such reasonable standards as may be established from time to time by the Board of Directors, to obtain from the Company or such Series upon reasonable demand and for any purpose reasonably related to such Shareholder's interest in the Company or such Series, the information described in Section 18-305(a) of the Act; provided, however, that the Company need not make available to any Shareholder, and may keep confidential, for any reasonable period of time, any such information reasonably believed by the Company to be in the nature of trade secrets or other information the disclosure of which the Company in good faith believes is not in the best interest of the Company or a Series, could damage the Company or a Series or the business of either or is prohibited by applicable law or regulation or by an agreement with a third party to keep such information confidential.

     Section 5.11 Series or Class Designation.

     (a) Without  limiting the  authority of the Board of Directors set forth in
Section 5.1 to establish and designate any further Series or Classes, the Series identified on Attachment A hereto, each consisting of the Classes identified thereon, are hereby established (the "Initial Series").

     (b) The Shares of the Initial Series and Classes thereof herein established and designated and any Shares of any further Series and Classes thereof that may from time to time be established and designated by the Board of Directors have been or shall be established and designated, and the variations in the relative rights and preferences as between the different Series shall be fixed and determined (unless the Board of Directors otherwise determines with respect to further Series or Classes at the time of establishing and designating the same) as set forth in the Prospectus, as amended from time to time; provided, that all Shares shall be identical except that there may be variations so fixed and determined between different Series or Classes thereof (including, with respect to future Series or Classes of Shares, variations that cause such Series or Class of Shares to be senior to existing Series or Classes of Shares) as to investment objective, policies and restrictions, purchase price, payment obligations, distribution expenses, right of redemption, special and relative rights as to distributions on liquidation, conversion rights, exchange rights, and conditions under which the several Series or Classes shall have separate or different voting rights, all of which are subject to the limitations set forth below. All references to Shares in this Agreement shall be deemed to be Shares of any or all Series or Classes as the context may require.

     (c) As to any Initial Series and Classes herein established and designated and any further division of Shares of the Company into additional Series or Classes, the following provisions shall be applicable:

    (i)The number of authorized Shares and the number of Shares of each Series or Class thereof that may be issued shall be unlimited. The Board of Directors may classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any Series or Class into one or more Series or one or more Classes that may be established and designated from time to time. The Board of Directors may hold as treasury shares (of the same or some other Series or Class), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any Series or Class reacquired by the Company, at its discretion, from time to time.
   (ii)All consideration received by the Company for the issue or sale of Shares of a particular Series or Class thereof, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors of such Series, and shall be so recorded upon the books of account of the Company. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series, the Board of Directors shall allocate them among any one or more of the Series established and designated from time to time in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable. Each such allocation by the Board of Directors shall be conclusive and binding upon the Shareholders of all Series for all purposes. No holder of Shares of any Series shall have any claim on or right to any assets allocated or belonging to any other Series.
  (iii)The assets belonging to each particular Series shall be charged with the liabilities of the Company in respect of that Series or the appropriate Class or Classes thereof and all expenses, costs, charges and reserves attributable to that Series or Class or Classes thereof, and any general liabilities, expenses, costs, charges or reserves of the Company, which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Board of Directors to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Board of Directors shall be conclusive and binding upon the Shareholders of all Series and Classes for all purposes. The assets of a particular Series of the Company shall under no circumstances be charged with liabilities attributable to any other Series or Class thereof of the Company. All persons extending credit to, or contracting with or having any claim against a particular Series or Class of the Company shall look only to the assets of that particular Series for payment of such credit, contract or claim.
   (iv)The power of the  Company  to make  distributions  shall be  governed  by
       Section 7.2 of this Agreement. With respect to any Series or Class, distributions on Shares of a particular Series or Class may be paid with such frequency as the Board of Directors may determine, which may be daily or otherwise, pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board of Directors may determine, to the holders of Shares of that Series or Class, from such of the income and capital gains, accrued or realized, from the assets belonging to that Series, as the Board of Directors may determine, after providing for actual and accrued liabilities belonging to that Series or Class. All distributions on Shares of a particular Series or Class shall be distributed pro rata to the Shareholders of that Series or Class in proportion to the number of Shares of that Series or Class held by such Shareholders at the time of record established for the payment of such distribution.
    (v)Each Share of a Series of the Company or Class thereof shall represent a limited liability company interest in the Company with respect to the net assets of such Series. Each holder of Shares of a Series or Class thereof shall be entitled to receive his pro rata share of distributions of income and capital gains made with respect to such Series or Class thereof net of expenses. Upon redemption of his Shares or indemnification for liabilities incurred by reason of his being or having been a Shareholder of a Series or Class thereof, such Shareholder shall be paid solely out of the funds and property of such Series of the Company. Upon liquidation or termination of a Series or Class thereof of the Company, subject to satisfaction of liabilities to creditors, Shareholders of such Series or Class thereof shall be entitled to receive a pro rata share of the net assets of such Series, provided that, upon the liquidation of a Tax Partnership Series, any Company Property of such Tax Partnership Series remaining after the payment of, or provision for the payment of, any liabilities of such Tax Partnership Series shall be distributed to its Shareholders in proportion to, and in return of, their positive Capital Account balances determined after having reflected in such Capital Accounts all adjustments, including adjustments for the Tax Year of such Tax Partnership Series during which the liquidation occurs, as are required by this Agreement. To the fullest extent permitted by law, a Shareholder of a particular Series of the Company shall not be entitled to participate in a derivative or class action on behalf of any other Series or the Shareholders of any other Series of the Company.
   (vi)On each matter submitted to a vote of Shareholders, all Shareholders of all Series and Classes shall vote as a single class; provided, however, that: (1) as to any matter with respect to which a separate vote of the Shareholders of any Series or Class is required by the 1940 Act or is required by attributes applicable to any Series or Class or is required by any Rule 12b-1 plan, such requirements as to a separate vote by the Shareholders of that Series or Class shall apply; (2) to the extent that a matter referred to in clause (1) above, affects more than one Class or Series and the interests of each such Class or Series in the matter are identical, then, subject to clause (3) below, the Shares of all such affected Classes or Series shall vote as a single class; (3) as to any matter which does not affect the interests of a particular Series or
       Class, only the holders of Shares of the one or more affected Series or Classes shall be entitled to vote; and (4) the provisions of the following sentence shall apply. On any matter that pertains to any particular Class of a particular Series or to any Class expenses with respect to any Series which matter may be submitted to a vote of Shareholders, only Shares of the affected Class or that Series, as the case may be, shall be entitled to vote except that: (i) to the extent said matter affects Shares of another Class or Series, the Shareholders holding such other Shares shall also be entitled to vote, and in such cases Shares of the affected Class, as the case may be, of such Series shall be voted in the aggregate together with such other Shares; and (ii) to the extent that said matter does not affect Shares of a particular Class of such Series, said Shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Directors acting in its sole discretion) even though the matter is submitted to a vote of the Shareholders of any other Class or Series.
  (vii)Except as otherwise provided in this Article V, the Board of Directors shall have the power to determine the designations, preferences, privileges, payment obligations, limitations and rights, including voting and distribution rights, of each Class and Series of Shares. Subject to compliance with the requirements of the 1940 Act, the Board of Directors shall have the authority to provide that the holders of Shares of any Series or Class shall have the right to convert or exchange said Shares into Shares of one or more Series or Classes of Shares in accordance with such requirements, conditions and procedures as may be established by the Board of Directors.
 (viii)At any time that there are no Shares outstanding of any particular Series or Class previously established and designated, the Board of Directors may abolish that Series or Class and the establishment and designation thereof.

     Section 5.12 Assent to Agreement. Every Shareholder, by virtue of having accepted a Share and become a Shareholder, shall be held to have expressly assented and agreed to the terms of this Agreement.

     Section 5.13 Limitation of Liabilities of Series. No debt, liability, obligation or expense of a Series shall be a debt, liability, obligation or expense of any other Series. The debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a Series shall be enforceable against the assets of such Series only, and not against any other assets of the Company generally or any other Series, and, except as expressly provided herein, none of the debts, liabilities, obligations or expenses incurred, contracted for or otherwise existing with respect to the Company generally, or any other Series, shall be enforceable against the assets of such Series. The Board of Directors shall maintain records accounting for the assets associated with each Series (and Class thereof) of the Company separate from the other assets of the Company, or any other Series or Class thereof. Such records shall reasonably identify the assets associated with each Series (and Class thereof) of the Company including, without limitation, by specific listing, category, type, quantity, computational or allocational formula or procedure (including a percentage or share of any asset or assets) or by any other method where the identity of such assets is objectively determinable. The Certificate of Formation shall at all times contain a notice of the limitation on liabilities of the Series in conformity with Section 18-215 of the Act.

                                   ARTICLE VI

                       REDEMPTION AND REPURCHASE OF SHARES

     Section 6.1 Redemption of Shares.

     (a) All Shares of the Company shall be redeemable, at the redemption price determined in the manner set out in this Agreement. Redeemed or repurchased Shares may be resold by the Company. The Company may require any Shareholder to pay a sales charge to the Company or a Series, the underwriter, or any other Person designated by the Board of Directors upon redemption or repurchase of Shares in such amount and upon such conditions as shall be determined from time to time by the Board of Directors.

     (b) The Company or a Series shall redeem the Shares of the Company or any Series or Class thereof at the price determined as hereinafter set forth, upon the appropriately verified written application of the record holder thereof (or upon such other form of request as the Board of Directors may determine) at such office or agency as may be designated from time to time for that purpose by the Board of Directors. The Company may, from time to time, specify additional conditions, not inconsistent with the 1940 Act, regarding the redemption of Shares in the Company's then effective Prospectus.

     (c) In the case of each Tax Partnership Series, any distribution in redemption of all of a Shareholder's Shares in the Tax Partnership Series shall be made in return of, and in the amount of, such Shareholder's Capital Account balance determined after having reflected in such Capital Account all adjustments, including adjustments for the Tax Year of the Tax Partnership Series during which such redemption of such Shares occurs as are required by this Agreement,

     Section 6.2 Price. Shares shall be redeemed at a price based on their net asset value determined as set forth in Section 7.1 hereof as of such time as the Board of Directors shall have theretofore prescribed by resolution. In the absence of such resolution, the redemption price of Shares deposited shall be based on the net asset value of such Shares next determined as set forth in
Section 7.1 hereof after receipt of such application. The amount of any contingent deferred sales charge or redemption fee payable upon redemption of Shares may be deducted from the proceeds of such redemption.

     Section 6.3 Payment. Payment of the redemption price of Shares of the Company or any Series or Class thereof shall be made in cash or in property to the Shareholder at such time and in the manner, not inconsistent with the 1940

Act or other applicable laws, as may be specified from time to time in the Company's then effective Prospectus, subject to the provisions of Section 6.4 hereof. Notwithstanding the foregoing, the Company may withhold from such redemption proceeds any amount arising (i) from a liability of the redeeming Shareholder to the Company or (ii) in connection with any Federal or state tax withholding requirements.

     Section 6.4 Effect of Suspension of Determination of Net Asset Value. If, pursuant to Section 6.9 hereof, the Board of Directors shall declare a suspension of the determination of net asset value with respect to Shares of the Company or of any Series or Class thereof, the rights of Shareholders (including those who shall have applied for redemption pursuant to Section 6.1 hereof but who shall not yet have received payment) to have Shares redeemed and paid for by the Company or a Series or Class thereof shall be suspended until the termination of such suspension is declared. Any record holder who shall have his redemption right so suspended may, during the period of such suspension, by appropriate written notice of revocation at the office or agency where application was made, revoke any application for redemption not honored and withdraw any Share certificates on deposit. The redemption price of Shares for which redemption applications have not been revoked shall be based on the net asset value of such Shares next determined as set forth in Section 7.1 after the termination of such suspension, and payment shall be made within seven (7) days after the date upon which the application was made plus the period after such application during which the determination of net asset value was suspended.

     Section 6.5 Repurchase by Agreement. The Company or any Series may repurchase Shares directly, or through the Distributor or another agent designated for the purpose, by agreement with the owner thereof at a price not exceeding the net asset value per share determined as of the time when the purchase or contract of purchase is made or the net asset value as of any time which may be later determined pursuant to Section 7.1 hereof, provided payment is not made for the Shares prior to the time as of which such net asset value is determined.

     Section 6.6 Redemption of Shareholder's Interest. The Board of Directors, in its sole discretion, may cause the Company or any Series to redeem all of the Shares of one or more Series or Class thereof held by any Shareholder if: (i) the value of such Shares held by such Shareholder is less than the minimum amount established from time to time by the Board of Directors; or (ii) the Board of Directors determines that direct or indirect ownership of Shares of any Series may cause any Tax Partnership Series to be treated as a "publicly traded partnership" as defined in Section 7704(b) of the Code; or (iii) to the extent consistent with the 1940 Act, the Board of Directors determines that redemption of a Shareholder's interest in the Company or a Series or a Class is in the best interests of the applicable Series or Class.

     Section 6.7 Disclosure of Holdings. The holders of Shares or other securities of the Company or any Series of the Company shall upon demand disclose to the Company in writing such information with respect to direct and indirect ownership of Shares or other securities of the Company or any Series of the Company as the Company deems necessary to comply with the provisions of applicable law.

     Section 6.8 Reductions in Number of Outstanding Shares Pursuant to Net Asset Value Formula. The Company may also reduce the number of outstanding Shares of the Company or of any Series of the Company pursuant to the provisions of Section 7.3.

     Section 6.9 Suspension of Right of Redemption. The Company may declare a suspension of the right of redemption or postpone the date of payment or redemption for the whole or any part of any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings;
(ii) during which trading on the New York Stock Exchange is restricted; (iii) during which an emergency exists as a result of which disposal by the Company or a Series thereof of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Company or a Series thereof fairly to determine the value of its net assets; or (iv) during any other period when the Commission may for the protection of Shareholders of the Company by order permit suspension of the right of redemption or postponement of the date of payment or redemption; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in clauses (ii), (iii), or
(iv) exist. Such suspension shall take effect at such time as the Company shall specify but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment on redemption until the Company shall declare the suspension at an end, except that the suspension shall terminate in any event on the first day on which said stock exchange shall have reopened or the period specified in (ii) or (iii) shall have expired (as to which in the absence of an official ruling by the Commission, the determination of the Company shall be conclusive). In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the net asset value existing after the termination of the suspension.

     Section 6.10 Bankruptcy, Etc.

     (a) Unless otherwise prescribed by resolution adopted by the Board of Directors, a Shareholder shall not cease to be a Shareholder notwithstanding that the Shareholder:

     (i) makes an assignment for the benefit of creditors;

     (ii) files a voluntary petition in bankruptcy;

          (iii) is adjudged a bankrupt or insolvent, or has entered against the Shareholder an order for relief, in any bankruptcy or insolvency proceeding;

          (iv) files a petition or answer seeking for the Shareholder any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation;

          (v) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the Shareholder in any proceeding of this nature; or

          (vi) seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator of the Shareholder or of all or any substantial part of the Shareholder's properties.

     (b) Unless otherwise prescribed by resolution adopted by the Board of Directors, a Shareholder shall not cease to be a Shareholder notwithstanding that:

          (i) 120 days after the  commencement  of any  proceeding  against  the
          Shareholder seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, the proceeding has not been dismissed, or

          (ii) if within 90 days after the appointment without the Shareholder's consent or acquiescence of a trustee, receiver or liquidator of the Shareholder or of all or any substantial part of the Shareholder's properties, the appointment is not vacated or stayed, or within 90 days after the expiration of any such stay, the appointment is not vacated.

                                   ARTICLE VII

         DETERMINATION OF NET ASSET VALUE, NET INCOME AND DISTRIBUTIONS

     Section 7.1 Net Asset Value. The net asset value of each outstanding Share of the Company or of each Series or Class thereof shall be determined on such days and at such time or times as the Board of Directors may determine. The value of the assets of the Company or any Series thereof may be determined: (i) by a pricing service which utilizes electronic pricing techniques based on general institutional trading; (ii) by appraisal of the securities owned by the Company or any Series of the Company; (iii) in certain cases, at amortized cost; or (iv) by such other method as shall be deemed to reflect the fair value thereof, determined in good faith by or under the direction of the Board of Directors. From the total value of said assets, there shall be deducted all indebtedness, interest, taxes, payable or accrued, including estimated taxes on unrealized book profits, expenses and management charges accrued to the appraisal date, net income determined and declared as a distribution and all other items in the nature of liabilities which shall be deemed appropriate, as incurred by or allocated to the Company or any Series or Class of the Company. The resulting amount which shall represent the total net assets of the Company or Series or Class thereof shall be divided by the number of Shares of the Company or Series or Class thereof outstanding at the time and the quotient so obtained shall be deemed to be the net asset value of the Shares of the Company or Series or Class thereof. The net asset value of the Shares shall be determined at least once on each business day, as of the close of regular trading on the New York Stock Exchange or as of such other time or times as the Board of Directors shall determine. The power and duty to make the daily calculations may be delegated by the Board of Directors to the Investment

Adviser, the Administrator, the Custodian, the Transfer Agent or such other Person as the Board of Directors by resolution may determine. The Board of Directors may suspend the daily determination of net asset value to the extent permitted by the 1940 Act. It shall not be a violation of any provision of this Agreement if Shares are sold, redeemed or repurchased by the Company at a price other than one based on net asset value if the net asset value is affected by one or more errors inadvertently made in the pricing of portfolio securities or in accruing income, expenses or liabilities.

     Section 7.2 Distributions to Shareholders.

     (a) The Board of Directors shall from time to time distribute ratably among the Shareholders of the Company or of a Series or Class thereof such proportion of the net profits, surplus (including paid-in surplus), capital, or assets of the Company or such Series as they may deem proper. Such distributions may be made in cash or property (including without limitation any type of obligations of the Company or Series or Class or any assets thereof), and the Board of Directors may distribute ratably among the Shareholders of the Company or Series or Class thereof additional Shares of the Company or Series or Class thereof issuable hereunder in such manner, at such times, and on such terms as the Board of Directors may deem proper. Such distributions may be among the Shareholders of the Company or Series or Class thereof at the time of declaring a distribution or among the Shareholders of the Company or Series or Class thereof at such other date or time or dates or times as the Board of Directors shall determine. The Board of Directors may in its discretion determine that, solely for the purposes of such distributions, Outstanding Shares shall exclude Shares for which orders have been placed subsequent to a specified time on the date the distribution is declared or on the next preceding day if the distribution is declared as of a day on which Boston banks are not open for business, all as described in the then effective Prospectus of the Company. The Board of Directors may always retain from the net profits such amount as they may deem necessary to pay the debts or expenses of the Company or a Series or Class thereof or to meet obligations of the Company or a Series or Class thereof, or as they may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business. The Company may adopt and offer to Shareholders such distribution reinvestment plans, cash distribution payout plans or related plans as the Board of Directors shall deem appropriate. The Board of Directors may in its discretion determine that an account administration fee or other similar charge may be deducted directly from the income and other distributions paid on Shares to a Shareholder's account in each Series or Class. Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not be required to make a distribution to a Shareholder on account of its interest in the Company (including with respect to any Series) if such distribution would violate the Act or any other applicable law.

     (b) Inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books, the above provisions shall be interpreted to give the Board of Directors the power in its discretion to distribute for any fiscal year as ordinary diistributions and as capital gains distributions, respectively, additional amounts sufficient to enable the Company or a Series or Class thereof to avoid or reduce liability for taxes.

     Section 7.3 Determination of Net Income; Constant Net Asset Value; Reduction of Outstanding Shares. Subject to Section 5.11 hereof, the net income of the Series and Classes thereof of the Company shall be determined in such manner as the Board of Directors shall provide by resolution. Expenses of the Company or of a Series or Class thereof, including the advisory or management fee, shall be accrued each day. Each Class shall bear only expenses relating to its Shares and an allocable share of Series expenses in accordance with such policies as may be established by the Board of Directors from time to time and as are not inconsistent with the provisions of this Agreement or of any applicable document filed by the Company with the Commission or any applicable provision of the Code. Such net income may be determined by or under the direction of the Board of Directors as of the close of regular trading on the New York Stock Exchange on each day on which such market is open or as of such other time or times as the Board of Directors shall determine, and, except as provided herein, all the net income of any Series or Class, as so determined, may be declared as a dividend on the Outstanding Shares of such Series or Class. If, for any reason, the net income of any Series or Class determined at any time is a negative amount, or for any other reason, the Board of Directors shall have the power with respect to such Series or Class: (i) to offset each Shareholder's pro rata share of such negative amount from the accrued distribution account of such Shareholder; or (ii) to reduce the number of Outstanding Shares of such Series or Class by reducing the number of Shares in the account of such

Shareholder by that number of full and fractional Shares which represents the amount of such excess negative net income; or (iii) to cause to be recorded on the books of the Company an asset account in the amount of such negative net income, which account may be reduced by the amount, provided that the same shall thereupon become the property of the Company with respect to such Series or Class and shall not be paid to any Shareholder, of distributions declared thereafter upon the Outstanding Shares of such Series or Class on the day such negative net income is experienced, until such asset account is reduced to zero.

     Section 7.4 Power to Modify Foregoing Procedures. Notwithstanding any of the foregoing provisions of this Article VII, but subject to Section 5.11 hereof, the Board of Directors may prescribe, in its absolute discretion, such other bases and times for determining the per Share net asset value of the Shares of the Company or a Series or Class thereof or net income of the Company or a Series or Class thereof, or the declaration and payment of distributions as they may deem necessary or desirable. Without limiting the generality of the foregoing, the Board of Directors may establish several Series or Classes of Shares in accordance with Section 5.11, and declare distributions thereon in accordance with Section 5.11(c)(iv).

                                  ARTICLE VIII

               DURATION; TERMINATION OR DISSOLUTION OF COMPANY OR
                   A SERIES OR CLASS; AMENDMENT; MERGERS, ETC.

     Section 8.1 Duration. The Company shall continue without limitation of time but subject to the provisions of this Article VIII.

     Section 8.2 Termination or Dissolution of the Company or a Series or a Class. The Company or any Series or Class thereof may be terminated or dissolved, as applicable: (i) at any meeting of Shareholders of the Company or the appropriate Series or Class thereof by the affirmative vote of the holders of not less than two-thirds of the Outstanding Shares of the Company or the appropriate Series or Class; (ii) by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the Outstanding Shares of the Company or a Series or Class thereof; provided, however, that, if such termination or dissolution, as applicable, as described in clauses (i) and
(ii) is recommended by the Board of Directors, the vote or written consent of a majority of the Outstanding Shares of the Company or a Series or Class thereof entitled to vote shall be sufficient authorization; or (iii) by written notice to Shareholders stating that a majority of the Board of Directors has determined that the continuation of the Company or a Series or a Class thereof is not in the best interest of the Company, such Series or Class, or their respective Shareholders. In making such determination, the Board of Directors may rely on factors including but not limited to the inability of a Series or Class or the Company to maintain its assets at an appropriate size, changes in laws or regulations governing the Series or Class or the Company or affecting assets of the type in which such Series or Class or the Company invests or economic developments or trends having a significant adverse impact on the business or operations of such Series or Class or the Company. Notwithstanding any other provision of this Agreement, a Series or Class shall terminate upon the dissolution of the Company or the entry of a decree of judicial termination under Section 18-215 of the Act. The termination of a Series shall not, in and of itself, dissolve the Company. The termination of a Series shall not affect the limitation on liabilities of such Series. Notwithstanding any other provision of this Agreement, the Company shall be dissolved, and its affairs shall be wound up, upon the first to occur of the following: (i) the termination of the legal existence of the last remaining Shareholder or the occurrence of any other event which terminates the continued membership of the last remaining Shareholder in the Company unless the Company is continued without dissolution in a manner permitted by this Agreement or the Act, or (ii) the entry of a decree of judicial dissolution under Section 18-802 of the Act. Upon the termination or dissolution, as applicable, of the Company or a Series or Class,

     (i) the Company, Series or Class shall carry on no business except for the purpose of winding up its affairs.

     (ii) the Board of Directors shall proceed to wind up the affairs of the Company, Series or Class and all of the powers of the Board of Directors under this Agreement shall continue, including the power to fulfill or discharge the contracts of the Company, Series or Class, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Company Property or Company Property of such Series or Class, as applicable, to one or more Persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business without the approval or consent of Shareholders.

     (iii) after satisfaction (whether by payment or the making of reasonable provisions for payment) of all liabilities of the Company (and/or the applicable, terminated Series), and upon receipt of such releases, indemnities and refunding agreements as the Board of Directors deems necessary for its protection, the Board of Directors may distribute the remaining Company Property or the remaining Company Property of the terminated Series or Class, as applicable, in cash or in kind or partly each, among the Shareholders of the Company or the Series or Class according to their respective rights.

     (b) After termination or dissolution, as applicable, of the Company, Series or Class and distribution to the Shareholders as herein provided, the Board of Directors, to the fullest extent permitted by law, shall thereupon be discharged from all further liabilities and duties with respect to the Company or the terminated Series or Class, and the rights and interests of all Shareholders of the Company or the terminated Series or Class shall thereupon cease. Following the termination of the Company, the Board of Directors shall lodge among the records of the Company and, if and as required by the Act, file with the appropriate authority in the State of Delaware an instrument in writing setting forth the fact of such termination. The termination of any Series or Class shall be reflected in the books and records of the Company.

     Section 8.3 Amendment Procedure.

     (a) This Agreement may be amended by a vote of a majority of the Board of Directors, without approval or consent of the Shareholders, for any purpose so long as such amendment does not adversely affect the rights of any Shareholder with respect to which such amendment is or purports to be applicable. Without limiting the foregoing, the Board of Directors may amend this Agreement without the approval or consent of Shareholders: (i) to change the name of the Company or any Series; (ii) to add to the Board of Director's duties or obligations or surrender any rights or powers granted to it herein; (iii) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or to make any other provisions with respect to matters or questions arising under this Agreement which will not be inconsistent with the provisions of this Agreement; (iv) to eliminate or modify any provision of this Agreement that (a) incorporates, memorializes or sets forth an existing requirement imposed by or under any Federal or state statute or any rule, regulation or interpretation thereof or thereunder or (b) any rule, regulation, interpretation or guideline of any Federal or state agency, now or hereafter in effect, including without limitation, requirements set forth in the 1940 Act and the rules and regulations thereunder (and
interpretations   thereof),   to  the  extent  any  change  in  applicable   law
liberalizes, eliminates or modifies any such requirements, but the Board of Directors shall not be liable for failure to do so; and (v) to implement and reflect the issuance of any additional Series or Class thereof as permitted by this Agreement.

     (b) The Board of Directors may also amend this Agreement without the approval or consent of Shareholders if the Board of Directors deems it necessary to conform this Agreement to the requirements of applicable Federal or state laws or regulations or, to the extent applicable to the Company or any Series of the Company, the requirements of the regulated investment company provisions of the Code, or if requested or required to do so by any Federal agency or by a state Blue Sky commissioner or similar official, but the Board of Directors shall not be liable for failing so to do.

     (c) If an amendment to this Agreement adversely affects the rights of any Shareholder with respect to which such amendment is or purports to be applicable, or if the Board of Directors determines that Shareholder approval of an amendment to this Agreement is required by applicable laws and regulation, or if the Board of Directors determines that Shareholder approval, if not required, is nevertheless appropriate or desirable, or if action with respect to such an amendment is submitted to Shareholders without the Board of Directors having made any such determination, the Shareholders shall approve the amendment: (i) at a meeting of Shareholders of the Company or the appropriate Series by the affirmative vote of the holders of not less than two-thirds of the Outstanding Shares of the Company or the appropriate Series; or (ii) by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the Outstanding Shares of the Company or a Series thereof; provided, however, that, if such amendment is recommended by the Board of

Directors, the vote or written consent of a majority of the Outstanding Shares of the Company or a Series entitled to vote shall be sufficient authorization.

     (d) Nothing contained in this Agreement shall permit the amendment of this Agreement to impair the exemption from personal liability of the Shareholders, Directors, officers, employees and agents of the Company or to permit assessments upon Shareholders.

     (e) A certificate signed by an officer of the Company setting forth an amendment and reciting that it was duly adopted by the Board of Directors or by the Shareholders as aforesaid shall be conclusive evidence of such amendment when lodged among the records of the Company.

     Section 8.4 Merger, Consolidation, Conversion and Sale of Assets. The Company or any Series thereof may merge, consolidate or convert into any other corporation, association, trust or other business entity (as defined in Section 18-209 of the Act) (including, in the case of a Series, another Series of Shares of the Company) or may sell, lease or exchange all or substantially all of the Company Property or Company Property of such Series, as applicable, including its good will, upon such terms and conditions and for such consideration when and as authorized by a vote of a majority of the Board of Directors, without approval or consent of the Shareholders, to the extent consistent with applicable laws and regulation. If the Board of Directors determines that Shareholder approval of such a transaction is required by applicable laws and regulation, if the Board of Directors determines that Shareholder approval, if not required, is nevertheless appropriate or desirable or if action with respect to such a transaction is submitted to Shareholders without the Board of Directors having made any such determination, the Shareholders shall approve the transaction: (i) at a meeting of Shareholders of the Company or the appropriate Series by the affirmative vote of the holders of not less than two-thirds of the Outstanding Shares of the Company or the appropriate Series; or (ii) by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the Outstanding Shares of the Company or the appropriate Series thereof; provided, however, that, if such transaction is recommended by the Board of Directors, the vote or written consent of a majority of the Outstanding Shares of the Company or a Series entitled to vote shall be sufficient authorization.

     Section 8.5 Incorporation. The Company may cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, association or other organization to take over all or any portion of the Company Property or the Company Property of one or more Series or to carry on any business in which the Company shall directly or indirectly have any interest, and to sell, convey and transfer all or any portion of the Company Property or the Company Property of such Series, as applicable, to any such corporation, trust, association or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization, or any corporation, partnership, trust, association or organization in which the Company or such Series holds or is about to acquire shares or any other interest. The Company may also cause a merger or consolidation between the Company or any successor thereto and any such corporation, trust, partnership, association or other organization if and to the extent permitted by law, as provided under the law then in effect. Nothing contained herein shall be construed as requiring approval of Shareholders for the Company to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and selling, conveying or transferring all or a portion of the Company Property or the Company Property of such Series, as applicable, to such organization or entities.

                                   ARTICLE IX

                       TAX CLASSIFICATION AND ALLOCATIONS

     Section 9.1 Classification. The Board of Directors may, in its discretion, cause any Series or Class thereof to elect to be classified, change its classification or maintain its classification: (A) as a partnership for federal income tax purposes pursuant to Section 301.7701-3 of the Treasury Regulations, in the case of a Series with at least two (2) Shareholders (referred to herein as a "Tax Partnership Series"); (B) as disregarded as an entity separate from its owner for federal income tax purposes pursuant to Section 301.7701-3 of the Treasury Regulations, in the case of a Series with one (1) Shareholder; or (C) as an association taxable as a corporation for federal income tax purposes pursuant to Section 301.7701-3 of the Treasury Regulations, in the case of a Series with one (1) or more Shareholders.

     Section 9.2 Capital Accounts.

     (a) An account (a "Capital Account") shall be maintained with respect to each Shareholder of each Tax Partnership Series. Each Capital Account shall be increased by the amount of cash contributions to the capital of the Tax Partnership Series by such Shareholder, the fair market value of property contributed to the Tax Partnership Series by such Shareholder (net of any liabilities that the Tax Partnership Series is considered to assume or take subject to), and the distributive share of the Net Income of the Tax Partnership Series as allocated to such Shareholder. Each Shareholder's Capital Account shall be decreased by the amount of Net Loss of the Tax Partnership Series allocated to such Shareholder, the amount of all distributions in cash to such Shareholder pursuant to this Agreement, and the fair market value of property distributed to such Shareholder (net of any liabilities that such Shareholder is considered to assume or take subject to).

     (b) In the event of a transfer of any interest in the Tax Partnership Series in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred interest.

     Section 9.3 Allocations of Net Income and Net Loss. At the end of each Tax Allocation Period of a Tax Partnership Series, the Capital Account of each Shareholder of such Tax Partnership Series shall be adjusted by crediting the Net Income or debiting the Net Loss, as the case may be, attributable to the Tax Partnership Series to which such Capital Account relates to the Capital Accounts of all Shareholders of such Tax Partnership Series in proportion to their respective Capital Accounts in such Tax Partnership Series at the beginning of that Tax Allocation Period. In the event a single Tax Partnership Series has multiple Classes with varying economic rights (including with respect to expense sharing), the Board of Directors may specially allocate Net Income or Net Loss (or items thereof) among such Classes in a manner determined by the Board of Directors in its sole discretion sufficient to reflect such relative economic rights.

     Section 9.4 Federal Income Tax Allocations. For each Tax Allocation Period, items of income, gain, loss, deduction, and credit of a Tax Partnership Series (including items of income or gain which are not subject to federal income taxation and items which are not deductible for federal income lax purposes and not property chargeable to capital accounts) shall be allocated, solely for federal income tax purposes, to and among the Shareholders of such Tax
Partnership Series in any manner, as reasonably determined by the Board of Directors, that reflects equitably amounts credited or debited to each such Shareholder's Capital Account under Section 9.3 for the current and prior Tax Allocation Periods. The allocations shall be made pursuant to the general principles of Section 704(b) and Section 704(c) of the Code and the Treasury Regulations thereunder.

     Section 9.5 State and Local Tax Allocations. Items of income, gain, loss, deduction and credit for state and local income tax purposes shall be allocated to and among the Shareholders of a Tax Partnership Series in a manner consistent with the allocation of such items to such Shareholder for federal income tax purposes under Section 9.4 hereof.

     Section 9.6 Tax Matters Partner. The Board of Directors shall designate a Shareholder of each Tax Partnership Series as a tax matters partner, as defined in Code Section 6231(a)(7), for such Tax Partnership Series ("Tax Matters

Partner"). The Board of Directors may remove a Tax Matters Partner and appoint a new Tax Matters Partner in its discretion provided that each Tax Matters Partner shall be a Shareholder of such Series. The Tax Matters Partner shall act at the direction of the Board of Directors.

                                    ARTICLE X

                             REPORTS TO SHAREHOLDERS

     The Company shall at least semi-annually submit to the Shareholders of each Series a written financial report of the transactions of the Company and Series thereof, including financial statements which shall at least annually be certified by an independent registered public accounting firm.

                                   ARTICLE XI

                                  MISCELLANEOUS

     Section 11.1 Filing. This Agreement and any amendment hereto shall be lodged among the records of the Company and, to the extent required by the Act, filed with the appropriate authority in the State of Delaware. Each amendment when lodged among the records of the Company shall be accompanied by the certificate required by Section 8.3(e) hereof, and unless such amendment or such certificate sets forth some later time for the effectiveness of such amendment, such amendment shall be effective upon its approval. A restated Agreement, integrating into a single instrument all of the provisions of the Agreement which are then in effect and operative, may be approved from time to time by a majority of the Board of Directors. A restated Agreement shall, upon approval by the Board of Directors, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Agreement and the various amendments thereto.

     Section 11.2 Governing Law. This Agreement and the rights of all parties hereto and the validity and construction of every provision hereof shall be subject to and construed according to the laws of the State of Delaware without regard to the conflict of law principles thereof.

     Section 11.3 Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the Company appears to be a Director hereunder or an officer of the Company, certifying: (a) the number or identity of Directors or Shareholders; (b) the due authorization of the execution of any instrument or writing; (c) the form of any vote passed at a meeting of the Board of Directors or Shareholders; (d) the fact that the number of Directors or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Agreement; (e) the form of any instrument adopted by or the identity of any officers elected by the Board of Directors; or
(f) the existence of any fact or facts which in any manner relate to the affairs of the Company, shall be conclusive evidence as to the matters so certified in favor of any Person dealing with the Company and its successors.

     Section 11.4 Provisions in Conflict with Law or Regulations.

     (a) The provisions of this Agreement are severable, and if the Board of Directors shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act or, to the extent applicable, the regulated investment company provisions of the Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Agreement; provided, however, that such determination shall not affect any of the remaining provisions of this Agreement or render invalid or improper any action taken or omitted prior to such determination.

     (b) If any provision of this Agreement shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Agreement in any jurisdiction.

     Section 11.5 Sufficiency and Waivers of Notice Whenever any notice whatever is required to be given by law or this Agreement, a waiver thereof in writing, signed by the Person or Persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto. A notice shall be deemed to have been sent by mail, telegraph, cable, wireless, facsimile or electronic means for the purposes of this Agreement when it has been delivered to a representative of any entity holding itself out as capable of sending notice by such means with instructions that it be so sent.

                                                                    Attachment A

                            Limited Liability Company
                               Operating Agreement
                                       of
                 John Hancock Variable Insurance Portfolios, LLC

 Corresponding Series and Classes of Shares Thereof of the Trust and the Company


------------------------------------- ----------------------------------------- ---------------------------------------
Series or Funds of the Trust             Classes of Shares of Corresponding                 Corresponding
                                                  Series or Funds                   Series or Funds of the Company
                                            of the Trust and the Company
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
                                      NAV     Series I  Series II   Series III
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
500 Index Trust                         X        X          X                   500 Index Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
500 Index Trust B                       X                                       500 Index Fund B
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Absolute Return Trust                   X        X          X                   Absolute Return Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Active Bond Trust                       X        X          X                   Active Bond Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
All Cap Core Trust                      X        X          X                   All Cap Core Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
All Cap Growth Trust                    X        X          X                   All Cap Growth Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
All Cap Value Trust                     X        X          X                   All Cap Value Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
American Asset Allocation Trust                  X          X           X       American Asset Allocation Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
American Blue Chip Income                        X          X           X       American Blue Chip Income
 and Growth Trust                                                                and Growth Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
American Bond Trust                              X          X           X       American Bond Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
American Global Growth Trust                     X          X           X       American Global Growth Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
American Global Small                            X          X           X       American Global Small
Capitalization Trust                                                            Capitalization Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
American Growth Trust                            X          X           X       American Growth Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
American Growth-Income Trust                     X          X           X       American Growth-Income Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
American High-Income Bond Trust                  X          X           X       American High-Income Bond Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
American International Trust                     X          X           X       American International Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
American New World Trust                         X          X           X       American New World Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Blue Chip Growth Trust                  X        X          X                   Blue Chip Growth Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Bond Index Trust A                      X        X          X                   Bond Index Fund A
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Bond Index Trust B                      X                                       Bond Index Fund B
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Capital Appreciation Trust              X        X          X                   Capital Appreciation Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Classic Value Trust                     X        X          X                   Classic Value Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Core Bond Trust                         X        X          X                   Core Bond Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Core Equity Trust                       X        X          X                   Core Equity Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Dynamic Growth Trust                    X        X          X                   Dynamic Growth Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Emerging Growth Trust                   X        X          X                   Emerging Growth Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Emerging Markets Value Trust            X        X          X                   Emerging Markets Value Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Emerging Small Company Trust            X        X          X                   Emerging Small Company Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Equity-Income Trust                     X        X          X                   Equity-Income Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Financial Services Trust                X        X          X                   Financial Services Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Franklin Templeton Founding             X        X          X                   Franklin Templeton Founding
 Allocation Trust                                                                Allocation Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------

------------------------------------- ----------------------------------------- ---------------------------------------
Series or Funds of the Trust             Classes of Shares of Corresponding                 Corresponding
                                                  Series or Funds                   Series or Funds of the Company
                                            of the Trust and the Company
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
                                      NAV     Series I  Series II   Series III
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Fundamental Value Trust                 X        X          X                   Fundamental Value Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Global Allocation Trust                 X        X          X                   Global Allocation Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Global Bond Trust                       X        X          X                   Global Bond Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Global Real Estate Trust                X        X          X                   Global Real Estate Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Global Trust                            X        X          X                   Global Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Growth Trust                            X        X          X                   Growth Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Growth & Income Trust                   X        X          X                   Growth & Income Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Growth Opportunities Trust              X        X          X                   Growth Opportunities Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Health Sciences Trust                   X        X          X                   Health Sciences Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
High Income Trust                       X        X          X                   High Income Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
High Yield Trust                        X        X          X                   High Yield Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Income Trust                            X        X          X                   Income Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Income & Value Trust                    X        X          X                   Income & Value Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Index Allocation Trust                  X        X          X                   Index Allocation Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
International Core Trust                X        X          X                   International Core Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
International Equity Index Trust A      X        X          X                   International Equity Index Fund A
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
International Equity Index Trust B      X                                       International Equity Index Fund B
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
International Growth Trust              X        X          X                   International Growth Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
International Opportunities Trust       X        X          X                   International Opportunities Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
International Small Cap Trust           X        X          X                   International Small Cap Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
International Small Company Trust       X        X          X                   International Small Company Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
International Value Trust               X        X          X                   International Value Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Intrinsic Value Trust                   X        X          X                   Intrinsic Value Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Investment Quality Bond Trust           X        X          X                   Investment Quality Bond Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Large Cap Trust                         X        X          X                   Large Cap Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Large Cap Value Trust                   X        X          X                   Large Cap Value Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Lifestyle Aggressive Trust              X        X          X                   Lifestyle Aggressive Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Lifestyle Balanced Trust                X        X          X                   Lifestyle Balanced Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Lifestyle Conservative Trust            X        X          X                   Lifestyle Conservative Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Lifestyle Growth Trust                  X        X          X                   Lifestyle Growth Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Lifestyle Moderate Trust                X        X          X                   Lifestyle Moderate Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Managed Trust                           X        X          X                   Managed Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Mid Cap Index Trust                     X        X          X                   Mid Cap Index Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Mid Cap Intersection Trust              X        X          X                   Mid Cap Intersection Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Mid Cap Stock Trust                     X        X          X                   Mid Cap Stock Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Mid Cap Value Equity Trust              X        X          X                   Mid Cap Value Equity Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Mid Cap Value Trust                     X        X          X                   Mid Cap Value Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Mid Value Trust                         X        X          X                   Mid Value Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Money Market Trust                      X        X          X                   Money Market Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Money Market Trust B                    X                                       Money Market Fund B
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Mutual Shares Trust                     X        X          X                   Mutual Shares Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Natural Resources Trust                 X        X          X                   Natural Resources Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Overseas Equity Trust                   X        X          X                   Overseas Equity Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Pacific Rim Trust                       X        X          X                   Pacific Rim Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Quantitative All Cap Trust              X        X          X                   Quantitative All Cap Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------

------------------------------------- ----------------------------------------- ---------------------------------------
Series or Funds of the Trust             Classes of Shares of Corresponding                 Corresponding
                                                  Series or Funds                   Series or Funds of the Company
                                            of the Trust and the Company
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
                                      NAV     Series I  Series II   Series III
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Quantitative Mid Cap Trust              X        X          X                   Quantitative Mid Cap Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Quantitative Value Trust                X        X          X                   Quantitative Value Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Real Estate Equity Trust                X        X          X                   Real Estate Equity Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Real Estate Securities Trust            X        X          X                   Real Estate Securities Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Real Return Bond Trust                  X        X          X                   Real Return Bond Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Science & Technology Trust              X        X          X                   Science & Technology Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Short-Term Bond Trust                   X        X          X                   Short-Term Bond Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Small Cap Trust                         X        X          X                   Small Cap Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Small Cap Growth Trust                  X        X          X                   Small Cap Growth Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Small Cap Index Trust                   X        X          X                   Small Cap Index Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Small Cap Intrinsic Value Trust         X        X          X                   Small Cap Intrinsic Value Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Small Cap Opportunities Trust           X        X          X                   Small Cap Opportunities Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Small Cap Value Trust                   X        X          X                   Small Cap Value Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Small Company Trust                     X        X          X                   Small Company Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Small Company Growth Trust              X        X          X                   Small Company Growth Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Small Company Value Trust               X        X          X                   Small Company Value Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Special Value Trust                     X        X          X                   Special Value Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Spectrum Income Trust                   X        X          X                   Spectrum Income Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Strategic Bond Trust                    X        X          X                   Strategic Bond Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Strategic Income Trust                  X        X          X                   Strategic Income Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Strategic Opportunities Trust           X        X          X                   Strategic Opportunities Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Total Return Trust                      X        X          X                   Total Return Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Total Stock Market Index Trust          X        X          X                   Total Stock Market Index Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
U.S. Core Trust                         X        X          X                   U.S. Core Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
U.S. Global Leaders Growth  Trust       X        X          X                   U.S. Global Leaders Growth  Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
U.S. Government Securities Trust        X        X          X                   U.S. Government Securities Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
U.S. High Yield Bond Trust              X        X          X                   U.S. High Yield Bond Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
U.S. Large Cap Trust                    X        X          X                   U.S. Large Cap Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
U.S. Multi Sector Trust                 X        X          X                   U.S. Multi Sector Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Utilities Trust                         X        X          X                   Utilities Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Value Trust                             X        X          X                   Value Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Value & Restructuring Trust             X        X          X                   Value & Restructuring Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Value Opportunities Trust               X        X          X                   Value Opportunities Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------
Vista Trust                             X        X          X                   Vista Fund
------------------------------------- ------- --------- ----------- ----------- ---------------------------------------

                                                                      APPENDIX E

                    COMPARISON OF MASSACHUSETTS AND DELAWARE
                      GOVERNING INSTRUMENTS AND STATE LAWS

     The following is a comparison of the governing documents of and the state laws applicable to, respectively, JHT, a Massachusetts business Trust, and JHVIP which will continue the business of JHT after the Reorganization as a Delaware limited liability company. This summary is qualified by reference to JHT's Declaration of Trust and the form of the LLC Agreement for JHVIP, copies of which are included as, respectively, Appendices C and D to this Proxy Statement.

Organization and Capital Structure

     JHT. JHT is a Massachusetts business trust. A Massachusetts business trust is an unincorporated business association organized under the Massachusetts statute governing business trusts (the "Massachusetts Statute"). JHT's operations are governed by its Declaration of Trust and By-laws, both as amended from time to time. The business and affairs of JHT are managed under the supervision of its Board of Trustees.

     The shares of beneficial interest of JHT each have a par value of $0.01 per share. The Declaration of Trust authorizes JHT to issue an unlimited number of shares, which may be divided into separate series and classes of shares.

     JHVIP. After the Reorganization, JHVIP will be a Delaware limited liability company. A Delaware limited liability company is formed under the Delaware Limited Liability Company Act (the "DLLC Act"). JHVIP's operations are governed by the DLLC Act, its Certificate of Formation and the LLC Agreement, and its business and affairs are managed under the supervision of its Board of Directors.

     The LLC Agreement authorizes JHVIP to issue an unlimited number of shares of limited liability company interest (without par value), which may be divided into separate series and classes.

     JHVIP's series and classes of shares of limited liability company interest will be identical to JHT's series and classes of shares of beneficial interest.

Meetings of Shareholders and Voting Rights

     JHT. The Massachusetts Statute does not address meetings of shareholders or voting rights.

     Neither the Declaration of Trust nor JHT's By-laws require JHT to hold an annual shareholders' meeting. Rather, shareholders' meetings may be called by JHT's Board or President or, if the Board and President fail to call any meeting of shareholders for a period of 30 days after written application by one or more shareholders holding at least 25% of all shares issued and outstanding and entitled to vote at the meeting, then by such shareholder(s).

     Under the Declaration of Trust, thirty percent (30%) of the shares entitled to vote on a matter constitutes a quorum for the transaction of business on that matter at a shareholders' meeting, but any lesser number of shares is sufficient for an adjournment. A majority of the shares voted, at a meeting at which a quorum is present, decides any questions except that a plurality of shares is required to elect a Trustee and except further when a different vote is required or permitted by any provision of the 1940 Act, other applicable law, the Declaration of Trust or the By-laws. If voting is by a series or class of shares, these quorum and voting requirements apply to the action to be taken on those matters by the shareholders of such series or class.

     Shareholders are entitled to one vote for each whole share and to a proportionate fractional vote for each fractional share held in the holder's name on the books of JHT. All shares of JHT entitled to vote are voted by series of shares, except that, when voting for the election of Trustees and when otherwise permitted by the 1940 Act, shares are voted in the aggregate and not by series of shares. As to any matter which does not affect the interest of a particular series of shares, only the holders of shares of the affected series of shares are entitled to vote.

     The Declaration of Trust provides that shareholders have the right to vote only: (1) for the election or removal of Trustees; (2) with respect to any contract as to which shareholder approval is contemplated by the 1940 Act; (3) with respect to any termination or reorganization of JHT or any series of shares (except as otherwise provided in the Declaration of Trust); (4) with respect to any amendment of the Declaration of Trust (except as otherwise provided in the Declaration of Trust); (5) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of JHT or any series of shares thereof or the shareholders (provided, however, that a shareholder of a particular series of shares is not entitled to bring, maintain or participate in a derivative or class action on behalf of any other series of shares (or shareholder of any other series of shares)); and (6) with respect to such additional matters relating to JHT as may be required by the Declaration of Trust, the By-Laws, JHT's registration with the SEC, or any state or as the Trustees may consider necessary or desirable.

     JHVIP. Neither the DLLC Act nor the LLC Agreement requires JHVIP to hold annual meetings of its members (hereinafter "shareholders").

     Under the LLC Agreement, shareholders have the right to vote only: (1) for the election of Directors; (2) with respect to any investment advisory contract submitted to shareholders for their approval; (3) with respect to the termination of JHVIP or a series or class thereof to a limited extent and as provided in the LLC Agreement; (4) with respect to any amendment of the LLC Agreement to a limited extent and as provided in the LLC Agreement; (5) with respect to a merger, consolidation or sale of assets of JHVIP or any series thereof to a limited extent and as provided in the LLC Agreement; (6) with respect to any plan adopted pursuant to Rule 12b-1 (or any successor rule) under the 1940 Act, and related matters; and (7) with respect to such additional matters relating to JHVIP as may be required by the LLC Agreement, any registration of JHVIP as an investment company under the 1940 Act with the SEC or any state or as the Board of Directors may consider necessary or desirable.

     The LLC Agreement provides that, as determined by the Board of Directors without the vote or consent of shareholders, on any matter submitted to a vote of shareholders either: (i) the holder of each whole share will be entitled to one vote as to any matter on which it is entitled to vote and the holder of each fractional share will be entitled to a proportionate fractional vote; or (ii) the owner of each dollar of net asset value (number of shares owned times net asset value per share of such series or class, as applicable) will be entitled to one vote on any matter on which such holders of shares are entitled to vote and the owner of each fractional dollar amount shall be entitled to a proportionate fractional vote. The Board of Directors may, in conjunction with the establishment of any further series or any classes of shares, establish conditions under which the holders of the several series or classes of shares will have separate voting rights or no voting rights. There is no cumulative voting in the election of Directors. Until shares are issued, the Board of Directors may exercise all rights of shareholders and may take any action required by law or the LLC Agreement to be taken by shareholders.

     The LLC Agreement further provides that the holders of a majority of the shares issued and outstanding and entitled to vote at the meeting, present in person, present by means of remote communication in a manner, if any, authorized by the Board of Directors in its sole discretion, or represented by proxy, constitutes a quorum for the transaction of business. When a quorum is present at any meeting, any matter to be voted upon by the shareholders at such meeting other than the election of Directors is decided by the vote of the holders of shares having a majority of the votes cast by the holders of all of the shares present or represented and voting on such matter (or if there are two or more classes of shares entitled to vote as separate classes, then in the case of each such class, the holders of a majority of the shares of that class present or represented and voting on such matter), except when a different vote is required by law or the LLC Agreement. When a quorum is present at any meeting, any election by shareholders of Directors is determined by a plurality of the votes cast by the shareholders entitled to vote on the election.

Board Action Without Shareholder Approval; Reorganizations

     JHT. Under the Declaration of Trust, the Trustees of JHT have the authority, without action or approval of shareholders, from time to time to designate any class of shares of a series of shares as a separate series of shares as they deem necessary or desirable.

     Under the Declaration of Trust, JHT or one or more series of shares may merge or consolidate with any other trust, partnership, association, corporation or other organization and the Trustees may sell, convey and transfer the assets of JHT, or the assets belonging to any one or more series of shares ("Transferor Series of Shares"), to another trust, partnership, association, corporation or other organization, or to JHT to be held as assets belonging to another series of shares, in exchange for cash, securities or other consideration (including, in the case of a transfer to another series of shares of JHT, shares of such other series of shares) with such transfer being made subject to, or with the assumption by the transferee of, the liabilities belonging to each Transferor Series of Shares if deemed appropriate by the Trustees. The Trustees have the authority to effect any such merger, consolidation or transfer of assets, without action or approval of the Shareholders, to the extent consistent with applicable laws and regulations.

     JHVIP. Under the LLC Agreement, the Board of Directors of JHVIP has the exclusive authority without the requirement of shareholder approval to designate from time to time any class of shares of a series as a separate series of shares.

     Under the LLC Agreement, JHVIP or any series thereof may merge, consolidate or convert into any other corporation, association, trust or other organization (including, in the case of a series, another series of shares of JHVIP) or may sell, lease or exchange all or substantially all of JHVIP's property or the property of such series, as applicable, including its good will, upon such terms and conditions and for such consideration when and as authorized by a vote of a majority of the Board of Directors, without approval or consent of the shareholders, to the extent consistent with applicable laws and regulation. If the Board determines that shareholder approval of such a transaction is required by applicable laws and regulation, or that, if not required, is nevertheless appropriate or desirable, or if such a transaction is submitted to shareholders without the Board having made any such determination, the shareholders shall approve the transaction (i) at a meeting of shareholders of JHVIP or the appropriate series by the affirmative vote of the holders of not less than two-thirds of the outstanding shares of JHVIP or the appropriate series or (ii) by an instrument in writing without a meeting, consented to by such holders; provided, however, that, if such transaction is recommended by the Board, the vote or written consent of the holders of a majority of the outstanding shares of JHVIP or the appropriate series entitled to vote shall be sufficient authorization.

Liability of Shareholders

     JHT. The Massachusetts Statute does not address whether shareholders of a Massachusetts business trust are afforded limited liability.

     Under the Declaration of Trust, all persons extending credit to, contracting with or having any claim against JHT can only look to the assets of the series of shares with respect to which such persons extended credit or contracted, or with respect to which such claim arose for payment under such credit, contract or claim; the shareholders of any series of shares are not personally liable. In the event any shareholder of any series of shares is charged or held to be personally liable solely by reason of having been a shareholder and not because of such shareholder's acts or omissions or for some other reasons, JHT will assume the defense against such charge and satisfy any judgment thereon, and the shareholder is entitled to be held harmless from and indemnified against all loss and expense arising from such liability, but in each case only out of the assets of such series of shares.

     JHVIP. The DLLC Act provides that (except as otherwise provided therein) the debts, obligations and liabilities of a limited liability company, whether arising in contract, tort or otherwise, are solely the debts, obligations and liabilities of the limited liability company, and no shareholder is obligated personally for any such debt, obligation or liability solely by reason of being a shareholder of the limited liability company.

     The LLC Agreement reaffirms such limitation of personal liability for shareholders of JHVIP.

     The LLC Agreement provides that JHVIP will, to the fullest extent permitted by law, indemnify and hold harmless from and against all claims and liabilities to which a shareholder may become subject by reason of being a shareholder, and will reimburse such shareholder out of JHVIP's property for all legal and other expenses reasonably incurred in connection with such claim or liability.

Liability Among Series

     JHT. The Massachusetts Statute does not address whether a particular series or class of shares may be liable for obligations of another series or class of shares of a Massachusetts business trust.

     The Declaration of Trust provides that the assets belonging to each particular series of shares of JHT are charged with all the liabilities, expenses, costs, charges or reserves which, as determined by the Trustees, are readily identifiable as belonging to that particular series of shares. All persons who have extended credit which is allocated to a particular series of shares, or who have a claim or contract which the Trustees have allocated to a particular series of shares, can look only to the assets of that particular series of shares for payment of such credit, claim or contract.

     JHVIP. The DLLC Act provides that, if certain conditions are met, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series are enforceable against the assets of such series only, and not against the assets of the limited liability company generally or any other series thereof, and that, unless otherwise provided in the limited liability company agreement, none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the limited liability company generally or any other series thereof shall be enforceable against the assets of such series.

     The LLC Agreement, as well as the Certificate of Formation of JHVIP, contains such limitation on liabilities. Under the LLC Agreement, the assets belonging to each particular series of JHVIP are charged with the liabilities, expenses, costs, charges and reserves attributable to that series. All persons extending credit to, or contracting with or having any claim against a particular series of JHVIP or class thereof will only look to the assets of that particular series for payment of such credit, contract or claim.

Dividends and Distributions

     JHT. The Massachusetts Statute does not address dividends or distributions.

     The Declaration of Trust provides that the Trustees of JHT will from time to time distribute ratably among the shareholders of a series of shares such profits, surplus (including paid-in surplus), capital or assets held by the Trustees with respect to that series as they may deem proper. Dividends and distributions may be paid in cash or property (including without limitation any type of obligations of JHT or any assets thereof), and the Trustees may distribute ratably among the shareholders additional shares in such manner or terms as the Trustees may deem proper. The Trustees may always retain from the net profits of a series of shares such amount as they may deem necessary to pay the liabilities belonging to the series of shares or to meet obligations of the series of shares, or as they may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business.

     JHVIP. The DLLC Act provides that distributions of cash or other assets of a limited liability company be allocated among the shareholders, and among classes or groups of shareholders, in the manner provided in the limited liability company agreement.

     The LLC Agreement provides that the Board of Directors of JHVIP will from time to time distribute among the shareholders of JHVIP or a series or class thereof such proportion of the net profits, surplus, capital, or assets of JHVIP or such series as it may deem proper. The Board may always retain from the net profits such amount as it may deem necessary to pay the debts or expenses of JHVIP or such series or class thereof or to meet the obligations of JHVIP or a series or class thereof, or as it may deem desirable to use in the conduct of JHVIP's affairs or retain for future requirements or extensions of the business.

Election of Trustees/Directors; Terms; Removal

     JHT. The Massachusetts Statute does not address elections of Trustees or their terms of service or removal.

     The Declaration of Trust provides that the Trustees will be elected by the shareholders of JHT at the first meeting of shareholders. Each Trustee will serve as a Trustee during the lifetime of JHT and until its termination, except as such Trustee sooner dies, resigns, retires or is removed. Any Trustee may be removed with or without cause at any time: (i) by action of two-thirds of the Trustees prior to such removal; or (ii) by the vote of shareholders holding not less than two-thirds of the shares then outstanding, cast in person or by proxy at any meeting called for the purpose.

     JHVIP. The DLLC Act provides that management of a limited liability company may be vested in a manager to the extent, and with such manager chosen in the manner, provided in the limited liability company agreement. A manager will cease to be a manager by or in the manner provided in a limited liability company agreement.

     Under the LLC Agreement, the initial Directors of JHVIP will be the Trustees of JHT at the Effective Tie of the Reorganization. The Directors may succeed themselves and shall be elected by the shareholders owning of record a plurality of the shares voting at a meeting of shareholders on a date fixed by the Board. Subject to certain limitations, any of the Directors may be removed (provided the aggregate number of Directors after such removal is not less than one) with cause by the action of two-thirds of the remaining Directors or the holders of two-thirds of the outstanding shares of JHVIP.

Liability of Trustees/Directors and Officers; Indemnification

     JHT. The Massachusetts Statute does not address whether trustees of a Massachusetts business trust are afforded limited liability.

     As stated above, the Declaration of Trust provides that all persons extending credit to, contracting with or having any claim against JHT can only look to the assets of the series of shares with respect to which such persons extended credit or contracted, or with respect to which such claim arose for payment under such credit, contract or claim; neither the Trustees nor any of JHT's officers, employees or agents will be personally liable. In addition, under the Declaration of Trust, JHT will indemnify each of its Trustees and officers against all liabilities and against all expenses reasonably incurred in connection with the defense or disposition of any action in which the Trustee or officer may be involved as a party by reason of being a Trustee or officer. Indemnification will not be provided under certain circumstances, including with respect to actions not in good faith.

     JHVIP. The DLLC Act provides that (except as otherwise provided therein) the debts, obligations and liabilities of a limited liability company, whether arising in contract, tort or otherwise, are solely the debts, obligations and liabilities of the limited liability company, and no manager is obligated personally for any such debt, obligation or liability solely by reason of being a manager of the limited liability company. Under the DLLC Act, a limited liability company agreement may provide for the limitation of any and all liabilities for breach of contract and breach of duties of a manager to another person that is a party to or otherwise bound by the limited liability company agreement. The DLLC Act also permits a limited liability company to indemnify and hold harmless any manager or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions, if any, as are set forth in its limited liability company agreement.

Under the LLC Agreement, no Director, officer, employee or agent of JHVIP or any series thereof will be subject to any personal liability whatsoever to any person, other than to JHVIP or its shareholders, in connection with the property or the affairs of JHVIP, except to the extent arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties with respect to such person; and such persons must look solely to the property of JHVIP for satisfaction of claims of any nature arising in connection with the affairs of JHVIP. In any event, no Director, officer, employee or agent of JHVIP or any series thereof will be liable to, among others, JHVIP or its shareholders for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     The LLC Agreement provides that every person who is a Director, officer, employee or agent of JHVIP will be indemnified by JHVIP to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid in connection with any action in which such person becomes involved as a party or otherwise by virtue of being a Director or officer and against amounts paid or incurred in the settlement thereof. Indemnification will not be provided under certain circumstances, including with respect to actions in bad faith.

Preemptive, Dissenter's and Other Rights

     JHT. The Massachusetts Statute does not address preemptive, dissenter's or other such rights.

     The Declaration of Trust provides that shareholders have no preemptive or other right to receive, purchase or subscribe to any additional shares or other securities issued by JHT.

     JHVIP. The DLLC Act provides that preemptive, dissenter's and other rights are governed by the provisions of the limited liability company agreement.

     The LLC Agreement provides that the shares of JHVIP do not entitle the holders thereof to preference, preemptive, appraisal, conversion or exchange rights, except as the Board of Directors may determine with respect to any series or class of shares.

Amendments to Organizational Documents

     JHT.   The   Massachusetts   Statute   does  not  address   amendments   to
organizational documents.

     Subject to certain limitations, the Declaration of Trust may be amended by an instrument in writing signed by a majority of the Trustees: (a) for one or more of the following purposes: to change the name of JHT, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision or, as the Trustees deem necessary or advisable, to conform the Declaration of Trust to the requirements of applicable federal laws or regulations, including the requirements of the Internal Revenue Code with respect to regulated investment companies, but the Trustees will not be liable for failing to do so; and (b) for any other purpose so long as such amendment does not adversely affect the rights of any shareholder with respect to which such amendment is or purports to be applicable. The By-laws of JHT may be amended or repealed, in whole or part, by the Trustees.

     JHVIP. The DLLC Act provides for the amendment of organizational documents in accordance with their terms or as otherwise permitted by law.

     The LLC Agreement may be amended by a vote of a majority of Board of Directors, without approval or consent of the shareholders, except that no amendment can be made by the Board to impair any voting or other rights of shareholders prescribed by federal or state law.

     Under the LLC Agreement, the Board of Directors may amend the LLC Agreement without the approval or consent of shareholders for any purpose so long as such amendment does not adversely affect the rights of any shareholder. Without limiting the foregoing, the Board of Directors may amend the LLC Agreement without the approval or consent of shareholders: (i) to change the name of JHVIP or any series; (ii) to add to the Board's duties or obligations or surrender any rights or powers granted to the Board in the LLC Agreement; (iii) to cure any ambiguity, to correct or supplement any provision in the LLC Agreement which may be inconsistent with any other provision in the LLC Agreement or to make any other provisions with respect to matters or questions arising under the LLC Agreement which will not be inconsistent with the provisions of the LLC Agreement; and (iv) to eliminate or modify any provision of the LLC Agreement which (a) incorporates, memorializes or sets forth an existing requirement imposed by or under any federal or state statute or any rule, regulation or interpretation thereof or thereunder or (b) any rule, regulation, interpretation or guideline of any federal or state agency, including without limitation, requirements set forth in the 1940 Act and the rules and regulations thereunder (and interpretations thereof), to the extent any change in applicable law liberalizes, eliminates or modifies any such requirements, but the Board of Directors shall not be liable for failure to do so.

Inspection Rights -- Books and Records

     JHT. The Massachusetts Statute does not address inspection rights.

     The Declaration of Trust and By-Laws of JHT do not contain any provisions addressing inspection rights.

     JHVIP. The DLLC Act provides that each shareholder of a limited liability company has the right, subject to such reasonable standards as may be set forth in a limited liability company agreement or otherwise established by the manager, to obtain from the limited liability company upon reasonable demand certain records and information, including information regarding the status of the business and financial condition of the limited liability company.

     Under the LLC Agreement, a shareholder of JHVIP will have the right, subject to such reasonable standards as may be established from time to time by the Board of Directors, to obtain from JHVIP upon reasonable demand and for any purpose reasonably related to such shareholder's interest in JHVIP certain records and information regarding the status of the business and financial condition of JHVIP; provided, however, that JHVIP need not make available to any shareholder, and may keep confidential, for any reasonable period of time, any such information reasonably believed by the Company to be in the nature of trade secrets or other information the disclosure of which JHVIP in good faith believes is not in the best interest of JHVIP or could damage the JHVIP or its business or which JHVIP is required by applicable law or regulation or by agreement with a third party to keep confidential.


Dissolution and Termination

     JHT. The Massachusetts Statute does not address dissolution or termination.

     The Declaration of Trust provides that JHT may be terminated at any time by the Trustees by written notice to the shareholders or by a majority shareholder vote, shares of each series of shares voting separately by series of shares.

     JHVIP. The DLLC Act provides that a limited liability company is dissolved and its affairs shall be wound up upon the first to occur of the following: (1) at the time specified in a limited liability company agreement, but if no such time is set forth in the limited liability company agreement, then the limited liability company will have a perpetual existence; (2) upon the happening of events specified in a limited liability company agreement; (3) unless otherwise provided in a limited liability company agreement, upon the affirmative vote or written consent of the shareholders of the limited liability company; (4) at any time there are no shareholders unless the business of the limited liability company is continued without dissolution; or (5) the entry of a decree of judicial dissolution. The DLLC Act provides that a series of a limited liability company is terminated and its affairs shall be wound up upon the dissolution of the limited liability company or otherwise upon the first to occur of the following: (1) at the time specified in the limited liability company agreement;
(2) upon the happening of events specified in the limited liability company agreement; (3) unless otherwise provided in the limited liability company agreement, upon the affirmative vote or written consent of the shareholders of such series; or (4) if, on application by or for a shareholder of or manager associated with a series, the Delaware Court of Chancery decrees termination of such series whenever it is not reasonably practicable to carry on the business of the series in conformity with a limited liability company agreement.

     Under the LLC Agreement, JHVIP or any series or class thereof may be dissolved or terminated, as applicable: (i) at any meeting of shareholders of JHVIP or the appropriate series or class thereof by the affirmative vote of the holders of not less than two-thirds of the outstanding shares of JHVIP or the appropriate series or class; (ii) by an instrument in writing without a meeting, consented to by the holders of two-thirds of the outstanding shares of JHVIP or the appropriate series or class thereof; provided, that, if such dissolution or termination, as described in clauses (i) and (ii), is recommended by the Board of Directors, the vote or written consent of the holders of a majority of the outstanding shares of JHVIP or the appropriate series or class thereof entitled to vote is sufficient authorization; or (iii) by written notice to shareholders stating that a majority of the Board of Directors has determined that the continuation of JHVIP or a series or a class thereof is not in the best interest of such series or class, JHVIP or their respective shareholders.

Derivative Actions

     JHT. The Massachusetts Statute does not address derivative actions.

     As described above under "Meetings of Shareholders and Voting Rights," the Declaration of Trust provides for shareholder voting regarding derivative actions and further that that a shareholder of a particular series of shares is not entitled to bring, maintain or participate in a derivative action on behalf of any other series of shares.

     JHVIP. The DLLC Act provides that a shareholder of a limited liability company (or an assignee of such holder's interest) may bring an action in the Delaware Court of Chancery in the right of a limited liability company to recover a judgment in its favor if managers or shareholders with authority to do so have refused to bring the action or in an effort to cause those managers or shareholders to bring the action is not likely to succeed.

     The LLC Agreement provides that the Board of Directors of JHVIP has the power, in the exercise of its good faith judgment, to dismiss any derivative action, and that a shareholder of a particular series of shares is not entitled to participate in a derivative action on behalf of any other series of shares.

                                                                      APPENDIX F

                           FORM OF PLAN OF CONVERSION

     THIS PLAN OF CONVERSION (the "Plan") is made as of this ___ day of _________, 200 _, by John Hancock Trust ("JHT"), on behalf of itself and each of its separate series in existence at the Effective Time (as hereinafter defined) (each a "JHT Fund"), and by John Hancock Investment Management Services, LLC ("JHIMS"), solely for purposes of Section 8 of this Plan.

     WHEREAS, JHT is organized as a business trust in accordance with the laws of the Commonwealth of Massachusetts and pursuant to an Agreement and Declaration of Trust dated September 29, 1988, as amended (the "Declaration of Trust");

     WHEREAS, JHT is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and the shares of beneficial interest in JHT are registered with the SEC under the Securities Act of 1933, as amended (the "1933 Act"); and

     WHEREAS, the Board of Trustees of JHT (the "Board") has determined that it is in the best interests of JHT and each of the JHT Funds as well as the best interests of shareholders and owners of variable life and variable annuity contracts whose contract values are determined by investment in shares of the JHT Funds ("contract owners") to convert JHT from a Massachusetts business trust to a Delaware limited liability company, and that the interests of existing shareholders and contract owners will not be diluted as a result thereof.

     NOW, THEREFORE, JHT adopts this Plan as follows:

     1. Conversion. JHT will convert to a Delaware limited liability company (the "Conversion") at the Effective Time (as hereinafter defined) and pursuant to and with the effect provided in Section 18-214 of the Delaware Limited Liability Company Act (the "Act"). In connection therewith:

     (a) The limited liability company will be known as John Hancock Variable Insurance Portfolios, LLC ("JHVIP").

     (b) The Conversion and the Limited Liability Company Operating Agreement (the "LLC Agreement") that will govern the affairs of JHVIP will be approved in the manner specified in Section 18-214(h) of the Act.

     (c) The Management of JHT will cause to be filed with the Secretary of State for the State of Delaware a Certificate of Conversion to Limited Liability Company and a Certificate of Formation in accordance with Section 18-214(b) of the Act.

     (d) The "Effective Time" of the Conversion will be as of the close of regularly scheduled trading on the New York Stock Exchange on ___________, 2008 or at such other time and date as the Management of JHT may determine and specify in the Certificate of Conversion to Limited Liability Company and the Certificate of Formation.

     (e) At and after the Effective Time, for all purposes of the laws of the State of Delaware, JHVIP will be deemed to be the same entity as JHT as provided in Section 18-214(g) of the Act, the Conversion will constitute a continuation of the existence of JHT in the form of a Delaware limited liability company pursuant to Section 18-214(g) of the Act and the existence of JHVIP will be deemed to have commenced on the date JHT commenced its existence in Massachusetts as provided in Section 18-214(d) of the Act.

     (f) The LLC Agreement will establish, pursuant to Section 18-215(a) of the Act, as of the Effective Time designated series of JHVIP (each a "JHVIP Fund") each of which will correspond with one of the JHT Funds. Each JHVIP Fund will have the same investment objective, principal strategies and restrictions, the same advisory and subadvisory arrangements and the same distribution and administrative services arrangements as its corresponding JHT Fund immediately prior to the Effective Time.

     (g) At and after the Effective Time, each JHT Fund will continue its existence as its corresponding JHVIP Fund, and each JHVIP Fund will constitute a continuation of its corresponding JHT Fund in the form of a separate series of a Delaware limited liability company and will be deemed to have commenced its existence on the date its corresponding JHT Fund commenced its existence as a separate series of JHT.

     (h) At the Effective Time the assets (consisting, without limitation, of portfolio securities and instruments, dividend and interest receivables, cash and other assets) and liabilities of each JHT Fund immediately prior to the Effective Time will become the assets and liabilities of its corresponding JHVIP Fund.

     (i) At the Effective Time, each outstanding share of beneficial interest of each class of each JHT Fund will convert into an outstanding share of limited liability interest of the same designated class of the corresponding JHVIP Fund in accordance with Section 18-214(i) of the Act; each outstanding share will reflect substantially the same economic and voting interests immediately before and immediately after the Conversion.

     (j) In accordance with the provisions of Section 18-215(b) of the Act, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular JHVIP Fund will be enforceable against the assets of such JHVIP Fund only, and not against the assets of JHVIP generally or any other JHVIP Fund, and, except as otherwise provided in the LLC Agreement, none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to JHVIP generally or any other JHVIP Fund will be enforceable against the assets of the particular JHVIP Fund; the LLC Agreement and the Certificate of Formation will contain the provisions, and the LLC Agreement will provide that JHVIP will conduct its operations in the manner, specified in that Section in order for such Section to apply.

     (k) (i) All of the rights, privileges and powers of JHT and of each JHT Fund, all property, real, personal and mixed, and all debts due to JHT and each JHT Fund and all other things and causes of action belonging to JHT and each JHT Fund will remain vested in JHVIP and each corresponding JHVIP Fund and will be the property of JHVIP and each corresponding JHVIP Fund; (ii) the title to any real property, vested by deed or otherwise in JHT and each JHT Fund will not revert or be in any way impaired by reason of the Conversion; (iii) all rights of creditors and all liens upon the property of JHT or a JHT Fund will be preserved unimpaired, and all debts, liabilities and duties of JHT or a JHT Fund will remain attached to JHVIP or the corresponding JHVIP Fund and may be enforced against JHVIP or the corresponding JHVIP Fund to the same extent as if the debts, liabilities and duties had originally been incurred or contracted by JHVIP, in its capacity as a limited liability company, or by the corresponding JHVIP Fund, in its capacity as a series of a limited liability company; and (iv) the rights, privileges, powers and interests in property of JHT and each JHT Fund, as well as the debts, liabilities and duties of JHT and each JHT Fund, will not be deemed, as a consequence of the Conversion, to have been transferred to JHVIP or the corresponding JHVIP Fund.

     (l) At the Effective Time, the Trustees and officers of JHT will become, respectively, the Directors and officers of JHVIP, each to serve as such Director or officer of JHVIP until such time as his or her successor has been duly appointed or elected in accordance with the LLC Agreement.

     (m) At the Effective Time, for all periods on and after the Effective Time, the Declaration of Trust and By-Laws of JHT will cease to have any force or effect, and the Act, the Certificate of Formation and the LLC Agreement, as amended from time to time, will govern the affairs of JHVIP and the conduct of its business.

     2. Valuation. The assets and liabilities of each JHT Fund as of the Effective Time will be valued in the manner set forth in JHT's Declaration of Trust or By-laws and then current prospectus and statement of additional information. Thereafter, the assets and liabilities of each JHVIP Fund will be valued in the manner set forth in the LLC Agreement and then current prospectus and statement of additional information of JHVIP.

     3. Removal of Existence from Records. JHT will file with the Secretary for the Commonwealth of Massachusetts, pursuant to Section 109.07 of Title 950 of the Code of Massachusetts Regulations, a Certification of Termination for the sole purpose of removing the existence of JHT from the records of the Secretary of the Commonwealth of Massachusetts at or as soon as practicable following the Effective Time.

     4. Amendments to Registration Statements. Effective at or as soon as practicable after the Effective Time, JHVIP will amend the registration statements of JHT with the SEC under the 1940 Act and the 1933 Act to reflect the Conversion.

     5. Action by Shareholders. JHT will call and hold a meeting of the shareholders of the JHT Funds in existence on the record date for the meeting for the purposes, among others, of acting upon (i) a clarifying amendment to
Section 7.2 of the Declaration of Trust that will expressly authorize by action of the Board the conversion of JHT to a limited liability company (the "Trust Amendment") and (ii) the Conversion and the LLC Agreement (the "Meeting"), and in connection therewith will file with the SEC a proxy statement on Schedule 14A under the Securities Exchange Act of 1934, as amended (the "Proxy Statement"). Each JHT Fund which comes into existence subsequent to the record date for the Meeting but prior to the Effective Time (a "New Fund") will convert to or otherwise become a corresponding JHVIP Fund in the same manner and with the same effect as the conversion of JHT Funds in existence on the record date for the Meeting, provided that the initial shareholder of the New Fund has approved the Conversion and the LLC Agreement.

     6. Conditions Precedent. The Management of JHT may implement the Conversion without further authorization by the Board if the following conditions are satisfied:

     (a) approval by JHT shareholders of the Trust Amendment, the Conversion and the LLC Agreement;

     (b) the issuance of private letter rulings by each of the Internal Revenue Service and the Massachusetts Department of Revenue, or in lieu thereof the receipt by JHT of an opinion of counsel, substantially to the effect that for, respectively, federal and Massachusetts income tax purposes, any JHVIP Fund: (i) can elect to be taxed as an association taxable as a regulated investment company; or (ii) can choose to be taxed as a partnership (and not a publicly traded partnership) if the series has more than one shareholder, or as a disregarded entity if the series has only one shareholder; and

     (c) receipt by JHT of the opinion of Dykema Gossett PLLC as to the federal income tax consequences under the Internal Revenue Code of 1986, as amended, of the Reorganization that are described in the Proxy Statement.

     7. No Termination Under the Declaration of Trust. It is the intention of JHT that the Conversion will not constitute a termination of JHT or of any JHT Fund for purposes of Section 7.1 of the Declaration of Trust.

     8. Expenses of Conversion. JHIMS, or one or more of its affiliates on its behalf, will pay or cause to be paid all out-of-pocket fees and expenses incurred in connection with the Conversion, whether or not consummated, including, but not limited to, such accountants' fees, legal fees, printing expenses, transfer taxes (if any) and the fees of banks and transfer agents related to this Plan and the Conversion and for this purpose will bear 50% of the expenses associated with the preparation of the Proxy Statement and related solicitation of proxies.

     9. Amendment and Termination. This Plan may be amended or supplemented by the Board, and may be terminated and the Conversion abandoned by the Board or by the Management of JHT, at any time prior to the Effective Time.

     10. Miscellaneous.

     (a) The section and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

     (b) This Plan may be executed in any number of counterparts, each of which shall be deemed an original.

     (c) This Plan shall be governed by and construed in accordance with the laws of the State of Delaware (without regard to conflicts of laws principles), with all rights and remedies being governed by such laws.

     (d) The name "John Hancock Trust" is the designation of the Trustees under the Declaration of Trust, and all persons dealing with JHT must look solely to JHT's property for the enforcement of any claims against JHT, as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of JHT. No JHT Fund shall be liable for claims against any other JHT Fund.

     IN WITNESS WHEREOF, the undersigned have executed this Plan as of the date first above written.


JOHN HANCOCK TRUST

By:      _____________________________
Name:
Title:


John Hancock  Investment  Management  Services,  LLC agrees to the provisions of
Section 8 of this Plan.

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC

By:      _________________________________
Name:
Title:

                                                                      APPENDIX G

                               ADVISORY AGREEMENT
                MARKED TO SHOW CHANGES FROM PROPOSAL 3 AMENDMENTS

                      (Proposed changes are noted in bold)

     Advisory Agreement dated January 1, 1996, as amended and restated May 1, 1999, between Manufacturers Investment Trust (formerly, NASL Series Trust)*, a Massachusetts business trust (the "Fund" or the "Trust") and Manufacturers Securities Services, LLC** (the successor to NASL Financial Services, Inc.), a Delaware limited liability company ("MSS" or the "Adviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

*The prior name of John Hancock Trust was Manufacturers Investment Trust.
**The prior name of John Hancock Investment Management Services, LLC was Manufacturers Securities Services, LLC.

1.   APPOINTMENT OF ADVISER

The Trust hereby appoints MSS, subject to the supervision of the Trustees of the Trust and the terms of this Agreement, as the investment adviser for each of the portfolios of the Trust specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Trust from time to time (the "Portfolios"). The Adviser accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement commencing on its effective date. The Adviser will be an independent contractor and will have no authority to act for or represent the Trust in any way or otherwise be deemed an agent unless expressly authorized in this Agreement or another writing by the Trust and the Adviser.

2.   DUTIES OF THE ADVISER

a. Subject to the general supervision of the Trustees of the Trust and the terms of this Agreement, the Adviser will at its own expense, except as noted below, select and contract with investment subadvisers ("Subadvisers") to manage the investments and determine the composition of the assets of the Portfolios; provided, that any contract with a Subadviser (the "Subadvisory Agreement") shall be in compliance with and approved as required by the Investment Company Act of 1940, as amended ("Investment Company Act"), except for such exemptions therefrom as may be granted to the Trust or the Adviser. Subject always to the direction and control of the Trustees of the Trust, the Adviser will monitor compliance of each Subadviser with the investment objectives and related investment policies, as set forth in the Trust's registration statement with the Securities and Exchange Commission, of any Portfolio or Portfolios under the management of such Subadviser, and review and report to the Trustees of the Trust on the performance of such Subadviser.

     [With respect to the Franklin Templeton Founding Allocation Trust and any one or more of the Lifestyle Trusts named in Appendix A, the Adviser may elect to manage the investments and determine the composition of the assets of the Franklin Templeton Founding Allocation Trust or a Lifestyle Trust, subject to the approval of the Trustees of the Trust.]*

     *To be deleted and replace by 2.e. below pursuant to Proposal 3(c).

b.   The Adviser will furnish to the Trust the following:

     i. Office and Other Facilities. - The Adviser shall furnish to the Trust office space in the offices of the Adviser or in such other place as may be agreed upon by the parties hereto from time to time, and all necessary office facilities and equipment;

     ii. Trustees and Officers. - The Adviser agrees to permit individuals who are directors, officers or employees of the Adviser to serve (if duly elected or appointed ) as Trustees or President, [Treasurer or Secretary]* of the Trust, without remuneration from or other cost to the Trust.

     *Proposed to be deleted pursuant to Proposal 3(c)

     [iii. Other Personnel. The Adviser shall furnish to the Trust, at the Trust's expense, any other personnel necessary for the operations of the Trust. The Adviser shall not, however, furnish to the Trust personnel for the performance of functions (a) related to and to be performed under the Trust contract for custodial, bookkeeping, transfer and dividend disbursing agency services by the bank or other financial institution selected to perform such services and (b) related to the investment subadvisory services to be provided by any Subadviser pursuant to a Subadvisory Agreement.

     iv. Financial, Accounting, and Administrative Services. The Adviser shall:

          (1) maintain the existence and records of the Trust; maintain the registrations and qualifications of Trust shares under federal law; prepare all notices and proxy solicitation materials furnished to shareholders of the Trust (including holders of variable contracts funded by Trust shares), and

          (2) perform all administrative, compliance, financial, accounting, bookkeeping and recordkeeping functions of the Trust, including, without limitation, the preparation of all tax returns, all annual, semiannual and periodic reports to shareholders of the Trust and the preparation of all regulatory reports, except for any such functions that may be performed by a third party pursuant to a custodian, transfer agency or service agreement executed by the Trust.

     The Trust shall reimburse the Adviser for its expenses associated with all such services described in (1) and (2) above, including the compensation and related personnel expenses and expenses of office space, office equipment, utilities and miscellaneous office expenses, except any such expenses directly attributable to officers or employees of the Adviser who are serving as President, Treasurer or Secretary of the Trust. The Adviser shall determine the expenses to be reimbursed by the Trust pursuant to expense allocation procedures established by the Adviser in accordance with generally accepted accounting principles.]*

     *Proposed to be deleted pursuant to Proposal 3(c)

     v. Liaisons with Agents. The Adviser, at its own expense, shall maintain liaisons with the various agents and other persons employed by the Trust (including the Trust's transfer agent, custodian, independent accountants and legal counsel) and assist in the coordination of their activities on behalf of the Trust. Fees and expenses of such agents and other persons will be paid by the Trust.

     vi. Reports to Trust. The Adviser shall furnish to, or place at the disposal of, the Trust such information, reports, valuations, analyses and opinions as the Trust may, at any time or from time to time, reasonably request or as the Adviser may deem helpful to the Trust, provided that the expenses associated with any such materials furnished by the Adviser at the request of the Trust shall be borne by the Trust.

c. In addition to negotiating and contracting with Subadvisers as set forth in section (2) (a) of this Agreement and providing facilities, personnel and services as set forth in section (2)(b), the Adviser will pay:

     i. the cost of any advertising or sales literature relating solely to the Trust;

     ii. the cost of printing and mailing prospectuses to persons other than current holders of Trust shares or holders of variable contracts funded by Trust shares; and

     iii. the compensation of the President, [Treasurer, Secretary]* and Trustees of the Trust who are also directors, officers or employees of the Adviser or its affiliates.

     *Proposed to be deleted pursuant to Proposal 3(c)

d.   i. For purposes of section 2 (d) , the following definitions shall apply:

(A)"Expenses" means all the expenses of a Portfolio excluding: (i) taxes, (ii) portfolio brokerage commissions, (iii) interest, (iv) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business, and (v) any advisory fees.

(B)"Expense Limit" means the percent, specified in Appendix B to this Agreement, of a portfolio's average daily net assets on an annualized basis.

     ii. The Adviser agrees to reduce its advisory fee for a Portfolio of the Trust in an amount equal to the amount by which the Expenses of such Portfolio exceed the Expense Limit set forth in Appendix B and, if necessary, to remit to that Portfolio an amount necessary to ensure that such expenses do not exceed that Expense Limit. The expense limit contained in this paragraph 2(d) shall continue in effect until terminated by the Adviser upon notice to the Trust. Any termination of the expense limit shall be effective only as to expenses accruing after the date of such termination.

[e. With respect to any one or more of the Portfolios, the Adviser may elect to manage the investments and determine the composition of the assets of the Portfolios, subject to the approval of the Trustees of the Trust. In the event of such election, the Adviser, subject always to the direction and control of the Trustees of the Trust, will manage the investments and determine the composition of the assets of the Portfolios in accordance with the Trust's registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Adviser:

     i. will obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

     ii.will formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's registration statement, as amended;

    iii. will take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

     iv. will regularly report to the Trustees of the Trust with respect to the implementation of these investment programs;

      v. will provide assistance to the Trust's Custodian regarding the fair value of securities held by the Portfolios for which market quotations are not readily available;

     vi. will furnish, at its expense, (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios (excluding determination of net asset value and shareholder accounting services);

    vii. will select brokers and dealers to effect all transactions subject to the following conditions: the Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable; the Adviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement as amended; the Adviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Adviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to accounts managed by the Adviser; and the Adviser may use for the benefit of its other clients, or make available to companies affiliated with the Adviser for the benefit of such companies or their clients, any such brokerage and research services that the Adviser obtains from brokers or dealers;

   viii. to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, on occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Adviser, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner the Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients;

     ix. will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act") and the rules thereunder;

      x. will vote all proxies received in connection with securities held by the Portfolios; and

     xi. to the extent required by Rule 17a-10 under the Investment Company Act, is prohibited from consulting with subadvisers to other Portfolios or to portfolios under common control with any Portfolio concerning transactions for a Portfolio in securities or other assets.*

         *To be added pursuant to Proposal 3(a).

3.   EXPENSES ASSUMED BY THE TRUST

The Trust will pay all expenses of its organization, operations and business not specifically assumed or agreed to be paid by the Adviser, as provided in this Agreement, or by a Subadviser, as provided in a Subadvisory Agreement. Without limiting the generality of the foregoing, in addition to certain expenses described in section 2 above, the Trust shall pay or arrange for the payment of the following:

a. Edgarization, Printing and Mailing. Costs of edgarization, printing and mailing (i) all registration statements (including all amendments thereto) and prospectuses/statements of additional information (including all supplements thereto), all annual, semiannual and periodic reports to shareholders of the Trust (including holders of variable contracts funded by Trust shares), regulatory authorities or others, (ii) all notices and proxy solicitation materials furnished to shareholders of the Trust (including holders of variable contracts funded by Trust shares) or regulatory authorities and (iii) all tax returns;

b. Compensation of Officers and Trustees. Compensation of the officers and Trustees of the Trust (other than persons serving as President, [Treasurer, Secretary]* or Trustee of the Trust who are also directors, officers or employees of the Adviser or its affiliates);

     *Proposed to be deleted pursuant to Proposal 3(c)

c. Registration and Filing Fees. Registration, filing and other fees in connection with requirements of regulatory authorities, including, without limitation, all fees and expenses of registering and maintaining the registration of the Trust under the Investment Company Act and the registration of the Trust's shares under the Securities Act of 1933, as amended;

d. Custodial Services. The charges and expenses of the custodian appointed by the Trust for custodial services;

e. Accounting Fees. the charges and expenses of the independent accountants retained by the Trust;

f. Transfer, Bookkeeping and Dividend Disbursing Agents. The charges and expenses of any transfer, bookkeeping and dividend disbursing agents appointed by the Trust;

g. Commissions. Broker's commissions and issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party;

h. Taxes. Taxes and corporate fees payable by the Trust to federal, state or other governmental agencies and the expenses incurred in the preparation of all tax returns;

i. Stock Certificates. The cost of stock certificates, if any, representing shares of the Trust;

j. Legal Services. Legal services and expenses in connection with the affairs of the Trust, including registering and qualifying its shares with regulatory authorities;

k.   Membership Dues. Association membership dues;

1. Insurance Premiums. Insurance premiums for fidelity, errors and omissions, directors and officers and other coverage;

m. Shareholder and Trustee Meetings. Expenses of shareholders and Trustee meetings;

n. Pricing. Pricing of the Trust Portfolios and shares, including the cost of any equipment or services used for obtaining price quotations and valuing Trust portfolio investments;

o.   Interest. interest on borrowings;

p. Communication Equipment. All charges for equipment or services used for communication between the Adviser or the Trust and the custodian, transfer agent or any other agent selected by the Trust; and

q. Nonrecurring and Extraordinary Expense. Such nonrecurring expenses as may arise, including the costs of actions, suits, or proceedings to which the Trust is, or is threatened to be made, a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its Trustees, officers, agents and shareholders.

4.   COMPENSATION OF ADVISER

Subject to the provisions of section 2(d) of this Agreement, the Trust will pay the Adviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

5.   NON-EXCLUSIVITY

The services of the Adviser to the Trust are not to be deemed to be exclusive, and the Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that the directors, officers and employees of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees or employees of any other firm or corporation, including other investment companies.

6.   SUPPLEMENTAL ARRANGEMENTS

The Adviser may enter into arrangements with other persons affiliated with the Adviser to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Adviser.

7.   CONFLICTS OF INTEREST

It is understood that Trustees, officers, agents and shareholders of the Trust are or may be interested in the Adviser as directors, officers, stockholders, or otherwise; that directors, officers, agents and stockholders of the Adviser are or may be interested in the Trust as Trustees, officers, shareholders or otherwise; that the Adviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the Articles of Incorporation of the Adviser, respectively, or by specific provision of applicable law.

8.   REGULATION

The Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

9.   DURATION AND TERMINATION OF AGREEMENT

This  Agreement  shall become  effective on the later of: (i) its  execution and
(ii) the date of the meeting of the shareholders of the Trust, at which meeting this Agreement is approved by the vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Portfolios. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Trust provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the Portfolios of the Trust.

If the shareholders of a series of shares of any Portfolio fail to approve the Agreement or any continuance of the Agreement, the Adviser will continue to act as investment adviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Adviser or a different adviser or other definitive action; provided, that the compensation received by the Adviser in respect of such Portfolio during such period will be no more than its actual costs incurred in furnishing investment advisory and management services to such Portfolio or the amount it would have received under the Agreement in respect of such Portfolio, whichever is less.

This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of the series of shares of such Portfolio, on sixty days' written notice to the Adviser, or by the Adviser on sixty days' written notice to the Trust. This Agreement will automatically terminate, without payment of any penalty, in the event if its assignment (as defined in the Investment Company Act).

10.  PROVISION OF CERTAIN INFORMATION BY ADVISER

The Adviser will promptly notify the Trust in writing of the occurrence of any of the following events:

a. the Adviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b. the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c. the chief executive officer or controlling stockholder of the Adviser or the portfolio manager of any Portfolio changes.

11.  AMENDMENTS TO THE AGREEMENT

This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the outstanding voting securities of each of the Portfolios affected by the amendment and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series of shares of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the Portfolios of the Trust.

12.  ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties.

13.  HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

14.  NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or Adviser in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this section.

15.  SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

16.  GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

17.  LIMITATION OF LIABILITY

The Declaration of Trust establishing the Trust, dated September 29, 1988, a copy of which, together with all amendments thereto (the "Declaration") , is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "Manufacturers Investment Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim or otherwise, in connection with the affairs of the Trust or any Portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.

[18. LIABILITY OF THE ADVISER

In the absence of (a) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, (b) reckless disregard by the Adviser of its obligations and duties hereunder, or
(c) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940
Act), neither the Adviser nor any of its directors, officers or employees shall be subject to any liability whatsoever to the Trust, or to any shareholder for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the
purchase,   holding,  redemption  or  sale  of  any  security  on  behalf  of  a
Portfolio.]*

*To be added pursuant to Proposal 3(b).

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

                                         Manufacturers Investment Trust



                                         By:


                                         Manufacturers Securities Services, LLC


                                         By:


                                   APPENDIX A

                   [Advisory Fees are set forth in Appendix I]

                                   APPENDIX B

                                [not applicable]

                                                                      APPENDIX H

                          ADDITIONAL INFORMATION ABOUT
                     THE ADVISER AND THE ADVISORY AGREEMENT

     The information set forth below regarding the Adviser and the Advisory Agreement should be read in conjunction with Proposals 3(a) - 3(d).

Prior Approvals of the Advisory Agreement

     The Advisory Agreement, dated January 1, 1996 (as amended from time to time thereafter to add additional Funds), was most recently approved by the Board on June 8, 2007 in connection with the annual continuance thereof and by the shareholders of the then existing Funds on March 1, 2005 in connection with an increase in advisory fees and corresponding decrease in Rule 12b-1 fees.

Management and Control of the Adviser

     The Adviser is a Delaware limited liability company having its principal offices at 601 Congress Street, Boston, Massachusetts 02210. It is a
wholly-owned subsidiary of JHLICO (U.S.A.) and an indirect wholly owned subsidiary of MFC. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

     The principal executive officers and directors of the Adviser and their principal occupations are set forth below The business address of each such person, unless otherwise stated, is 601 Congress Street, Boston, MA 02210. None of the officers and directors of the Adviser is a director of a publicly-held company.

Name                   Position with JHIMS         Position with JHT              Principal Occupation
---------------------- --------------------------- ------------------------------ -----------------------------------------
James R. Boyle         Chairman, Director          Trustee                        President, JHLICO (U.S.A.)

Keith F.               President, Chief            President and Chief            President and Chief Executive Officer,
Hartstein              Executive Officer and       Executive Office               John Hancock Funds
                       Director
                                                   Chief Operating Officer        Executive Vice President and Chief
John G. Vrysen         Executive Vice President,                                  Financial Officer, John Hancock Funds
                       Chief Financial Officer
                       and Director

John J. Danello        Vice President and Chief    Secretary                      Chief Financial Officer
                       Legal Counsel                                              Vice President, Law,
                                                                                  John Hancock Financial Services

Bruce Speca            Executive Vice President    Senior Vice President,         Senior Vice President, Investments,
                                                   Investments                    John Hancock Financial Services

Robert Boyda           Senior Vice President       Vice President, Investments    Vice President, Investments
                                                                                  John Hancock Financial Services

Steven Medina          Senior Vice President       Vice President, Investments    Vice President, Investments
                                                                                  John Hancock Financial Services

Francis V. Knox        Vice President and Chief    Chief Compliance Officer       Chief Compliance Officer,
                       Compliance Officer                                         John Hancock Financial Services

John R. Hatch          Vice President and Chief    N/A                            President and Chief Financial Officer,
                       Administrative Officer                                     John Hancock Signature Services, Inc.

Advisory Fee Payments

     For the fiscal year ended December 31, 2006, the aggregate investment advisory fees paid by JHT to the Adviser under the Advisory Agreement and the fee schedules for the Funds then in effect was $372,698.316, allocated among the Funds as follows:

Fund                                  Advisory Fee            Fund                               Advisory Fee

500 Index Trust                         $6,488,537     Lifestyle Moderate Trust                    $ 693,854
500 Index B Trust B                      5,152,722     Managed Trust                              12,129,731
Absolute Return Trust                          N/A     Mid Cap Index Trust                         2,556,837
Active Bond Trust                       13,301,008     Mid Cap Stock Trust                         8,261,076
All Cap Core Trust                       3,511,233     Mid Cap Value Equity Trust                    550,583
All Cap Growth Trust                     3,333,426     Mid Cap Value Trust                         4,668,200
All Cap Value Trust                      2,577,916     Mid Value Trust                             1,719,304
Blue Chip Growth Trust                  20,437,439     Money Market Trust                         12,374,716
Bond Index Trust A                         269,748     Money Market Trust B                        2,413,578
Bond Index Trust B                         795,138     Natural Resources Trust                     9,320,274
Capital Appreciation Trust               5,518,609     Overseas Equity Trust                       4,024,207
Classic Value Trust                        446,939     Pacific Rim Trust                           1,498,046
Core Bond Trust                          1,244,541     Quantitative All Cap Trust                  2,157,031
Core Equity Trust                        3,744,021     Quantitative Mid Cap Trust                    317,935
Dynamic Growth Trust                     1,518,209     Quantitative Value Trust                    2,219,037
Emerging Growth Trust                      230,647     Real Estate Equity Trust                    1,640,199
Emerging Small Company Trust             3,014,440     Real Estate Securities Trust                7,042,742
Equity-Income Trust                     18,788,587     Real Return Bond Trust                      5,805,549
Financial Services Trust                 1,303,334     Science & Technology Trust                  4,457,660
Fundamental Value Trust                  7,939,119     Short-Term Bond Trust                       1,355,865
Global Allocation Trust                  1,999,123     Small Cap Trust                             1,608,652
Global Bond Trust                        6,373,035     Small Cap Growth Trust                      3,122,161
Global Real Estate Trust                 2,312,528     Small Cap Index Trust                       1,942,340
Global Trust                             3,178,108     Small Cap Intrinsic Value                         N/A
Growth Trust                                   N/A     Small Cap Opportunities Trust               4,253,256
Growth & Income Trust                   14,336,120     Small Cap Value Trust                       3,685,401
Growth Opportunities Trust                     N/A     Small Company Trust                           689,264
Health Sciences Trust                    2,578,376     Small Company Growth Trust                    816,967
High Income Trust                        1,380,440     Small Company Value Trust                   7,018,573
High Yield Trust                        10,819,024     Special Value Trust                           988,608
Income & Value Trust                     4,803,533     Spectrum Income Trust                       5,214,580
Index Allocation Trust                      20,615     Strategic Bond Trust                        4,245,929
International Core Trust                 9,760,692     Strategic Income Trust                      1,652,840
International Equity Index Trust A       1,205,833     Strategic Opportunities Trust               3,516,859
International Equity Index Trust B       2,158,415     Total Return Trust                         11,996,292
International Growth Trust                     N/A     Total Stock Market Index Trust              2,014,177
International Opportunities Trust        4,653,791     U.S. Core Trust                             8,243,219
International Small Cap Trust            5,290,949     U.S. Global Leaders Growth Trust            3,676,104
International Small Company Trust        1,293,292     U.S. Government Securities Trust            2,445,049
International Value Trust               11,551,657     U.S. High Yield Bond Trust                  1,883,922
Intrinsic Value Trust                          N/A     U.S. Large Cap Trust                        6,668,635
Investment Quality Bond Trust            2,362,925     U.S. Multi Sector Trust                     8,464,831
Large Cap Trust                          1,301,217     Utilities Trust                             1,364,931
Large Cap Value Trust                    2,792,932     Value Trust                                 2,385,250
Lifestyle Aggressive Trust                 247,814     Value & Restructuring Trust                 2,089,078
Lifestyle Balanced Trust                 2,935,469     Value Opportunities Trust                         N/A
Lifestyle Conservative Trust               274,250     Vista Trust                                   834,088
Lifestyle Growth Trust                   3,425,135

     The Adviser pays a subadvisory fee to each Fund subadviser out of the advisory fee it receives from JHT for that Fund. Of the 37 current subadvisers to the Funds, the following three are affiliates of the Adviser: Declaration Management & Research, LLC; MFC Global Investment Management (U.S.), LLC; and MFC Global Investment Management (U.S.A.) Limited.

Payments by JHT to Affiliates of the Adviser

     JH Distributors. JH Distributors (the "Distributor"), an indirect wholly-owned subsidiary of MFC, is JHT's distributor and principal underwriter. It is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority ("FINRA"), the successor to the National Association of Securities Dealers.

     Other than the Rule 12b-1 fees and service fees described below, the Distributor does not receive compensation from JHT. Series I and Series II shares of each Fund are subject to Rule 12b-1 fees. A portion of the Rule 12b-1 fee may constitute a "service fee" as defined in FINRA Rule 2830(d)(5). For the fiscal year ended December 31, 2006, JHT paid aggregate Rule 12b-1 fees and service fees to the Distributor of $80,637,900, allocated among the Series I and Series II shares of the Funds as follows:

                                                  Series I Shares                   Series II Shares
Fund                                         Service Fee    Distribution Fee  Service Fee   Distribution Fee
500 Index                                       $585,201                  $0     $296,075                 $0
Active Bond                                       75,513                   0    1,365,304                  0
All Cap Core                                     109,771                   0       28,320                  0
All Cap Growth                                   133,181                   0       81,194                  0
All Cap Value                                     34,807                   0      168,148                  0
American Blue Chip Income & Growth                     0              36,562            0            953,635
American Bond                                          0               2,642            0          1,736,795
American Growth                                        0             251,597            0          6,544,854
American Growth - Income                               0              56,258            0          5,230,937
American International                                 0             187,188            0          3,922,835
Blue Chip Growth                                 352,764                   0      442,954                  0
Bond Index A                                      22,513                   0            0                  0
Capital Appreciation                              99,182                   0      230,187                  0
Classic Value                                     10,238                   0       68,429                  0
Core Bond                                             41                   0        3,423                  0
Core Equity                                          798                   0      132,964                  0
Dynamic Growth                                    62,446                   0       97,842                  0
Emerging Growth                                      874                   0       34,083                  0
Emerging Small Company                           121,957                   0      157,246                  0
Equity-Income                                    412,172                   0      759,763                  0
Financial Services                                29,275                   0      119,789                  0
Fundamental Value                                 98,124                   0      783,071                  0
Global                                           174,395                   0       95,981                  0
Global Allocation                                 43,401                   0      368,942                  0
Global Bond                                       61,705                   0      410,752                  0
Health Sciences                                   66,095                   0      205,558                  0
High Yield                                        81,600                   0      252,785                  0
Income & Value                                   250,213                   0      263,271                  0
Index Allocation                                                                  103,073
International Core                                70,656                   0       97,216                  0
International Equity Index A                      89,103                   0      103,404                  0
International Opportunities                        1,309                   0       68,014                  0
International Small Cap                           73,819                   0      134,480                  0
International Value                              208,056                   0      560,070                  0
Investment Quality Bond                          102,521                   0      290,148                  0
Large Cap                                            190                   0        3,253                  0
Large Cap Value                                    8,417                   0      217,966                  0
Lifestyle Aggressive                             114,076                   0      873,001                  0
Lifestyle Balanced                               539,154                   0   14,688,105                  0
Lifestyle Conservative                            89,402                   0    1,174,316                  0
Lifestyle Growth                                 480,202                   0   17,806,452                  0
Lifestyle Moderate                               168,969                   0    3,282,521                  0
Mid Cap Index                                    136,610                   0      157,012                  0

                                                  Series I Shares                   Series II Shares
Fund                                         Service Fee    Distribution Fee  Service Fee   Distribution Fee
Mid Cap Stock                                    185,973                   0      449,436                  0
Mid Cap Value                                    136,943                   0      560,556                  0
Mid Value Trust                                    1,292                   0       26,624                  0
Money Market                                   1,129,879                   0      844,263                  0
Natural Resources                                 10,198                   0      602,112                  0
Overseas Equity                                      968                   0       16,958                  0
Pacific Rim                                       64,488                   0      122,494                  0
Quantitative All Cap                             148,943                   0       15,265                  0
Quantitative Mid Cap                               8,088                   0       35,094                  0
Quantitative Value                                   289                   0       11,801                  0
Real Estate Securities                           145,189                   0      373,102                  0
Real Return                                        2,465                   0      315,219                  0
Science & Technology                             182,039                   0      147,662                  0
Small Cap                                            350                   0        2,941                  0
Small Cap Growth                                   5,712                   0       76,534                  0
Small Cap Index                                  108,287                   0      130,797                  0
Small Cap Opportunities                           58,638                   0      199,838                  0
Small Cap Value                                   15,548                   0      117,328                  0
Small Company                                        757                   0       46,667                  0
Small Company Value                              147,029                   0      504,892                  0
Special Value                                        508                   0       19,299                  0
Strategic Bond                                    87,707                   0      275,604                  0
Strategic Income                                   6,654                   0       61,357                  0
Strategic Opportunities                          207,648                   0       64,487                  0
Total Return                                     198,204                   0      657,994                  0
Total Stock Market Index                         107,523                   0       93,105                  0
US Core                                          494,658                   0      237,603                  0
U.S. Global Leaders Growth                        18,937                   0       79,867                  0
US Government Securities                          98,876                   0      233,094                  0
U.S. High Yield Bond                                 411                   0        5,856                  0
U.S. Large Cap Value                             229,378                   0      298,394                  0
Utilities                                         50,728                   0      142,629                  0
Value                                            135,359                   0      122,197                  0

                                                                      APPENDIX I

                           ADVISORY FEE SCHEDULES AND
                     COMPARABLE FUNDS MANAGED BY THE ADVISER

     This Appendix sets forth the advisory fee schedule under the current Advisory Agreement for each of the Funds (excluding the American Feeder Funds which do not have an adviser) as well as, with respect to each Fund, information relating to comparable funds managed by the Adviser. The Adviser currently acts as investment adviser to the following registered investment companies in addition to JHT: JHF II and JHF III. The Funds of JHT are "variable products" funds whose shares are sold principally to insurance companies as the funding media for variable contracts. The separate series or funds of JHF II and JHF III are "retail" funds whose shares are offered to the public. For most JHT Funds, there are corresponding JHF II or JHF III funds that have the same investment objective and principal strategies and the same subadviser(s) as the JHT Fund.

     Under the current Advisory Agreement, the Adviser receives, as compensation for its services, a fee from JHT computed separately for each Fund. The amount of the advisory fee for most Funds is determined by applying the daily equivalent of an annual fee rate to the net assets of the Fund. The annual fee rate for a Fund is calculated each day by applying annual percentage rates (including breakpoints) for a Fund to applicable portions (as determined by the breakpoints) of Aggregate Net Assets and dividing the sum of the amounts so determined by Aggregate Net Assets. The term Aggregate Net Assets may include, in addition to the net assets of a Fund, the net assets of one or more other Funds of JHT or one or more corresponding or other funds of JHF II or JHF III (but only for the period during which the subadviser for the Fund also serves as the subadviser for such other fund(s) of JHT, JHF II or JHF III).

     The table below sets forth, for each JHT Fund, the Fund's net assets as of August 31, 2007 and the name(s) and the net assets as of August 31, 2007 of the corresponding JHF II or JHF III fund(s), if any, with which, unless otherwise noted, assets are aggregated for purposes of determining advisory fees.

     Information with respect to applicable fee waivers and expense reimbursements or expense limits is set forth separately for the JHT, JHF II and JHF III funds in the notes following the table of advisory fee schedules and comparable fund information. Footnotes in the table below with respect to JHT, JHF II and JHF III funds are to the separate sets of notes for, respectively, the JHT, JHF II and JHF III funds following the table.

     As used in the table: (i) the term "Affiliated Fund Assets" means assets that are invested in any fund of JHT, JHF II or JHF III (excluding the following JHT Funds: Money Market Trust B, 500 Index Trust B, International Equity Index Trust B and Bond Index Trust B); and (ii) the term " Other Assets" means assets other than Affiliated Fund Assets. As of the Record date, the following funds of JHF II had not yet been funded: the Classic Value Fund, Dynamic Growth Fund, Financial Services Fund, Global Allocation Fund, Global Fund, Growth Fund,
Growth & Income Fund, Growth Opportunities Fund, Health Sciences Fund, International Growth Fund, Intrinsic Value Fund, Lifecycle 2050 Portfolio, Managed Fund, Money Market Portfolio, Overseas Equity Fund, Pacific Rim Fund, Science & Technology Fund, Short Term Bond Fund, Small Cap Growth Fund, Small Cap Value Fund, Total Stock Market Index Fund, Utilities Fund and Value Opportunities Fund.

-------------------------------------------------------------------------------------------------------------
                           Advisory Fee Schedules and Comparable Fund Information

-------------------------------------------------------------------------------------------------------------
------------------------------------ ------------------------------ --------------------------------------------------
                                     Corresponding JHF II (6) or    Advisory Fee of the JHT Fund and any JHF II or
JHT Fund (1) (2)                     JHF III Fund(s)                JHF III Fund as a Percentage of Aggregate Net
(Net Assets as of 8/31/07)           (Net Assets as of 8/31/07)     Assets
------------------------------------ ------------------------------ --------------------------------------------------
500 Index Trust                      Index 500 Fund                 0.470% -- first $500 million; and 0.460% -- excess
$1,561,696,526                       $83,478,657                    over $500 million
                                                                    (Aggregate Net Assets include the net assets of
                                                                    the Index 500 Fund, a series of JHF II, and the
                                                                    500 Index Trust, a series of JHT).
------------------------------------ ------------------------------ --------------------------------------------------
500 Index Trust B (8)                See 500 Index Trust for        0.470% -- first $500 million; and 0.460% -- excess
$1,263,306,671                       comparable funds               over $500 million
                                                                    (Aggregate Net Assets include only the net
                                                                    assets of the Index 500 Trust B).
------------------------------------ ------------------------------ --------------------------------------------------
Absolute Return Trust (3)            Absolute Return Portfolio      Advisory fee on Affiliate Fund Assets:
$0                                   (JHF II) (2)                   0.150% -- first $200 million; 0.125% between $200
                                     $5,644,250                     million and $500 million, and 0.100% -- excess
                                                                    over $500 million.

                                                                    Advisory fee on Other Assets:
                                                                    0.600% -- first $200 million; 0.575% between $200
                                                                    million and $500 million, and 0.500% -- excess
                                                                    over $500 million.
------------------------------------ ------------------------------ --------------------------------------------------
Active Bond Trust                    Active Bond Fund (JHF II)      0.600% -- at all asset levels
 $2,560,776,745                      $558,598,505
------------------------------------ ------------------------------ --------------------------------------------------
All Cap Core Trust                   All Cap Core Fund (JHF II)     0.800% -- first $500 million; and 0.750% -- excess
$802,727,449                         $476,661,834                   over $500 million.
------------------------------------ ------------------------------ --------------------------------------------------
All Cap Growth Trust                 All Cap Growth Fund (JHF II)   0.850% -- first  $500  million;  0.825% --  between
$379,312,988                         $132,169,267                   $500 million and $1 billion;  and 0.800% -- excess
                                                                    over $1 billion.
------------------------------------ ------------------------------ --------------------------------------------------
All Cap Value Trust                  All Cap Value Fund (JHF II)    0.850% -- first $250 million; 0.800% -- next $250
$139,456,621                         $96,066,660                    million; and 0.750% -- excess over $500 million.
------------------------------------ ------------------------------ --------------------------------------------------
Blue Chip Growth Trust (11)          Blue Chip Growth Fund (JHF     0.825% -- first $1 billion; and 0.800% -- excess
$2,923,821,530                       II) (7)                        over $1 billion.
                                     $1,686,513,985
------------------------------------ ------------------------------ --------------------------------------------------
Bond Index Trust A                   N/A                            0.470% - all asset levels
$147,374,760                                                        (Aggregate Net Assets include only the net
                                                                    assets of the Bond Index Trust A)
------------------------------------ ------------------------------ --------------------------------------------------
Bond Index Trust B (8)               N/A                            0.470% - all asset levels
$166,441,992                                                        (Aggregate Net Assets include only the net
                                                                    assets of the Bond Index Trust B).
------------------------------------ ------------------------------ --------------------------------------------------
Capital Appreciation Trust           Capital Appreciation Fund      0.850% -- first $300 million; 0.800% -- between
$1,053,407,515                       (JHF II)                       $300 million and $500 million; 0.700% -- between
                                     $651,983,549                   $500 million and $1 billion; and 0.670% -- excess
                                                                    over $1 billion.
------------------------------------ ------------------------------ --------------------------------------------------

------------------------------------ ------------------------------ --------------------------------------------------
                                     Corresponding JHF II (6) or    Advisory Fee of the JHT Fund and any JHF II or
JHT Fund (1) (2)                     JHF III Fund(s)                JHF III Fund as a Percentage of Aggregate Net
(Net Assets as of 8/31/07)           (Net Assets as of 8/31/07)     Assets
------------------------------------ ------------------------------ --------------------------------------------------
Classic Value Trust                  Classic Value Fund (JHF II)    0.800% -- at all asset levels.
$78,194,188                          $0
------------------------------------ ------------------------------ --------------------------------------------------
Core Bond Trust                      Core Bond Fund (JHF II)        0.690% -- first $200 million; 0.640% -- next $200
$270,973,102                          $268,953,166                  million; and 0.570% -- excess over $400 million.
------------------------------------ ------------------------------ --------------------------------------------------
Core Equity Trust                    Core Equity Fund (JHF II)      0.850% -- first $350 million; and 0.750% -- excess
$620,678,423                         $826,318,748                   over $350 million.
------------------------------------ ------------------------------ --------------------------------------------------
Dynamic Growth Trust                 Dynamic Growth Fund (JHF II)   0.900% -- first $250 million; 0.850% -- next $250
$139,617,990                         $0                             million; 0.825% -- next $250 million; and 0.800%
                                                                    -- excess over $1 billion.
------------------------------------ ------------------------------ --------------------------------------------------
Emerging Growth Trust (4)            Emerging Growth Fund (JHF II)  0.800% -- at all asset levels.
$28,051,591                          $198,802,495
------------------------------------ ------------------------------ --------------------------------------------------
Emerging Markets Value Trust         Emerging Markets Value Fund    1.00% - first $100 million; 0.950% - excess over
$486,558,620                         (JHF II)                       $100 million.
                                     $482,474,927
------------------------------------ ------------------------------ --------------------------------------------------
Emerging Small Company Trust         Emerging Small Company Fund    0.970% -- first $500 million; and 0.900% -- excess
$248,301,051                         (JHF II) (4)                   over $500 million.
                                     $55,358,102
------------------------------------ ------------------------------ --------------------------------------------------
Equity-Income Trust (11)             Equity-Income Fund (JHF II)    0.825% -- first $1 billion; and 0.800% -- excess
 $2,453,224,148                      (7)                            over $1 billion.
                                      $923,536,650
------------------------------------ ------------------------------ --------------------------------------------------
Financial Services Trust             Financial Services Fund (JHF   0.850% -- first $50 million; 0.800% -- next $450
$152,332,751                         II) $0                         million; and 0.750% -- excess over $500 million.

------------------------------------ ------------------------------ --------------------------------------------------
------------------------------------ ------------------------------ --------------------------------------------------
Franklin Templeton Founding          N/A                            Advisory fee on Affiliated Fund Assets:
Allocation Trust (5)                                                0.050% --first $500 million; and 0.040% --excess
$664,149,293                                                        over $500 million

                                                                    Advisory fee on Other Assets:
                                                                    0.500% -- first $500 million; and 0.490% -- excess
                                                                    over $500 million
------------------------------------ ------------------------------ --------------------------------------------------
Fundamental Value Trust              Fundamental Value Fund (JHF    0.850% -- first $50 million; 0.800% -- next $450
$1,366,930,949                       II)                            million; and 0.750% -- excess over $500 million.
                                     $1,030,701,777
------------------------------------ ------------------------------ --------------------------------------------------
Global Allocation Trust              Global Allocation Fund (JHF    0.850% -- first $500 million; and 0.800% -- excess
$329,919,973                         II) $0                         over $500 million.
------------------------------------ ------------------------------ --------------------------------------------------
Global Bond Trust                    Global Bond Fund (JHF II)      0.700% -- at all asset levels.
$1,228,059,771                       $802,601,169
------------------------------------ ------------------------------ --------------------------------------------------

------------------------------------ ------------------------------ --------------------------------------------------
                                     Corresponding JHF II (6) or    Advisory Fee of the JHT Fund and any JHF II or
JHT Fund (1) (2)                     JHF III Fund(s)                JHF III Fund as a Percentage of Aggregate Net
(Net Assets as of 8/31/07)           (Net Assets as of 8/31/07)     Assets
------------------------------------ ------------------------------ --------------------------------------------------
Global Real Estate Trust             Global Real Estate Fund (JHF   0.950% -- first $500 million; 0.925% -- next $250
$497,080,096                         II)                            million; and 0.900% -- excess over $750 million.
                                     $465,481,394
------------------------------------ ------------------------------ --------------------------------------------------
Global Trust (4) (6)                 Global Fund (JHF II) (5)       JHT and JHF II:
$622,798,743                         $0
                                                                    0.850% -- first $1 billion; and 0.800% -- excess
                                     Global Fund (JHF III) (1) (2)  over $1 billion.  (Aggregate Net Assets include
                                     $0                             the net assets of the Global Trust, a series of
                                                                    JHT, the Global Fund, a series of JFH II, the
                                                                    International Value Fund, a series of JHF II and
                                                                    the International Value Trust, a series of JHT).

                                                                    JHF III:

                                                                    0.900% -- first $200 million; 0.875% --  next $800
                                                                    million; and 0.860% -- excess over $1 billion.
                                                                    (Aggregate Net Assets include the net assets of
                                                                    the Global Fund, a series of JHF III, only).
------------------------------------ ------------------------------ --------------------------------------------------
Growth & Income Trust                Growth & Income Fund (JHF      0.675% -- at all asset levels.
$2,007,887,210                       II) $0
------------------------------------ ------------------------------ --------------------------------------------------
Growth Opportunities Trust           Growth Opportunities Fund      0.800% -- first $500 million; 0.780% -- next $500
$0                                   (JHF II)                       million; 0.770% -- next $1.5 billion; and 0.760%
                                     $0                             -- excess over $2.5 billion.
                                                                    (Aggregate Net Assets include the net assets of
                                     Growth Opportunities Fund      Growth Opportunities Fund, a series of JHF II,
                                     (JHF III) (1)(2)               the Growth Opportunities Trust, a series of JHT,
                                      $115,552,952                  and the Growth Opportunities Fund, a series of
                                                                    JHF III).
------------------------------------ ------------------------------ --------------------------------------------------
Growth Trust                         Growth Fund (JHF II)           0.800% -- first $500 million; 0.780% -- next $500
$0                                   $ 0                            million; 0.770% -- next $1.5 billion; and 0.760%
                                                                    -- excess over $2.5 billion.
                                     Growth Fund (JHF III) (1)(2)   (Aggregate Net Assets include the net assets of
                                     $27,516,990                    the Growth Fund, a series of JHF II, the Growth
                                                                    Trust, a series of JHT, and the Growth Fund, a
                                                                    series of JHF III).
------------------------------------ ------------------------------ --------------------------------------------------
Health Sciences Trust (11)           Health Sciences Fund (JHF      1.050% -- first $500 million; and 1.000% -- excess
$241,718,649                         II) (7)                        over $500 million.
                                     $0
------------------------------------ ------------------------------ --------------------------------------------------
High Income Trust                    High Income Fund (JHF II)      0.725% -- first $150 million; 0.675% -- between
$413,338,485                         $383,074,360                   $150 million and $500 million; 0.650% -- between
                                                                    $500 million and $2.5 billion; and 0.600% --
                                                                    excess over $2.5 billion.
------------------------------------ ------------------------------ --------------------------------------------------
High Yield Trust                     High Yield Fund (JHF II)       0.700% -- first $500 million; and 0.650% -- excess
$1,991,741,302                       $1,594,223,256                 over $500 million.
------------------------------------ ------------------------------ --------------------------------------------------

------------------------------------ ------------------------------ --------------------------------------------------
                                     Corresponding JHF II (6) or    Advisory Fee of the JHT Fund and any JHF II or
JHT Fund (1) (2)                     JHF III Fund(s)                JHF III Fund as a Percentage of Aggregate Net
(Net Assets as of 8/31/07)           (Net Assets as of 8/31/07)     Assets
------------------------------------ ------------------------------ --------------------------------------------------
Income & Value Trust                 N/A                            0.800% - first $500 million;
$535,031,607                                                        and 0.750% - excess over $500 million
------------------------------------ ------------------------------ --------------------------------------------------
Income Trust (4)                     Income Fund (JHF II)           1.075% - first $50 million; 0.915% - between $50
$ 220,452,285                        $0                             million and $200 million; 0.825% - between $200
                                                                    million and $500 million; 0.800% - excess over
                                                                    $500 million.
                                                                    (Aggregate Net Assets include the net assets of
                                                                    the Income Fund, a series of JHF II, the Income
                                                                    Trust, a series of JHT, the International Value
                                                                    Fund, a series of JHF II, the International
                                                                    Value Trust, a series of JHT, the International
                                                                    Small Cap Trust, a series of JHT, the
                                                                    International Small Cap Fund, a series of JHF
                                                                    II, the Global Trust, a series of JHT, the
                                                                    Global Fund, a series of JHF II and the Mutual
                                                                    Shares Trust, a series of JHT).
------------------------------------ ------------------------------ --------------------------------------------------
Index Allocation Trust (7)           N/A                            0.050% -- All Asset Levels
$284,235,301
------------------------------------ ------------------------------ --------------------------------------------------
International Core Trust             International Core Fund        0.92% -- first $100 million; 0.895% -- next $900
$1,564,118,165                       (JHF II) $0                    million, and 0.88% -- excess over $1 billion.
                                                                    (Aggregate Net Assets include the net assets of
                                     International Core Fund (JHF   the International Core Trust, a series of JHT,
                                     III) (1) (2)                   the International Core Fund, a series of JHF II,
                                     $1,646,900,483                 and the International Core Fund, a series of JHF
                                                                    III).
------------------------------------ ------------------------------ --------------------------------------------------
International Equity Index Trust     International Equity Index     0.550% -- first $100 million; and 0.530% -- excess
A                                    Fund (JHF II)                  over $100 million.
$355,201,447                         $421,132,628                   (Aggregate Net Assets include the net assets of
                                                                    the International Equity Index Trust A, a series
                                                                    of JHT, and the International Equity Index Fund,
                                                                    a series of JHF II).
------------------------------------ ------------------------------ --------------------------------------------------
International Equity Index Trust B    See International Equity      0.550% -- first $100 million; and 0.530% -- excess
(8)                                  Index Trust A above for        over $100 million.
$ 525,140,651                        comparable funds               (Aggregate Net Assets include the net assets of
                                                                    only the International Equity Index Trust B, a
                                                                    series of JHT.)
------------------------------------ ------------------------------ --------------------------------------------------
International Growth Trust           International Growth Fund      0.920% -- first $100 million; 0.895% -- next $900
$ 0                                  (JHF II)                       million; and 0.880% -- excess over $1 billion.
                                     $0                             (Aggregate Net Assets include the net assets of
                                     International Growth Fund      the International Growth Trust, a series of JHT,
                                     (JHF III) (1) (2)              the International Growth Fund, a series of JHF
                                     $35,669,651                    II, and the International Growth Fund, a series
                                                                    of JHF III).
------------------------------------ ------------------------------ --------------------------------------------------

------------------------------------ ------------------------------ --------------------------------------------------
                                     Corresponding JHF II (6) or    Advisory Fee of the JHT Fund and any JHF II or
JHT Fund (1) (2)                     JHF III Fund(s)                JHF III Fund as a Percentage of Aggregate Net
(Net Assets as of 8/31/07)           (Net Assets as of 8/31/07)     Assets
------------------------------------ ------------------------------ --------------------------------------------------
International Opportunities Trust    International Opportunities    0.900% -- first $750 million; 0.850% -- between
$ 862,012,714                        Fund (JHF II)                  $750 million and $1.5 billion; and 0.800% --
                                     $786,692,667                   excess over $1.5 billion.
------------------------------------ ------------------------------ --------------------------------------------------
International Small Cap Trust        International Small Cap Fund   1.050% -- first $200 million; 0.950% -- next $300
$632,888,474                         (JHF II)                       million; and 0.850% -- excess over $500 million.
                                      $456,346,988
------------------------------------ ------------------------------ --------------------------------------------------
International Small Company Trust    International Small Company    1.000% -- first $100 million; and 0.950% -- excess
$209,172,279                         Fund (JHF II)                  over $100 million.
                                     $250,489,765
------------------------------------ ------------------------------ --------------------------------------------------
International Value Trust (6)        International Value Fund       0.950% -- first $200 million; 0.850% -- next $300
$1,702,847,402                       (JHF II) (5)                   million; and 0.800% -- excess over $500 million.
                                      $1,243,358,476                (Aggregate Net Assets include the net assets of
                                                                    the International Value Trust, a series of JHT,
                                                                    the International Value Fund, a series of JHF
                                                                    II, the Global Fund, a series of JHF II and the
                                                                    Global Trust, a series of JHT).
------------------------------------ ------------------------------ --------------------------------------------------
Intrinsic Value Trust                Intrinsic Value Fund (JHF II)  0.780% -- first $500 million; 0.760% -- next $500
$0                                   $0                             million; 0.750% -- next $1.5 billion; and 0.740%
                                                                    -- excess over $2.5 billion.
                                     Intrinsic Value Fund (JHF      (Aggregate Net Assets include the net assets of
                                     III) (1)(2)                    the Intrinsic Value Trust, a series of JHT, the
                                     $21,461,511                    Intrinsic Value Fund, a series of JHF II, and
                                                                    the Intrinsic Value Fund, a series of JHF III).
------------------------------------ ------------------------------ --------------------------------------------------
Investment Quality Bond Trust        Investment Quality Bond Fund   0.600% -- first $500 million; and 0.550% -- excess
$444,350,402                         (JHF II)                       over $500 million.
                                      $165,928,335
------------------------------------ ------------------------------ --------------------------------------------------
Large Cap Trust                      Large Cap Fund (JHF II)        0.780% -- first $250 million; 0.730% -- next $250
$689,731,110                          $378,138,934                  million; 0.680% -- next $250 million; and 0.650%
                                                                    -- excess over $750 million.
------------------------------------ ------------------------------ --------------------------------------------------
Large Cap Value Trust                Large Cap Value Fund (JHF      0.825% -- first $500 million; 0.800% -- next $500
$595,164,090                         II)                            million; 0.775% -- next $500 million; 0.720% --
                                     $542,097,866                   next $500 million;  and 0.700% -- excess over $2
                                                                    billion.
------------------------------------ ------------------------------ --------------------------------------------------
Lifestyle Aggressive Trust           Lifestyle Aggressive           0.050% -- first $750 billion; 0.400% -- excess
$584,970,819                         Portfolio (JHF II) (1)         over $750 billion.
                                     $3,493,809,371                 (Aggregate Net Assets include the net assets of
                                                                    the five Lifestyle Trusts of JHT and the five
                                                                    Lifestyle Portfolios of JHF II).
------------------------------------ ------------------------------ --------------------------------------------------
Lifestyle Balanced  Trust            Lifestyle Balanced Portfolio   0.050% -- first $750 billion; 0.400% -- excess
$9,946,650,949                       (JHF II) (1)                   over $750 billion.
                                     $9,139,283,972                 (Aggregate Net Assets include the net assets of
                                                                    the five Lifestyle Trusts of JHT and the five
                                                                    Lifestyle Portfolios of JHF II)
------------------------------------ ------------------------------ --------------------------------------------------
Lifestyle Conservative Trust         Lifestyle Conservative         0.050% -- first $750 billion; 0.400% -- excess
$875,897,443                         Portfolio (JHF II) (1)         over $750 billion.
                                     $1,404,504,909                 (Aggregate Net Assets include the net assets of
                                                                    the five Lifestyle Trusts of JHT and the five
                                                                    Lifestyle Portfolios of JHF II).
------------------------------------ ------------------------------ --------------------------------------------------

------------------------------------ ------------------------------ --------------------------------------------------
                                     Corresponding JHF II (6) or    Advisory Fee of the JHT Fund and any JHF II or
JHT Fund (1) (2)                     JHF III Fund(s)                JHF III Fund as a Percentage of Aggregate Net
(Net Assets as of 8/31/07)           (Net Assets as of 8/31/07)     Assets
------------------------------------ ------------------------------ --------------------------------------------------
Lifestyle Growth  Trust              Lifestyle Growth Portfolio     0.050% -- first $750 billion; 0.400% -- excess
$13,059,008,457                      (JHF II) (1)                   over $750 billion.
                                     $9,897,723,884                 (Aggregate Net Assets include the net assets of
                                                                    the five Lifestyle Trusts of JHT and the five
                                                                    Lifestyle Portfolios of JHF II).
------------------------------------ ------------------------------ --------------------------------------------------
Lifestyle Moderate  Trust            Lifestyle Moderate Portfolio   0.050% -- first $750 billion; 0.400% -- excess
$2,213,296,890                       (JHF II) (1)                   over $750 billion.
                                     $2,383,676,677                 (Aggregate Net Assets include the net assets of
                                                                    the five Lifestyle Trust of JHT and the five
                                                                    Lifestyle Portfolios of JHF II).
------------------------------------ ------------------------------ --------------------------------------------------
Managed Trust                        Managed Fund (JHF II)          0.690% -- at all asset levels.
$1,476,613,101                       $0
------------------------------------ ------------------------------ --------------------------------------------------
Mid Cap Index Trust                  Mid Cap Index Fund (JHF II)    0.490% -- first $250 million; 0.480% -- next $250
$999,047,752                         $428,028,125                   million; and 0.460% -- excess over $500 million.
------------------------------------ ------------------------------ --------------------------------------------------
Mid Cap Intersection Trust           Mid Cap Intersection Fund      0.875% - first $500 million; 0.850% - excess
$283,084,644                         (JHF II)                       over $500 million.
                                     $334,091,545
------------------------------------ ------------------------------ --------------------------------------------------
Mid Cap Stock Trust                  Mid Cap Stock Fund (JHF II)    0.875% -- first $200 million; 0.850% -- next $300
$1,193,134,812                       $502,491,123                   million; and 0.825% -- excess over $500 million.
------------------------------------ ------------------------------ --------------------------------------------------
Mid Cap Value Equity Trust           Mid Cap Value Equity Fund      0.875% -- first $250 million; and 0.850% -- next
$133,607,485                         (JHF II)                       $250 million; 0.825% -- next $500 million; and
                                     $129,010,355                   0.800% -- excess over $1 billion.
------------------------------------ ------------------------------ --------------------------------------------------
Mid Cap Value Trust (11)             Mid Cap Value Fund (JHF II)    0.900% -- first $200 million; 0.850% -- next $300
$557,597,355                         $276,765,334                   million; and 0.825% -- excess over $500 million.
------------------------------------ ------------------------------ --------------------------------------------------
Mid Value Trust                      N/A                            1.050% -- first $50 million; 0.950% -- excess over
$190,875,591                                                        $50 million.
------------------------------------ ------------------------------ --------------------------------------------------
Money Market Trust                   Money Market Fund (JHF II)     0.500% -- first $500 million; and 0.470% -- excess
$3,186,710,781                       $0                             over $500 million.
------------------------------------ ------------------------------ --------------------------------------------------
Money Market Trust B (4)              See Money Market Trust        0.500% -- first $500 million; and 0.470% -- excess
$603,002,792                         above for comparable funds     over $500 million.
                                                                    (Aggregate Net Assets include the net assets of
                                                                    the Money Market Trust B)
------------------------------------ ------------------------------ --------------------------------------------------
Mutual Shares Trust (5)              Mutual Shares Fund (JHF II)    0.960% -- at all asset levels.
$221,537,803                         (5)  $0
------------------------------------ ------------------------------ --------------------------------------------------
Natural Resources Trust              Natural Resources Fund (JHF    1.050% -- first $50 million; and 1.000% -- excess
$1,050,669,941                       II)                            over $50 million.
                                     $842,567,278
------------------------------------ ------------------------------ --------------------------------------------------

------------------------------------ ------------------------------ --------------------------------------------------
                                     Corresponding JHF II (6) or    Advisory Fee of the JHT Fund and any JHF II or
JHT Fund (1) (2)                     JHF III Fund(s)                JHF III Fund as a Percentage of Aggregate Net
(Net Assets as of 8/31/07)           (Net Assets as of 8/31/07)     Assets
------------------------------------ ------------------------------ --------------------------------------------------
Overseas Equity Trust                N/A                            0.990% - first $500 million;
$559,112,499                                                        and 0.850% - excess over $500 million.
------------------------------------ ------------------------------ --------------------------------------------------
Pacific Rim Trust                    Pacific Rim Fund (JHF II)      0.800% -- first $500 million; and 0.700% -- excess
$171,306,612                         $0                             over $500 million.
------------------------------------ ------------------------------ --------------------------------------------------
Quantitative All Cap Trust           Quantitative All Cap Fund      0.750% -- first $50 million; and 0.700% -- excess
$440,196,270                         (JHF II) (3)                   over $50 million.
                                      $5,970,254
------------------------------------ ------------------------------ --------------------------------------------------
Quantitative Mid Cap Trust           Quantitative Mid Cap Fund      0.750% -- first $200 million; and 0.650% -- excess
$42,652,607                          (JHF II)                       over $200 million.
                                      $123,939,435
------------------------------------ ------------------------------ --------------------------------------------------
Quantitative Value Trust             Quantitative Value Fund (JHF   0.700% -- first $500 million; 0.650% -- next $500
$776,901,093                         II)                            million; and 0.600% -- excess over $1 billion.
                                      $785,477,580
------------------------------------ ------------------------------ --------------------------------------------------
Real Estate Equity Trust (11)        Real Estate Equity Fund (JHF   0.875% -- first $250 million; 0.850% -- next $250
$266,330,981                         II) (7)                        million; and 0.825% -- excess over $500 million.
                                      $254,468,597
------------------------------------ ------------------------------ --------------------------------------------------
Real Estate Securities Trust         Real Estate Securities Fund    0.700% -- at all asset levels.
$727,039,265                         (JHF II)
                                      $144,816,146
------------------------------------ ------------------------------ --------------------------------------------------
Real Return Bond Trust (9)           Real Return Bond Fund (JHF     0.700% -- first $1 billion; and 0.650% -- excess
$1,162,999,570                       II)                            over $1 billion.
                                     $969,476,341
------------------------------------ ------------------------------ --------------------------------------------------
Science & Technology Trust (11)      Science & Technology Fund      1.050% -- first $500 million; and 1.000% -- excess
$398,979,459                         (JHF II) (7)  $0               over $500 million.
------------------------------------ ------------------------------ --------------------------------------------------
Short-Term Bond Trust                Short-Term Bond Fund (JHF      0.600% -- first $100 million; 0.575% -- next $150
$272,926,126                         II)  $0                        million; and 0.550% -- excess over $250 million.
------------------------------------ ------------------------------ --------------------------------------------------
Small Cap Growth Trust               Small Cap Growth Fund (JHF     1.100% -- first $100 million; and 1.050% -- excess
$297,608,048                         II)  $0                        over $100 million.
------------------------------------ ------------------------------ --------------------------------------------------
Small Cap Index Trust                Small Cap Index Fund (JHF      0.490% -- first $250 million; 0.480% -- next $250
$429,919,525                         II) (4)                        million; and 0.460% -- excess over $500 million.
                                      $89,402,263
------------------------------------ ------------------------------ --------------------------------------------------
Small Cap Intrinsic Value Trust      N/A                            0.900% - first $1 billion; and 0.850%  - excess
$140,265,764                                                        over $1 billion.
------------------------------------ ------------------------------ --------------------------------------------------
Small Cap Opportunities Trust        Small Cap Opportunities Fund   1.000% -- first $500 million; and 0.950% -- excess
$404,699,251                         (JHF II)                       over $500 million.
                                     $228,152,989
------------------------------------ ------------------------------ --------------------------------------------------
Small Cap Trust                      Small Cap Fund (JHF II)        0.850% -- at all asset levels.
$142,921,238                         $168,936,761

------------------------------------ ------------------------------ --------------------------------------------------

------------------------------------ ------------------------------ --------------------------------------------------
                                     Corresponding JHF II (6) or    Advisory Fee of the JHT Fund and any JHF II or
JHT Fund (1) (2)                     JHF III Fund(s)                JHF III Fund as a Percentage of Aggregate Net
(Net Assets as of 8/31/07)           (Net Assets as of 8/31/07)     Assets
------------------------------------ ------------------------------ --------------------------------------------------
Small Cap Value Trust                Small Cap Value Fund (JHF      1.100% -- first $100 million; and 1.050% -- excess
$343,863,878                         II)  $0                        over $100 million.
------------------------------------ ------------------------------ --------------------------------------------------
Small Company Growth Trust           Small Company Growth Fund      1.050% -- first $250 million; and 1.000% -- excess
$244,642,553                         (JHF II)                       over $250 million.
                                      $208,314,097                  (Aggregate Net Assets include the net assets of
                                                                    the Small Company Growth Trust. However, the
                                                                    applicable rate is 1.000% of all net assets of
                                                                    the Fund when the aggregate net assets of the
                                                                    following funds exceed $1 billion: the Small
                                                                    Company Growth Trust, a series of JHT, the Small
                                                                    Company Growth Fund, a series of JHF II, the All
                                                                    Cap Growth Fund, a series of JHF II, and the All
                                                                    Cap Growth Trust, a series of JHT).
------------------------------------ ------------------------------ --------------------------------------------------
Small Company Trust                  Small Company Fund (JHF II)    1.050% -- first $125 million; and 1.000% -- excess
$44,080,925                          $98,049,286                    over $125 million.
------------------------------------ ------------------------------ --------------------------------------------------
Small Company Value Trust (11)       Small Company Value Fund       1.050% -- first $500 million; and 1.000% -- excess
$663,449,883                         (JHF II) (7)                   over $500 million.
                                       $463,053,848
------------------------------------ ------------------------------ --------------------------------------------------
Special Value Trust (10)             Special Value Fund (JHF II)    0.950% -- at all asset levels.
$6,869,436                            $4,620,021
------------------------------------ ------------------------------ --------------------------------------------------
Spectrum Income Trust (11)           Spectrum Income Fund (JHF      0.800% -- first $250 million; and 0.725% -- excess
$1,013,111,062                       II) (7)                        over $250 million.
                                      $980,671,348
------------------------------------ ------------------------------ --------------------------------------------------
Strategic Bond Trust                 Strategic Bond Fund (JHF II)   0.700% -- first $500 million; and 0.650% -- excess
$697,939,838                         $468,669,848                   over $500 million.
------------------------------------ ------------------------------ --------------------------------------------------
Strategic Income Trust               Strategic Income Fund (JHF     0.725% -- first $500 million; and 0.650% -- excess
$465,316,126                         II)                            over $500 million.
                                     $422,693,358
------------------------------------ ------------------------------ --------------------------------------------------
Total Return Trust                   Total Return Fund              0.700% -- at all asset levels.
$2,149,876,967                        $1,526,286,967
------------------------------------ ------------------------------ --------------------------------------------------
Total Stock Market Index Trust       Total Stock Market Index       0.490% -- first $250 million; 0.480% -- next $250
$504,315,494                         Fund (JHF II)                  million; and 0.460% -- excess over $500 million.
                                     $0
------------------------------------ ------------------------------ --------------------------------------------------
U.S. Core Trust                      U.S. Core Fund (JHF III) (1)   0.78% -- first $500 million; 0.76% -- next $500
$860,407,151                         (2)                            million; 0.75% -- next $1.5 billion; and 0.74% --
                                     $25,025,333                    excess over $2.5 billion.
                                                                    For purposes of determining Aggregate Net
                                                                    Assets, the net assets of:   the U.S. Core Fund,
                                                                    a series of JHF III, the U.S. Trust, a series of
                                                                    JHT, that portion of the net assets of the
                                                                    Managed Trust, a series of JHT, that is
                                                                    subadvised by Grantham, Mayo Van Otterloo and
                                                                    Co. LLC, ("GMO"), and that portion of the net
                                                                    assets of the Managed Fund, a series of JHF II,
                                                                    that is managed by GMO are included.
------------------------------------ ------------------------------ --------------------------------------------------

------------------------------------ ------------------------------ --------------------------------------------------
                                     Corresponding JHF II (6) or    Advisory Fee of the JHT Fund and any JHF II or
JHT Fund (1) (2)                     JHF III Fund(s)                JHF III Fund as a Percentage of Aggregate Net
(Net Assets as of 8/31/07)           (Net Assets as of 8/31/07)     Assets
------------------------------------ ------------------------------ --------------------------------------------------
U.S. Global Leaders Growth Trust     U.S. Global Leaders Growth     0.7125% -- first $500 million; and 0.675% --
$771,471,249                         Fund (JHF II)                  excess over $500 million.
                                     $680,246,161
------------------------------------ ------------------------------ --------------------------------------------------
U.S. Government Securities Trust     U.S. Government Securities     0.620% -- first $500 million; and 0.550% -- excess
$358,504,335                         Fund (JHF II)                  over $500 million.
                                     $196,837,722
------------------------------------ ------------------------------ --------------------------------------------------
U.S. High Yield Bond Trust           U.S. High Yield Bond Fund      0.750% -- first $200 million; and 0.720% -- excess
$417,575,481                         (JHF II)                       over $200 million.
                                     $396,761,795
------------------------------------ ------------------------------ --------------------------------------------------
U.S. Large Cap Trust                  N/A                           0.825% -- first $1 billion; 0.725% -- next $1
$983,592,105                                                        billion; and 0.700% -- excess over $2 billion.
------------------------------------ ------------------------------ --------------------------------------------------
U.S. Multi Sector Trust              U.S. Multi Sector Fund (JHF    0.780% -- first $500 million; 0.760% -- next $500
$1,573,832,299                       II)                            million; 0.750% -- next $1.5 billion; and 0.740%
                                      $1,523,756,738                -- excess over $2.5 billion.
------------------------------------ ------------------------------ --------------------------------------------------
Utilities Trust                      Utilities Fund (JHF II)        0.825% -- first $600 million; 0.800% -- next $300
$249,070,876                         $0                             million; 0.775% -- next $600 million; and 0.700%
                                                                    -- excess over $1.5 billion.
------------------------------------ ------------------------------ --------------------------------------------------
Value & Restructuring Trust          Value & Restructuring Fund     0.825% -- first $500 million; 0.800% -- next $500
$399,410,888                         (JHF II)                       million; and 0.775% -- excess over $1 billion.
                                     $395,259,270
------------------------------------ ------------------------------ --------------------------------------------------
Value Opportunities Trust            Value Opportunities Fund       0.800% -- first $500 million; 0.780% -- next $500
$0                                   (JHF II)  $0                   million; 0.770% -- next $1.5 billion; and 0.760%
                                                                    -- excess over $2.5 billion.
                                     Value Opportunities Fund       (Aggregate Net Assets include the net assets of
                                     (JHF III) (1) (2)              the Value Opportunities Trust, a series of JHT,
                                      $22,536,562                   the Value Opportunities Fund, a series of JHF
                                                                    II, and the Value Opportunities Fund, a series
                                                                    of JHF III).
------------------------------------ ------------------------------ --------------------------------------------------
Value Trust                          Value Fund (JHF II)            0.750% -- first $200 million; 0.725% -- next $300
$362,936,733                         $13,930,233                    million; and 0.650% -- excess over $500 million.

------------------------------------ ------------------------------ --------------------------------------------------
Vista Trust                          Vista Fund (JHF II)            0.900% -- first $200 million; 0.850% -- next $200
$141,489,118                         $169,581,067                   million; 0.825% -- next $600 million; and 0.800%
                                                                    -- excess over $1 billion.
------------------------------------ ------------------------------ --------------------------------------------------

                  Fee Waivers and Expense Limits for JHT Funds

     (1) All JHT Funds Except Those Noted Below. Effective January 1, 2006, the Adviser has agreed to waive its management fee for certain Funds of JHT or otherwise reimburse the expenses of those Funds (the ""Participating Funds'') as set forth below (the "Reimbursement''). The Participating Funds are all Funds of JHT except the following:

    The five Lifestyle Trusts                    American New World Trust
    Absolute Return Trust                        American Global Small Capitalization Trust
    American Bond Trust                          American Asset Allocation Trust
    American Growth Trust                        Money Market Trust B
    American International Trust                 500 Index Trust B
    American Blue Chip Income and Growth Trust   International Equity Index Trust B
    American Growth-Income Trust                 Bond Index Trust B
    American Global Growth Trust                 Index Allocation Trust
    American High-Income Bond Trust              Franklin Templeton Founding Allocation Trust

     The Reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Funds that exceeds $50 billion. The amount of the Reimbursement will be calculated daily and allocated among all the Participating Funds in proportion to the daily net assets of each Fund. The Reimbursement may be terminated or modified at any time by the Adviser upon notice to JHT and approval of the Board of Trustees of JHT.

     (2) All JHT Funds Except the Lifestyle Trusts, Absolute Return Trust, Index Allocation Trust, Emerging Growth Trust, Global Trust, Income Trust, Mutual Shares Trust, Money Market Trust B, 500 Index Trust B, International Index Trust B, Bond Index Trust B, JHT American Funds (feeder funds) and the Franklin Templeton Founding Allocation Trust, (the "Excluded Portfolios''). The Adviser has agreed to reduce its advisory fee for a class of shares of a Fund of JHT in an amount equal to the amount by which the Expenses of such class of the Fund exceed the Expense Limit set forth below and, if necessary, to remit to that class of the Fund an amount necessary to ensure that such Expenses do not exceed that Expense Limit. "Expenses'' means all the expenses of a class of a Fund excluding: (a) advisory fees; (b) Rule 12b-1 fees; (c) transfer agency fees and service fees; (d) blue sky fees; (e) taxes; (f) portfolio brokerage commissions;
(g) interest; and (h) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of JHT's business.

     Expense Limit (as a percentage of the average annual net assets of the Fund attributable to the class)
     -- 0.050% in the case of the International Index Trust A and the 500 Index Trust,
     -- 0.075% in the case of the Small Cap Index Trust, the Mid Cap Index Trust, the Total Stock Market Index Trust and Bond Index Trust A,
     -- 0.75% in the case of the Emerging Markets Value Trust, International Opportunities Trust, International Small Cap Trust, Global Bond Trust, International Value Trust, Overseas Equity Trust, International Core Trust, Global Real Estate Trust, International Small Company Trust and Pacific Rim Trust,
     -- 0.50% in the case of all other Funds except the Excluded Funds noted above.

     These  expense   limitations  will  continue  in  effect  unless  otherwise
terminated  by  the  Adviser  upon  notice  to  JHT.  These  voluntary   expense
limitations may be terminated any time.

     (3) Absolute Return Trust. The Adviser has agreed until May 1, 2008 to reduce its advisory fee for a class of shares of the Absolute Return Trust in an amount equal to the amount by which the "Expenses" of the class of the Absolute Return Trust exceed the Expense Limit set forth below and, if necessary, to remit to that class of the Absolute Return Trust an amount necessary to ensure that such expenses do not exceed that Expense Limit. "Expenses" means all the expenses of a class of the Absolute Return Trust excluding: (a) advisory fees;
(b) Rule 12b-1 fees; (c) Underlying Fund expenses; (d) transfer agency fees and service fees; (e) taxes; (f) portfolio brokerage commissions; (g) interest; and
(h) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of JHT's business. This reimbursement may be terminated at any time after May 1, 2008.

     Expense Limit: 0.05% of the average annual net assets of the Absolute Return Trust attributable to the class.

     (4) Emerging Growth Trust, Global Trust, Income Trust, Mutual Shares Trust. The Adviser has contractually agreed to reduce its advisory fee for a class of shares of the Funds of JHT noted below in an amount equal to the amount by which the "Expenses" of such class of the Fund exceed the Expense Limit set forth below and, if necessary, to remit to that class of the Fund an amount necessary to ensure that such Expenses do not exceed that Expense Limit. "Expenses" means all the expenses of a class of a Fund excluding: (a) advisory fees; (b) Rule 12b-1 fees; (c) transfer agency fees and service fees; (d) blue sky fees; (e) taxes; (f) portfolio brokerage commissions; (g) interest; and (h) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of JHT's business. Expense Limit (as a percentage of the average annual net assets of the Fund attributable to the class):

       0.100% in the case of the Income Trust and Mutual Shares Trust; 0.150% in the case of the Global Trust; and 0.250% in case of the Emerging Growth Trust.

     The Adviser has contractually agreed to reimburse expenses until May 1, 2008. This reimbursement may be terminated any time after May 1, 2008.

     (5) Franklin Templeton Founding Allocation Trust. The Adviser has contractually agreed to reimburse the Fund's "Expenses" that exceed 0.025% of its average annual net assets. "Expenses" means all expenses of the Fund excluding: (a) Rule 12b-1 fees; (b) underlying Fund expenses; (c) taxes; (d) portfolio brokerage; (e) interest; and (f) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The Adviser has contractually agreed to reimburse Expenses until May 1, 2008. This reimbursement may be terminated any time after May 1, 2008.

     (6) Global and International Value Trusts. The Adviser has voluntarily agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for each such Fund does not exceed 0.45% of the Fund's average net assets. These advisory fee waivers may be terminated at any time.

     (7) Index Allocation Trust. The Adviser has contractually agreed to reimburse "Expenses" of the Index Allocation Trust that exceed 0.02% of the average annual net assets of the Index Allocation Trust until May 1, 2008. "Expenses" includes all expenses of the Index Allocation Trust except Rule 12b-1 fees, Underlying Fund expenses, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This reimbursement may be terminated any time after May 1, 2008.

     (8) Money Market Trust B, 500 Index Trust B, International Index Trust B and Bond Index Trust B. JHT sells these Funds only to certain variable life insurance and variable annuity separate accounts of John Hancock Life Insurance Company and its affiliates. Each Fund is subject to an expense cap pursuant to an agreement between JHT and the Adviser. The fees in the expense table under "Fund Annual Expenses" reflect such expense cap. The expense cap is as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the Fund) in an amount so that the rate of the Fund's "Net Operating Expenses" set forth under "Fund Annual Expenses" does not exceed the rate noted in the table below under "Net Fund Annual Expenses." A Fund's "Net Operating Expenses" includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the Fund not incurred in the ordinary course of the Fund's business. Under the agreement, the Adviser's obligation to provide the expense cap with respect to a particular Fund will remain in effect until May 1, 2008 and will terminate after that date only if JHT, without the prior written consent of the Adviser, sells shares of the Fund to (or has shares of the Fund held by) any person other than the variable life insurance or variable annuity insurance separate accounts of John Hancock Life Insurance Company or any of its affiliates that are specified in the agreement.

                                                                 Net Fund
             Fund                                            Annual Expenses
             Money Market Trust B.................................0.28%
             500 Index Trust B....................................0.25%
             International Equity Index Trust B...................0.34%
             Bond Index Trust B...................................0.25%

     (9) Real Return Bond Trust. The Adviser has voluntarily agreed to waive its advisory fee to the following rates: 0.700% of the first $1 billion of Aggregate Net Assets and 0.650% of the excess over $1 billion of Aggregate Net Assets. "Aggregate Net Assets" include the net assets of the Fund and of the Real Return Bond Fund, a series of JHF II. This waiver may be terminated at any time by the Adviser.

     (10) Special Value Trust. The Adviser has agreed to reduce its advisory fee for a class of shares of the Special Value Trust in an amount equal to the amount by which the Expenses of such class of the Special Value Trust exceed the Expense Limit set forth below and, if necessary, to remit to that class of the Special Value Trust an amount necessary to ensure that such Expenses do not exceed that Expense Limit. "Expenses" means all the expenses of a class of the Special Value Trust excluding: (a) advisory fees; (b) Rule 12b-1 fees; (c) transfer agency fees and service fees; (d) blue sky fees; (e) taxes; (f) portfolio brokerage commissions; (g) interest; and (h) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the business of the Special Value Trust.

     Expense Limit (as a percentage of the average annual net assets of the Special Value Trust attributable to the class): 0.06%.

     This expense limitation will continue in effect unless otherwise terminated by the Adviser upon notice to JHT. This voluntary expense limitation may be terminated any time.

     (11) Funds Subadvised by T. Rowe Price. The Adviser has voluntarily agreed to reduce its management fee for each of the Blue Chip Growth Trust, Equity-Income Trust, Health Sciences Trust, Mid Value Trust, Science & Technology Trust, Small Company Value Trust, Spectrum Income Trust and Real Estate Equity Trust by the amount that the Fund's subadvisory fee is reduced pursuant to the voluntarily agreement of T. Rowe Price to waive a portion of its subadvisory fee as described in the table below: This waiver is based on the combined average daily net assets of these Funds and the following corresponding funds of JHF II: Blue Chip Growth Fund, Equity-Income Fund, Health Sciences Fund, Science & Technology Fund, Small Company Value Fund, Spectrum Income Fund and Real Estate Equity Fund. (such JHF II and JHT funds are collectively referred to as the "T. Rowe Funds").

The percentage reduction is as follows:

     Combined Average Daily Net              Fee Reduction (As a Percentage
     Assets of the T. Rowe Funds             of the Subadvisory Fee)
     First $750 million                      0.00%
     Next $750 million                       5.0%
     Next $1.5 billion                       7.5%
     Excess over $3 billion                  10.0%

     This voluntary fee reduction may be terminated at any time by T. Rowe Price or the Adviser.

                 Fee Waivers and Expense Limits for JHF II Funds

     (1)(a) Lifestyle Portfolios. The Adviser has contractually agreed to make payment to a "Lifestyle Class" of a Lifestyle Portfolio (as defined below) in an amount equal to the amount by which the "Expenses" (as defined below) of the Lifestyle Class of a Lifestyle Portfolio exceed 0.09% of average annual net assets (on an annualized basis) attributable to the class.

     "Lifestyle Class" is defined as share classes A, B, C, R, R1, R2, R3, R4 and R5. "Expenses" means the following expenses attributable to a Lifestyle
Class: (a) blue sky state registration fees; and (b) printing and postage. This expense reimbursement shall continue in effect until May 1, 2008 and thereafter until terminated by the Adviser on notice to JHF II.

     (b) The Adviser has contractually agreed to make payment to the Class 5 share class of a Lifestyle Portfolio in an amount equal to the amount by which the "Expenses" (as defined below) of the Lifestyle Class of the Lifestyle Portfolio exceed 0.07% of average annual net assets (on an annualized basis) attributable to the Lifestyle Class of the Lifestyle Portfolio. "Expenses" means the total operating expenses attributable to a Lifestyle Class. This expense reimbursement shall continue in effect until May 1, 2008 and thereafter until terminated by the Adviser on notice to JHF II.

     (2)(a) Absolute Return Portfolio. The Adviser has contractually agreed to waive management fees or reimburse "Expenses" (as defined below) of the Class A, B, C, R3, R4, R5 and 1 shares of the Absolute Return Portfolio to the extent that other expenses of each share class exceed 0.05% of the average annual net assets attributable to the class.

     "Expenses"  means all expenses  attributable  to a share  class,  excluding management fees,  underlying fund expenses,  Rule 12b-1 fees,  taxes,  brokerage commissions, interest, litigation and indemnification expenses, other extraordinary expenses not incurred in the ordinary course of the business of the Absolute Return Portfolio, and fees under any agreements or plans of the Absolute Return Portfolio dealing with services for shareholders and others with beneficial interests in shares of the Absolute Return Portfolio.

     This expense reimbursement shall continue in effect until December 31, 2007 and thereafter until terminated by the Adviser on notice to JHF II.

     (b) The Adviser has agreed to make payment to the Absolute Return Portfolio in an amount equal to the amount by which the other expenses of the Absolute Return Portfolio exceed 0.05% of average annual net assets (on an annualized basis) attributable to the Absolute Return Portfolio. Other expenses exclude:
(a) management fees; (b) Rule 12b-1 fees; (c) transfer agency fees and service fees; (d) taxes; (e) portfolio brokerage commissions; (f) interest; (g) underlying fund expenses; (h) printing and postage; (i) blue sky; and (j) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the business of the Absolute Return Portfolio.

     This expense reimbursement shall continue in effect until December 31, 2007 and thereafter until terminated by the Adviser on notice to JHF II.

     (3)(a) Quantitative All Cap Fund. The Adviser has contractually agreed to waive management fees or reimburse "Expenses" (as defined below) for the following share classes of the Quantitative All Cap Fund so that total operating expenses do not exceed the percentage of the average annual net assets attributable to the respective classes as follows:

Class:           Quantitative All Cap
A                1.30%
B                2.00%
C                2.00%
I                0.85%

     "Expenses" means all expenses attributable to a share class, excluding taxes, brokerage commissions, interest, litigation and indemnification expenses, other extraordinary expenses not incurred in the ordinary course of the business of the Quantitative All Cap Fund, and fees under any agreements or plans of the Quantitative All Cap Fund dealing with services for shareholders and others with beneficial interests in shares of the Quantitative All Cap Fund.

     This expense reimbursement shall continue in effect until December 31, 2007 and thereafter until terminated by the Adviser on notice to JHF II.

     (b) The Adviser has agreed to make payment to the Quantitative All Cap Fund in an amount equal to the amount by which all expenses of the Quantitative All Cap Fund exceed 0.80% of average annual net assets (on an annualized basis) attributable to the Quantitative All Cap Fund. Expenses exclude: (a) Rule 12b-1 fees; (b) transfer agency fees and service fees; (c) taxes; (d) portfolio brokerage commissions; (e) interest; (f) printing and postage; (g) blue sky; (h) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the business of the Quantitative All Cap Fund; and (i) fees under any agreement or plans of the Quantitative All Cap Fund dealing with services for shareholders and others with beneficial interests in shares of the Quantitative All Cap Fund.

     This expense reimbursement shall continue in effect until December 31, 2007 and thereafter until terminated by the Adviser on notice to JHF II.

     (4) Emerging Small Company, Small Cap Index and Total Bond Market Funds. The Adviser has contractually agreed to reduce its management fee for each of the Emerging Small Company, Small Cap Index and Total Bond Market Funds, or if necessary make payment to the fund, in an amount equal to the amount by which the "Expenses" (as defined below) of the Fund exceed the applicable expense limit (as a percentage of the Fund's average annual net assets on an annualized basis) set forth below:

        Fund                                            Expense Limit
        Emerging Small Company Fund                     0.06%
        Small Cap Index Fund                            0.075%
        Total Bond Market Fund                          0.075%

     "Expenses" means all the expenses of a Fund excluding: (a) taxes; (b) portfolio brokerage commissions; (c) interest; (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business; (e) management fees; (f) Rule 12b-1 fees; (g) transfer agency fees; (h) blue sky fees; (i) fees under any agreements or plans of the Trust dealing with services for shareholders and others with beneficial interests in shares of the Trust; and (j) printing and postage.

     This expense reimbursement shall continue in effect until December 31, 2007 and thereafter until terminated by the Adviser on notice to JHF II.

     (5) Global and International Value Funds. The Adviser has agreed to waive its management fees for the Global Fund and the International Value Fund so that the amount retained by the Adviser after payment of the subadvisory fees for each such Fund does not exceed 0.45% of the Fund's average annual net assets.

     (6) All JHF II Funds. The Adviser has voluntarily agreed to reduce its management fee for a Fund, or if necessary make payment to a Fund, in an amount equal to the amount by which the "Expenses" (as defined below) of the Fund exceed the following expense limit (as a percentage of the Fund's average annual net assets on an annualized basis):

        Fund                                               Expense Limit

        International Equity Index Fund                    0.05%
        Index 500 Fund                                     0.05%
        Special Value Fund                                 0.07%
        Mid Cap Index Fund                                 0.075%
        Total Stock Market Index Fund                      0.075%
        International Opportunities Fund                   0.35%
        International Small Cap Fund                       0.35%
        Global Fund                                        0.35%
        Global Bond Fund                                   0.35%
        Global Real Estate Fund                            0.35%
        International Value Fund                           0.35%
        International Small Company Fund                   0.35%
        Overseas Equity Fund                               0.35%
        Pacific Rim Fund                                   0.35%
        Emerging Market Value Fund                         0.35%

     All other Funds except those noted above in the table 0.25%

     "Expenses" means all the expenses of a Fund excluding: (a) taxes; (b) portfolio brokerage commissions; (c) interest; (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business; (e) management fees; (f) Rule 12b-1 fees; (g) transfer agency fees and service fees; (h) blue sky fees; (i) printing and postage; and (j) fees under any agreements or plans of the Trust dealing with services for shareholders and others with beneficial interests in shares of the Trust.

     This expense reimbursement shall continue in effect until terminated at any time by the Adviser on notice to JHF II.

     (7) Funds Subadvised by T. Rowe Price. The Adviser has voluntarily agreed to reduce its management fee for each of the Blue Chip Growth Fund,
Equity-Income Fund, Health Sciences Fund, Science & Technology Fund, Small Company Value Fund, Spectrum Income Fund and Real Estate Equity Fund. by the amount that the Fund's subadvisory fee is reduced pursuant to the voluntarily agreement of T. Rowe Price to waive a portion of its subadvisory fee as described in the table below: This waiver is based on the combined average daily net assets of these Funds and the following corresponding funds of JHT: Blue Chip Growth Trust, Equity-Income Trust, Health Sciences Trust, Mid Value Trust, Science & Technology Trust, Small Company Value Trust, Spectrum Income Trust and Real Estate Equity Trust (such JHF II and JHT funds are collectively referred to as the "T. Rowe Funds").

     The percentage reduction is as follows:

          Combined Average Daily Net             Fee Reduction (As a Percentage
          Assets of the T. Rowe Funds            of the Subadvisory Fee)
          First $750 million                     0.00%
          Next $750 million                      5.0%
          Next $1.5 billion                      7.5%
          Excess over $3 billion                 10.0%

     This voluntary fee reduction shall continue in effect until terminated at any time by the Adviser on notice to JHF II.

                Fee Waivers and Expense Limits for JHF III Funds

     (1) The Adviser has agreed to reduce its advisory fee for a Fund, or if necessary make payment to a Fund, in an amount equal to the amount by which the "Expenses" (as defined below) of such Fund exceed the following Expense Limit (as a percentage of a Fund's average annual net assets on an annualized basis):

    Fund:                               Expense Limit     Fund:                            Expense Limit
    U.S. Core Fund                          0.10%         International Growth Fund            0.20%
    International Core Fund                 0.20%         Value Opportunities Fund             0.09%
    Intrinsic Value Fund                    0.08%         U.S. Quality Equity Fund             0.07%
    Growth Opportunities Fund               0.24%         Global Fund                          0.19%
    Growth Fund                             0.11%         Active Value Fund                    0.05%

     "Expenses" means all the expenses of a Fund excluding: (i) taxes; (ii) portfolio brokerage commissions; (iii) interest; (iv) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business; (v) advisory fees; (vi) Rule 12b-1 fees; (vii) transfer agency fees; (viii) blue sky fees; (ix) fees under any agreements or plans of the Trust dealing with services for shareholders and others with beneficial interests in shares of the Trust; and (x) printing and postage.

     This expense reimbursement shall continue in effect until June 30, 2008 and thereafter until terminated by the Adviser on notice to JHF III.


     (2) The Adviser has agreed to make payment to a specific class of shares of a Fund (up to the amount of the expenses relating solely to such class of shares), in an amount equal to the amount by which the "Expenses" (as defined below) of such class of shares exceed the following Expense Limit (as a percentage of average annual net assets (on an annualized basis) attributable to the class of shares):

                                Classes:
Fund:                           A            B            C             R1           1            3          I          NAV
U.S. Core Fund                  1.350%       2.050%       2.050%        1.450%       0.900%       1.250%     0.950%     0.850%
Intrinsic Value Fund            1.350%       2.050%       2.050%        1.450%       0.900%       1.250%     0.950%     0.850%
Growth Fund                     1.400%       2.100%       2.100%        1.500%       0.950%       1.300%     1.000%     0.900%
International Core Fund         1.700%       2.400%       2.400%        1.700%       1.150%       1.500%     1.200%     1.100%
International Growth Fund       1.700%       2.400%       2.400%        1.700%       1.150%       1.500%     1.200%     1.100%
Value Opportunities Fund        1.390%       2.090%       2.090%        1.490%       0.940%       1.290%     0.990%     0.890%
Growth Opportunities Fund       1.540%       2.240%       2.240%        1.640%       1.090%       1.440%     1.140%     1.040%
Active Value Fund               1.400%       2.100%       2.100%        1.500%       0.950%       1.300%     1.000%     0.900%
U.S. Quality Equity Fund        1.350%       2.050%       2.050%        1.450%       0.900%       1.250%     0.950%     0.850%
Global Fund                     1.670%       2.370%       2.370%        1.670%       1.120%       1.470%     1.170%     1.070%

     "Expenses" means all the expenses of a class of shares of a Fund (including those expenses of the Fund attributable to such class) but excluding: (i) taxes;
(ii) portfolio brokerage commissions; (iii) interest; (iv) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business; and (v) fees under any agreements or plans of the Fund dealing with services for shareholders and others with beneficial interests in shares of the Trust.

     This expense reimbursement shall continue in effect until June 30, 2008 and thereafter until terminated by the Adviser on notice to JHF III.

                                                                      APPENDIX J

                            FORM OF SERVICE AGREEMENT


THIS AGREEMENT is made as of this ____day of _____, 200__ by and between John Hancock Trust (the "Trust"), on behalf of each of its funds listed in Appendix A hereto (the "Funds"), and John Hancock Investment Management Services, LLC ("John Hancock") (the "Agreement").


WHEREAS, the Trust desires to retain John Hancock to provide certain services to the Funds as described below; and John Hancock is willing to provide such services in the manner and on the terms hereinafter set forth.


NOW, THEREFORE, the Trust and John Hancock hereby agree as follows:


1. Services. Subject to the general supervision of the Board of Trustees of the Trust (the "Board of Trustees"), John Hancock will provide to each of the Funds such legal, tax, accounting, recordkeeping and financial management services and functions, and to each of the Funds that is identified in Appendix A as a feeder fund ("Feeder Fund") that invests substantially all of its assets in a corresponding master fund ("Master Fund") having substantially similar investment objectives and policies, such additional services and functions set forth below, as are reasonably necessary for the operation of each Fund ("Services"). The Services, to the extent not required to be performed by John Hancock pursuant to an investment advisory agreement with respect to a Fund, include, but are not limited to:


A. Legal services as follows:


(1) maintenance of each Fund's registration statement and federal and state registration;


(2) preparation of certain notices and proxy materials furnished to shareholders of the Funds;


(3) preparation of periodic reports of each Fund to regulatory authorities, including Form N-SAR and Rule 24f-2 legal opinions;


(4) preparation of materials in connection with meetings of the Board of Trustees of the Trust;


(5)  preparation  of  written   contracts,   distributions   plans,   compliance
procedures, corporate and trust documents and other legal documents;


(6) research advice and consultation about certain legal, regulatory and compliance issues;


(7) supervision, coordination and evaluation of certain services provided by outside counsel; and


(8) responses to subpoenas and appropriate information requests for shareholder records.


B.  Tax,  accounting,   recordkeeping  and  financial  management  services  and
functions as follows:


Supervision, review and/or preparation and maintenance of the following books, records and other documents:


(1) journals containing daily itemized records of all purchases and sales, and receipts and deliveries of securities and all receipts and disbursements of cash and all other debits and credits, in the form required by Rule 31a-1(b) under the Investment Company Act of 1940, as amended (the "1940 Act");


(a) general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, in the form required by Rules 31a-1(b)
(2)(i)-(iii) under the 1940 Act;


(b) a securities record or ledger reflecting separately for each portfolio security as of trade date all "long" and "short" positions carried by each Fund for the account of the Funds, if any, and showing the location of all securities long and the off-setting position of all securities short, in the form required by Rule 31a-1(b)(3) under the 1940 Act;

(c) a record of all portfolio purchases or sales, in the form required by Rule 31a-1(b)(6) under the 1940 Act;


(d) a record of all puts, calls, spreads, straddles and all other options, if any, in which any Fund has any direct or indirect interest or which any Fund has granted or guaranteed, in the form required by Rule 31a-1(b)(7) under the 1940 Act;


(e) a record of the proof of money balances in all ledger accounts maintained pursuant to this Agreement, in the form required by Rule 31a-1(b)(8) under the 1940 Act; and


(f) price mark-up sheets and such records as are necessary to reflect the determination of each Fund's net asset value; and


(2) Arranging for, or participating in (i) the preparation for the Trust (or with respect to the Funds) of all required tax returns, (ii) the preparation and submission of reports to existing shareholders and (iii) the preparation of financial data or reports required by the Securities and Exchange Commission or other regulatory authorities.


C. Additional services to Feeder Funds as follows:


(1) provision of information and reports to the Board of Trustees (i) to enable it to make all necessary decisions regarding whether to invest the assets of a Feeder Fund in shares of a particular Master Fund and (ii) as may be requested by the Board of Trustees from time to time;


(2) coordination with the board of directors, officers and service providers of each Master Fund for purposes of obtaining all information, reports, certifications, signatures and other materials reasonably necessary for preparing and filing of its corresponding Feeder Fund's registration statement, shareholder reports and other reports that may be filed pursuant to applicable securities laws and regulations;


(3) effecting daily trades into or from each Master Fund, settling all such transactions and performing trading and settlement reconciliations;


(4) facilitation of distributing Master Fund proxy solicitation materials to corresponding Feeder Fund shareholders and/or coordinating with officers and service providers of each Master Fund the incorporation of its proxy information into its corresponding Feeder Fund proxy solicitation materials; and


(5) coordination with officers and service providers of each Master Fund for purposes of enabling its corresponding Feeder Fund to compile and maintain such books and records as may be legally required or reasonably necessary or prudent for such Feeder Fund to compile and maintain.


D.  In connection with its provision of the Services, John Hancock will


(1) provide such staff and personnel as are reasonably necessary to perform the Services for the Funds. Without limiting the generality of the foregoing, such staff and personnel shall be deemed to include officers of John Hancock and its affiliates, and persons employed or otherwise retained by John Hancock, to provide or assist in providing the Services to the Funds;


(2) maintain all books and records relating to the Services; and


(3) provide the Funds with all office facilities to perform the Services.


E. Services does not include services performed and personnel provided pursuant to contract with the Funds by third-party custodians, transfer agents and other service providers.

2. Compensation. In consideration for the Services provided to the Funds by John Hancock and its affiliates pursuant to this Agreement, each Fund will pay John Hancock such fee or other compensation as may be approved by the Board of Trustees from time to time and set forth in Appendix B hereto as the same may be amended from time to time. Any Services provided by a person or entity other than John Hancock and its affiliates, including, without limitation, services provided by attorneys not affiliated with John Hancock, are not covered under this Agreement and are an expense of the Funds.


3. No Partnership or Joint Venture. The Trust, on behalf of each of the Funds, and John Hancock are not partners of or joint venturers with each other, and nothing herein shall be construed so as to make the Trust, on behalf of any of the Funds, and John Hancock partners or joint venturers or impose any liability as such on the Trust, any Fund or John Hancock.


4. Limitation of Liability. John Hancock shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which this Agreement relates, except losses resulting from wilful misfeasance, bad faith or gross negligence by John Hancock in the performance of its duties or from reckless disregard by John Hancock of its obligations under this Agreement. Any person, even though also employed by John Hancock, who may be or become an employee of and paid by the Trust shall be deemed, when acting within the scope of his or her employment by the Trust, to be acting in such employment solely for the Trust and not as John Hancock's employee or agent.


5. Duration and Termination of Agreement. This Agreement shall remain in effect until the second anniversary of the date on which it was executed, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by a majority of the Board of Trustees and a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust or the Adviser. The Agreement may, on 60 days' written notice, be terminated at any time without the payment of any penalty by the Trust on behalf of any Fund (by vote of a majority of the Trustees of the Trust) or by John Hancock.


6. Amendment. No provision of this Agreement may be amended, waived, discharged or terminated except by an instrument in writing signed by the party against which enforcement of the amendment, waiver, discharge or termination is sought.


7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to the choice of law provisions thereof.


8. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions of this Agreement or otherwise affect their contruction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A copy of the Declaration of Trust of the Trust, which is organized as a Massachusetts business trust, is on file with the Secretary of State of the Commonwealth of Massachusetts and provides that no Trustee, shareholder, officer, employee or agent of the Trust shall be subject to any personal liability in connection with Trust property or the affairs of the Trust, but that only the assets belonging to the Trust, or to the particular Fund with respect to which an obligation or claim arose, shall be liable.


IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their duly authorized officers as of the date first written above.





John Hancock Investment Management Services, LLC


By  ______________________

John Hancock Trust

On behalf of each of the Funds listed in Appendix A


By: _________________________








                                     * * * *


                                   Appendix A


The Funds


[each of the Funds of the Trust]


The Feeder Funds are as follows:

         American Asset Allocation Trust
         American Bond Trust
         American Global Growth Trust
         American Global Small Capitalization Trust
         American Growth-Income Trust
         American Growth Trust
         American High-Income Bond Trust
         American International Trust
         American New World Trust
         American Blue Chip Income & Growth Trust



                                     * * * *



                                   Appendix B


Compensation


Each Fund list in Appendix A shall reimburse John Hancock for its expenses associated with providing all such Services described in this Agreement, including (a) compensation and related personnel expenses and (b) expenses of office space, office equipment, utilities and miscellaneous office expenses (the "Reimbursement"). John Hancock shall determine the expenses to be reimbursed by each Fund; provided, however, that such expenses shall not exceed levels that are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. The Reimbursement shall be calculated and paid monthly in arrears.

                                                                      APPENDIX K

                     FORMS OF RULE 12b-1 DISTRIBUTION PLANS

                    Series I, Series II and Series III of the
                         Original American Feeder Funds


                                 Series I Shares

     John Hancock Trust (the "Trust"), a Massachusetts business trust, hereby adopts the following plan (the "Plan") for Series I Shares of the Trust (the "Shares") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "Act"), on behalf of each of the portfolios of the Trust listed in Appendix A (the "Portfolios").

1.   Amount and Payment of Plan Fees

     Each Portfolio shall accrue daily a fee under the Plan at an annual rate of up to 0.15%* of its net assets in respect of the Shares (the "Plan Fee") and shall pay the Plan Fee daily to the Trust's distributor, John Hancock Distributors, LLC or its successor (the "Distributor").

     *0.60% in the case of the American Asset Allocation Trust, American Fundamental Holding Trust, American Global Diversification Trust, American Global Growth Trust, American Global Small Capitalization Trust, American High-Income Bond Trust, American New World Trust, the American Bond Trust, American Growth Trust, American International Trust, American Blue Chip Income and Growth Trust, and American Growth-Income Trust.


2.   Use of Plan Fees

     To the extent consistent with applicable laws, regulations and rules, the Distributor may use Plan Fees:

     (i) for any expenses relating to the distribution of the Shares;
     (ii) for any expenses relating to shareholder or administrative services for holders of the Shares or owners of contracts funded in insurance company separate accounts that invest in the Shares; and
     (iii) for the payment of "service fees" that come within Rule 2830(d)(5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

     Without limiting the foregoing, the Distributor may pay all or part of the Plan Fees from a Portfolio to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the Portfolio serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding sentence; this provision, however, does not obligate the Distributor to make any payments of Plan Fees and does not limit the use that the Distributor may make of the Plan Fees it receives. This Plan does not require the Distributor to perform, or to cause any other person to perform, any specific type or level of distribution or other activities or to incur, or to cause any other person to incur, any specific type or level of expenses for distribution or other activities.

3.   Other Payments Authorized

     This Plan authorizes any payments in addition to Plan Fees made by a Portfolio to the Distributor or any of its affiliates, including the payment of any management or advisory fees, which may be deemed to be an indirect financing of distribution costs.

4.   Reporting

     The Distributor shall provide to the Trust's Board of Trustees, and the Trustees shall review, at least quarterly, written reports setting forth all Plan expenditures, and the purposes for those expenditures.

5.   Related Agreements

     Each agreement related to the Plan shall contain the provisions required by the Rule.

6.   Amendment; Continuation; Termination

     The Plan may not be amended to increase materially the amount to be spent by a Portfolio without such shareholder approval as is required by the Rule. All material amendments of the Plan must be approved in the manner described in the Rule. The Plan shall continue in effect (i) with respect to a Portfolio only so long as the Plan is specifically approved for that Portfolio at least annually as provided in the Rule and (ii) only while the Trust remains eligible to rely on the Rule. The Plan may be terminated with respect to any Portfolio at any time as provided in the Rule.

7.   Limitation of Liability

     The Agreement and Declaration of Trust of the Trust, dated September 29, 1988, a copy of which together with all amendments thereto is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the obligations of this instrument are not binding upon any of the Trustees of the Trust or the shareholders of the Trust individually, but are binding only upon the assets belonging to Series I shares of the Trust, or the particular Portfolio of the Trust in question, as the case may be.


                                   Appendix A

     All portfolios of the Trust except Money Market Trust B, 500 Index Trust B, International Equity Index Trust B and Bond Index Trust B.

                                Series II Shares

     John Hancock Trust (the "Trust"), a Massachusetts business trust, hereby adopts the following plan (the "Plan") for Series II Shares of the Trust (the "Shares") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "Act"), on behalf of each of the portfolios of the Trust listed in Appendix A (the "Portfolios").

1.   Amount and Payment of Plan Fees

     Each Portfolio shall accrue daily a fee under the Plan at an annual rate of up to 0.35%* of its net assets in respect of the Shares (the "Plan Fee") and shall pay the Plan Fee daily to the Trust's distributor, John Hancock Distributors, LLC or its successor (the "Distributor").

     *0.75% in the case of the American Asset Allocation Trust, American Fundamental Holding Trust, American Global Diversification Trust, American Global Growth Trust, American Global Small Capitalization Trust, American High-Income Bond Trust, American New World Trust, the American Bond Trust, American Growth Trust, American International Trust, American Blue Chip Income and Growth Trust, and American Growth-Income Trust.

2.   Use of Plan Fees

     To the extent consistent with applicable laws, regulations and rules, the Distributor may use Plan Fees:

          (i) for any expenses relating to the distribution of the Shares;
          (ii) for any expenses relating to shareholder or administrative services for holders of the Shares or owners of contracts funded in insurance company separate accounts that invest in the Shares; and
          (iii) for the payment of "service fees" that come within Rule 2830(d)(5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

     Without limiting the foregoing, the Distributor may pay all or part of the Plan Fees from a Portfolio to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the Portfolio serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding sentence; this provision, however, does not obligate the Distributor to make any payments of Plan Fees and does not limit the use that the Distributor may make of the Plan Fees it receives. This Plan does not require the Distributor to perform, or to cause any other person to perform, any specific type or level of distribution or other activities or to incur, or to cause any other person to incur, any specific type or level of expenses for distribution or other activities.

3.   Other Payments Authorized

     This Plan authorizes any payments in addition to Plan Fees made by a Portfolio to the Distributor or any of its affiliates, including the payment of any management or advisory fees, which may be deemed to be an indirect financing of distribution costs.

4.   Reporting

     The Distributor shall provide to the Trust's Board of Trustees, and the Trustees shall review, at least quarterly, written reports setting forth all Plan expenditures, and the purposes for those expenditures.

5    Related Agreements

     Each agreement related to the Plan shall contain the provisions required by the Rule.

6.   Amendment; Continuation; Termination

     The Plan may not be amended to increase materially the amount to be spent by a Portfolio without such shareholder approval as is required by the Rule. All material amendments of the Plan must be approved in the manner described in the Rule. The Plan shall continue in effect (i) with respect to a Portfolio only so long as the Plan is specifically approved for that Portfolio at least annually as provided in the Rule and (ii) only while the Trust remains eligible to rely on the Rule. The Plan may be terminated with respect to any Portfolio at any time as provided in the Rule.

7.   Limitation of Liability

     The Agreement and Declaration of Trust of the Trust, dated September 29, 1988, a copy of which together with all amendments thereto is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the obligations of this instrument are not binding upon any of the Trustees of the Trust or the shareholders of the Trust individually, but are binding only upon the assets belonging to Series ii shares of the Trust, or the particular Portfolio of the Trust in question, as the case may be.


                                   Appendix A

     All portfolios of the Trust except Money Market Trust B, 500 Index Trust B, International Equity Index Trust B and Bond Index Trust B.

                                Series III Shares

     John Hancock Trust (the "Trust"), a Massachusetts business trust, hereby adopts the following plan (the "Plan") for Series III Shares of the Trust (the "Shares") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "Act"), on behalf of each of the portfolios of the Trust listed in Appendix A (the "Portfolios").

1.   Amount and Payment of Plan Fees

     Each Portfolio shall accrue daily a fee under the Plan at an annual rate of up to 0.25% of its net assets in respect of the Shares (the "Plan Fee") and shall pay the Plan Fee daily to the Trust's distributor, John Hancock Distributors, LLC or its successor (the "Distributor").


2.   Use of Plan Fees

     To the extent consistent with applicable laws, regulations and rules, the Distributor may use Plan Fees:

          (iv) for any expenses relating to the distribution of the Shares,
          (v) for any expenses relating to shareholder or administrative services for holders of the Shares or owners of contracts funded in insurance company separate accounts that invest in the Shares, and
          (vi) for the payment of "service fees" as defined in Rule 2830(b)(9) of the Conduct Rules of the National Association of Securities Dealers, Inc.

     Without limiting the foregoing, the Distributor may pay all or part of the Plan Fees from a Portfolio to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the Portfolio serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding sentence; this provision, however, does not obligate the Distributor to make any payments of Plan Fees and does not limit the use that the Distributor may make of the Plan Fees it receives. This Plan does not require the Distributor to perform, or to cause any other person to perform, any specific type or level of distribution or other activities or to incur, or to cause any other person to incur, any specific type or level of expenses for distribution or other activities.

3.   Other Payments Authorized

     This Plan authorizes any payments in addition to Plan Fees made by a Portfolio to the Distributor or any of its affiliates, including the payment of any management or advisory fees, which may be deemed to be an indirect financing of distribution costs.

4.   Reporting

     The Distributor shall provide to the Trust's Board of Trustees, and the Trustees shall review, at least quarterly, written reports setting forth all Plan expenditures, and the purposes for those expenditures.

5.   Related Agreements

     Each agreement related to the Plan shall contain the provisions required by the Rule.

6.   Amendment; Continuation; Termination

     The Plan may not be amended to increase materially the amount to be spent by a Portfolio without such shareholder approval as is required by the Rule. All material amendments of the Plan must be approved in the manner described in the Rule. The Plan shall continue in effect (i) with respect to a Portfolio only so long as the Plan is specifically approved for that Portfolio at least annually as provided in the Rule and (ii) only while the Trust remains eligible to rely on the Rule. The Plan may be terminated with respect to any Portfolio at any time as provided in the Rule.

7.   Limitation of Liability

The Agreement and Declaration of Trust of the Trust, dated September 29, 1988, a copy of which together with all amendments thereto is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the obligations of this instrument are not binding upon any of the Trustees of the Trust or the shareholders of the Trust individually, but are binding only upon the assets belonging to Series III shares of the Trust, or the particular Portfolio of the Trust in question, as the case may be.


                                   Appendix A

                         American Asset Allocation Trust
                               American Bond Trust
                          American Global Growth Trust
                   American Global Small Capitalization Trust
                          American Growth-Income Trust
                              American Growth Trust
                         American High-Income Bond Trust
                          American International Trust
                            American New World Trust
                    American Blue Chip Income & Growth Trust

                               JOHN HANCOCK TRUST


                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
                       JOHN HANCOCK LIFE INSURANCE COMPANY
                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                            VOTING INSTRUCTIONS FORM

[NAME OF INSURANCE COMPANY]
[NAME OF FUND]

     The undersigned hereby instructs John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company and John Hancock Variable Life Insurance Company to vote all shares of John Hancock Trust ("JHT") attributable to his or her variable annuity or variable life contract at the Special Meeting of Shareholders to be held at 601 Congress Street, Boston, Massachusetts 02210 at 10:00 a.m. Eastern Time, January 8, 2008, and any adjournments thereof (the "Meeting"), as indicated below and in their discretion upon such other matters as may properly come before the Meeting.

     Voting pursuant to these instructions will be as specified. If no specification is made as to an item, voting will be for such item. This voting instructions form is provided for the shares of the Fund named above attributable to your contract values as of November 10, 2007. Please sign, date and return the voting instructions form in the enclosed postage-paid envelope.

     VOTING INSTRUCTIONS MUST BE RECEIVED BY JANUARY 7, 2008, TO BE VOTED AT THE MEETING TO BE HELD ON JANUARY 8, 2008.

     THESE VOTING INSTRUCTIONS ARE SOLICITED BY JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK, JOHN HANCOCK LIFE INSURANCE COMPANY AND JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES OF JHT.


Date:                          , 200_

                                      PLEASE SIGN IN BOX BELOW:

                            ----------------------------------------------



                            ----------------------------------------------
                               Signatures(s), Title(s), if applicable


     If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign in his or her own name, indicating that he or she is a "Partner." If the contract owner is a trust, the trustee should sign in his or her own name, indicating that he or she is a "Trustee."

  PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL: [X].
                       PLEASE DO NOT USE FINE POINT PENS.

                                 --------------

     These voting instructions, if properly executed, will be voted in the manner directed by the contract holder. IF NO DIRECTION IS MADE, THESE VOTING INSTRUCTIONS WILL BE VOTED "FOR" ALL TRUSTEE NOMINEES AND "FOR" ALL PROPOSALS. Please refer to the Proxy Statement for a discussion of the proposals.

1.  Election of the following seven nominees as                 For All        Withhold      For All Nominees except
Trustees of JHT:  Charles L. Bardelis, James R. Boyle,         Nominees     Authority for    individuals named below:
Peter S. Burgess, Elizabeth G. Cook, Hassell H.                              all Nominees
McClellan. James M. Oates and F. David Rolwing.
                                                                  [ ]            [ ]                   [ ]
                                                                                               ___________________

                                                                  For          Against               Abstain
2(a).  Approval of Amendment to Declaration of Trust
authorizing conversion of JHT to another form of                  [ ]            [ ]                   [ ]
business entity.

2(b).  Approval of Reorganization of JHT from a
Massachusetts business trust to a Delaware limited                [ ]            [ ]                   [ ]
liability company pursuant to Plan of Conversion.

3.  Approval of Amendment to Advisory Agreement:
      3(a)  Clarifying Adviser's authority to manage              [ ]            [ ]                   [ ]
Fund assets directly.
      3(b)  Clarifying liability standard                         [ ]            [ ]                   [ ]
applicable to Adviser.
      3(c)  Transferring non-advisory services to New             [ ]            [ ]                   [ ]
Service Agreement with Adviser.
      3(d)  Restructuring advisory fee.                           [ ]            [ ]                   [ ]

4.    Approval of amended Rule 12b-1 Plan                         [ ]            [ ]                   [ ]

5.    Approval of amended fundamental investment
restriction regarding:
      5(a)  Concentration.                                        [ ]            [ ]                   [ ]
      5(b)  Diversification.                                      [ ]            [ ]                   [ ]
      5(c)  Borrowing.                                            [ ]            [ ]                   [ ]
      5(d)  Underwriting.                                         [ ]            [ ]                   [ ]
      5(e)  Real estate.                                          [ ]            [ ]                   [ ]
      5(f)  Commodities.                                          [ ]            [ ]                   [ ]
      5(g)  Loans.                                                [ ]            [ ]                   [ ]

      5(h)  Senior securities.                                    [ ]            [ ]                   [ ]
Any other business that may properly come before the
Meeting.


     PLEASE MARK YOUR VOTING INSTRUCTIONS FORM, DATE AND SIGN IT ON THE REVERSE SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                               JOHN HANCOCK TRUST


                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
                       JOHN HANCOCK LIFE INSURANCE COMPANY
                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                            VOTING INSTRUCTIONS FORM

[NAME OF INSURANCE COMPANY] (the "Insurance Company")
[NAME OF LIFESTYLE TRUST] (the "Lifestyle Trust")
[NAME OF UNDERLYING FUND] (the "Fund")

     The undersigned hereby instructs the Insurance Company, as shareholder of record of the Lifestyle Trust and with respect to the proportionate interest in the Lifestyle Trust attributable to the undersigned's variable annuity or variable life insurance contract, to instruct John Hancock Trust ("JHT"), in voting shares of the Fund held by the Lifestyle Trust, to vote all such shares at the Special Meeting of Shareholders to be held at 601 Congress Street, Boston, Massachusetts 02210 at 10:00 a.m. Eastern Time, January 8, 2008, and any adjournments thereof (the "Meeting"), as indicated below and in its discretion upon such other matters as may properly come before the Meeting.

     Voting pursuant to these instructions will be as specified. If no specification is made as to an item, voting will be for such item. This voting instructions form is provided with respect to your contract values as of November 10, 2007. Please sign, date and return the voting instructions form in the enclosed postage-paid envelope.

     VOTING INSTRUCTIONS MUST BE RECEIVED BY JANUARY 7, 2008, TO BE VOTED AT THE MEETING TO BE HELD ON JANUARY 8, 2008.

     THE BOARD OF TRUSTEES OF JHT IS SOLICITING PROXIES IN CONNECTION WITH THE VOTING OF SHARES OF THE FUND. THE LIFESTYLE TRUST IS A RECORD OWNER OF SHARES OF THE FUND. JHT HAS REQUESTED THAT THE INSURANCE COMPANY, AS A RECORD OWNER OF SHARES OF THE LIFESTYLE TRUST, PROVIDE VOTING INSTRUCTIONS FOR SHARES OF THE FUND HELD BY THE LIFESTYLE TRUST. THE INSURANCE COMPANY, IN TURN, IS SOLICITING VOTING INSTRUCTIONS FROM OWNERS OF VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS WHOSE CONTRACT VALUES ARE DETERMINED BY INVESTMENT IN SHARES OF THE LIFESTYLE TRUST.


Date: _________________, 200_

                                    PLEASE SIGN IN BOX BELOW:

                               ----------------------------------------------



                               ----------------------------------------------
                               Signatures(s), Title(s), if applicable


     If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign in his or her own name, indicating that he or she is a "Partner." If the contract owner is a trust, the trustee should sign in his or her own name, indicating that he or she is a "Trustee."



  PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL: [X].
                       PLEASE DO NOT USE FINE POINT PENS.

                                 --------------

     These voting instructions, if properly executed, will be voted in the manner directed by the contract holder. IF NO DIRECTION IS MADE, THESE VOTING INSTRUCTIONS WILL BE VOTED "FOR" ALL TRUSTEE NOMINEES AND "FOR" ALL PROPOSALS. Please refer to the Proxy Statement for a discussion of the proposals.

1.  Election of the following seven nominees as                 For All        Withhold      For All Nominees except
Trustees of JHT:  Charles L. Bardelis, James R. Boyle,         Nominees     Authority for    individuals named below:
Peter S. Burgess, Elizabeth G. Cook, Hassell H.                              all Nominees
McClellan. James M. Oates and F. David Rolwing.
                                                                  [ ]            [ ]                   [ ]
                                                                                               ___________________

                                                                  For          Against               Abstain
2(a).  Approval of Amendment to Declaration of Trust
authorizing conversion of JHT to another form of                  [ ]            [ ]                   [ ]
business entity.

2(b).  Approval of Reorganization of JHT from a
Massachusetts business trust to a Delaware limited                [ ]            [ ]                   [ ]
liability company pursuant to Plan of Conversion.

3.  Approval of Amendment to Advisory Agreement:

      3(a)  Clarifying Adviser's authority to manage              [ ]            [ ]                   [ ]
Fund assets directly.
      3(b)  Clarifying liability standard                         [ ]            [ ]                   [ ]
applicable to Adviser.
      3(c)  Transferring non-advisory services to New             [ ]            [ ]                   [ ]
Service Agreement with Adviser.
      3(d)  Restructuring advisory fee.                           [ ]            [ ]                   [ ]

4.    Approval of amended Rule 12b-1 Plan                         [ ]            [ ]                   [ ]

5.    Approval of amended fundamental investment
restriction regarding:
      5(a)  Concentration.                                        [ ]            [ ]                   [ ]
      5(b)  Diversification.                                      [ ]            [ ]                   [ ]
      5(c)  Borrowing.                                            [ ]            [ ]                   [ ]

      5(d)  Underwriting.                                         [ ]            [ ]                   [ ]
      5(e)  Real estate.                                          [ ]            [ ]                   [ ]
      5(f)  Commodities.                                          [ ]            [ ]                   [ ]
      5(g)  Loans.                                                [ ]            [ ]                   [ ]
      5(h)  Senior securities.                                    [ ]            [ ]                   [ ]
Any other business that may properly come before the
Meeting.


     PLEASE MARK YOUR VOTING INSTRUCTIONS FORM, DATE AND SIGN IT ON THE REVERSE SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.


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